485BPOS		File Nos. 333-06709
Allianz Valuemark IV		811-05618
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	35	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	287	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on May 1, 2010 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: May 1, 2010
Titles of Securities Being Registered:	Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

THE VALUEMARK® IV VARIABLE ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

For your convenience we have provided a glossary that defines key, capitalized terms that are used in this prospectus at the back of this prospectus.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

The Contract is a “flexible purchase payment” contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is “variable” because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term “Investment Options” refers only to the variable Investment Choices listed on the following page, and not to any fixed Investment Choices). The Contract is “deferred” because you do not begin receiving regular Annuity Payments immediately.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: May 1, 2010

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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This prospectus contains information on the most recently offered Contracts. Information regarding the product features and expenses of older Contracts can be found in the SAI.

We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. Currently, the only fixed Investment Choice we offer under our general account is the DCA Fixed Option. One or more of the Investment Choices may not be available in your state. We may add, substitute or remove Investment Choices in the future.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS	INVESCO
AZL Balanced Index StrategySM Fund	AZL® Invesco International Equity Fund
AZL FusionSM Balanced Fund
AZL FusionSM Growth Fund	J.P. MORGAN
AZL FusionSM Moderate Fund	AZL® JPMorgan U.S. Equity Fund
AZL Growth Index StrategySM Fund
MFS
BLACKROCK	AZL® MFS Investors Trust Fund
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund	OPPENHEIMER CAPITAL
AZL® Mid Cap Index Fund	AZL® OCC Opportunity Fund
AZL® Money Market Fund
AZL® S&P 500 Index Fund	OPPENHEIMER FUNDS
AZL® Small Cap Stock Index Fund	Oppenheimer Global Securities Fund/VA(1)
BlackRock Global Allocation V.I. Fund	Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund®/VA(1)
COLUMBIA
AZL® Columbia Mid Cap Value Fund	PIMCO
AZL® Columbia Small Cap Value Fund	PIMCO EqS Pathfinder Portfolio
Seligman Smaller-Cap Value Portfolio(1)	PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
DAVIS	PIMCO VIT Emerging Markets Bond Portfolio
AZL® Davis NY Venture Fund	PIMCO VIT Global Bond Portfolio (Unhedged)
Davis VA Financial Portfolio	PIMCO VIT High Yield Portfolio
Davis VA Value Portfolio(1)	PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
DREYFUS
AZL® Dreyfus Equity Growth Fund	PRUDENTIAL
Jennison Portfolio
EATON VANCE	SP International Growth Portfolio
AZL® Eaton Vance Large Cap Value Fund
SCHRODER
FRANKLIN TEMPLETON	AZL® Schroder Emerging Markets Equity Fund
AZL® Franklin Small Cap Value Fund
Franklin Global Real Estate Securities Fund	TURNER
Franklin Growth and Income Securities Fund	AZL® Turner Quantitative Small Cap Growth Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund	VAN KAMPEN
Franklin Large Cap Growth Securities Fund	AZL® Van Kampen Equity and Income Fund
Franklin Rising Dividends Securities Fund	AZL® Van Kampen Global Real Estate Fund
Franklin Small-Mid Cap Growth Securities Fund	AZL® Van Kampen Growth and Income Fund
Franklin Small Cap Value Securities Fund(2)	AZL® Van Kampen International Equity Fund
Franklin Templeton VIP Founding Funds Allocation Fund	AZL® Van Kampen Mid Cap Growth Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010(3)
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Templeton Global Bond Securities Fund
Templeton Growth Securities Fund
(1)	The Investment Option is available for additional Purchase Payments and/or transfers only to Owners with Contract Value in the Investment Option on April 30, 2004.
(2)	The Franklin Small Cap Value Securities Fund is available for additional Purchase Payments and/or transfers only to Owners with Contract Value in this Investment Option on April 29, 2005.
(3)	Not available after December 17, 2010. See section 4, Investment Options for further information.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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TABLE OF CONTENTS

Fee Tables4
Contract Owner Transaction Expenses 4
Contract Owner Periodic Expenses 5
Annual Operating Expenses of the Investment Options 5
Examples6
1.The Variable Annuity Contract7
Ownership8
2.Purchase9
Purchase Payments 9
Automatic Investment Plan (AIP) 10
Allocation of Purchase Payments 10
Tax-Free Section 1035 Exchanges 10
Accumulation Units/Computing the Contract Value 11
3.The Annuity Phase11
Income Date 12
Traditional Annuity Payments 12
Traditional Guaranteed Minimum Income Benefit
(GMIB)13
Taxation of GMIB Payments 14
Amount Used to Calculate GMIB Payments 15
Traditional GMIB Value 15
Annuity Options 15
Partial Annuitization 17
4.Investment Options18
Substitution and Limitation on Further Investments 25
Transfers25
Excessive Trading and Market Timing 26
Dollar Cost Averaging (DCA) Program 28
Flexible Rebalancing 29
Financial Advisers – Asset Allocation Programs 29
Voting Privileges 29
5.Our General Account30
6.Expenses30
Separate Account Annual Expenses 30
Contract Maintenance Charge 31
Withdrawal Charge 31
Transfer Fee 33
Premium Taxes 33
Income Taxes 33
Investment Option Expenses 33
7.Taxes33
Annuity Contracts in General 34
Qualified Contracts 34
Multiple Contracts 35
Partial 1035 Exchanges 35
Distributions – Non-Qualified Contracts 35
Distributions – Qualified Contracts 36
Assignments, Pledges and Gratuitous Transfers 37

Death Benefits 37
Withholding37
Federal Estate Taxes 38
Generation-Skipping Transfer Tax 38
Foreign Tax Credits 38
Annuity Purchases by Nonresident Aliens and
Foreign Corporations 38
Possible Tax Law Changes 38
Diversification 38
Required Distributions 39
8.Access to Your Money39
Partial Withdrawal Privilege 40
Waiver of Withdrawal Charge Benefits 40
Systematic Withdrawal Program 40
The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments 41
Suspension of Payments or Transfers 41
9.Illustrations41
10.Death Benefit42
Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) 42
Enhanced Guaranteed Minimum Death Benefit
(Enhanced GMDB) 42
Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB) 44
Termination of the Death Benefit 44
Death of the Owner Under Inherited IRA Contracts 45
Death of the Owner and/or Annuitant Under
All Other Contracts 45
Death Benefit Payment Options 48
11.Other Information49
Allianz Life49
The Separate Account 49
Distribution49
Additional Credits for Certain Groups 51
Administration/Allianz Service Center 51
Legal Proceedings 51
Financial Statements 51
12.Table of Contents of the Statement of
Additional Information (SAI) 52
13.Privacy and Security Statement53
Appendix A – Condensed Financial Information 55
Appendix B – GMIB Value Calculation Examples 63
Appendix C – Death Benefit Calculation Examples 64
Glossary66
For Service or More Information 68

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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The following is a list of common abbreviations used in this prospectus:

AIA	=	Annual Increase Amount	GMIB	=	Guaranteed Minimum Income Benefit
CV Plus	=	Contract Value Plus	MAV	=	Maximum Anniversary Value
GMDB	=	Guaranteed Minimum Death Benefit

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge During the Accumulation Phase(1),(2)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since We Received Your Purchase Payment	Charge
0	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 years or more	0%
Transfer Fee(3)The lesser of $25 or 2% of the amount transferred

Premium Taxes(4)0% to 3.5%

(as a percentage of each Purchase Payment)

(1)
In Washington we waive the withdrawal charge beginning with the later of the first Contract Anniversary after you attain age 70, or the tenth Contract Anniversary. For more information, please see Section 6, Expenses – Withdrawal Charge.

(2)
The partial withdrawal privilege for each Contract Year after the first is equal to 15% of your Contract Value as of the immediately preceding Contract Anniversary, less any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge. We will not deduct a withdrawal charge from amounts withdrawn under the partial withdrawal privilege. There is no partial withdrawal privilege during the first Contract Year or during the Annuity Phase. Any unused partial withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the partial withdrawal privilege and other information that appears in section 8, Access to Your Money.

(3)
The first twelve transfers in a Contract Year are free. Dollar cost averaging and flexible rebalancing transfers do not count against any free transfers we allow. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses – Transfer Fee.

(4)
It is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 6, Expenses – Premium Taxes.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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CONTRACT OWNER PERIODIC EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options’ fees and expenses. The Separate Account annual expenses include the mortality and expense risk (M&E) charges and the administrative charge.

During the Accumulation Phase:

Contract Maintenance Charge(5)$30

(per Contract per year)

Separate Account Annual Expenses(6)
The annualized rate is realized on a daily basis as a percentage of the net asset value of an Investment Option.

	Contract without a GMIB			Contract with the Traditional GMIB
	M&E Charges	Admin. Charge	Total	M&E Charges	Admin. Charge	Total
Traditional GMDB	1.60%	0.15%	1.75%	1.75%	0.15%	1.90%
Enhanced GMDB	1.90%	0.15%	2.05%	2.00%	0.15%	2.15%
Earnings Protection GMDB	1.90%	0.15%	2.05%	2.05%	0.15%	2.20%
During The Annuity Phase:

Contract Maintenance Charge(7)$30

(per Contract per year)

Separate Account Annual Expenses – if you request variable Traditional Annuity Payments
The annualized rate is realized on a daily basis as a percentage of the net asset value of an Investment Option.

M&E Charge(8)	1.60%
Administrative Charge	0.15%
Total	1.75%
(5)
We waive the contract maintenance charge if your Contract Value is at least $50,000 at the time we are to deduct the charge. If the total Contract Value of all your Contracts that are registered with the same social security number is at least $50,000, we waive the charge on all your Contracts. For more information, please see section 6, Expenses – Contract Maintenance Charge.

(6)	Some or all of the guaranteed benefits may not be available in all states, check with your registered representative.

(7)
We waive the contract maintenance charge during the Annuity Phase if your Contract Value on the Income Date is at least $50,000. For more information, please see section 6, Expenses – Contract Maintenance Charge.

(8)
Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you request variable Traditional Annuity Payments under a Partial Annuitization. For more information, please see section 3, The Annuity Phase – Partial Annuitization.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.
	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.29%	1.79%
*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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EXAMPLES

The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The entire $30 contract maintenance charge is deducted in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Accumulation Phase if your Contract Value at the end of year is at least $50,000, or during the Annuity Phase if your Contract Value on the Income Date is at least $50,000.

Transfer fees may apply, but are not reflected in the tables. For additional information see section 6, Expenses.

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

a)	The Earnings Protection GMDB and the Traditional GMIB

(which carries the highest Separate Account annual expense of 2.20%).

b)	The Traditional GMDB and no GMIB (which carries the lowest Separate Account annual expense of 1.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
1.79% (the maximum Investment Option operating expense)	a)	$1,031	$1,815	$2,536	$4,497
	b)	$ 987	$1,685	$2,326	$4,109
0.29% (the minimum Investment Option operating expense)	a)	$ 882	$1,376	$1,816	$3,126
	b)	$ 837	$1,240	$1,588	$2,669
If you do not take a full withdrawal or if you take a Full Annuitization* of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
1.79% (the maximum Investment Option operating expense)	a)	$ 431	$1,305	$2,196	$4,497
	b)	$ 387	$1,175	$1,986	$4,109
0.29% (the minimum Investment Option operating expense)	a)	$ 282	$ 866	$1,476	$3,126
	b)	$ 237	$ 730	$1,248	$2,669
*	Traditional Annuity Payments are generally not available until the second Contract Anniversary in most states and GMIB Payments are not available until the seventh Contract Anniversary.
See Appendix A for condensed financial information on the Accumulation Unit values (AUVs) for the highest and lowest Separate Account annual expenses. See Appendixes A and B to the Statement of Additional Information for condensed financial information regarding the AUVs for other expense levels and for older Contracts that we no longer offer.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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1.	THE VARIABLE ANNUITY CONTRACT

The Contract is no longer offered for sale. However, as an existing Owner, you can make additional Purchase Payments to your Contract during the Accumulation Phase subject to certain restrictions.

An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Under all Contracts, Traditional Annuity Payments are available during the Annuity Phase. Traditional Annuity Payments must begin on a designated date (the Income Date) that is at least two years after your Issue Date. For Contracts with a GMIB, you can request fixed Annuity Payments (GMIB Payments) beginning on the seventh Contract Anniversary. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization.* The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract will be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.

*	GMIB Partial Annuitizations are based on the GMIB value and are not available until the seventh Contract Anniversary. They are also not available if the GMIB value is less than the Contract Value.

Your Investment Choices include the Investment Options and any available general account Investment Choice. You cannot invest in more than 15 Investment Options at any one time. Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options. The Investment Options are designed to offer the opportunity for a better return than any available general account Investment Choice; however, this is not guaranteed. The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Traditional Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select.

We will not make any changes to your Contract without your permission except as may be required by law.

The Contract will terminate when:

•	the Accumulation Phase has terminated,

•	the Annuity Phase, if any, has terminated and/or
•	all applicable death benefit payments have been made.
For example, if you purchased a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract will terminate although the Annuity Phase never began and we did not make any death benefit payments.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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State Specific Contract Restrictions

The Contract is subject to the law of the state in which it was issued. Some of the terms of your Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include the following.
•	The withdrawal charge schedule.
•	Availability of Investment Options, Annuity Options, endorsements, and/or riders.
•	Selection of certain Income Dates.

•	Restrictions on your ability to make additional Purchase Payments.

•	Selection of certain assumed investment rates for variable Annuity Payments.

•	Our ability to restrict transfer rights.

All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your registered representative or contact our Service Center at the toll free number listed at the back of this prospectus.

OWNERSHIP

Owner

You, as the Owner, have all the rights under the Contract. The Owner was designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

A Non-Qualified Contract can be owned by up to two Owners. Upon the death of either Joint Owner, the surviving Joint Owner will become the sole primary Beneficiary. We will then treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

Annuitant

The Annuitant is the individual on whose life we base Annuity Payments. You designated an Annuitant when you purchased a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your registered representative if you have questions.

Payee

The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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Beneficiary

The Beneficiary is the person(s) or entity you designated at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. For Contracts that are jointly owned by spouses, if both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. However, for tax reasons, if the Joint Owners were not spouses and both Joint Owners die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.

Assignment, Changes of Ownership and Other Transfers of a Contract

An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be provided to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We will not be liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

2.	PURCHASE

PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. The Purchase Payment requirements for this Contract are as follows.

•	You can make additional Purchase Payments of at least $250 (or as low as $100 if you have selected the automatic investment plan) during the Accumulation Phase.

•
You cannot make any additional Purchase Payments to the Contract after the Income Date that you take a Full Annuitization (including a required Full Annuitization on the maximum permitted Income Date). In certain states, additional Purchase Payments can only be made during the first Contract Year or may be otherwise restricted.

•	The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).

•
If you purchased this Contract as an Inherited IRA, the death benefit proceeds of the previous tax-qualified investment were directly transferred into this Contract (see section 8, Access to Your Money – The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments). A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. The death benefit proceeds cannot be received by the beneficiary and then applied to an Inherited IRA Contract. For more information on Inherited IRA Contracts, see section 7, Taxes – Qualified Contracts – Inherited IRA.

Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted after the Owner reaches age 70½.

We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

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AUTOMATIC INVESTMENT PLAN (AIP)

The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $100. You may stop or change the AIP at any time. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

The AIP will no longer be available to you after the Income Date on which you take a Full Annuitization.

ALLOCATION OF PURCHASE PAYMENTS

We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. We will allocate your initial Purchase Payment to the Investment Choices you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Choices will not change the allocation instructions for any future additional Purchase Payments. You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in Good Order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least ten Investment Options.

If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be “received” when it is received at our Service Center regardless of how or when you made the payment.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

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ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

Your Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract and any interest you earn on any general account Investment Choices. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Traditional Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to an Investment Option at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day’s price. The Purchase Payments you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

•	dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,

•	adding any applicable dividends or capital gains, and

•	multiplying this result by one minus the amount of the Separate Account annual expenses for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day’s price.

3.	THE ANNUITY PHASE

You can apply your Contract Value to regular periodic payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments.* You will receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, the amount payable will be the amount that would have been provided at the true age or gender.

*	GMIB Partial Annuitizations are based on the GMIB value and are not available until the seventh Contract Anniversary. They are also not available if the GMIB value is less than the Contract Value.

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INCOME DATE

The Income Date is the date Annuity Payments (GMIB Payments or Traditional Annuity Payments) begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant’s 85th birthday, or b) the tenth (fifth in Pennsylvania) Contract Anniversary. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different Income Date after the Issue Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on the broker/dealer you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least two years after the Issue Date. The Income Date will never be later than what is permitted under applicable law. To receive the annuity income protection of the GMIB, your Income Date must be within 30 days following a Contract Anniversary beginning with the seventh Contract Anniversary (and certain other conditions must also be met).
NOTE: You will be required to take a Full Annuitization of your Contract on the maximum permitted Income Date if, at that time, your Contract Value is greater than zero. We will base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option we will make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you will no longer have a Contract Value, any periodic withdrawal or payments (other than Annuity Payments) will stop, and the death benefit will terminate.

TRADITIONAL ANNUITY PAYMENTS

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Traditional Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,

•	a fixed payout, or

•	a combination of both.

We base Annuity Payments on your Contract Value.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Traditional Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Traditional Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Traditional Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Traditional Annuity Payments than the guaranteed rates provided by your Contract.

If you choose a variable payout, the dollar amount of the payments will depend upon the following factors.
•	The Contract Value on the Income Date.

•	The age of the Annuitant and any joint Annuitant on the Income Date.

•	The gender of the Annuitant and any joint Annuitant, where permitted.

•	The Annuity Option you select.

•	The 5% assumed investment rate (AIR) you select.

•	The mortality table specified in the Contract.

•	The future performance of the Investment Option(s) you select.

The AIR is 5%. We may agree with you to use a different value, however, the AIR will never exceed 7%. The 7% AIR is not available in all states. Using a higher AIR results in a higher initial variable Traditional Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Traditional Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Traditional Annuity Payments will decrease.

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If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Traditional Annuity Payments on the investment allocations that were in place on the Income Date. Currently, it is our business practice that your initial Traditional Annuity Payment must be more than $50.

Each portion of the Contract that you apply to Traditional Annuity Payments will terminate upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Traditional Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•     Contract termination.

TRADITIONAL GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The GMIB offers a minimum guaranteed income stream for Owners who can wait at least seven years before taking income.

The optional Traditional GMIB was available at Contract issue for an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses – Separate Account Annual Expenses. The additional M&E charge will reduce the performance of your selected Investment Options and in the long term may provide less Contract Value to you than would otherwise be available from the same Contract without the Traditional GMIB. The Traditional GMIB does not create Contract Value or guarantee the performance of any Investment Option. Once you select the Traditional GMIB, you cannot cancel it.

If you purchased this Contract under a qualified plan that is subject to required minimum distributions (RMDs) and you do not exercise the GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise the GMIB due to the restrictions imposed by the minimum distribution requirements.

You must hold your Contract for seven complete Contract Years before you can exercise the Traditional GMIB. If your Contract includes the Traditional GMIB and you do not exercise it, you will have incurred higher Contract expenses without receiving any advantage from the Traditional GMIB.

The Traditional GMIB provides guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments). Depending on the Annuity Option you select, the GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in Contract. You can always annuitize your Contract Value two years or more after the Issue Date under a fixed and/or variable traditional Annuity Option. However, if you do, you cannot use the Traditional GMIB value.

The annuity income protection provided by the Traditional GMIB will apply only under the following circumstances.

•	Your Income Date must be within 30 days following a Contract Anniversary, beginning with the seventh Contract Anniversary.

•	GMIB Payments can only be made as fixed payouts, regardless of the Annuity Option you select.

Under the GMIB, you can take either a Full Annuitization, or you can take Partial Annuitization(s) if the GMIB value is greater than the Contract Value.

If you exercise the Traditional GMIB under a Full Annuitization:

•	The Accumulation Phase will end and the Annuity Phase will begin.

•
The portion of the Contract that you apply to the GMIB will no longer be subject to the Separate Account annual expense, but any portion of the Contract that has been applied to variable Traditional Annuity Payments will continue to be subject to a 1.75% Separate Account annual expense.

•	The GMDB endorsement will terminate.

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If you exercise the Traditional GMIB under a Partial Annuitization*:

•	The Annuity Phase will begin and the Accumulation Phase will continue.

•
The portion of the Contract that you apply to the GMIB will no longer be subject to the Separate Account annual expense, but any portion of the Contract that is in the Accumulation Phase or that has been applied to variable Traditional Annuity Payments will continue to be subject to the appropriate Separate Account annual expense.

•
If any portion of the Contract is still in the Accumulation Phase, you may be able to make additional Purchase Payments to the Contract, but you cannot make additional Purchase Payments to any portion of the Contract that is in the Annuity Phase.

•	The Partial Annuitization will reduce the Contract Value and GMDB value proportionately by the percentage of GMIB value you apply to the GMIB.

•	GMIB Payments will not affect the Contract Value available under the portion of the Contract that is in the Accumulation Phase.

*	Not available if the GMIB value is less than the Contract Value.

If you take a Partial Annuitization you cannot do any of the following.

•	Transfer any amounts you allocated to GMIB Payments back to the portion of the Contract that is in the Accumulation Phase.

•	Transfer amounts from one Annuity Payment stream to another.

•	Allocate additional GMIB value (or Contract Value) to an existing stream of Annuity Payments.

In order to begin receiving GMIB Payments, you must submit an income option election form to our Service Center after the expiration of the seven-year waiting period and within 30 days following a Contract Anniversary. GMIB Payments will begin after your request has been received at our Service Center and is determined to be in good order. We will make GMIB Payments to you beginning on the 30th day after your Contract Anniversary. If the scheduled GMIB Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

Each portion of the Contract that you apply to GMIB Payments will terminate upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.*

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	Contract termination.

*	If we make a lump sum payment of the remaining guaranteed GMIB Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.

TAXATION OF GMIB PAYMENTS

If you take a GMIB Partial Annuitization, GMIB Payments will be treated as withdrawals and not annuity payments for tax purposes. This means that for tax purposes, any Contract earnings in the entire Contract will be considered to be distributed before Purchase Payments and may be subject to a 10% federal penalty tax. For Non-Qualified Contracts, gains are generally subject to income tax and Purchase Payments are not. For Qualified Contracts, the entire GMIB Payment under a Partial Annuitization will most likely be subject to income taxes. For more information on Partial Annuitizations, please see the discussion that appears earlier in this section.

If you take a Full Annuitization under the GMIB, GMIB Payments should be treated as annuity payments for tax purposes. If you take a GMIB Partial Annuitization, it should be treated as annuity payments (and not withdrawals) for tax purposes only after the Income Date on which you have applied the entire remaining Contract Value to Annuity Payments under the GMIB and/or Traditional Annuity Payments, that is, the Income Date after the Contract has been fully annuitized. For Non-Qualified Contracts that have been fully annuitized, a portion of each payment may be treated as gains that are subject to tax as ordinary income, and the remaining portion of the payment will be considered to be a return of your investment and will not be subject to income tax. Once we have paid out all of your Purchase Payments, however, the full amount of each GMIB Payment will be subject to tax as ordinary income. For Qualified Contracts, the entire GMIB Payment will most likely be subject to tax as ordinary income. Once you apply the entire Contract Value to Annuity Payments, GMIB Payments will generally not be subject to the 10% federal penalty tax.

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AMOUNT USED TO CALCULATE GMIB PAYMENTS

The GMIB guarantees that the GMIB Payments will be equal to the guaranteed fixed payout rates applied to the GMIB value. There may be situations where the GMIB value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with the GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We will base your Annuity Payments on whichever amount (GMIB value or Contract Value) produces the greater payment. However, if we use the Contract Value and the current fixed payout rates to calculate Traditional Annuity Payments, you will have incurred higher Contract expenses without receiving any explicit benefit from the GMIB.

TRADITIONAL GMIB VALUE

The Traditional GMIB value before the date of your death is equal to:

•	total Purchase Payments received,

•
reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization or withdrawn (including any withdrawal charge) for each traditional annuitization or withdrawal taken, and

•	if you took a GMIB Partial Annuitization, reduced by the dollar amount applied to the GMIB Payments.

Any traditional Partial Annuitizations or withdrawals you take may reduce the Traditional GMIB value by more than the amount annuitized or withdrawn. If the Contract Value at the time of annuitization or withdrawal is less than the GMIB value, we will deduct more than the amount annuitized or withdrawn from the GMIB value.

Please see Appendix B for examples of the calculations of the Traditional GMIB value.

ANNUITY OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant will be lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates will be lower than annual payout rates, payout rates for a 20-year guaranteed period will be less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant will be less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

Option 1. Life Annuity. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we will make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we will make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment will be the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation.

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We require proof of the Annuitant’s death and return of the Contract before we will make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment.

Option 3. Joint and Last Survivor Annuity. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we will make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we will make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment will be the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

Option 5. Refund Life Annuity. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Traditional Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A)	=	Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B)	=	The amount applied to variable Traditional Annuity Payments on the Income Date.

(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D)	=
The number of Annuity Units used in determining each variable Traditional Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Traditional Annuity Payment.

(F)	=	Number of variable Traditional Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

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EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

PARTIAL ANNUITIZATION

Partial Annuitizations are not available to everyone. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

You can take Partial Annuitizations as Traditional Annuity Payments after the second Contract Anniversary, and/or as GMIB Payments beginning on the seventh Contract Anniversary. Partial Annuitizations are not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. We do not allow you to allocate additional Contract Value (or GMIB value) to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.

A Partial Annuitization will decrease the Contract Value, the GMDB value, and any GMIB value. This will decrease the amounts available for withdrawals, additional Annuity Payments and payment of the death benefit. The type of Annuity Payments (traditional or GMIB) you request under a Partial Annuitization will reduce the GMIB and GMDB values differently. For more information, see section 3, The Annuity Phase – Traditional Guaranteed Minimum Income Benefit (GMIB); and see the discussion of the GMDB that applies to your Contract in section 10, Death Benefit.

For tax purposes, Annuity Payments we make under a Partial Annuitization will be treated as partial withdrawals and not as annuity payments. However, once the entire Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.

If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59½, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. You should consult a tax adviser before requesting a Partial Annuitization.

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4.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options’ prospectuses. To obtain a current prospectus for any of the Investment Options, contact your registered representative or call us at the toll free telephone number listed at the back of this prospectus.
Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. For more information about share classes, see the Investment Options’ prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not pay service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.

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INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Institutional Management Corporation	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

	Seligman Smaller-Cap Value Portfolio	Small Cap	Long-term capital appreciation	At least 80% of net assets in common stocks of “value” companies with smaller market capitalizations (up to $3 billion) at the time of purchase by the portfolio.
DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis NY Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Managed by Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.
	Davis VA Value Portfolio	Large Value	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies if they offer better prospects for capital appreciation. May invest up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return
Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies similar to those that comprise the Russell 2500™ Index at the time of investment.

Managed by Franklin Templeton Institutional, LLC	Franklin Global Real Estate Securities Fund	Specialty	High Total Return	At least 80% of net assets in investments of companies located anywhere in the world that operate in the real estate sector.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Franklin Advisers, Inc.	Franklin Growth and Income Securities Fund	Large Value	Capital appreciation, with current income as a secondary goal	Invests predominantly in a broadly diversified portfolio of equity securities, including securities convertible into common stock.
	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests substancially in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
	Franklin Large Cap Growth Securities Fund	Large Growth	Capital appreciation	At least 80% of net assets in investments of large capitalization companies.
Managed by Franklin Advisory Services, LLC	Franklin Rising Dividends Securities Fund	Mid Cap	Long-term capital appreciation with preservation of capital as an important consideration	At least 80% of net assets in investments of companies that have paid rising dividends.
Managed by Franklin Advisers, Inc.	Franklin Small–Mid Cap Growth Securities Fund	Mid Cap	Long-term capital growth	At least 80% of net assets in investments of small capitalization and mid capitalization companies.
Managed by Franklin Advisory Services, LLC	Franklin Small Cap Value Securities Fund	Small Cap	Long term total return	At least 80% of net assets in investments of small capitalization companies.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
	Franklin Zero Coupon Fund 2010	Intermediate-Term Bonds	As high an investment return as is consistent with capital preservation
Normally invests at least 80% of its net assets in zero coupon debt securities. The fund will mature December 17, 2010 and will then no longer be available as an Investment Option under the Contract. For additional information regarding the maturity of the fund, please see the Franklin Zero Coupon Fund prospectus.

Managed by Franklin Mutual Advisers, LLC	Mutual Global Discovery Securities Fund	International Equity	Capital appreciation	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Templeton Investment Counsel, LLC	Templeton Foreign Securities Fund	International Equity	Long-term capital growth	Normally invests at least 80% of net assets in investments of issuers located outside the U.S., including those in emerging markets.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of international equity securities whose issuers are considered by the fund’s subadviser to have strong earnings growth.
J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

OPPENHEIMER CAPITAL
Managed by Allianz Investment Management LLC/ Oppenheimer Capital LLC	AZL OCC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies, defined as companies believed by the subadviser to have above-average growth prospects, with market capitalizations of less than $2 billion at the time of investment.

OPPENHEIMERFUNDS
Managed by OppenheimerFunds, Inc.	Oppenheimer Global Securities Fund/VA	International Equity	Long-term capital appreciation	Invests mainly in common stocks of U.S. and foreign issuers, currently with an emphasis in developed markets.
	Oppenheimer High Income Fund/VA	High-Yield Bonds	High level of current income	Invests in a variety of high-yield debt securities of domestic and foreign issuers with at least 65% of total assets in high-yield, lower-grade fixed income securities commonly known as “junk” bonds.
	Oppenheimer Main Street Fund®/VA	Large Blend	High total return	Invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers.
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates. Invests in securities and instruments that are economically tied to at least three countries (one of which may be the United States).

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PRUDENTIAL
Managed by Prudential Investments LLC/Jennison Associates LLC	Jennison Portfolio	Large Growth	Long-term growth of capital	At least 65% of total assets in equity and equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.
Managed by Prudential Investments LLC/William Blair & Company LLC and Marsico Capital Management LLC	SP International Growth Portfolio	International Equity	Long-term growth of capital	Invests primarily in equity-related securities of foreign issuers with at least 65% of its total assets in common stocks of foreign companies operating or based in at least five different countries.
SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes, based on a quantitative model, have strong earnings growth potential. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, in the range of companies included in the Russell 2000® Growth Index.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
VAN KAMPEN
Managed by Allianz Investment Management LLC/Van Kampen Asset Management	AZL Van Kampen Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal with long-term growth of capital as an important secondary objective
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Van Kampen Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Van Kampen Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests at least 65% of total assets in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging market securities.

	AZL Van Kampen International Equity Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers selected from a universe comprised of approximately 1,200 companies in non-U.S. markets.
	AZL Van Kampen Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.

THE FRANKLIN ZERO COUPON FUND 2010 WILL MATURE ON DECEMBER 17, 2010. If you have any Contract Value allocated to this Investment Option, you will need to reallocate it to another available Investment Option prior to the maturity date. If no selection has been made by you prior to the maturity date, the Contract Value held in the subaccount underlying your Contract will be automatically transferred to the AZL Money Market Fund. You will be notified in writing at least 30 days prior to the maturity.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.50% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option’s assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.

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SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us.

TRANSFERS

You can make transfers among the Investment Choices, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses – Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer.

•
The minimum amount that you can transfer is $1,000 ($500 in New Jersey) or the entire amount in the Investment Choice, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state:

–	which Investment Choices are involved in the transfer; and

–	how much you wish to transfer.

•	After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.

•	After the Income Date, you can make a transfer from a variable Annuity Payment stream to establish a new fixed Annuity Payment stream.

•
Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the “Excessive Trading and Market Timing” discussion in this section.

•	Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

•	Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments.

When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

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Telephone and Other Electronic Transfers

You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day’s Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING

Your ability to make transfers under the Contract is subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Choice in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

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Dilution of the interests of long-term investors in an Investment Choice, if market timers or others transfer into the Investment Choice at prices that are below their true value or transfer out of the Investment Choice at prices that are higher than their true value.

•
An adverse effect on portfolio management, such as causing the Investment Choice to maintain a higher level of cash than would otherwise be the case, or causing the Investment Choice to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Choices from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market timing policy, we could modify your transfer privileges for some or all of the Investment Choices. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.

•	Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).

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•
Requiring a minimum time period between each transfer into or out of a particular Investment Choice. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Choices when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Choices offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Choice, or transfers out of and back into a particular Investment Choice.

•	Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Choice at any one time.

•	Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).

•	Prohibiting transfers into specific Investment Choices.

•	Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Choice may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners’ legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners’ interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

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We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Choice’s shares are subject to acceptance by that Investment Choice. We reserve the right to reject, without prior notice, any transfer request into an Investment Choice or allocation of a Purchase Payment to an Investment Choice if the order to purchase the Investment Choice’s shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Choice, we may prohibit transfers into or allocations of Purchase Payments to that Investment Choice. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM

The dollar cost averaging (DCA) program allows you to systematically transfer a set amount of money each month or quarter from any one of the available Investment Choices to other Investment Options. The Investment Option you transfer from may not be the Investment Option you transfer to in this program. You cannot dollar cost average to a general account Investment Choice. The only general account Investment Choice that you can dollar cost average from is the DCA Fixed Option. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.

There may be two DCA options available to you. The first option is the DCA Fixed Option. It is only available for a period of either 6 or 12 months for additional Purchase Payments. Under the DCA Fixed Option, you will receive a fixed interest rate guaranteed for the period by us. The DCA Fixed Option may not be available in your state.

The second option is the Standard DCA Option. It requires a $1,500 minimum allocation and participation for at least six months. Only the Investment Options are available with this option.

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. In order for DCA transfers to begin on the tenth of the month we must receive your DCA form in Good Order at our Service Center by 3 p.m. central standard time on the Business Day immediately before the tenth. You can elect either program by properly completing the DCA form provided by us.

Your participation in the program will end when any of the following occurs.

•	The number of desired transfers has been made.

•	You do not have enough money in the Investment Choices to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end).

•	You request to terminate the program (your request must be received at our Service Center by 3 p.m. central standard time on the Business Day immediately before the tenth to terminate that month).

•	Contract termination.

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If you participate in the DCA program, there are no fees for the transfers made under this program and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

FLEXIBLE REBALANCING

You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. The general account Investment Choices are not part of the flexible rebalancing program. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. In order for flexible rebalancing transfers to begin on the 20th of the month, we must receive your request in Good Order at our Service Center by 3 p.m. central standard time on the Business Day immediately before the 20th. Otherwise, the first flexible rebalancing transfer will not occur until the 20th day of the next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To terminate your participation in this program, your request must also be received at our Service Center by 3 p.m. central standard time on the Business Day immediately before the 20th to terminate that month.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser’s fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59½, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to Owners as stated above.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

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We determine your voting interest in an Investment Option as follows.

•
You are permitted to cast votes based on the dollar value of the Investment Option’s shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.

•	We will determine the number of shares that you can vote.

•	You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.

5.	OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for assets invested in our general account to lose value. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

Currently, we only offer a DCA Fixed Option as an Investment Choice under our general account during the Accumulation Phase. Any amounts you allocate to this Investment Choice under our general account become part of our general account. Any guaranteed values provided by this Contract that are in excess of the Contract Value are subject to our claims paying ability. Additionally, any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account. We may change the terms of the general account Investment Choices in the future. Please contact us for the most current terms.

6.	EXPENSES

There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

SEPARATE ACCOUNT ANNUAL EXPENSES

Each Business Day during the Accumulation and Annuity Phases we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges and the administrative charge (together they are called the Separate Account annual expenses). We do this as part of our calculation of the value of the Accumulation and Annuity Units. The charges are an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option. The amount of the M&E charge during the Accumulation Phase depends on the benefit options that apply. The annual administrative charge is equal to 0.15% during both phases of your Contract. During the Accumulation Phase, the Separate Account annual expenses* are as follows:

	Contract without a GMIB			Contract with the Traditional GMIB
	M&E Charges	Admin. Charge	Total	M&E Charges	Admin. Charge	Total
Traditional GMDB	1.60%	0.15%	1.75%	1.75%	0.15%	1.90%
Enhanced GMDB	1.90%	0.15%	2.05%	2.00%	0.15%	2.15%
Earnings Protection GMDB	1.90%	0.15%	2.05%	2.05%	0.15%	2.20%
*	Some or all of the guaranteed benefits may not be available in all states.

During the Annuity Phase, if you request variable Traditional Annuity Payments, the Separate Account annual expenses are equal, on an annual basis, to 1.75%. Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you request a variable traditional Partial Annuitization.

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Mortality and Expense Risk (M&E) Charges

These charges compensate us for all the insurance benefits provided by your Contract, for example:

•	our contractual obligation to make Annuity Payments,

•	the death, income, and withdrawal benefits under the Contract,

•	certain expenses related to the Contract, and

•	for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

Administrative Charge

This charge is equal to 0.15% of the average daily assets invested in a subaccount on an annual basis. We deduct this charge during both the Accumulation and Annuity Phases. This charge, together with the contract maintenance charge (which is explained next), is for all the expenses associated with the administration and maintenance of the Contracts.

CONTRACT MAINTENANCE CHARGE

We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation and Annuity Phases. The charge is for the expenses associated with the administration and maintenance of the Contract. We deduct this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Choices as set out in your Contract. During the Annuity Phase, we will collect a portion of the charge out of each Annuity Payment.

During the Accumulation Phase, we will not deduct this charge if the Contract Value is at least $50,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total value of all Contracts registered under the same social security number is at least $50,000, we will not assess the contract maintenance charge. We also will waive the charge during the Annuity Phase if the Contract Value on the Income Date is at least $50,000. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

In some states, we are not permitted to assess the contract maintenance charge against the general account Investment Choices, during the Annuity Phase, or both.

WITHDRAWAL CHARGE

You can take withdrawals from the portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within seven complete years before the withdrawal. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay transfer fees or the contract maintenance charge, Annuity Payments (including GMIB Payments), death benefits, withdrawals taken under the waiver of withdrawal charge benefits, or amounts paid as part of a required minimum distribution payment under our minimum distribution program. (For more information, see section 8, Access to Your Money – Waiver of Withdrawal Charge Benefits and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.) In the Contract or marketing materials, the withdrawal charge may also be referred to as the surrender charge or contingent deferred sales charge (CDSC) and withdrawals may be referred to as surrenders.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we make withdrawals from your Contract in the following order.

1.
First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.

2.
Then, we withdraw any Purchase Payments that are under the partial withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money – Partial Withdrawal Privilege.

3.
Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time.

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We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.

4.	Finally, we withdraw any Contract earnings. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since We Received Your Purchase Payment	Charge
0	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 years or more	0%
After we have had a Purchase Payment for seven complete years, there is no charge when you withdraw that Purchase Payment. In the state of Washington, we waive the withdrawal charge beginning with the later of the first Contract Anniversary after you attain age 70, or the tenth Contract Anniversary.

We calculate the withdrawal charge at the time of each withdrawal. For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For partial withdrawals, we deduct the charge from the remaining Contract Value and we deduct it proportionately from the Investment Choices.

Example: You purchase a Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)	Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.

2)
Amounts available under the partial withdrawal privilege. You have not taken any other withdrawals this year so you can withdraw up to 15% of the Contract Value as of the date the withdrawal is processed (or $16,500) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 6% withdrawal charge, and we pay you this entire amount. We determine the withdrawal charge on this amount as follows:

$30,000	x	0.060	=	$1,800

Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $46,500 ($16,500 under the partial withdrawal privilege and $30,000 from the first Purchase Payment), so we would need to deduct $5,500 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is also subject to a 6% withdrawal charge. We determine the withdrawal charge on this amount this amount as follows:

$5,500	x	0.060	=	$330
4)	Contract earnings. The withdrawal charges of $2,130 are deducted from contract earnings.

In total we withdrew $54,130 from your Contract, of which you received $52,000 and paid total withdrawal charges of $2,130.

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NOTE: Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, under Non-Qualified Contracts, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

We may have reduced or eliminated the amount of the withdrawal charge when the Contract was sold under circumstances that reduced its sales expenses. For example, if a large group of individuals purchased the Contract, or if a purchaser already had a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge for a Contract sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.

TRANSFER FEE

The Contract provides that if more than three transfers have been made in a Contract Year, we may deduct a transfer fee. However, we currently allow you to make 12 free transfers every Contract Year, and if you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of the lesser of $25 or 2% of the amount transferred for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Choice from which the transfer is made. If you transfer the entire amount in the Investment Choice, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Choices, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Choices if you transfer less than the entire amount that is in the Investment Choice. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow.

PREMIUM TAXES

Some states and other governmental entities (for example, municipalities) assess a tax (premium tax) on us based on the amount of Purchase Payments we receive from you. In some states, the tax is based on the amount applied to Annuity Payments. We are responsible for the payment of these taxes. Your Contract indicates that we will deduct these charges from your Contract Value. However, it is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay, although we reserve the right to make such a deduction in the future. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAXES

We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.

7.	TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase – Partial Annuitization.

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ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you did not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS

If you purchased the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan.

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. If you purchased this Contract as an Inherited IRA Contract, the beneficiary of the previous tax-qualified investment became the Owner of this Inherited IRA Contract. The ownership of the Contract also includes the name of the previous deceased owner. The purpose of the Inherited IRA Contract is to allow the Owner to change the investment vehicle to an annuity and receive required minimum distribution withdrawal payments instead of receiving a lump sum death benefit payment. The death benefit proceeds must be directly transferred into this Contract; they cannot be received by the beneficiary and then applied to the Contract. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract.

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We permit you to add enhanced optional benefits to an Inherited IRA Contract. We currently believe this is allowable because enhanced optional benefits can be added to traditional IRA plans. However, the Internal Revenue Service (IRS) has not yet issued any rulings on this issue with respect to Inherited IRA Contracts. Therefore, Owners should discuss this issue with their tax and legal advisers before adding enhanced optional benefits to an Inherited IRA Contract.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

•
TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement.

Qualified Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal (including Partial Annuitizations) or as Traditional Annuity Payments or GMIB Payments under a Full Annuitization.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Amounts received as a result of a Partial Annuitization are treated as partial withdrawals. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

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If you take a Full Annuitization, different rules apply. Periodic installments (for example, GMIB Payments) scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract’s entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

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8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract will be increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

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“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

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REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.

8.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal;

•	by taking required minimum distributions (Qualified Contracts only);

•	by taking Annuity Payments; or

•	when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. We will process any request for a withdrawal based on the Accumulation Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:

•	based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,

•	less any applicable withdrawal charge, and

•	less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500. The Contract Value after a partial withdrawal must be at least $2,000. We reserve the right to treat a request for a partial withdrawal that would reduce the Contract Value below this minimum as a request for a full withdrawal of the Contract. Unless you instruct us otherwise, we will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Choices.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the “Suspension of Payments or Transfers” discussion later in this section).

We may be required to provide information about you or your Contract to government regulators. We may also be required to block an Owner’s Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

Ordinary income taxes, tax penalties and certain restrictions may apply to any withdrawal you take.

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PARTIAL WITHDRAWAL PRIVILEGE

The partial withdrawal privilege for each Contract Year after the first is equal to 15% of your Contract Value as of the immediately preceding Contract Anniversary, less any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge. We will not deduct a withdrawal charge from amounts withdrawn under the partial withdrawal privilege. Any unused partial withdrawal privilege in one Contract Year does not carry over to the next Contract Year. There is no partial withdrawal privilege during the first Contract Year or during the Annuity Phase.

You may not take a withdrawal under the partial withdrawal privilege in the same Contract Year that you take a withdrawal under a waiver of withdrawal charge benefits. For more information, see “Waiver of Withdrawal Charge Benefits” next in this section.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they will not reduce your partial withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the partial withdrawal privilege, the excess amount will be subject to the withdrawal charge.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see “The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFITS

Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes:

•	confined to a nursing home for a period of at least 90 consecutive days;

•	terminally ill, which is defined as life expectancy of 12 months or less (we will require a full withdrawal of the Contract in this instance); or

•	totally disabled for a period of at least 90 consecutive days.

The waiver will not apply if any of the above conditions existed on the Issue Date. If the Contract is owned by a non-individual, we will base this benefit on the Annuitant.

Also, after the first Contract Year, if you become unemployed for a period of at least 90 consecutive days, you can take up to 50% of your Contract Value out of the Contract without incurring a withdrawal charge. This benefit is available only once during the life of the Contract. You may not use both this benefit and the partial withdrawal privilege in the same Contract Year. When the Contract is owned by a qualified plan, this waiver does not apply.

We require proof of these conditions in a form satisfactory to us before we will waive the withdrawal charge.

These waivers vary from state to state and may not be available in all states. Check with your registered representative for details on the waivers available in your state.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. The total systematic withdrawals that you can make each Contract Year without incurring a withdrawal charge is limited to 15% of your Contract Value determined as of the Business Day before we receive your request. However, if you take any additional withdrawals in excess of the allowed systematic withdrawals in a Contract Year, those withdrawals will be subject to any applicable withdrawal charge. If you take withdrawals under this program, you may not also use the partial withdrawal privilege. For more information, see section 6, Expenses – Withdrawal Charge and the “Partial Withdrawal Privilege” discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. In order for systematic withdrawals to begin or stop by the ninth of the month, we must receive your program form instructions in Good Order at our Service Center by 3 p.m. central standard time on the Business Day immediately before the ninth.

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Ordinary income taxes, tax penalties and certain restrictions may apply to systematic withdrawals. You cannot participate in the systematic withdrawal program and the minimum distribution program at the same time. You also cannot participate in the systematic withdrawal program and exercise the partial withdrawal privilege at the same time.

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, if your Contract Value is less than $25,000, we will only make annual payments. RMD payments from this Contract will not be subject to a withdrawal charge, but they will count against your partial withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the partial withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.

This Contract offers a choice of GMDBs and an optional Traditional GMIB. The Traditional GMIB may have limited usefulness if you purchase a Qualified Contract that is subject to a RMD. If your do not exercise the Traditional GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise the Traditional GMIB due to the restrictions imposed by the minimum distribution requirements. RMD payments will reduce your GMDB and GMIB values.

You cannot participate in the systematic withdrawal and the minimum distribution programs at the same time.

Inherited IRA Contracts. If you (the Owner) were the spouse of the deceased owner of the previous tax-qualified investment, and your spouse had not yet reached the date at which he/she was required to begin receiving required minimum distribution (RMD) payments, then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 70½. Alternatively, if the deceased owner of the previous tax-qualified investment had already reached the date at which he/she was required to begin receiving RMD payments, you can begin RMD payments based on your single life expectancy in the year following the deceased owner’s death, or (if longer) the deceased previous owner’s life expectancy in the year of his/her death reduced by one. You must begin to receive these RMD payments by December 31 of the year following the year of the deceased previous owner’s death.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

We reserve the right to defer payment for a withdrawal or transfer from any general account Investment Choice for the period permitted by law, but not for more than six months.

9.	ILLUSTRATIONS

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.

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10.	DEATH BENEFIT

At Contract issue, you selected one of three death benefit options. If you did not make a selection, you received the Traditional GMDB. The death benefit is only available during the Accumulation Phase of the Contract.

The Enhanced GMDB carries an additional M&E charge, does not provide any additional benefit before the first Contract Anniversary and the benefit values are limited after age 81. The Earnings Protection GMDB carries an additional M&E charge, and the Earnings Protection GMDB values are reduced if any Owner is age 70 or older on the Issue Date. The death benefit provided by the Enhanced GMDB and the Earnings Protection GMDB will never be less than the death benefit provided by the Traditional GMDB, but they may be equal.

Once you select a death benefit, you cannot change or cancel it.

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
If you die during the Accumulation Phase, we will process the death benefit based on the Accumulation Unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. We consider due proof of death to be any of the following: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values.
If there are multiple Beneficiaries, each Beneficiary will receive the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Also, any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.

TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT (TRADITIONAL GMDB)

If the Traditional GMDB applies, the amount of the death benefit will be the greater of 1 or 2.

1.
The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

2.	The Traditional GMDB value, which is the total of all Purchase Payments received, reduced as follows.

•
Proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization or withdrawn (including any withdrawal charge) for each traditional annuitization or withdrawal taken.

•	Proportionately by the percentage of GMIB value applied to each GMIB Partial Annuitization (if applicable).

Any withdrawals, and/or amounts applied to traditional Partial Annuitizations may reduce the Traditional GMDB value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional GMDB value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional GMDB value.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (ENHANCED GMDB)

If the Enhanced GMDB applies, the amount of the death benefit will be the greater of 1 or 2.

1.
The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

2.
The Enhanced GMDB value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

The Enhanced GMDB value is equal to the greater of: a) the AIA, or b) the MAV. We only calculate the AIA and the MAV until the date of any Owner’s death.

A.     Annual Increase Amount (AIA)

The AIA on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

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On each Business Day other than a Contract Anniversary, the AIA is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments received that day,

•	reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	reduced proportionately by the percentage of GMIB value applied to a GMIB Partial Annuitization that day (if applicable).

On each Contract Anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) the AIA is equal to its value on the immediately preceding Business Day increased by 3%. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) we calculate the AIA in the same way that we do on each Business Day other than a Contract Anniversary.

We limit the AIA to a maximum of 1.5 times your total Purchase Payments reduced proportionately by the:

•	percentage of any GMIB value applied to each GMIB Partial Annuitization (if applicable), and

•	percentage of any Contract Value applied to each traditional Partial Annuitization or each withdrawal taken (including any withdrawal charge).

B.     Maximum Anniversary Value (MAV)

The MAV on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

On each Business Day other than a Contract Anniversary and before the date of any Owner’s death, the MAV is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments received that day,

•	reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	reduced proportionately by the percentage of GMIB value applied to a GMIB Partial Annuitization that day (if applicable).

On each Contract Anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the date of any Owner’s death, the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value that occurs on that Contract Anniversary before we process any transactions. We then process any transactions received on that Contract Anniversary (such as additional Purchase Payments, withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the date of any Owner’s death, we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

Any withdrawals and/or amounts applied to traditional Partial Annuitizations may reduce the AIA and MAV by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the AIA (or MAV as applicable), we will deduct more than the amount withdrawn and/or annuitized from the AIA (or MAV as applicable).

Any amounts applied to GMIB Partial Annuitizations may reduce the AIA and MAV by more than the amount annuitized. If the GMIB value at the time of annuitization is less than the AIA (or MAV as applicable), we will deduct more than the amount annuitized from the AIA (or MAV as applicable).

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EARNINGS PROTECTION GUARANTEED MINIMUM DEATH BENEFIT

(EARNINGS PROTECTION GMDB)

If the Earnings Protection GMDB applies, the amount of the death benefit will be the greater of 1 or 2.

1.
The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

2.
The Earnings Protection GMDB value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

The Earnings Protection GMDB value is equal to the greater of C. Total Payments, or D. Contract Value Plus (CV Plus). We only calculate these values until the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.

The Earnings Protection GMDB carries a higher charge than the Traditional GMDB, and may carry a higher charge than the Enhanced GMDB.  We will assess this charge even if the death benefit under the Earnings Protection GMDB is no greater than the death benefit under the Traditional GMDB or the Enhanced GMDB because you have not experienced any earnings under your Contract.

C.     Total Payments

Total payments are equal to total Purchase Payments received, less adjusted partial withdrawals.

For withdrawals or traditional Partial Annuitizations, an adjusted partial withdrawal is equal to:	PW x DB
CV

For GMIB Partial Annuitizations, an adjusted partial withdrawal is equal to:	GMIBPA x DB
PA
PW	=	The amount of any Contract Value applied to a traditional Partial Annuitization or withdrawn (including any withdrawal charge).

GMIBPA	=	The amount of any GMIB value applied to a GMIB Partial Annuitization.

DB	=	The greater of: (a) Contract Value, or (b) total Purchase Payments minus prior adjusted partial withdrawals, on the date of (but before) the current partial withdrawal.

CV	=	The Contract Value on the date of (but before) the partial withdrawal.

PA	=	The GMIB value on the date of (but before) the partial withdrawal.

Any withdrawals and/or amounts applied to traditional Partial Annuitizations may reduce the total payments by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the total payments, we will deduct more than the amount withdrawn and/or annuitized from the total payments.

Any amounts applied to GMIB Partial Annuitizations may reduce the total payments by more than the amount annuitized. If the GMIB value at the time of annuitization is less than the total payments, we will deduct more than the amount annuitized from the total payments.

D.     Contract Value Plus (CV Plus)

CV Plus is equal to the Contract Value,

Plus

•	If you were age 69 or younger on the Issue Date, 50% of the lesser of (a) or (b), or

•	If you were age 70 or older on the Issue Date, 30% of the lesser of (a) or (b), where:

(a)	Is the Contract Value as determined in number 1 above, minus total Purchase Payments received.

(b)	Is three times the total Purchase Payments received in the first two Contract Years.

Please see Appendix C for examples of calculations of the death benefit.

TERMINATION OF THE DEATH BENEFIT

The GMDB that applies to your Contract will terminate upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the GMDB value and Contract Value are both zero.

•	Contract termination.

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DEATH OF THE OWNER UNDER INHERITED IRA CONTRACTS

Upon the death of the Owner under an Inherited IRA Contract, the Beneficiary can either:

•
continue to receive the required minimum distribution payments based on the remaining life expectancy of the deceased Owner and the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and the appropriately completed election form; or

•	receive a lump sum payment based on the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and the appropriately completed election form.

DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. For Qualified Contracts, there can be only one Owner and the Owner must be the Annuitant, unless the Contract is owned by a qualified plan or is part of a custodial arrangement. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner; the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your registered representative if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•	We will pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.	•	The Beneficiary becomes the Owner.
		•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see the discussion of “Traditional Annuity Payments” and “Traditional Guaranteed Minimum Income Benefit (Traditional GMIB)” in section 3, The Annuity Phase. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

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UPON THE DEATH OF A JOINT OWNER (NOTE: We do not allow Joint Owners to take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.	•	The surviving Joint Owner becomes the sole Owner.
•	We will pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion later in this section.	•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see the discussion of “Traditional Annuity Payments” and “Traditional Guaranteed Minimum Income Benefit (Traditional GMIB)” in section 3, The Annuity Phase. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named.
•
Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see the discussion of “Traditional Annuity Payments” and “Traditional Guaranteed Minimum Income Benefit (Traditional GMIB)” in section 3, The Annuity Phase. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
•	If the deceased Annuitant was a sole Owner, we will pay the Beneficiary(1) a death benefit.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.(2)
		•	If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
		•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: We do not allow joint Annuitants under a Partial Annuitization and we do not allow joint Annuitants during the Accumulation Phase, so this can only occur under a Full Annuitization)

Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract applied to Annuity Payments
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase – Annuity Options.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary will become the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

DEATH BENEFIT PAYMENT OPTIONS

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. Spouses must qualify as such under federal law to continue the Contract. With respect to the Earnings Protection GMDB, the Contract Value is then treated as the total Purchase Payments in the calculation of the death benefit for the Contract continued by the spouse. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option. If the surviving spouse continues the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits will also continue with the possible exception of the GMIB Payments under the Traditional GMIB, which can only continue if the surviving spouse is also an Annuitant. For more information, please see the discussion of the termination of the GMIB in section 3, The Annuity Phase – Traditional Guaranteed Minimum Income Benefit (GMIB). If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms.

Option A: Lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.
Option C: For a Nonqualified Contract, if the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. For a Qualified Contract, if the Beneficiary is an individual, Annuity Payments can be made over a period not extending beyond the Beneficiary’s life expectancy. Distribution under this option must begin within one year of the date of any Owner’s death. We will no longer assess the contract maintenance charge if we make fixed Traditional Annuity Payments or if the Contract Value on the Income Date is at least $50,000. We will continue to assess the full contract maintenance charge on each Beneficiary’s portion proportionately if we make variable Traditional Annuity Payments. GMIB Payments are not available under this option.

Any portion of the death benefit not applied to Traditional Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.

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11.	OTHER INFORMATION

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These payments typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

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We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to registered representatives;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars for their registered representatives;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

•	the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;

•	the organizational “fit” between the broker/dealer firm and the type of wholesaling and marketing force we operate;

•	whether the broker/dealer firm’s operational, IT, and support services structure and requirements are compatible with our method of operation;

•	whether the broker/dealer firm’s product mix is oriented toward our core markets;

•	whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;

•	the potential return on investment of investing in a particular firm’s system;

•	our potential ability to obtain a significant level of the market share in the broker/dealer firm’s distribution channel;

•	the broker/dealer firm’s registered representative and customer profiles; and

•	the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

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ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records,

•	processing and mailing of account statements and other mailings to Owners, and

•	routine customer service including:

–	responding to Owner correspondence and inquiries,

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total) and

–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in the Statement of Additional Information.

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12.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life……………………………………………………..........	2
Experts……………………………………………………………..…	2
Legal Opinions…………………………………………………..….	2
Distributor…………………………………………………..………..	2
Reduction or Elimination of the Withdrawal Charge……..…..	3
Federal Tax Status…………………………………………….…....	3
General……………………………………………………………	4
Diversification………………………………………………....….	4
Owner Control…………………………………………………….	5
Contracts Owned by Non-Individuals…………………….....…	5
Income Tax Withholding…………………………………..….....	5
Required Distributions……………………………………..…….	5
Qualified Contracts……………………………………………….	6
Annuity Provisions………………………………………………....	7
Annuity Units/Calculating Annuity Payments………………….	7
Mortality and Expense Risk Guarantee…………………………	8
Information on Original Contracts……………………………….	8
Financial Statements……………………………………………….	10
Appendix – Condensed Financial Information………………..	11

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13.	PRIVACY AND SECURITY STATEMENT

2010
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share your information among our insurance companies. The law does not allow you to prevent these disclosures. A list of our companies can be found at the end of this notice.

Allianz does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you.  We also do not share your information with any of our affiliated companies except to administer or service your policy.

Information about you that Allianz collects

Allianz collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.

•	From others, through the process of handling a claim. This may include information from medical or accident reports.

•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.

•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.

•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

Information about you that Allianz shares

Allianz does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address, and policy information, as follows:

•	With affiliates and other third parties in order to administer or service your policy.

•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.

•	With medical professionals in order to process your claim.

•	With a state Department of Insurance in order to examine our records or business practices.

•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.

•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

Allianz policies and practices regarding security of your information

Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz works to ensure that our websites are secure. We use state of the art technology to protect the information that may be shared over these sites.

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Your ability to access and correct your information

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

Montana residents: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (www.allianzlife.com).

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Department at 800.328.5600, or write us at the following address.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344

Allianz family of companies:

•	Allianz Life Insurance Company of North America

•	Allianz Life Financial Services, LLC

M40018 (3/2010)

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010

54

APPENDIX A – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for the Contract described by this prospectus is listed in the tables below. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

* Key to Benefit Option	Separate Account Annual Expenses
Allianz Valuemark IV with the Traditional GMDB and No GMIB	1.75%
Allianz Valuemark IV with the Earnings Protection GMDB and Traditional GMIB	2.20%
The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Mid Cap Index Fund, Jennison Portfolio, PIMCO EqS Pathfinder Portfolio.

(Number of Accumulation Units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
1.75%	12/31/2009	N/A	10.028	0	2.20%	12/31/2009	N/A	10.019	0
AZL BlackRock Capital Appreciation Fund
1.75%	12/31/2005	N/A	11.939	3	2.20%	12/31/2005	N/A	11.903	1
	12/31/2006	11.939	11.917	2		12/31/2006	11.903	11.828	1
	12/31/2007	11.917	12.988	2		12/31/2007	11.828	12.832	1
	12/31/2008	12.988	8.120	3		12/31/2008	12.832	7.987	1
	12/31/2009	8.120	10.809	21		12/31/2009	7.987	10.583	3
AZL Columbia Mid Cap Value Fund
1.75%	12/31/2006	N/A	10.053	2	2.20%	12/31/2006	N/A	10.023	1
	12/31/2007	10.053	10.259	4		12/31/2007	10.023	10.181	0
	12/31/2008	10.259	4.823	7		12/31/2008	10.181	4.766	0
	12/31/2009	4.823	6.271	2		12/31/2009	4.766	6.168	0
AZL Columbia Small Cap Value Fund
1.75%	12/31/2004	N/A	12.029	2	2.20%	12/31/2004	N/A	11.993	0
	12/31/2005	12.029	12.222	3		12/31/2005	11.993	12.131	0
	12/31/2006	12.222	13.621	3		12/31/2006	12.131	13.458	0
	12/31/2007	13.621	12.281	3		12/31/2007	13.458	12.079	0
	12/31/2008	12.281	8.195	3		12/31/2008	12.079	8.024	0
	12/31/2009	8.195	10.041	3		12/31/2009	8.024	9.788	0
AZL Davis NY Venture Fund
1.75%	12/31/2003	N/A	9.890	0	2.20%	12/31/2003	N/A	9.794	1
	12/31/2004	9.890	10.744	6		12/31/2004	9.794	10.592	1
	12/31/2005	10.744	11.580	21		12/31/2005	10.592	11.365	1
	12/31/2006	11.580	12.963	18		12/31/2006	11.365	12.665	2
	12/31/2007	12.963	13.265	30		12/31/2007	12.665	12.902	2
	12/31/2008	13.265	7.755	35		12/31/2008	12.902	7.509	4
	12/31/2009	7.755	10.047	29		12/31/2009	7.509	9.684	4

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

55

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Dreyfus Equity Growth Fund
1.75%	12/31/2003	N/A	8.746	0	2.20%	12/31/2003	N/A	8.662	0
	12/31/2004	8.746	9.257	5		12/31/2004	8.662	9.127	0
	12/31/2005	9.257	9.512	7		12/31/2005	9.127	9.336	0
	12/31/2006	9.512	10.556	1		12/31/2006	9.336	10.314	0
	12/31/2007	10.556	11.280	7		12/31/2007	10.314	10.971	3
	12/31/2008	11.280	6.470	4		12/31/2008	10.971	6.264	2
	12/31/2009	6.470	8.567	3		12/31/2009	6.264	8.258	2
AZL Eaton Vance Large Cap Value Fund
1.75%	12/31/2003	N/A	9.420	5	2.20%	12/31/2003	N/A	9.307	15
	12/31/2004	9.420	10.840	22		12/31/2004	9.307	10.662	10
	12/31/2005	10.840	11.070	19		12/31/2005	10.662	10.840	6
	12/31/2006	11.070	12.594	20		12/31/2006	10.840	12.277	6
	12/31/2007	12.594	12.100	25		12/31/2007	12.277	11.742	7
	12/31/2008	12.100	7.587	25		12/31/2008	11.742	7.330	6
	12/31/2009	7.587	9.434	23		12/31/2009	7.330	9.072	6
AZL Franklin Small Cap Value Fund
1.75%	12/31/2003	N/A	12.688	0	2.20%	12/31/2003	N/A	12.650	1
	12/31/2004	12.688	15.346	3		12/31/2004	12.650	15.231	2
	12/31/2005	15.346	16.142	4		12/31/2005	15.231	15.949	2
	12/31/2006	16.142	18.307	7		12/31/2006	15.949	18.007	2
	12/31/2007	18.307	17.202	5		12/31/2007	18.007	16.844	3
	12/31/2008	17.202	11.201	5		12/31/2008	16.844	10.919	2
	12/31/2009	11.201	14.376	5		12/31/2009	10.919	13.951	2
AZL Fusion Balanced Fund
1.75%	12/31/2005	N/A	10.605	7	2.20%	12/31/2005	N/A	10.573	0
	12/31/2006	10.605	11.410	9		12/31/2006	10.573	11.325	0
	12/31/2007	11.410	12.009	7		12/31/2007	11.325	11.865	1
	12/31/2008	12.009	8.561	17		12/31/2008	11.865	8.421	9
	12/31/2009	8.561	10.660	32		12/31/2009	8.421	10.438	9
AZL Fusion Growth Fund
1.75%	12/31/2005	N/A	11.079	9	2.20%	12/31/2005	N/A	11.046	3
	12/31/2006	11.079	12.216	16		12/31/2006	11.046	12.125	10
	12/31/2007	12.216	12.694	9		12/31/2007	12.125	12.542	6
	12/31/2008	12.694	7.616	8		12/31/2008	12.542	7.491	5
	12/31/2009	7.616	9.894	8		12/31/2009	7.491	9.688	4
AZL Fusion Moderate Fund
1.75%	12/31/2005	N/A	10.783	0	2.20%	12/31/2005	N/A	10.750	1
	12/31/2006	10.783	11.731	2		12/31/2006	10.750	11.643	3
	12/31/2007	11.731	12.280	3		12/31/2007	11.643	12.133	3
	12/31/2008	12.280	8.114	3		12/31/2008	12.133	7.981	3
	12/31/2009	8.114	10.320	4		12/31/2009	7.981	10.105	2
AZL Growth Index Strategy Fund
1.75%	12/31/2009	N/A	10.060	0	2.20%	12/31/2009	N/A	10.051	0
AZL International Index Fund
1.75%	12/31/2009	N/A	9.754	0	2.20%	12/31/2009	N/A	9.746	0
AZL Invesco International Equity Fund
1.75%	12/31/2003	N/A	10.076	0	2.20%	12/31/2003	N/A	10.000	0
	12/31/2004	10.076	12.091	1		12/31/2004	10.000	11.947	1
	12/31/2005	12.091	13.826	4		12/31/2005	11.947	13.600	1
	12/31/2006	13.826	17.261	7		12/31/2006	13.600	16.903	2
	12/31/2007	17.261	19.440	6		12/31/2007	16.903	18.950	3
	12/31/2008	19.440	11.173	10		12/31/2008	18.950	10.843	2
	12/31/2009	11.173	14.748	10		12/31/2009	10.843	14.247	2

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

56

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL JPMorgan U.S. Equity Fund
1.75%	12/31/2004	N/A	10.733	1	2.20%	12/31/2004	N/A	10.701	0
	12/31/2005	10.733	11.123	1		12/31/2005	10.701	11.040	1
	12/31/2006	11.123	12.525	10		12/31/2006	11.040	12.376	1
	12/31/2007	12.525	12.774	10		12/31/2007	12.376	12.565	2
	12/31/2008	12.774	7.697	2		12/31/2008	12.565	7.537	1
	12/31/2009	7.697	10.113	5		12/31/2009	7.537	9.858	2
AZL MFS Investors Trust Fund
1.75%	12/31/2005	N/A	12.217	2	2.20%	12/31/2005	N/A	12.180	2
	12/31/2006	12.217	13.541	1		12/31/2006	12.180	13.439	2
	12/31/2007	13.541	14.733	1		12/31/2007	13.439	14.556	3
	12/31/2008	14.733	8.670	4		12/31/2008	14.556	8.528	4
	12/31/2009	8.670	12.933	4		12/31/2009	8.528	12.664	2
AZL Money Market Fund
1.75%	12/31/2003	N/A	10.268	33	2.20%	12/31/2003	N/A	10.089	3
	12/31/2004	10.268	10.158	64		12/31/2004	10.089	9.935	2
	12/31/2005	10.158	10.239	72		12/31/2005	9.935	9.969	6
	12/31/2006	10.239	10.508	113		12/31/2006	9.969	10.186	2
	12/31/2007	10.508	10.821	26		12/31/2007	10.186	10.442	2
	12/31/2008	10.821	10.892	147		12/31/2008	10.442	10.464	3
	12/31/2009	10.892	10.727	51		12/31/2009	10.464	10.258	4
AZL OCC Opportunity Fund
1.75%	12/31/2003	N/A	12.731	3	2.20%	12/31/2003	N/A	12.635	1
	12/31/2004	12.731	13.480	6		12/31/2004	12.635	13.319	0
	12/31/2005	13.480	13.920	7		12/31/2005	13.319	13.692	1
	12/31/2006	13.920	15.276	7		12/31/2006	13.692	14.959	1
	12/31/2007	15.276	16.344	7		12/31/2007	14.959	15.932	1
	12/31/2008	16.344	8.487	5		12/31/2008	15.932	8.236	1
	12/31/2009	8.487	13.185	3		12/31/2009	8.236	12.738	0
AZL S&P 500 Index Fund
1.75%	12/31/2007	N/A	8.178	1	2.20%	12/31/2007	N/A	8.118	0
	12/31/2008	8.178	5.026	41		12/31/2008	8.118	4.967	2
	12/31/2009	5.026	6.208	37		12/31/2009	4.967	6.107	2
AZL Schroder Emerging Markets Equity Fund – Class 1
1.75%	12/31/2007	N/A	13.622	1	2.20%	12/31/2007	N/A	13.581	0
	12/31/2008	13.622	6.450	12		12/31/2008	13.581	6.401	4
	12/31/2009	6.450	10.930	10		12/31/2009	6.401	10.799	4
AZL Schroder Emerging Markets Equity Fund – Class 2
1.75%	12/31/2006	N/A	10.447	1	2.20%	12/31/2006	N/A	10.415	1
	12/31/2007	10.447	13.377	6		12/31/2007	10.415	13.276	1
	12/31/2008	13.377	6.324	4		12/31/2008	13.276	6.248	1
	12/31/2009	6.324	10.675	5		12/31/2009	6.248	10.500	2
AZL Small Cap Stock Index Fund
1.75%	12/31/2007	N/A	9.307	0	2.20%	12/31/2007	N/A	9.279	1
	12/31/2008	9.307	6.316	19		12/31/2008	9.279	6.268	3
	12/31/2009	6.316	7.748	14		12/31/2009	6.268	7.655	2
AZL Turner Quantitative Small Cap Growth Fund
1.75%	12/31/2005	N/A	11.099	1	2.20%	12/31/2005	N/A	11.065	0
	12/31/2006	11.099	12.140	1		12/31/2006	11.065	12.049	0
	12/31/2007	12.140	12.653	1		12/31/2007	12.049	12.502	0
	12/31/2008	12.653	7.043	2		12/31/2008	12.502	6.928	0
	12/31/2009	7.043	9.094	1		12/31/2009	6.928	8.905	0

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

57

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Van Kampen Equity and Income Fund
1.75%	12/31/2004	N/A	10.785	6	2.20%	12/31/2004	N/A	10.752	0
	12/31/2005	10.785	11.313	5		12/31/2005	10.752	11.229	1
	12/31/2006	11.313	12.510	3		12/31/2006	11.229	12.360	1
	12/31/2007	12.510	12.668	2		12/31/2007	12.360	12.461	1
	12/31/2008	12.668	9.470	1		12/31/2008	12.461	9.273	0
	12/31/2009	9.470	11.432	1		12/31/2009	9.273	11.144	1
AZL Van Kampen Global Real Estate Fund
1.75%	12/31/2006	N/A	12.024	2	2.20%	12/31/2006	N/A	11.987	0
	12/31/2007	12.024	10.788	3		12/31/2007	11.987	10.707	0
	12/31/2008	10.788	5.742	2		12/31/2008	10.707	5.673	0
	12/31/2009	5.742	7.910	3		12/31/2009	5.673	7.781	0
AZL Van Kampen Growth and Income Fund
1.75%	12/31/2003	N/A	10.124	12	2.20%	12/31/2003	N/A	10.003	7
	12/31/2004	10.124	11.323	16		12/31/2004	10.003	11.137	5
	12/31/2005	11.323	12.155	25		12/31/2005	11.137	11.902	4
	12/31/2006	12.155	13.843	19		12/31/2006	11.902	13.495	4
	12/31/2007	13.843	13.961	18		12/31/2007	13.495	13.548	4
	12/31/2008	13.961	9.211	14		12/31/2008	13.548	8.898	2
	12/31/2009	9.211	11.191	11		12/31/2009	8.898	10.763	2
AZL Van Kampen International Equity Fund
1.75%	12/31/2003	N/A	12.245	4	2.20%	12/31/2003	N/A	12.208	4
	12/31/2004	12.245	13.501	12		12/31/2004	12.208	13.400	1
	12/31/2005	13.501	14.813	11		12/31/2005	13.400	14.636	2
	12/31/2006	14.813	17.650	13		12/31/2006	14.636	17.361	3
	12/31/2007	17.650	19.045	9		12/31/2007	17.361	18.649	3
	12/31/2008	19.045	13.369	9		12/31/2008	18.649	13.031	3
	12/31/2009	13.369	16.594	11		12/31/2009	13.031	16.103	3
AZL Van Kampen Mid Cap Growth Fund
1.75%	12/31/2003	N/A	8.923	1	2.20%	12/31/2003	N/A	8.816	0
	12/31/2004	8.923	10.629	3		12/31/2004	8.816	10.455	1
	12/31/2005	10.629	12.278	10		12/31/2005	10.455	12.022	2
	12/31/2006	12.278	13.176	4		12/31/2006	12.022	12.844	2
	12/31/2007	13.176	15.819	10		12/31/2007	12.844	15.351	4
	12/31/2008	15.819	8.002	10		12/31/2008	15.351	7.730	3
	12/31/2009	8.002	12.398	10		12/31/2009	7.730	11.923	3
BlackRock Global Allocation V.I. Fund
1.75%	12/31/2008	N/A	7.901	1	2.20%	12/31/2008	N/A	7.877	0
	12/31/2009	7.901	9.388	1		12/31/2009	7.877	9.317	2
Davis VA Financial Portfolio
1.75%	12/31/2003	N/A	12.407	1	2.20%	12/31/2003	N/A	12.190	1
	12/31/2004	12.407	13.449	2		12/31/2004	12.190	13.155	1
	12/31/2005	13.449	14.324	2		12/31/2005	13.155	13.948	1
	12/31/2006	14.324	16.681	4		12/31/2006	13.948	16.170	1
	12/31/2007	16.681	15.399	4		12/31/2007	16.170	14.860	1
	12/31/2008	15.399	8.116	3		12/31/2008	14.860	7.797	1
	12/31/2009	8.116	11.259	3		12/31/2009	7.797	10.768	1
Davis VA Value Portfolio
1.75%	12/31/2003	N/A	10.055	6	2.20%	12/31/2003	N/A	9.879	0
	12/31/2004	10.055	11.098	10		12/31/2004	9.879	10.855	0
	12/31/2005	11.098	11.936	10		12/31/2005	10.855	11.622	0
	12/31/2006	11.936	13.489	9		12/31/2006	11.622	13.076	0
	12/31/2007	13.489	13.868	8		12/31/2007	13.076	13.383	0
	12/31/2008	13.868	8.132	5		12/31/2008	13.383	7.812	0
	12/31/2009	8.132	10.481	4		12/31/2009	7.812	10.023	0

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

58

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Franklin Global Real Estate Securities Fund
1.75%	12/31/2003	N/A	38.138	3	2.20%	12/31/2003	N/A	35.684	2
	12/31/2004	38.138	49.536	4		12/31/2004	35.684	46.141	3
	12/31/2005	49.536	55.368	6		12/31/2005	46.141	51.342	2
	12/31/2006	55.368	65.767	7		12/31/2006	51.342	60.712	1
	12/31/2007	65.767	51.273	4		12/31/2007	60.712	47.118	2
	12/31/2008	51.273	29.109	3		12/31/2008	47.118	26.629	1
	12/31/2009	29.109	34.156	3		12/31/2009	26.629	31.107	1
Franklin Growth and Income Securities Fund
1.75%	12/31/2003	N/A	28.902	6	2.20%	12/31/2003	N/A	27.043	0
	12/31/2004	28.902	31.497	10		12/31/2004	27.043	29.338	1
	12/31/2005	31.497	32.101	15		12/31/2005	29.338	29.766	2
	12/31/2006	32.101	36.923	22		12/31/2006	29.766	34.085	2
	12/31/2007	36.923	35.024	14		12/31/2007	34.085	32.186	2
	12/31/2008	35.024	22.386	7		12/31/2008	32.186	20.479	1
	12/31/2009	22.386	27.898	7		12/31/2009	20.479	25.407	1
Franklin High Income Securities Fund
1.75%	12/31/2003	N/A	20.244	67	2.20%	12/31/2003	N/A	18.942	0
	12/31/2004	20.244	21.888	22		12/31/2004	18.942	20.388	0
	12/31/2005	21.888	22.311	23		12/31/2005	20.388	20.688	0
	12/31/2006	22.311	24.003	16		12/31/2006	20.688	22.158	1
	12/31/2007	24.003	24.296	18		12/31/2007	22.158	22.327	1
	12/31/2008	24.296	18.343	19		12/31/2008	22.327	16.780	1
	12/31/2009	18.343	25.774	15		12/31/2009	16.780	23.473	0
Franklin Income Securities Fund
1.75%	12/31/2003	N/A	34.761	7	2.20%	12/31/2003	N/A	32.525	0
	12/31/2004	34.761	38.982	20		12/31/2004	32.525	36.310	0
	12/31/2005	38.982	39.009	22		12/31/2005	36.310	36.172	1
	12/31/2006	39.009	45.415	26		12/31/2006	36.172	41.924	1
	12/31/2007	45.415	46.414	35		12/31/2007	41.924	42.653	0
	12/31/2008	46.414	32.194	27		12/31/2008	42.653	29.452	0
	12/31/2009	32.194	42.988	26		12/31/2009	29.452	39.150	0
Franklin Large Cap Growth Securities Fund
1.75%	12/31/2003	N/A	17.110	2	2.20%	12/31/2003	N/A	16.530	0
	12/31/2004	17.110	18.196	9		12/31/2004	16.530	17.499	0
	12/31/2005	18.196	18.115	18		12/31/2005	17.499	17.343	1
	12/31/2006	18.115	19.790	14		12/31/2006	17.343	18.862	1
	12/31/2007	19.790	20.714	10		12/31/2007	18.862	19.654	1
	12/31/2008	20.714	13.355	9		12/31/2008	19.654	12.614	1
	12/31/2009	13.355	17.065	9		12/31/2009	12.614	16.047	1
Franklin Rising Dividends Securities Fund
1.75%	12/31/2003	N/A	29.045	8	2.20%	12/31/2003	N/A	27.526	0
	12/31/2004	29.045	31.750	17		12/31/2004	27.526	29.954	2
	12/31/2005	31.750	32.349	22		12/31/2005	29.954	30.383	1
	12/31/2006	32.349	37.330	18		12/31/2006	30.383	34.904	1
	12/31/2007	37.330	35.794	16		12/31/2007	34.904	33.316	1
	12/31/2008	35.794	25.695	15		12/31/2008	33.316	23.809	0
	12/31/2009	25.695	29.712	14		12/31/2009	23.809	27.407	0
Franklin Small Cap Value Securities Fund
1.75%	12/31/2003	N/A	12.356	3	2.20%	12/31/2003	N/A	12.044	0
	12/31/2004	12.356	15.065	5		12/31/2004	12.044	14.620	1
	12/31/2005	15.065	16.135	8		12/31/2005	14.620	15.588	1
	12/31/2006	16.135	18.600	7		12/31/2006	15.588	17.888	1
	12/31/2007	18.600	17.885	4		12/31/2007	17.888	17.123	2
	12/31/2008	17.885	11.797	3		12/31/2008	17.123	11.244	1
	12/31/2009	11.797	15.018	3		12/31/2009	11.244	14.249	1

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

59

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Franklin Small-Mid Cap Growth Securities Fund
1.75%	12/31/2003	N/A	18.598	3	2.20%	12/31/2003	N/A	17.926	3
	12/31/2004	18.598	20.413	5		12/31/2004	17.926	19.588	2
	12/31/2005	20.413	21.081	6		12/31/2005	19.588	20.137	1
	12/31/2006	21.081	22.571	4		12/31/2006	20.137	21.464	1
	12/31/2007	22.571	24.729	4		12/31/2007	21.464	23.410	1
	12/31/2008	24.729	14.010	3		12/31/2008	23.410	13.203	1
	12/31/2009	14.010	19.817	3		12/31/2009	13.203	18.592	1
Franklin Templeton VIP Founding Funds Allocation Fund
1.75%	12/31/2007	N/A	9.230	0	2.20%	12/31/2007	N/A	9.210	0
	12/31/2008	9.230	5.816	0		12/31/2008	9.210	5.777	0
	12/31/2009	5.816	7.444	0		12/31/2009	5.777	7.361	0
Franklin U.S. Government Fund
1.75%	12/31/2003	N/A	22.629	2	2.20%	12/31/2003	N/A	21.173	0
	12/31/2004	22.629	23.061	6		12/31/2004	21.173	21.480	2
	12/31/2005	23.061	23.262	13		12/31/2005	21.480	21.570	3
	12/31/2006	23.262	23.844	12		12/31/2006	21.570	22.011	2
	12/31/2007	23.844	25.033	13		12/31/2007	22.011	23.004	3
	12/31/2008	25.033	26.543	15		12/31/2008	23.004	24.283	3
	12/31/2009	26.543	26.954	9		12/31/2009	24.283	24.548	1
Franklin Zero Coupon Fund 2010
1.75%	12/31/2003	N/A	33.847	0	2.20%	12/31/2003	N/A	31.669	0
	12/31/2004	33.847	34.827	0		12/31/2004	31.669	32.439	0
	12/31/2005	34.827	34.750	0		12/31/2005	32.439	32.223	0
	12/31/2006	34.750	35.075	1		12/31/2006	32.223	32.379	0
	12/31/2007	35.075	37.434	1		12/31/2007	32.379	34.401	0
	12/31/2008	37.434	39.541	1		12/31/2008	34.401	36.173	0
	12/31/2009	39.541	39.028	1		12/31/2009	36.173	35.543	0
Mutual Global Discovery Securities Fund
1.75%	12/31/2003	N/A	16.459	9	2.20%	12/31/2003	N/A	15.938	0
	12/31/2004	16.459	19.173	16		12/31/2004	15.938	18.482	2
	12/31/2005	19.173	21.908	25		12/31/2005	18.482	21.024	3
	12/31/2006	21.908	26.548	36		12/31/2006	21.024	25.352	3
	12/31/2007	26.548	29.261	72		12/31/2007	25.352	27.816	3
	12/31/2008	29.261	20.618	53		12/31/2008	27.816	19.512	2
	12/31/2009	20.618	25.048	58		12/31/2009	19.512	23.598	2
Mutual Shares Securities Fund
1.75%	12/31/2003	N/A	16.515	10	2.20%	12/31/2003	N/A	15.992	0
	12/31/2004	16.515	18.318	23		12/31/2004	15.992	17.659	2
	12/31/2005	18.318	19.950	37		12/31/2005	17.659	19.146	2
	12/31/2006	19.950	23.264	60		12/31/2006	19.146	22.226	2
	12/31/2007	23.264	23.709	64		12/31/2007	22.226	22.548	1
	12/31/2008	23.709	14.692	61		12/31/2008	22.548	13.910	1
	12/31/2009	14.692	18.241	55		12/31/2009	13.910	17.193	1
Oppenheimer Global Securities Fund/VA
1.75%	12/31/2003	N/A	9.615	5	2.20%	12/31/2003	N/A	9.447	1
	12/31/2004	9.615	11.258	5		12/31/2004	9.447	11.012	1
	12/31/2005	11.258	12.646	4		12/31/2005	11.012	12.314	0
	12/31/2006	12.646	14.626	4		12/31/2006	12.314	14.178	0
	12/31/2007	14.626	15.279	3		12/31/2007	14.178	14.744	0
	12/31/2008	15.279	8.980	3		12/31/2008	14.744	8.626	0
	12/31/2009	8.980	12.334	2		12/31/2009	8.626	11.795	0

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

60

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Oppenheimer High Income Fund/VA
1.75%	12/31/2003	N/A	11.120	1	2.20%	12/31/2003	N/A	10.926	0
	12/31/2004	11.120	11.906	3		12/31/2004	10.926	11.645	1
	12/31/2005	11.906	11.971	3		12/31/2005	11.645	11.656	1
	12/31/2006	11.971	12.872	2		12/31/2006	11.656	12.478	1
	12/31/2007	12.872	12.635	1		12/31/2007	12.478	12.192	1
	12/31/2008	12.635	2.648	1		12/31/2008	12.192	2.544	1
	12/31/2009	2.648	3.261	1		12/31/2009	2.544	3.118	1
Oppenheimer Main Street Fund/VA
1.75%	12/31/2003	N/A	8.236	5	2.20%	12/31/2003	N/A	8.092	2
	12/31/2004	8.236	8.858	12		12/31/2004	8.092	8.664	4
	12/31/2005	8.858	9.225	12		12/31/2005	8.664	8.982	3
	12/31/2006	9.225	10.427	11		12/31/2006	8.982	10.108	2
	12/31/2007	10.427	10.698	10		12/31/2007	10.108	10.324	2
	12/31/2008	10.698	6.468	4		12/31/2008	10.324	6.214	2
	12/31/2009	6.468	8.154	4		12/31/2009	6.214	7.798	2
PIMCO VIT All Asset Portfolio
1.75%	12/31/2004	N/A	11.850	1	2.20%	12/31/2004	N/A	11.814	3
	12/31/2005	11.850	12.370	5		12/31/2005	11.814	12.278	2
	12/31/2006	12.370	12.723	5		12/31/2006	12.278	12.571	1
	12/31/2007	12.723	13.542	4		12/31/2007	12.571	13.320	1
	12/31/2008	13.542	11.198	4		12/31/2008	13.320	10.965	1
	12/31/2009	11.198	13.378	5		12/31/2009	10.965	13.041	3
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.75%	12/31/2005	N/A	11.011	11	2.20%	12/31/2005	N/A	10.977	0
	12/31/2006	11.011	10.485	16		12/31/2006	10.977	10.406	0
	12/31/2007	10.485	12.696	19		12/31/2007	10.406	12.544	0
	12/31/2008	12.696	7.012	19		12/31/2008	12.544	6.897	1
	12/31/2009	7.012	9.752	18		12/31/2009	6.897	9.549	0
PIMCO VIT Emerging Markets Bond Portfolio
1.75%	12/31/2005	N/A	10.902	4	2.20%	12/31/2005	N/A	10.869	0
	12/31/2006	10.902	11.707	11		12/31/2006	10.869	11.619	0
	12/31/2007	11.707	12.172	10		12/31/2007	11.619	12.027	0
	12/31/2008	12.172	10.215	10		12/31/2008	12.027	10.047	0
	12/31/2009	10.215	13.108	10		12/31/2009	10.047	12.835	0
PIMCO VIT Global Bond Portfolio (Unhedged)
1.75%	12/31/2005	N/A	9.327	0	2.20%	12/31/2005	N/A	9.299	0
	12/31/2006	9.327	9.592	16		12/31/2006	9.299	9.520	0
	12/31/2007	9.592	10.343	12		12/31/2007	9.520	10.219	0
	12/31/2008	10.343	10.077	1		12/31/2008	10.219	9.912	1
	12/31/2009	10.077	11.572	1		12/31/2009	9.912	11.331	0
PIMCO VIT High Yield Portfolio
1.75%	12/31/2003	N/A	11.157	1	2.20%	12/31/2003	N/A	10.962	0
	12/31/2004	11.157	12.011	109		12/31/2004	10.962	11.748	1
	12/31/2005	12.011	12.291	120		12/31/2005	11.748	11.968	1
	12/31/2006	12.291	13.178	64		12/31/2006	11.968	12.774	1
	12/31/2007	13.178	13.402	73		12/31/2007	12.774	12.933	1
	12/31/2008	13.402	10.069	55		12/31/2008	12.933	9.673	0
	12/31/2009	10.069	13.895	107		12/31/2009	9.673	13.288	0
PIMCO VIT Real Return Portfolio
1.75%	12/31/2003	N/A	10.491	12	2.20%	12/31/2003	N/A	10.460	0
	12/31/2004	10.491	11.228	17		12/31/2004	10.460	11.144	2
	12/31/2005	11.228	11.266	130		12/31/2005	11.144	11.131	4
	12/31/2006	11.266	11.150	81		12/31/2006	11.131	10.967	3
	12/31/2007	11.150	12.124	74		12/31/2007	10.967	11.872	3
	12/31/2008	12.124	11.073	66		12/31/2008	11.872	10.794	2
	12/31/2009	11.073	12.882	63		12/31/2009	10.794	12.501	2

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

61

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT Total Return Portfolio
1.75%	12/31/2003	N/A	12.542	6	2.20%	12/31/2003	N/A	12.322	8
	12/31/2004	12.542	12.926	12		12/31/2004	12.322	12.643	6
	12/31/2005	12.926	13.014	24		12/31/2005	12.643	12.672	6
	12/31/2006	13.014	13.282	75		12/31/2006	12.672	12.875	4
	12/31/2007	13.282	14.193	74		12/31/2007	12.875	13.696	3
	12/31/2008	14.193	14.616	62		12/31/2008	13.696	14.041	3
	12/31/2009	14.616	16.384	79		12/31/2009	14.041	15.668	3
Seligman Smaller-Cap Value Portfolio
1.75%	12/31/2003	N/A	20.268	1	2.20%	12/31/2003	N/A	19.914	1
	12/31/2004	20.268	23.889	5		12/31/2004	19.914	23.366	1
	12/31/2005	23.889	22.542	4		12/31/2005	23.366	21.949	0
	12/31/2006	22.542	26.858	2		12/31/2006	21.949	26.035	0
	12/31/2007	26.858	27.483	2		12/31/2007	26.035	26.521	0
	12/31/2008	27.483	16.329	3		12/31/2008	26.521	15.686	0
	12/31/2009	16.329	21.736	3		12/31/2009	15.686	20.787	0
SP International Growth Portfolio
1.75%	12/31/2003	N/A	5.538	0	2.20%	12/31/2003	N/A	5.462	1
	12/31/2004	5.538	6.319	0		12/31/2004	5.462	6.204	1
	12/31/2005	6.319	7.190	0		12/31/2005	6.204	7.028	1
	12/31/2006	7.190	8.491	0		12/31/2006	7.028	8.263	1
	12/31/2007	8.491	9.938	0		12/31/2007	8.263	9.628	1
	12/31/2008	9.938	4.835	0		12/31/2008	9.628	4.663	1
	12/31/2009	4.835	6.483	0		12/31/2009	4.663	6.224	1
Templeton Foreign Securities Fund
1.75%	12/31/2003	N/A	18.092	3	2.20%	12/31/2003	N/A	17.146	0
	12/31/2004	18.092	21.132	5		12/31/2004	17.146	19.937	0
	12/31/2005	21.132	22.942	12		12/31/2005	19.937	21.547	0
	12/31/2006	22.942	27.437	23		12/31/2006	21.547	25.653	1
	12/31/2007	27.437	31.214	31		12/31/2007	25.653	29.054	1
	12/31/2008	31.214	18.331	30		12/31/2008	29.054	16.985	1
	12/31/2009	18.331	24.739	25		12/31/2009	16.985	22.820	1
Templeton Global Bond Securities Fund
1.75%	12/31/2007	N/A	31.888	1	2.20%	12/31/2007	N/A	29.372	0
	12/31/2008	31.888	33.359	2		12/31/2008	29.372	30.588	0
	12/31/2009	33.359	39.002	3		12/31/2009	30.588	35.602	0
Templeton Growth Securities Fund
1.75%	12/31/2003	N/A	19.406	1	2.20%	12/31/2003	N/A	18.568	0
	12/31/2004	19.406	22.166	10		12/31/2004	18.568	21.114	1
	12/31/2005	22.166	23.756	14		12/31/2005	21.114	22.527	2
	12/31/2006	23.756	28.528	29		12/31/2006	22.527	26.931	3
	12/31/2007	28.528	28.746	34		12/31/2007	26.931	27.015	3
	12/31/2008	28.746	16.345	30		12/31/2008	27.015	15.291	2
	12/31/2009	16.345	21.094	29		12/31/2009	15.291	19.645	2

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix A

62

APPENDIX B – GMIB VALUE CALCULATION EXAMPLES

•	You purchase a Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments and are the only Owner.

•
You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value (on the date of but before the partial withdrawal) is $160,000. The withdrawal charge on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.

•	The Contract Value on the tenth Contract Anniversary is $140,000.

Total Purchase Payments:$100,000

Reduced proportionately by the percentage of Contract Value withdrawn:

($20,000 / $160,000) = 0.125 x $100,000 =- 12,500

Traditional GMIB value as of the tenth Contract Anniversary:$ 87,500

The Traditional GMIB value is less than the Contract Value and, therefore, the GMIB would not be available. However, fixed Traditional Annuity Payments based on the $140,000 Contract Value would be available.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix B

63

APPENDIX C – DEATH BENEFIT CALCULATION EXAMPLES

•	You purchase a Contract with an initial Purchase Payment of $100,000. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.

•	The MAV on the ninth Contract Anniversary is $180,000.

•
You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.

•	The Contract Value on the tenth Contract Anniversary is $140,000.

NOTE: We calculate the 3% AIA and MAV only for Contracts with the Enhanced GMDB. The M&E charges are higher for Contracts with the Enhanced GMDB or Earnings Protection GMDB than for Contracts with the Traditional GMDB. If the differences in these charges were reflected above, the Contract Values would be lower for Contracts with the Enhanced GMDB or Earnings Protection GMDB than for Contracts with the Traditional GMDB.

If you selected the Traditional GMDB:

We calculate the death benefit on the tenth Contract Anniversary as the greater of:

1)	Contract Value	$140,000

2)	The Traditional GMDB value:

Total Purchase Payments received$100,000

Reduced proportionately by the percentage of Contract Value

withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =- 12,500

$ 87,500

Therefore, the death benefit that would be payable as of the tenth Contract Anniversary is the $140,000 Contract Value.

If you selected the Enhanced GMDB:

We calculate the death benefit on the tenth Contract Anniversary as the greater of:

1)	Contract Value	$140,000.00

2)	The 3% AIA:

Initial Purchase Payment$100,000.00

Increased by 3% on the first Contract Anniversaryx 1.03

$103,000.00

Increased by 3% on the second Contract Anniversaryx 1.03

$106,090.00

Increased by 3% on the third Contract Anniversaryx 1.03

$109,272.70

On the ninth Contract Anniversary the 3% AIA is$130,477.32

Reduced proportionately by the percentage of Contract Value withdrawn:

($20,000 / $160,000) = 0.125 x $130,477.32 =- 16,309.66

$114,167.66

Increased by 3% on the tenth Contract Anniversaryx 1.03

$117,592.69

Verifying that the 3% AIA is within the maximum limit:

1.5 times Purchase Payments: 1.5 x $100,000 =$150,000

Reduced proportionately by the percentage of Contract Value withdrawn:

($20,000 / $160,000) = 0.125 x $150,000 =- 18,750

$131,250

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
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64

3)	The MAV:

The MAV on the ninth Contract Anniversary$180,000

Reduced proportionately by the percentage of Contract Value withdrawn:

($20,000 / $160,000) = 0.125 x $180,000 =- 22,500

$157,500

Therefore, the death benefit that would be payable as of the tenth Contract Anniversary is the $157,500 MAV.

If you elected the Earnings Protection GMDB:

We calculate the death benefit on the tenth Contract Anniversary as the greater of:

1)	Contract Value	$140,000

2)	Total Payments:

Total Purchase Payments received$100,000

Less adjusted partial withdrawals calculated as (PW x DB) / CV:

($20,000 x $160,000) / $160,000 = $20,000 x 1 =- 20,000

$ 80,000

3)	CV Plus:

Contract Value:$140,000

Plus 50% of the lesser of (a) or (b).

(a)	Contract Value minus total Purchase Payments: $140,000 - $100,000 =$ 40,000

(b)	Three times your total Purchase Payments received in the first two Contract Years:

3 x $100,000 =$300,000

(a) is less than (b), so 50% of (a) = 0.50 x $40,000 =+ 20,000

$160,000

Therefore, the death benefit that would be payable as of the tenth Contract Anniversary is the $160,000 CV Plus.

The Valuemark® IV Variable Annuity Contract Prospectus – May 1, 2010
Appendix C

65

GLOSSARY

This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus. The following is a list of common abbreviations used in this prospectus:

AIA	=	Annual Increase Amount	GMIB	=	Guaranteed Minimum Income Benefit
CV Plus	=	Contract Value Plus	MAV	=	Maximum Anniversary Value
GMDB	=	Guaranteed Minimum Death Benefit

Accumulation Phase – the period of time before you begin taking Annuity Payments. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Accumulation Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

AIA (Annual Increase Amount) – a calculation used in determining the Enhanced GMDB value.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

Annuity Options – the income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

Annuity Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

Beneficiary – the person(s) or entity the Owner designates to receive any death benefit.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

Contract Anniversary – a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.

Contract Value – on any Business Day it is equal to the sum of the values in your selected Investment Choices. It does not include amounts applied to Annuity Payments.

Contract Year – any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

Full Annuitization – the application of the entire Contract Value to Annuity Payments.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, sent to or received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

GMDB (Guaranteed Minimum Death Benefit) – you selected one of three GMDBs at Contract issue. These GMDBs provide different guaranteed death benefit values.

GMIB (Guaranteed Minimum Income Benefit) – provides guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments).

GMIB Payment – fixed Annuity Payments we make under the GMIB.

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Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations there may be multiple Income Dates.

Investment Choices – the Investment Options and any general account Investment Choices available under the Contract for Purchase Payments or transfers.

Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

MAV (Maximum Anniversary Value) – a calculation used in determining the Enhanced GMDB value.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Traditional Annuity Payments (or part of the GMIB value to GMIB Payments if your Contract includes the Traditional GMIB). If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.

Payee – the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

Purchase Payment – the money you put in the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts).

Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the Allianz Service Center. Our Service Center address and telephone number are listed in the following section.

Traditional Annuity Payments – Annuity Payments we make to the Payee based on the Contract Value.

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FOR SERVICE OR MORE INFORMATION

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, death benefits, and (if applicable) the GMIB value of a Contract change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

You can contact us at:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416

(800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service Center:

Allianz Life Insurance Company of North America

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

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PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

VALUEMARK® IV

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B (THE SEPARATE ACCOUNT)

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (ALLIANZ LIFE, WE , US, OUR)

MAY 1, 2010

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416

(800) 624-0197

TABLE OF CONTENTS

Allianz Life……………………………………………………..........	2
Experts……………………………………………………………..…	2
Legal Opinions…………………………………………………..….	2
Distributor…………………………………………………..………..	2
Reduction or Elimination of the Withdrawal Charge……..…..	3
Federal Tax Status…………………………………………….…....	3
General……………………………………………………………	4
Diversification………………………………………………....….	4
Owner Control…………………………………………………….	5
Contracts Owned by Non-Individuals…………………….....…	5
Income Tax Withholding…………………………………..….....	5
Required Distributions……………………………………..…….	5
Qualified Contracts……………………………………………….	6
Annuity Provisions………………………………………………....	7
Annuity Units/Calculating Annuity Payments………………….	7
Mortality and Expense Risk Guarantee…………………………	8
Information on Original Contracts……………………………….	8
Financial Statements……………………………………………….	10
Appendix – Condensed Financial Information………………..	11

VM4SAI-0510

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2009 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009, included in this SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2009 financial statements and supplemental schedules of Allianz Life Insurance Company of North America refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Statement Standards Board (FASB), as of January 1, 2009, as well as an adoption of accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to Allianz Life Financial	Aggregate Amount of Commissions Retained by Allianz Life Financial After Payments to Selling Firms
2007	$218,444,880.80	$0
2008	$198,319,091.42	$0
2009	$169,464,504.26	$0
We may fund Allianz Life Financial’s operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial’s operating and other expenses, including overhead, legal and accounting fees.

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As described above, Allianz Life Financial sells its Contracts primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,044 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except one are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 37 firms. These payments vary in amount. In 2009, the five firms receiving the largest payments, ranging from $327,900 to $2,595,212, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.
Firm Name
1	LPL Financial Network
2	AIG Advisor Group
3	Wells Fargo
4	National Planning Holdings
5	Raymond James

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:

•	the size of the group;

•	the total amount of Purchase Payments expected to be received from the group;

•
the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);

•	the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

•	any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

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General

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

•	no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;

•	no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;

•	no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and

•	no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

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The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

Owner Control

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Contracts Owned by Non-Individuals

Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

Income Tax Withholding

All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	distributions which are required minimum distributions; or

•	the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract, Section 72(s) requires that:

•
if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

•	if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

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These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Qualified Contracts

The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

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Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.  For more information, see prospectus section 7, Taxes – Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

ANNUITY PROVISIONS

We base Traditional Annuity Payments upon the following:

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Traditional Annuity Payments.

•	The adjusted Contract Value on the Income Date.

•	The Annuity Option you select.

•	The age of the Annuitant and any joint Annuitant.

•	The sex of the Annuitant and any joint Annuitant where allowed.

We guarantee fixed Traditional Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Traditional Annuity Payments, the amount of adjusted Contract Value that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Traditional Annuity Payments you elect to receive.

Annuity Units/Calculating Variable Annuity Payments

The first variable Traditional Annuity Payment is equal to the amount of adjusted Contract Value you are applying to variable Traditional Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Traditional Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:

•	multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Traditional Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

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The Traditional Annuity Payment on each subsequent payment date is equal to the sum of the Traditional Annuity Payments for each subaccount. We determine the Traditional Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE

Allianz Life guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.

INFORMATION ON ORIGINAL CONTRACTS

Original Contracts were first offered in February 1997 and were replaced by the May 2003 Contracts that continued to be available until sales of Valuemark IV were discontinued in May 2007. Owners of Original Contracts can still make additional Purchase Payments and, therefore, we are including information on these Original Contracts in this SAI.

Original Contracts offered a choice of GMIB Option 1 and GMIB Option 2. Under GMIB Option 1, the GMIB value before the date of any Owner’s death is equal to the greater of A or B.

A.	Annual Increase Amount (AIA)

The AIA on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

On each Business Day other than a Contract Anniversary, the AIA is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments received that day, and

•	minus each GMIB adjusted partial withdrawal (defined below) taken that day.

On each Contract Anniversary before the older Owner’s 81st birthday,* the AIA is equal to:

•	its value on the immediately preceding Business Day increased by 5%;

•	plus any additional Purchase Payments received that day, and

•	minus each GMIB adjusted partial withdrawals (as defined below) taken that day.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday* we calculate the AIA in the same way that we do on each Business Day other than a Contract Anniversary.

*	76th birthday in Washington.

B.	The Six-Year Step Up

The Six-Year Step Up on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

On each Business Day other than a sixth year Contract Anniversary, the Six-Year Step Up is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments received that day, and

•	minus each GMIB adjusted partial withdrawals (as defined below) taken that day.

On every sixth year Contract Anniversary (the 6th, 12th, 18th, 24th, etc.) before the older Owner’s 81st birthday,* the Six-Year Step Up is equal to:

•	the highest Contract Value that occurred on any sixth year Contract Anniversary,

•	plus subsequent additional Purchase Payments received on or after the Contract Anniversary on which the Six-Year Step Up occurred, and

•	minus each GMIB adjusted partial withdrawals (as defined below) taken on or after the Contract Anniversary on which the Six-Year Step Up occurred.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday,* we calculate the Six-Year Step Up in the same way that we do on each Business Day other than a sixth year Contract Anniversary.

*	76th birthday in Washington.

Under GMIB Option 2, the GMIB value before the date of any Owner’s death is equal to the greater of:

•	the Maximum Anniversary Value (MAV) described below, or

•	total Purchase Payments received minus each GMIB adjusted partial withdrawal (as defined below) for each withdrawal taken.

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010

8

Maximum Anniversary Value (MAV)

The MAV on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

On each Business Day other than a Contract Anniversary, the MAV is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments received that day, and

•	minus each GMIB adjusted partial withdrawal (as defined below) taken that day.

On each Contract Anniversary before the older Owner’s 81st birthday*, the MAV is equal to:

•	the highest Contract Value that occurred on any Contract Anniversary,

•	plus subsequent additional Purchase Payments received on or after the Contract Anniversary on which the MAV occurred, and

•	minus each GMIB adjusted partial withdrawals (as defined below) taken on or after the Contract Anniversary on which the MAV occurred.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday*, we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

*	76th birthday in Washington.

A GMIB adjusted partial withdrawal =	PW x GMIB
CV
PW         =     the amount of the partial withdrawal including any withdrawal charge.

GMIB	=	the greater of (a) Contract Value, or (b) the applicable GMIB value

(AIA, Six-Year Step Up, total Purchase Payments or MAV).

CV             =     the Contract Value on the date of (but before) the partial withdrawal.

The death benefit under Original Contracts differs based on whether or not the Contract has an enhanced death benefit (EDB) endorsement. For Original Contracts without an EDB endorsement, the death benefit will be the Contract Value determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.

Original Contracts with an EDB endorsement offered a choice of the following death benefit options: Death Benefit Option 1 (DB Option 1), Death Benefit Option 2 (DB Option 2), and the Earnings Protection GMDB.

Under DB Option 1, the amount of the death benefit will be the greater of 1 or 2:

1.	The Contract Value determined as of the end of the Business Day during which due proof of death and an election of the death benefit payment option have been received at our Service Center.

2.	The GMDB value determined as of the end of the Business Day during which due proof of death and an election of the death benefit payment option have been received at our Service Center.

If any Owner was age 80 or older at Contract issue, the GMDB value is total Purchase Payments received minus any Contract Value withdrawn (including any withdrawal charge).

If all Owners were age 79 or younger at Contract issue, the GMDB value is equal to the greater of:

•	the AIA calculated as indicated above under GMIB Option 1, except that partial withdrawals (including any withdrawal charge) are deducted without adjustment; or

•	the Six-Year Step Up calculated as indicated above under GMIB Option 1, except that partial withdrawals (including any withdrawal charge) are deducted without adjustment.

Under DB Option 2, the amount of the death benefit will be the greater of 1 or 2:

(1)	The Contract Value determined as of the end of the Business Day during which due proof of death and an election of the death benefit payment option have been received at our Service Center.

(2)	The GMDB value determined as of the end of the Business Day during which due proof of death and an election of the death benefit payment option have been received at our Service Center.

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010

9

If any Owner was age 80 or older at Contract issue, the GMDB value is total Purchase Payments received minus any Contract Value withdrawn (including any withdrawal charge).

If all Owners were age 79 or younger at Contract issue, the GMDB value is equal to the greater of:

•	total Purchase Payments received minus any Contract Value withdrawn (including any withdrawal charge) ; or

•	the MAV calculated as indicated above under GMIB Option 2, except that partial withdrawals (including any withdrawal charge) are deducted without adjustment.

In addition, the “CV PLUS” portion of the Earnings Protection GMDB under Original Contracts is calculated as follows.

The CV PLUS

•	If all Owner’s were age 69 or younger on the Issue Date, 40% of the lesser of (a) or (b), or

•	If the older Owner is age 70 or older on the Issue Date, 25% of the lesser of (a) or (b), where

(a)
is the Contract Value determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center; and

(b)	is the total Purchase Payments.

For details on how the remaining portion of the Earnings Protection GMDB is calculated please see the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB) in prospectus section 10, Death Benefit.

The charges for Original Contracts differ from the charges of the May 2003 Contracts as follows:

Separate Account Annual Expenses During the Accumulation Phase

(as a percentage of average daily assets invested in a subaccount on an annual basis)

	Original Contracts without a GMIB			Original Contracts with a GMIB
	M&E Charge	Admin. Charge	Total	M&E Charge	Admin. Charge	Total
Earnings Protection GMDB	1.44%	0.15%	1.59%	1.74%	0.15%	1.89%
All other death benefits	1.34%	0.15%	1.49%	1.64%	0.15%	1.79%
During the Annuity Phase, if you request variable Annuity Payments, the total Separate Account annual expenses are equal on an annual basis to 1.40%. The expense is reduced because we do not pay a death benefit separate from the benefits provided by the annuity option if the Annuitant dies during the Annuity Phase.

In addition, we waive the contract maintenance charge of $30 for Original Contracts in South Carolina after the 20th Contract Anniversary.

For more details on the other charges of Original Contracts please see the Fee Tables or section 6, Expenses in the prospectus.

FINANCIAL STATEMENTS

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2009 included herein should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2009 are also included herein.

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010

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APPENDIX – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are found in this SAI.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for Contracts is found in Appendix A to the prospectus. AUV information listing the additional combination of charges is found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in this SAI.

Key to Benefit Option*		Separate Account Annual Expenses
VMIV 1	Allianz Valuemark IV – Original Contract without the EDB endorsement or a GMIB; and Original Contracts with DB Option 1 or DB Option 2 and no GMIB	1.49%
VMIV 2	Allianz Valuemark IV – Original Contract with a GMIB and no EDB endorsement; and Original Contracts with DB Option 1or DB Option 2 and a GMIB	1.79%
VMIV 3	Allianz Valuemark IV – Original Contract with the Earnings Protection GMDB and no GMIB	1.59%
VMIV 4	Allianz Valuemark IV – Original Contract with the Earnings Protection GMDB and a GMIB	1.89%
VMIV 6	Allianz Valuemark IV – Contract with the Enhanced GMDB and no GMIB	2.05%
VMIV 7	Allianz Valuemark IV – Contract with the Earnings Protection GMDB and no GMIB	2.05%
VMIV 8	Allianz Valuemark IV – Contract with the Traditional GMDB and the Traditonal GMIB	1.90%
VMIV 9	Allianz Valuemark IV – Contract with the Enhanced GMDB and the Traditional GMIB	2.15%
The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Mid Cap Index Fund, Jennison Portfolio, PIMCO EqS Pathfinder Portfolio.

(Number of Accumulation Units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Balanced Index Strategy Fund
VMIV 1  1.49%
                      12/31/2009              N/A              10.033 29
VMIV 2  1.79%
                      12/31/2009              N/A              10.027 1
VMIV 3  1.59%
                      12/31/2009              N/A              10.031 0
VMIV 4  1.89%
                      12/31/2009              N/A              10.025 1
VMIV 6  2.05%
                      12/31/2009              N/A              10.022 0
VMIV 7  2.05%
                      12/31/2009              N/A              10.022 0
VMIV 8  1.90%
                      12/31/2009              N/A              10.025 0
VMIV 9  2.15%
                      12/31/2009              N/A              10.020 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL BlackRock Capital Appreciation Fund
VMIV 1  1.49%
                      12/31/2005              N/A              11.960 22
                      12/31/2006              11.960              11.969 17
                      12/31/2007              11.969              13.078 38
                      12/31/2008              13.078              8.198 39
                      12/31/2009              8.198              10.941 238
VMIV 2  1.79%
                      12/31/2005              N/A              11.936 3
                      12/31/2006              11.936              11.909 17
                      12/31/2007              11.909              12.974 9
                      12/31/2008              12.974              8.108 9
                      12/31/2009              8.108              10.788 38
VMIV 3  1.59%
                      12/31/2005              N/A              11.952 0
                      12/31/2006              11.952              11.949 0
                      12/31/2007              11.949              13.043 0
                      12/31/2008              13.043              8.168 0
                      12/31/2009              8.168              10.890 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

11

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2005              N/A              11.928 0
                      12/31/2006              11.928              11.889 0
                      12/31/2007              11.889              12.939 0
                      12/31/2008              12.939              8.079 0
                      12/31/2009              8.079              10.738 5
VMIV 6  2.05%
                      12/31/2005              N/A              11.915 0
                      12/31/2006              11.915              11.857 0
                      12/31/2007              11.857              12.884 0
                      12/31/2008              12.884              8.031 0
                      12/31/2009              8.031              10.658 0
VMIV 7  2.05%
                      12/31/2005              N/A              11.915 0
                      12/31/2006              11.915              11.857 0
                      12/31/2007              11.857              12.884 0
                      12/31/2008              12.884              8.031 0
                      12/31/2009              8.031              10.658 0
VMIV 8  1.90%
                      12/31/2005              N/A              11.927 0
                      12/31/2006              11.927              11.887 0
                      12/31/2007              11.887              12.936 0
                      12/31/2008              12.936              8.076 0
                      12/31/2009              8.076              10.733 4
VMIV 9  2.15%
                      12/31/2005              N/A              11.907 1
                      12/31/2006              11.907              11.838 1
                      12/31/2007              11.838              12.850 1
                      12/31/2008              12.850              8.002 1
                      12/31/2009              8.002              10.608 8
AZL Columbia Mid Cap Value Fund
VMIV 1  1.49%
                      12/31/2006              N/A              10.071 4
                      12/31/2007              10.071              10.303 11
                      12/31/2008              10.303              4.857 14
                      12/31/2009              4.857              6.331 22
VMIV 2  1.79%
                      12/31/2006              N/A              10.050 0
                      12/31/2007              10.050              10.252 7
                      12/31/2008              10.252              4.818 9
                      12/31/2009              4.818              6.262 10
VMIV 3  1.59%
                      12/31/2006              N/A              10.064 0
                      12/31/2007              10.064              10.286 0
                      12/31/2008              10.286              4.844 0
                      12/31/2009              4.844              6.308 0
VMIV 4  1.89%
                      12/31/2006              N/A              10.044 0
                      12/31/2007              10.044              10.234 0
                      12/31/2008              10.234              4.805 0
                      12/31/2009              4.805              6.239 0
VMIV 6  2.05%
                      12/31/2006              N/A              10.033 0
                      12/31/2007              10.033              10.207 0
                      12/31/2008              10.207              4.785 0
                      12/31/2009              4.785              6.202 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2006              N/A              10.033 0
                      12/31/2007              10.033              10.207 0
                      12/31/2008              10.207              4.785 0
                      12/31/2009              4.785              6.202 0
VMIV 8  1.90%
                      12/31/2006              N/A              10.043 0
                      12/31/2007              10.043              10.233 0
                      12/31/2008              10.233              4.804 0
                      12/31/2009              4.804              6.236 0
VMIV 9  2.15%
                      12/31/2006              N/A              10.026 1
                      12/31/2007              10.026              10.190 0
                      12/31/2008              10.190              4.772 0
                      12/31/2009              4.772              6.179 0
AZL Columbia Small Cap Value Fund
VMIV 1  1.49%
                      12/31/2004              N/A              12.050 8
                      12/31/2005              12.050              12.275 20
                      12/31/2006              12.275              13.715 25
                      12/31/2007              13.715              12.398 23
                      12/31/2008              12.398              8.295 15
                      12/31/2009              8.295              10.190 10
VMIV 2  1.79%
                      12/31/2004              N/A              12.026 2
                      12/31/2005              12.026              12.214 2
                      12/31/2006              12.214              13.606 4
                      12/31/2007              13.606              12.263 3
                      12/31/2008              12.263              8.180 3
                      12/31/2009              8.180              10.018 7
VMIV 3  1.59%
                      12/31/2004              N/A              12.042 0
                      12/31/2005              12.042              12.255 0
                      12/31/2006              12.255              13.679 0
                      12/31/2007              13.679              12.353 0
                      12/31/2008              12.353              8.256 0
                      12/31/2009              8.256              10.133 0
VMIV 4  1.89%
                      12/31/2004              N/A              12.018 0
                      12/31/2005              12.018              12.194 0
                      12/31/2006              12.194              13.570 0
                      12/31/2007              13.570              12.218 0
                      12/31/2008              12.218              8.141 0
                      12/31/2009              8.141              9.962 0
VMIV 6  2.05%
                      12/31/2004              N/A              12.005 0
                      12/31/2005              12.005              12.161 0
                      12/31/2006              12.161              13.512 0
                      12/31/2007              13.512              12.146 0
                      12/31/2008              12.146              8.081 0
                      12/31/2009              8.081              9.872 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
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Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2004              N/A              12.005 0
                      12/31/2005              12.005              12.161 0
                      12/31/2006              12.161              13.512 0
                      12/31/2007              13.512              12.146 0
                      12/31/2008              12.146              8.081 0
                      12/31/2009              8.081              9.872 0
VMIV 8  1.90%
                      12/31/2004              N/A              12.017 1
                      12/31/2005              12.017              12.192 1
                      12/31/2006              12.192              13.566 1
                      12/31/2007              13.566              12.213 1
                      12/31/2008              12.213              8.138 1
                      12/31/2009              8.138              9.956 1
VMIV 9  2.15%
                      12/31/2004              N/A              11.997 2
                      12/31/2005              11.997              12.141 2
                      12/31/2006              12.141              13.476 1
                      12/31/2007              13.476              12.101 1
                      12/31/2008              12.101              8.043 1
                      12/31/2009              8.043              9.816 1
AZL Davis NY Venture Fund
VMIV 1  1.49%
                      12/31/2001              N/A              10.441 80
                      12/31/2002              10.441              7.800 192
                      12/31/2003              7.800              9.946 210
                      12/31/2004              9.946              10.833 259
                      12/31/2005              10.833              11.706 311
                      12/31/2006              11.706              13.138 334
                      12/31/2007              13.138              13.480 319
                      12/31/2008              13.480              7.901 440
                      12/31/2009              7.901              10.262 393
VMIV 2  1.79%
                      12/31/2001              N/A              10.436 0
                      12/31/2002              10.436              7.773 7
                      12/31/2003              7.773              9.881 19
                      12/31/2004              9.881              10.730 20
                      12/31/2005              10.730              11.561 37
                      12/31/2006              11.561              12.936 45
                      12/31/2007              12.936              13.233 59
                      12/31/2008              13.233              7.733 97
                      12/31/2009              7.733              10.014 68
VMIV 3  1.59%
                      12/31/2001              N/A              10.440 0
                      12/31/2002              10.440              7.791 2
                      12/31/2003              7.791              9.924 2
                      12/31/2004              9.924              10.798 2
                      12/31/2005              10.798              11.658 2
                      12/31/2006              11.658              13.070 2
                      12/31/2007              13.070              13.397 0
                      12/31/2008              13.397              7.845 0
                      12/31/2009              7.845              10.179 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2001              N/A              10.435 0
                      12/31/2002              10.435              7.764 10
                      12/31/2003              7.764              9.860 9
                      12/31/2004              9.860              10.696 11
                      12/31/2005              10.696              11.513 11
                      12/31/2006              11.513              12.870 11
                      12/31/2007              12.870              13.151 11
                      12/31/2008              13.151              7.678 25
                      12/31/2009              7.678              9.932 21
VMIV 6  2.05%
                      12/31/2003              N/A              9.826 1
                      12/31/2004              9.826              10.642 7
                      12/31/2005              10.642              11.437 7
                      12/31/2006              11.437              12.764 2
                      12/31/2007              12.764              13.022 2
                      12/31/2008              13.022              7.590 6
                      12/31/2009              7.590              9.803 3
VMIV 7  2.05%
                      12/31/2003              N/A              9.826 0
                      12/31/2004              9.826              10.642 0
                      12/31/2005              10.642              11.437 0
                      12/31/2006              11.437              12.764 0
                      12/31/2007              12.764              13.022 0
                      12/31/2008              13.022              7.590 0
                      12/31/2009              7.590              9.803 0
VMIV 8  1.90%
                      12/31/2003              N/A              9.858 0
                      12/31/2004              9.858              10.693 1
                      12/31/2005              10.693              11.508 1
                      12/31/2006              11.508              12.863 1
                      12/31/2007              12.863              13.143 6
                      12/31/2008              13.143              7.672 7
                      12/31/2009              7.672              9.924 5
VMIV 9  2.15%
                      12/31/2003              N/A              9.805 2
                      12/31/2004              9.805              10.609 3
                      12/31/2005              10.609              11.389 3
                      12/31/2006              11.389              12.698 5
                      12/31/2007              12.698              12.942 6
                      12/31/2008              12.942              7.536 13
                      12/31/2009              7.536              9.724 11
AZL Dreyfus Equity Growth Fund
VMIV 1  1.49%
                      12/31/2001              N/A              10.525 51
                      12/31/2002              10.525              7.185 117
                      12/31/2003              7.185              8.796 152
                      12/31/2004              8.796              9.334 108
                      12/31/2005              9.334              9.616 91
                      12/31/2006              9.616              10.699 91
                      12/31/2007              10.699              11.462 217
                      12/31/2008              11.462              6.591 116
                      12/31/2009              6.591              8.751 98

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

13

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2001              N/A              10.520 0
                      12/31/2002              10.520              7.160 35
                      12/31/2003              7.160              8.739 63
                      12/31/2004              8.739              9.246 66
                      12/31/2005              9.246              9.496 54
                      12/31/2006              9.496              10.534 50
                      12/31/2007              10.534              11.252 103
                      12/31/2008              11.252              6.451 98
                      12/31/2009              6.451              8.539 85
VMIV 3  1.59%
                      12/31/2001              N/A              10.523 0
                      12/31/2002              10.523              7.177 0
                      12/31/2003              7.177              8.777 0
                      12/31/2004              8.777              9.304 0
                      12/31/2005              9.304              9.576 0
                      12/31/2006              9.576              10.644 0
                      12/31/2007              10.644              11.392 0
                      12/31/2008              11.392              6.544 0
                      12/31/2009              6.544              8.680 1
VMIV 4  1.89%
                      12/31/2001              N/A              10.518 0
                      12/31/2002              10.518              7.152 6
                      12/31/2003              7.152              8.720 6
                      12/31/2004              8.720              9.217 6
                      12/31/2005              9.217              9.457 7
                      12/31/2006              9.457              10.480 6
                      12/31/2007              10.480              11.183 16
                      12/31/2008              11.183              6.405 15
                      12/31/2009              6.405              8.470 11
VMIV 6  2.05%
                      12/31/2003              N/A              8.690 0
                      12/31/2004              8.690              9.170 11
                      12/31/2005              9.170              9.394 11
                      12/31/2006              9.394              10.394 6
                      12/31/2007              10.394              11.073 9
                      12/31/2008              11.073              6.332 8
                      12/31/2009              6.332              8.360 6
VMIV 7  2.05%
                      12/31/2003              N/A              8.690 0
                      12/31/2004              8.690              9.170 0
                      12/31/2005              9.170              9.394 0
                      12/31/2006              9.394              10.394 0
                      12/31/2007              10.394              11.073 0
                      12/31/2008              11.073              6.332 0
                      12/31/2009              6.332              8.360 0
VMIV 8  1.90%
                      12/31/2003              N/A              8.718 2
                      12/31/2004              8.718              9.214 3
                      12/31/2005              9.214              9.453 4
                      12/31/2006              9.453              10.475 3
                      12/31/2007              10.475              11.176 8
                      12/31/2008              11.176              6.400 7
                      12/31/2009              6.400              8.463 6

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              8.671 2
                      12/31/2004              8.671              9.141 2
                      12/31/2005              9.141              9.355 3
                      12/31/2006              9.355              10.341 2
                      12/31/2007              10.341              11.005 8
                      12/31/2008              11.005              6.287 7
                      12/31/2009              6.287              8.292 6
AZL Eaton Vance Large Cap Value Fund
VMIV 1  1.49%
                      12/31/2001              N/A              9.343 254
                      12/31/2002              9.343              7.376 470
                      12/31/2003              7.376              9.485 524
                      12/31/2004              9.485              10.944 534
                      12/31/2005              10.944              11.206 475
                      12/31/2006              11.206              12.781 430
                      12/31/2007              12.781              12.312 445
                      12/31/2008              12.312              7.740 326
                      12/31/2009              7.740              9.649 275
VMIV 2  1.79%
                      12/31/2001              N/A              9.325 0
                      12/31/2002              9.325              7.339 122
                      12/31/2003              7.339              9.410 186
                      12/31/2004              9.410              10.824 199
                      12/31/2005              10.824              11.050 187
                      12/31/2006              11.050              12.565 190
                      12/31/2007              12.565              12.067 183
                      12/31/2008              12.067              7.564 134
                      12/31/2009              7.564              9.401 103
VMIV 3  1.59%
                      12/31/2001              N/A              9.337 0
                      12/31/2002              9.337              7.363 1
                      12/31/2003              7.363              9.460 1
                      12/31/2004              9.460              10.904 0
                      12/31/2005              10.904              11.154 0
                      12/31/2006              11.154              12.709 0
                      12/31/2007              12.709              12.230 0
                      12/31/2008              12.230              7.681 0
                      12/31/2009              7.681              9.565 3
VMIV 4  1.89%
                      12/31/2001              N/A              9.318 0
                      12/31/2002              9.318              7.327 38
                      12/31/2003              7.327              9.384 36
                      12/31/2004              9.384              10.784 32
                      12/31/2005              10.784              10.998 31
                      12/31/2006              10.998              12.494 21
                      12/31/2007              12.494              11.987 12
                      12/31/2008              11.987              7.506 15
                      12/31/2009              7.506              9.320 7
VMIV 6  2.05%
                      12/31/2003              N/A              9.344 6
                      12/31/2004              9.344              10.721 5
                      12/31/2005              10.721              10.916 5
                      12/31/2006              10.916              12.382 5
                      12/31/2007              12.382              11.860 7
                      12/31/2008              11.860              7.414 6
                      12/31/2009              7.414              9.191 3

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

14

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2003              N/A              9.344 0
                      12/31/2004              9.344              10.721 0
                      12/31/2005              10.721              10.916 0
                      12/31/2006              10.916              12.382 0
                      12/31/2007              12.382              11.860 0
                      12/31/2008              11.860              7.414 0
                      12/31/2009              7.414              9.191 0
VMIV 8  1.90%
                      12/31/2003              N/A              9.382 2
                      12/31/2004              9.382              10.781 3
                      12/31/2005              10.781              10.993 4
                      12/31/2006              10.993              12.487 4
                      12/31/2007              12.487              11.979 6
                      12/31/2008              11.979              7.500 5
                      12/31/2009              7.500              9.312 4
VMIV 9  2.15%
                      12/31/2003              N/A              9.320 2
                      12/31/2004              9.320              10.682 4
                      12/31/2005              10.682              10.866 6
                      12/31/2006              10.866              12.312 6
                      12/31/2007              12.312              11.781 11
                      12/31/2008              11.781              7.358 10
                      12/31/2009              7.358              9.112 9
AZL Franklin Small Cap Value Fund
VMIV 1  1.49%
                      12/31/2003              N/A              12.710 26
                      12/31/2004              12.710              15.413 58
                      12/31/2005              15.413              16.254 94
                      12/31/2006              16.254              18.483 105
                      12/31/2007              18.483              17.412 84
                      12/31/2008              17.412              11.368 79
                      12/31/2009              11.368              14.628 82
VMIV 2  1.79%
                      12/31/2003              N/A              12.684 1
                      12/31/2004              12.684              15.336 4
                      12/31/2005              15.336              16.124 12
                      12/31/2006              16.124              18.280 20
                      12/31/2007              18.280              17.170 16
                      12/31/2008              17.170              11.176 18
                      12/31/2009              11.176              14.338 12
VMIV 3  1.59%
                      12/31/2003              N/A              12.701 0
                      12/31/2004              12.701              15.388 0
                      12/31/2005              15.388              16.211 0
                      12/31/2006              16.211              18.415 1
                      12/31/2007              18.415              17.331 1
                      12/31/2008              17.331              11.303 1
                      12/31/2009              11.303              14.531 2
VMIV 4  1.89%
                      12/31/2003              N/A              12.676 0
                      12/31/2004              12.676              15.311 0
                      12/31/2005              15.311              16.081 0
                      12/31/2006              16.081              18.213 0
                      12/31/2007              18.213              17.089 2
                      12/31/2008              17.089              11.112 3
                      12/31/2009              11.112              14.243 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              12.662 1
                      12/31/2004              12.662              15.270 0
                      12/31/2005              15.270              16.013 0
                      12/31/2006              16.013              18.107 0
                      12/31/2007              18.107              16.962 1
                      12/31/2008              16.962              11.012 1
                      12/31/2009              11.012              14.091 0
VMIV 7  2.05%
                      12/31/2003              N/A              12.662 0
                      12/31/2004              12.662              15.270 0
                      12/31/2005              15.270              16.013 0
                      12/31/2006              16.013              18.107 0
                      12/31/2007              18.107              16.962 0
                      12/31/2008              16.962              11.012 0
                      12/31/2009              11.012              14.091 0
VMIV 8  1.90%
                      12/31/2003              N/A              12.675 1
                      12/31/2004              12.675              15.308 3
                      12/31/2005              15.308              16.077 3
                      12/31/2006              16.077              18.207 4
                      12/31/2007              18.207              17.081 3
                      12/31/2008              17.081              11.106 3
                      12/31/2009              11.106              14.233 3
VMIV 9  2.15%
                      12/31/2003              N/A              12.654 0
                      12/31/2004              12.654              15.244 2
                      12/31/2005              15.244              15.970 3
                      12/31/2006              15.970              18.041 4
                      12/31/2007              18.041              16.883 4
                      12/31/2008              16.883              10.950 3
                      12/31/2009              10.950              13.998 3
AZL Fusion Balanced Fund
VMIV 1  1.49%
                      12/31/2005              N/A              10.623 152
                      12/31/2006              10.623              11.460 98
                      12/31/2007              11.460              12.092 155
                      12/31/2008              12.092              8.644 173
                      12/31/2009              8.644              10.790 237
VMIV 2  1.79%
                      12/31/2005              N/A              10.602 0
                      12/31/2006              10.602              11.402 1
                      12/31/2007              11.402              11.996 3
                      12/31/2008              11.996              8.549 43
                      12/31/2009              8.549              10.640 85
VMIV 3  1.59%
                      12/31/2005              N/A              10.616 0
                      12/31/2006              10.616              11.440 0
                      12/31/2007              11.440              12.060 0
                      12/31/2008              12.060              8.612 0
                      12/31/2009              8.612              10.740 0
VMIV 4  1.89%
                      12/31/2005              N/A              10.595 0
                      12/31/2006              10.595              11.383 0
                      12/31/2007              11.383              11.964 0
                      12/31/2008              11.964              8.517 0
                      12/31/2009              8.517              10.590 11

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

15

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2005              N/A              10.583 0
                      12/31/2006              10.583              11.353 0
                      12/31/2007              11.353              11.913 0
                      12/31/2008              11.913              8.467 0
                      12/31/2009              8.467              10.512 0
VMIV 7  2.05%
                      12/31/2005              N/A              10.583 0
                      12/31/2006              10.583              11.353 0
                      12/31/2007              11.353              11.913 0
                      12/31/2008              11.913              8.467 0
                      12/31/2009              8.467              10.512 0
VMIV 8  1.90%
                      12/31/2005              N/A              10.594 12
                      12/31/2006              10.594              11.381 3
                      12/31/2007              11.381              11.960 3
                      12/31/2008              11.960              8.514 3
                      12/31/2009              8.514              10.586 3
VMIV 9  2.15%
                      12/31/2005              N/A              10.576 1
                      12/31/2006              10.576              11.334 1
                      12/31/2007              11.334              11.881 2
                      12/31/2008              11.881              8.436 5
                      12/31/2009              8.436              10.462 4
AZL Fusion Growth Fund
VMIV 1  1.49%
                      12/31/2005              N/A              11.098 28
                      12/31/2006              11.098              12.269 51
                      12/31/2007              12.269              12.782 57
                      12/31/2008              12.782              7.689 41
                      12/31/2009              7.689              10.015 70
VMIV 2  1.79%
                      12/31/2005              N/A              11.076 17
                      12/31/2006              11.076              12.208 15
                      12/31/2007              12.208              12.680 19
                      12/31/2008              12.680              7.605 21
                      12/31/2009              7.605              9.875 20
VMIV 3  1.59%
                      12/31/2005              N/A              11.091 0
                      12/31/2006              11.091              12.249 0
                      12/31/2007              12.249              12.748 0
                      12/31/2008              12.748              7.661 0
                      12/31/2009              7.661              9.968 0
VMIV 4  1.89%
                      12/31/2005              N/A              11.069 1
                      12/31/2006              11.069              12.188 1
                      12/31/2007              12.188              12.646 2
                      12/31/2008              12.646              7.577 2
                      12/31/2009              7.577              9.829 2
VMIV 6  2.05%
                      12/31/2005              N/A              11.057 2
                      12/31/2006              11.057              12.155 0
                      12/31/2007              12.155              12.592 0
                      12/31/2008              12.592              7.533 1
                      12/31/2009              7.533              9.756 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2005              N/A              11.057 0
                      12/31/2006              11.057              12.155 0
                      12/31/2007              12.155              12.592 0
                      12/31/2008              12.592              7.533 0
                      12/31/2009              7.533              9.756 0
VMIV 8  1.90%
                      12/31/2005              N/A              11.068 15
                      12/31/2006              11.068              12.186 20
                      12/31/2007              12.186              12.643 22
                      12/31/2008              12.643              7.574 20
                      12/31/2009              7.574              9.825 16
VMIV 9  2.15%
                      12/31/2005              N/A              11.049 7
                      12/31/2006              11.049              12.135 7
                      12/31/2007              12.135              12.559 7
                      12/31/2008              12.559              7.505 4
                      12/31/2009              7.505              9.710 3
AZL Fusion Moderate Fund
VMIV 1  1.49%
                      12/31/2005              N/A              10.801 151
                      12/31/2006              10.801              11.782 99
                      12/31/2007              11.782              12.366 89
                      12/31/2008              12.366              8.192 165
                      12/31/2009              8.192              10.446 96
VMIV 2  1.79%
                      12/31/2005              N/A              10.780 4
                      12/31/2006              10.780              11.723 6
                      12/31/2007              11.723              12.267 9
                      12/31/2008              12.267              8.102 10
                      12/31/2009              8.102              10.300 8
VMIV 3  1.59%
                      12/31/2005              N/A              10.794 0
                      12/31/2006              10.794              11.762 0
                      12/31/2007              11.762              12.333 0
                      12/31/2008              12.333              8.162 0
                      12/31/2009              8.162              10.397 0
VMIV 4  1.89%
                      12/31/2005              N/A              10.772 0
                      12/31/2006              10.772              11.704 3
                      12/31/2007              11.704              12.235 4
                      12/31/2008              12.235              8.073 1
                      12/31/2009              8.073              10.252 1
VMIV 6  2.05%
                      12/31/2005              N/A              10.761 0
                      12/31/2006              10.761              11.672 1
                      12/31/2007              11.672              12.182 1
                      12/31/2008              12.182              8.025 2
                      12/31/2009              8.025              10.176 1
VMIV 7  2.05%
                      12/31/2005              N/A              10.761 0
                      12/31/2006              10.761              11.672 0
                      12/31/2007              11.672              12.182 0
                      12/31/2008              12.182              8.025 0
                      12/31/2009              8.025              10.176 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

16

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2005              N/A              10.772 3
                      12/31/2006              10.772              11.702 5
                      12/31/2007              11.702              12.231 6
                      12/31/2008              12.231              8.070 7
                      12/31/2009              8.070              10.247 8
VMIV 9  2.15%
                      12/31/2005              N/A              10.754 3
                      12/31/2006              10.754              11.653 8
                      12/31/2007              11.653              12.150 8
                      12/31/2008              12.150              7.996 6
                      12/31/2009              7.996              10.128 5
AZL Growth Index Strategy Fund
VMIV 1  1.49%
                      12/31/2009              N/A              10.065 22
VMIV 2  1.79%
                      12/31/2009              N/A              10.059 6
VMIV 3  1.59%
                      12/31/2009              N/A              10.063 0
VMIV 4  1.89%
                      12/31/2009              N/A              10.057 0
VMIV 6  2.05%
                      12/31/2009              N/A              10.054 0
VMIV 7  2.05%
                      12/31/2009              N/A              10.054 0
VMIV 8  1.90%
                      12/31/2009              N/A              10.057 0
VMIV 9  2.15%
                      12/31/2009              N/A              10.052 0
AZL International Index Fund
VMIV 1  1.49%
                      12/31/2009              N/A              9.759 10
VMIV 2  1.79%
                      12/31/2009              N/A              9.753 2
VMIV 3  1.59%
                      12/31/2009              N/A              9.757 0
VMIV 4  1.89%
                      12/31/2009              N/A              9.751 0
VMIV 6  2.05%
                      12/31/2009              N/A              9.748 0
VMIV 7  2.05%
                      12/31/2009              N/A              9.748 0
VMIV 8  1.90%
                      12/31/2009              N/A              9.751 0
VMIV 9  2.15%
                      12/31/2009              N/A              9.746 0
AZL Invesco International Equity Fund
VMIV 1  1.49%
                      12/31/2002              N/A              8.079 4
                      12/31/2003              8.079              10.120 8
                      12/31/2004              10.120              12.176 40
                      12/31/2005              12.176              13.959 38
                      12/31/2006              13.959              17.472 94
                      12/31/2007              17.472              19.729 73
                      12/31/2008              19.729              11.369 61
                      12/31/2009              11.369              15.046 135

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2002              N/A              8.063 3
                      12/31/2003              8.063              10.069 4
                      12/31/2004              10.069              12.078 7
                      12/31/2005              12.078              13.806 12
                      12/31/2006              13.806              17.229 18
                      12/31/2007              17.229              19.396 24
                      12/31/2008              19.396              11.144 21
                      12/31/2009              11.144              14.703 23
VMIV 3  1.59%
                      12/31/2002              N/A              8.073 0
                      12/31/2003              8.073              10.103 0
                      12/31/2004              10.103              12.143 0
                      12/31/2005              12.143              13.908 0
                      12/31/2006              13.908              17.391 2
                      12/31/2007              17.391              19.618 2
                      12/31/2008              19.618              11.293 2
                      12/31/2009              11.293              14.931 2
VMIV 4  1.89%
                      12/31/2002              N/A              8.057 0
                      12/31/2003              8.057              10.052 0
                      12/31/2004              10.052              12.046 0
                      12/31/2005              12.046              13.755 1
                      12/31/2006              13.755              17.149 2
                      12/31/2007              17.149              19.287 2
                      12/31/2008              19.287              11.069 3
                      12/31/2009              11.069              14.591 2
VMIV 6  2.05%
                      12/31/2003              N/A              10.025 1
                      12/31/2004              10.025              11.995 4
                      12/31/2005              11.995              13.675 4
                      12/31/2006              13.675              17.021 4
                      12/31/2007              17.021              19.112 4
                      12/31/2008              19.112              10.952 4
                      12/31/2009              10.952              14.412 4
VMIV 7  2.05%
                      12/31/2003              N/A              10.025 0
                      12/31/2004              10.025              11.995 0
                      12/31/2005              11.995              13.675 0
                      12/31/2006              13.675              17.021 0
                      12/31/2007              17.021              19.112 0
                      12/31/2008              19.112              10.952 0
                      12/31/2009              10.952              14.412 0
VMIV 8  1.90%
                      12/31/2003              N/A              10.051 1
                      12/31/2004              10.051              12.043 2
                      12/31/2005              12.043              13.750 3
                      12/31/2006              13.750              17.141 2
                      12/31/2007              17.141              19.276 3
                      12/31/2008              19.276              11.062 2
                      12/31/2009              11.062              14.579 4

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

17

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              10.009 0
                      12/31/2004              10.009              11.962 1
                      12/31/2005              11.962              13.625 3
                      12/31/2006              13.625              16.942 6
                      12/31/2007              16.942              19.004 7
                      12/31/2008              19.004              10.879 5
                      12/31/2009              10.879              14.302 11
AZL JPMorgan U.S. Equity Fund
VMIV 1  1.49%
                      12/31/2004              N/A              10.752 23
                      12/31/2005              10.752              11.171 23
                      12/31/2006              11.171              12.612 45
                      12/31/2007              12.612              12.897 29
                      12/31/2008              12.897              7.791 29
                      12/31/2009              7.791              10.264 85
VMIV 2  1.79%
                      12/31/2004              N/A              10.731 0
                      12/31/2005              10.731              11.115 0
                      12/31/2006              11.115              12.512 4
                      12/31/2007              12.512              12.755 5
                      12/31/2008              12.755              7.682 3
                      12/31/2009              7.682              10.090 7
VMIV 3  1.59%
                      12/31/2004              N/A              10.745 0
                      12/31/2005              10.745              11.153 0
                      12/31/2006              11.153              12.579 0
                      12/31/2007              12.579              12.849 0
                      12/31/2008              12.849              7.755 0
                      12/31/2009              7.755              10.205 0
VMIV 4  1.89%
                      12/31/2004              N/A              10.723 0
                      12/31/2005              10.723              11.097 0
                      12/31/2006              11.097              12.479 0
                      12/31/2007              12.479              12.709 0
                      12/31/2008              12.709              7.647 0
                      12/31/2009              7.647              10.033 0
VMIV 6  2.05%
                      12/31/2004              N/A              10.712 3
                      12/31/2005              10.712              11.067 3
                      12/31/2006              11.067              12.426 3
                      12/31/2007              12.426              12.634 3
                      12/31/2008              12.634              7.590 3
                      12/31/2009              7.590              9.942 3
VMIV 7  2.05%
                      12/31/2004              N/A              10.712 0
                      12/31/2005              10.712              11.067 0
                      12/31/2006              11.067              12.426 0
                      12/31/2007              12.426              12.634 0
                      12/31/2008              12.634              7.590 0
                      12/31/2009              7.590              9.942 1
VMIV 8  1.90%
                      12/31/2004              N/A              10.723 1
                      12/31/2005              10.723              11.095 2
                      12/31/2006              11.095              12.475 2
                      12/31/2007              12.475              12.704 2
                      12/31/2008              12.704              7.643 2
                      12/31/2009              7.643              10.027 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2004              N/A              10.705 2
                      12/31/2005              10.705              11.049 3
                      12/31/2006              11.049              12.392 3
                      12/31/2007              12.392              12.588 3
                      12/31/2008              12.588              7.554 3
                      12/31/2009              7.554              9.886 4
AZL MFS Investors Trust Fund
VMIV 1  1.49%
                      12/31/2005              N/A              12.238 80
                      12/31/2006              12.238              13.600 95
                      12/31/2007              13.600              14.835 89
                      12/31/2008              14.835              8.753 116
                      12/31/2009              8.753              13.092 126
VMIV 2  1.79%
                      12/31/2005              N/A              12.214 19
                      12/31/2006              12.214              13.532 27
                      12/31/2007              13.532              14.717 28
                      12/31/2008              14.717              8.657 91
                      12/31/2009              8.657              12.909 79
VMIV 3  1.59%
                      12/31/2005              N/A              12.230 0
                      12/31/2006              12.230              13.577 0
                      12/31/2007              13.577              14.796 0
                      12/31/2008              14.796              8.721 1
                      12/31/2009              8.721              13.030 0
VMIV 4  1.89%
                      12/31/2005              N/A              12.206 1
                      12/31/2006              12.206              13.509 0
                      12/31/2007              13.509              14.677 0
                      12/31/2008              14.677              8.626 4
                      12/31/2009              8.626              12.849 4
VMIV 6  2.05%
                      12/31/2005              N/A              12.193 0
                      12/31/2006              12.193              13.473 0
                      12/31/2007              13.473              14.615 0
                      12/31/2008              14.615              8.575 0
                      12/31/2009              8.575              12.753 0
VMIV 7  2.05%
                      12/31/2005              N/A              12.193 0
                      12/31/2006              12.193              13.473 0
                      12/31/2007              13.473              14.615 0
                      12/31/2008              14.615              8.575 0
                      12/31/2009              8.575              12.753 0
VMIV 8  1.90%
                      12/31/2005              N/A              12.205 1
                      12/31/2006              12.205              13.507 1
                      12/31/2007              13.507              14.674 1
                      12/31/2008              14.674              8.622 3
                      12/31/2009              8.622              12.843 3
VMIV 9  2.15%
                      12/31/2005              N/A              12.184 2
                      12/31/2006              12.184              13.451 2
                      12/31/2007              13.451              14.576 2
                      12/31/2008              14.576              8.544 5
                      12/31/2009              8.544              12.694 6

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

18

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Money Market Fund
VMIV 1  1.49%
                      12/31/2001              N/A              10.561 659
                      12/31/2002              10.561              10.493 1886
                      12/31/2003              10.493              10.373 1173
                      12/31/2004              10.373              10.288 955
                      12/31/2005              10.288              10.397 1424
                      12/31/2006              10.397              10.699 1422
                      12/31/2007              10.699              11.046 1576
                      12/31/2008              11.046              11.148 1588
                      12/31/2009              11.148              11.007 1670
VMIV 2  1.79%
                      12/31/2001              N/A              10.501 1
                      12/31/2002              10.501              10.401 117
                      12/31/2003              10.401              10.252 82
                      12/31/2004              10.252              10.138 66
                      12/31/2005              10.138              10.214 69
                      12/31/2006              10.214              10.479 414
                      12/31/2007              10.479              10.787 284
                      12/31/2008              10.787              10.854 237
                      12/31/2009              10.854              10.684 97
VMIV 3  1.59%
                      12/31/2001              N/A              10.541 0
                      12/31/2002              10.541              10.462 0
                      12/31/2003              10.462              10.333 0
                      12/31/2004              10.333              10.238 0
                      12/31/2005              10.238              10.336 1
                      12/31/2006              10.336              10.625 1
                      12/31/2007              10.625              10.959 1
                      12/31/2008              10.959              11.049 1
                      12/31/2009              11.049              10.899 1
VMIV 4  1.89%
                      12/31/2001              N/A              10.481 1
                      12/31/2002              10.481              10.371 26
                      12/31/2003              10.371              10.212 50
                      12/31/2004              10.212              10.088 43
                      12/31/2005              10.088              10.154 54
                      12/31/2006              10.154              10.407 50
                      12/31/2007              10.407              10.701 59
                      12/31/2008              10.701              10.757 50
                      12/31/2009              10.757              10.579 43
VMIV 6  2.05%
                      12/31/2003              N/A              10.148 0
                      12/31/2004              10.148              10.009 0
                      12/31/2005              10.009              10.058 2
                      12/31/2006              10.058              10.292 2
                      12/31/2007              10.292              10.567 0
                      12/31/2008              10.567              10.605 4
                      12/31/2009              10.605              10.412 4
VMIV 7  2.05%
                      12/31/2003              N/A              10.148 0
                      12/31/2004              10.148              10.009 0
                      12/31/2005              10.009              10.058 0
                      12/31/2006              10.058              10.292 0
                      12/31/2007              10.292              10.567 0
                      12/31/2008              10.567              10.605 0
                      12/31/2009              10.605              10.412 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2003              N/A              10.208 2
                      12/31/2004              10.208              10.083 6
                      12/31/2005              10.083              10.148 11
                      12/31/2006              10.148              10.400 61
                      12/31/2007              10.400              10.693 9
                      12/31/2008              10.693              10.748 59
                      12/31/2009              10.748              10.568 5
VMIV 9  2.15%
                      12/31/2003              N/A              10.108 4
                      12/31/2004              10.108              9.960 6
                      12/31/2005              9.960              9.999 7
                      12/31/2006              9.999              10.222 6
                      12/31/2007              10.222              10.483 4
                      12/31/2008              10.483              10.510 9
                      12/31/2009              10.510              10.309 11
AZL OCC Opportunity Fund
VMIV 1  1.49%
                      12/31/2002              N/A              8.009 8
                      12/31/2003              8.009              12.786 89
                      12/31/2004              12.786              13.574 39
                      12/31/2005              13.574              14.053 24
                      12/31/2006              14.053              15.463 28
                      12/31/2007              15.463              16.587 29
                      12/31/2008              16.587              8.635 13
                      12/31/2009              8.635              13.451 25
VMIV 2  1.79%
                      12/31/2002              N/A              7.993 1
                      12/31/2003              7.993              12.722 18
                      12/31/2004              12.722              13.466 19
                      12/31/2005              13.466              13.899 21
                      12/31/2006              13.899              15.248 22
                      12/31/2007              15.248              16.307 22
                      12/31/2008              16.307              8.464 22
                      12/31/2009              8.464              13.145 19
VMIV 3  1.59%
                      12/31/2002              N/A              8.004 0
                      12/31/2003              8.004              12.765 0
                      12/31/2004              12.765              13.538 0
                      12/31/2005              13.538              14.002 0
                      12/31/2006              14.002              15.391 0
                      12/31/2007              15.391              16.493 0
                      12/31/2008              16.493              8.578 0
                      12/31/2009              8.578              13.348 0
VMIV 4  1.89%
                      12/31/2002              N/A              7.988 0
                      12/31/2003              7.988              12.701 1
                      12/31/2004              12.701              13.430 1
                      12/31/2005              13.430              13.849 1
                      12/31/2006              13.849              15.177 1
                      12/31/2007              15.177              16.215 1
                      12/31/2008              16.215              8.408 1
                      12/31/2009              8.408              13.044 1

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

19

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              12.667 1
                      12/31/2004              12.667              13.373 2
                      12/31/2005              13.373              13.767 2
                      12/31/2006              13.767              15.064 2
                      12/31/2007              15.064              16.068 2
                      12/31/2008              16.068              8.319 1
                      12/31/2009              8.319              12.885 3
VMIV 7  2.05%
                      12/31/2003              N/A              12.667 0
                      12/31/2004              12.667              13.373 0
                      12/31/2005              13.373              13.767 0
                      12/31/2006              13.767              15.064 0
                      12/31/2007              15.064              16.068 0
                      12/31/2008              16.068              8.319 0
                      12/31/2009              8.319              12.885 0
VMIV 8  1.90%
                      12/31/2003              N/A              12.699 2
                      12/31/2004              12.699              13.426 4
                      12/31/2005              13.426              13.843 5
                      12/31/2006              13.843              15.170 5
                      12/31/2007              15.170              16.205 5
                      12/31/2008              16.205              8.402 4
                      12/31/2009              8.402              13.034 5
VMIV 9  2.15%
                      12/31/2003              N/A              12.646 2
                      12/31/2004              12.646              13.337 5
                      12/31/2005              13.337              13.717 5
                      12/31/2006              13.717              14.994 5
                      12/31/2007              14.994              15.977 6
                      12/31/2008              15.977              8.263 5
                      12/31/2009              8.263              12.787 4
AZL S&P 500 Index Fund
VMIV 1  1.49%
                      12/31/2007              N/A              9.891 7
                      12/31/2008              9.891              6.094 587
                      12/31/2009              6.094              7.547 592
VMIV 2  1.79%
                      12/31/2007              N/A              9.871 3
                      12/31/2008              9.871              6.064 95
                      12/31/2009              6.064              7.487 84
VMIV 3  1.59%
                      12/31/2007              N/A              9.884 0
                      12/31/2008              9.884              6.084 0
                      12/31/2009              6.084              7.527 0
VMIV 4  1.89%
                      12/31/2007              N/A              9.864 0
                      12/31/2008              9.864              6.054 18
                      12/31/2009              6.054              7.467 10
VMIV 6  2.05%
                      12/31/2007              N/A              8.138 0
                      12/31/2008              8.138              4.986 5
                      12/31/2009              4.986              6.140 5
VMIV 7  2.05%
                      12/31/2007              N/A              8.138 0
                      12/31/2008              8.138              4.986 0
                      12/31/2009              4.986              6.140 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2007              N/A              8.158 0
                      12/31/2008              8.158              5.006 9
                      12/31/2009              5.006              6.174 8
VMIV 9  2.15%
                      12/31/2007              N/A              8.125 0
                      12/31/2008              8.125              4.973 7
                      12/31/2009              4.973              6.118 8
AZL Schroder Emerging Markets Equity Fund – Class 1
VMIV 1  1.49%
                      12/31/2007              N/A              13.646 9
                      12/31/2008              13.646              6.478 1308
                      12/31/2009              6.478              11.006 1054
VMIV 2  1.79%
                      12/31/2007              N/A              13.618 1
                      12/31/2008              13.618              6.445 43
                      12/31/2009              6.445              10.918 37
VMIV 3  1.59%
                      12/31/2007              N/A              13.637 0
                      12/31/2008              13.637              6.467 1
                      12/31/2009              6.467              10.977 1
VMIV 4  1.89%
                      12/31/2007              N/A              13.609 0
                      12/31/2008              13.609              6.434 7
                      12/31/2009              6.434              10.889 7
VMIV 6  2.05%
                      12/31/2007              N/A              13.595 0
                      12/31/2008              13.595              6.417 1
                      12/31/2009              6.417              10.842 1
VMIV 7  2.05%
                      12/31/2007              N/A              13.595 0
                      12/31/2008              13.595              6.417 0
                      12/31/2009              6.417              10.842 0
VMIV 8  1.90%
                      12/31/2007              N/A              13.608 1
                      12/31/2008              13.608              6.433 4
                      12/31/2009              6.433              10.886 3
VMIV 9  2.15%
                      12/31/2007              N/A              13.585 1
                      12/31/2008              13.585              6.406 7
                      12/31/2009              6.406              10.813 6
AZL Schroder Emerging Markets Equity Fund – Class 2
VMIV 1  1.49%
                      12/31/2006              N/A              10.465 15
                      12/31/2007              10.465              13.435 52
                      12/31/2008              13.435              6.368 36
                      12/31/2009              6.368              10.778 61
VMIV 2  1.79%
                      12/31/2006              N/A              10.444 1
                      12/31/2007              10.444              13.368 5
                      12/31/2008              13.368              6.317 3
                      12/31/2009              6.317              10.659 13
VMIV 3  1.59%
                      12/31/2006              N/A              10.458 0
                      12/31/2007              10.458              13.413 0
                      12/31/2008              13.413              6.351 0
                      12/31/2009              6.351              10.738 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

20

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2006              N/A              10.437 0
                      12/31/2007              10.437              13.345 0
                      12/31/2008              13.345              6.300 1
                      12/31/2009              6.300              10.620 0
VMIV 6  2.05%
                      12/31/2006              N/A              10.426 0
                      12/31/2007              10.426              13.310 0
                      12/31/2008              13.310              6.273 0
                      12/31/2009              6.273              10.558 0
VMIV 7  2.05%
                      12/31/2006              N/A              10.426 0
                      12/31/2007              10.426              13.310 0
                      12/31/2008              13.310              6.273 0
                      12/31/2009              6.273              10.558 0
VMIV 8  1.90%
                      12/31/2006              N/A              10.436 0
                      12/31/2007              10.436              13.343 3
                      12/31/2008              13.343              6.299 1
                      12/31/2009              6.299              10.616 2
VMIV 9  2.15%
                      12/31/2006              N/A              10.419 1
                      12/31/2007              10.419              13.287 2
                      12/31/2008              13.287              6.257 2
                      12/31/2009              6.257              10.519 3
AZL Small Cap Stock Index Fund
VMIV 1  1.49%
                      12/31/2007              N/A              9.324 1
                      12/31/2008              9.324              6.343 106
                      12/31/2009              6.343              7.802 70
VMIV 2  1.79%
                      12/31/2007              N/A              9.305 0
                      12/31/2008              9.305              6.311 56
                      12/31/2009              6.311              7.739 40
VMIV 3  1.59%
                      12/31/2007              N/A              9.317 0
                      12/31/2008              9.317              6.332 0
                      12/31/2009              6.332              7.781 0
VMIV 4  1.89%
                      12/31/2007              N/A              9.299 0
                      12/31/2008              9.299              6.301 5
                      12/31/2009              6.301              7.719 5
VMIV 6  2.05%
                      12/31/2007              N/A              9.289 0
                      12/31/2008              9.289              6.284 2
                      12/31/2009              6.284              7.686 1
VMIV 7  2.05%
                      12/31/2007              N/A              9.289 0
                      12/31/2008              9.289              6.284 0
                      12/31/2009              6.284              7.686 0
VMIV 8  1.90%
                      12/31/2007              N/A              9.298 0
                      12/31/2008              9.298              6.300 11
                      12/31/2009              6.300              7.717 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2007              N/A              9.282 0
                      12/31/2008              9.282              6.273 9
                      12/31/2009              6.273              7.665 8
AZL Turner Quantitative Small Cap Growth Fund
VMIV 1  1.49%
                      12/31/2005              N/A              11.118 10
                      12/31/2006              11.118              12.193 7
                      12/31/2007              12.193              12.741 17
                      12/31/2008              12.741              7.111 4
                      12/31/2009              7.111              9.206 5
VMIV 2  1.79%
                      12/31/2005              N/A              11.096 1
                      12/31/2006              11.096              12.132 3
                      12/31/2007              12.132              12.639 0
                      12/31/2008              12.639              7.033 0
                      12/31/2009              7.033              9.077 1
VMIV 3  1.59%
                      12/31/2005              N/A              11.111 0
                      12/31/2006              11.111              12.173 0
                      12/31/2007              12.173              12.707 0
                      12/31/2008              12.707              7.085 0
                      12/31/2009              7.085              9.163 0
VMIV 4  1.89%
                      12/31/2005              N/A              11.088 0
                      12/31/2006              11.088              12.112 0
                      12/31/2007              12.112              12.606 0
                      12/31/2008              12.606              7.007 0
                      12/31/2009              7.007              9.035 0
VMIV 6  2.05%
                      12/31/2005              N/A              11.077 0
                      12/31/2006              11.077              12.080 0
                      12/31/2007              12.080              12.552 0
                      12/31/2008              12.552              6.966 0
                      12/31/2009              6.966              8.968 0
VMIV 7  2.05%
                      12/31/2005              N/A              11.077 0
                      12/31/2006              11.077              12.080 0
                      12/31/2007              12.080              12.552 0
                      12/31/2008              12.552              6.966 0
                      12/31/2009              6.966              8.968 0
VMIV 8  1.90%
                      12/31/2005              N/A              11.088 0
                      12/31/2006              11.088              12.110 1
                      12/31/2007              12.110              12.602 1
                      12/31/2008              12.602              7.005 0
                      12/31/2009              7.005              9.031 0
VMIV 9  2.15%
                      12/31/2005              N/A              11.069 0
                      12/31/2006              11.069              12.060 1
                      12/31/2007              12.060              12.518 2
                      12/31/2008              12.518              6.940 0
                      12/31/2009              6.940              8.926 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

21

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Van Kampen Equity and Income Fund
VMIV 1  1.49%
                      12/31/2004              N/A              10.803 22
                      12/31/2005              10.803              11.363 49
                      12/31/2006              11.363              12.597 77
                      12/31/2007              12.597              12.790 79
                      12/31/2008              12.790              9.586 65
                      12/31/2009              9.586              11.602 67
VMIV 2  1.79%
                      12/31/2004              N/A              10.782 3
                      12/31/2005              10.782              11.306 13
                      12/31/2006              11.306              12.496 25
                      12/31/2007              12.496              12.650 28
                      12/31/2008              12.650              9.453 27
                      12/31/2009              9.453              11.406 20
VMIV 3  1.59%
                      12/31/2004              N/A              10.796 0
                      12/31/2005              10.796              11.344 0
                      12/31/2006              11.344              12.563 0
                      12/31/2007              12.563              12.743 0
                      12/31/2008              12.743              9.541 0
                      12/31/2009              9.541              11.537 0
VMIV 4  1.89%
                      12/31/2004              N/A              10.774 0
                      12/31/2005              10.774              11.287 0
                      12/31/2006              11.287              12.463 2
                      12/31/2007              12.463              12.603 2
                      12/31/2008              12.603              9.409 3
                      12/31/2009              9.409              11.342 3
VMIV 6  2.05%
                      12/31/2004              N/A              10.763 3
                      12/31/2005              10.763              11.257 3
                      12/31/2006              11.257              12.410 3
                      12/31/2007              12.410              12.529 0
                      12/31/2008              12.529              9.338 0
                      12/31/2009              9.338              11.239 0
VMIV 7  2.05%
                      12/31/2004              N/A              10.763 0
                      12/31/2005              10.763              11.257 0
                      12/31/2006              11.257              12.410 0
                      12/31/2007              12.410              12.529 0
                      12/31/2008              12.529              9.338 0
                      12/31/2009              9.338              11.239 0
VMIV 8  1.90%
                      12/31/2004              N/A              10.774 0
                      12/31/2005              10.774              11.285 1
                      12/31/2006              11.285              12.460 2
                      12/31/2007              12.460              12.599 1
                      12/31/2008              12.599              9.404 1
                      12/31/2009              9.404              11.335 1
VMIV 9  2.15%
                      12/31/2004              N/A              10.756 3
                      12/31/2005              10.756              11.238 5
                      12/31/2006              11.238              12.377 4
                      12/31/2007              12.377              12.483 4
                      12/31/2008              12.483              9.295 3
                      12/31/2009              9.295              11.176 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Van Kampen Global Real Estate Fund
VMIV 1  1.49%
                      12/31/2006              N/A              12.045 9
                      12/31/2007              12.045              10.835 39
                      12/31/2008              10.835              5.782 37
                      12/31/2009              5.782              7.986 46
VMIV 2  1.79%
                      12/31/2006              N/A              12.020 3
                      12/31/2007              12.020              10.781 5
                      12/31/2008              10.781              5.736 8
                      12/31/2009              5.736              7.899 11
VMIV 3  1.59%
                      12/31/2006              N/A              12.036 0
                      12/31/2007              12.036              10.817 2
                      12/31/2008              10.817              5.767 2
                      12/31/2009              5.767              7.957 2
VMIV 4  1.89%
                      12/31/2006              N/A              12.012 0
                      12/31/2007              12.012              10.763 0
                      12/31/2008              10.763              5.721 0
                      12/31/2009              5.721              7.870 0
VMIV 6  2.05%
                      12/31/2006              N/A              11.999 1
                      12/31/2007              11.999              10.734 1
                      12/31/2008              10.734              5.696 1
                      12/31/2009              5.696              7.824 1
VMIV 7  2.05%
                      12/31/2006              N/A              11.999 0
                      12/31/2007              11.999              10.734 0
                      12/31/2008              10.734              5.696 0
                      12/31/2009              5.696              7.824 0
VMIV 8  1.90%
                      12/31/2006              N/A              12.011 2
                      12/31/2007              12.011              10.761 1
                      12/31/2008              10.761              5.719 2
                      12/31/2009              5.719              7.867 2
VMIV 9  2.15%
                      12/31/2006              N/A              11.991 1
                      12/31/2007              11.991              10.716 1
                      12/31/2008              10.716              5.681 1
                      12/31/2009              5.681              7.795 1
AZL Van Kampen Growth and Income Fund
VMIV 1  1.49%
                      12/31/2001              N/A              9.662 116
                      12/31/2002              9.662              8.119 206
                      12/31/2003              8.119              10.195 300
                      12/31/2004              10.195              11.431 281
                      12/31/2005              11.431              12.303 263
                      12/31/2006              12.303              14.049 248
                      12/31/2007              14.049              14.206 197
                      12/31/2008              14.206              9.397 161
                      12/31/2009              9.397              11.447 138

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

22

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2001              N/A              9.642 0
                      12/31/2002              9.642              8.078 121
                      12/31/2003              8.078              10.114 216
                      12/31/2004              10.114              11.306 209
                      12/31/2005              11.306              12.132 201
                      12/31/2006              12.132              13.812 212
                      12/31/2007              13.812              13.924 174
                      12/31/2008              13.924              9.183 133
                      12/31/2009              9.183              11.153 81
VMIV 3  1.59%
                      12/31/2001              N/A              9.655 0
                      12/31/2002              9.655              8.105 0
                      12/31/2003              8.105              10.168 0
                      12/31/2004              10.168              11.389 0
                      12/31/2005              11.389              12.246 0
                      12/31/2006              12.246              13.969 0
                      12/31/2007              13.969              14.111 0
                      12/31/2008              14.111              9.325 0
                      12/31/2009              9.325              11.348 0
VMIV 4  1.89%
                      12/31/2001              N/A              9.636 0
                      12/31/2002              9.636              8.064 6
                      12/31/2003              8.064              10.087 7
                      12/31/2004              10.087              11.265 6
                      12/31/2005              11.265              12.075 7
                      12/31/2006              12.075              13.734 6
                      12/31/2007              13.734              13.831 5
                      12/31/2008              13.831              9.113 5
                      12/31/2009              9.113              11.056 9
VMIV 6  2.05%
                      12/31/2003              N/A              10.044 2
                      12/31/2004              10.044              11.199 2
                      12/31/2005              11.199              11.985 2
                      12/31/2006              11.985              13.610 2
                      12/31/2007              13.610              13.684 2
                      12/31/2008              13.684              9.001 2
                      12/31/2009              9.001              10.904 8
VMIV 7  2.05%
                      12/31/2003              N/A              10.044 0
                      12/31/2004              10.044              11.199 0
                      12/31/2005              11.199              11.985 0
                      12/31/2006              11.985              13.610 0
                      12/31/2007              13.610              13.684 0
                      12/31/2008              13.684              9.001 0
                      12/31/2009              9.001              10.904 0
VMIV 8  1.90%
                      12/31/2003              N/A              10.084 2
                      12/31/2004              10.084              11.260 4
                      12/31/2005              11.260              12.070 5
                      12/31/2006              12.070              13.726 5
                      12/31/2007              13.726              13.822 4
                      12/31/2008              13.822              9.106 5
                      12/31/2009              9.106              11.047 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              10.017 6
                      12/31/2004              10.017              11.157 9
                      12/31/2005              11.157              11.930 9
                      12/31/2006              11.930              13.533 8
                      12/31/2007              13.533              13.593 7
                      12/31/2008              13.593              8.932 7
                      12/31/2009              8.932              10.810 7
AZL Van Kampen International Equity Fund
VMIV 1  1.49%
                      12/31/2003              N/A              12.267 17
                      12/31/2004              12.267              13.560 48
                      12/31/2005              13.560              14.916 56
                      12/31/2006              14.916              17.819 76
                      12/31/2007              17.819              19.278 68
                      12/31/2008              19.278              13.567 51
                      12/31/2009              13.567              16.885 78
VMIV 2  1.79%
                      12/31/2003              N/A              12.242 11
                      12/31/2004              12.242              13.492 18
                      12/31/2005              13.492              14.797 25
                      12/31/2006              14.797              17.624 32
                      12/31/2007              17.624              19.010 18
                      12/31/2008              19.010              13.338 19
                      12/31/2009              13.338              16.550 13
VMIV 3  1.59%
                      12/31/2003              N/A              12.259 0
                      12/31/2004              12.259              13.537 0
                      12/31/2005              13.537              14.876 0
                      12/31/2006              14.876              17.754 0
                      12/31/2007              17.754              19.188 0
                      12/31/2008              19.188              13.490 0
                      12/31/2009              13.490              16.773 0
VMIV 4  1.89%
                      12/31/2003              N/A              12.234 0
                      12/31/2004              12.234              13.470 0
                      12/31/2005              13.470              14.757 0
                      12/31/2006              14.757              17.560 1
                      12/31/2007              17.560              18.921 0
                      12/31/2008              18.921              13.263 0
                      12/31/2009              13.263              16.440 1
VMIV 6  2.05%
                      12/31/2003              N/A              12.221 0
                      12/31/2004              12.221              13.434 2
                      12/31/2005              13.434              14.694 2
                      12/31/2006              14.694              17.457 2
                      12/31/2007              17.457              18.780 0
                      12/31/2008              18.780              13.143 0
                      12/31/2009              13.143              16.265 0
VMIV 7  2.05%
                      12/31/2003              N/A              12.221 0
                      12/31/2004              12.221              13.434 0
                      12/31/2005              13.434              14.694 0
                      12/31/2006              14.694              17.457 0
                      12/31/2007              17.457              18.780 0
                      12/31/2008              18.780              13.143 0
                      12/31/2009              13.143              16.265 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

23

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2003              N/A              12.233 0
                      12/31/2004              12.233              13.467 1
                      12/31/2005              13.467              14.753 2
                      12/31/2006              14.753              17.553 2
                      12/31/2007              17.553              18.912 1
                      12/31/2008              18.912              13.255 2
                      12/31/2009              13.255              16.429 2
VMIV 9  2.15%
                      12/31/2003              N/A              12.213 0
                      12/31/2004              12.213              13.411 2
                      12/31/2005              13.411              14.655 4
                      12/31/2006              14.655              17.393 4
                      12/31/2007              17.393              18.692 4
                      12/31/2008              18.692              13.068 4
                      12/31/2009              13.068              16.157 5
AZL Van Kampen Mid Cap Growth Fund
VMIV 1  1.49%
                      12/31/2001              N/A              9.514 58
                      12/31/2002              9.514              7.101 81
                      12/31/2003              7.101              8.985 115
                      12/31/2004              8.985              10.731 127
                      12/31/2005              10.731              12.428 141
                      12/31/2006              12.428              13.372 139
                      12/31/2007              13.372              16.096 189
                      12/31/2008              16.096              8.163 167
                      12/31/2009              8.163              12.680 168
VMIV 2  1.79%
                      12/31/2001              N/A              9.495 0
                      12/31/2002              9.495              7.065 17
                      12/31/2003              7.065              8.913 25
                      12/31/2004              8.913              10.614 27
                      12/31/2005              10.614              12.255 44
                      12/31/2006              12.255              13.146 40
                      12/31/2007              13.146              15.777 69
                      12/31/2008              15.777              7.978 45
                      12/31/2009              7.978              12.355 47
VMIV 3  1.59%
                      12/31/2001              N/A              9.508 0
                      12/31/2002              9.508              7.089 1
                      12/31/2003              7.089              8.961 1
                      12/31/2004              8.961              10.692 1
                      12/31/2005              10.692              12.370 0
                      12/31/2006              12.370              13.296 0
                      12/31/2007              13.296              15.989 0
                      12/31/2008              15.989              8.101 0
                      12/31/2009              8.101              12.571 0
VMIV 4  1.89%
                      12/31/2001              N/A              9.489 0
                      12/31/2002              9.489              7.054 1
                      12/31/2003              7.054              8.890 2
                      12/31/2004              8.890              10.575 2
                      12/31/2005              10.575              12.198 3
                      12/31/2006              12.198              13.072 4
                      12/31/2007              13.072              15.672 3
                      12/31/2008              15.672              7.917 3
                      12/31/2009              7.917              12.248 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              8.852 1
                      12/31/2004              8.852              10.513 9
                      12/31/2005              10.513              12.107 7
                      12/31/2006              12.107              12.954 2
                      12/31/2007              12.954              15.505 3
                      12/31/2008              15.505              7.820 2
                      12/31/2009              7.820              12.079 10
VMIV 7  2.05%
                      12/31/2003              N/A              8.852 0
                      12/31/2004              8.852              10.513 0
                      12/31/2005              10.513              12.107 0
                      12/31/2006              12.107              12.954 0
                      12/31/2007              12.954              15.505 0
                      12/31/2008              15.505              7.820 0
                      12/31/2009              7.820              12.079 0
VMIV 8  1.90%
                      12/31/2003              N/A              8.887 1
                      12/31/2004              8.887              10.571 3
                      12/31/2005              10.571              12.192 4
                      12/31/2006              12.192              13.065 5
                      12/31/2007              13.065              15.661 9
                      12/31/2008              15.661              7.910 7
                      12/31/2009              7.910              12.237 7
VMIV 9  2.15%
                      12/31/2003              N/A              8.828 1
                      12/31/2004              8.828              10.474 2
                      12/31/2005              10.474              12.050 5
                      12/31/2006              12.050              12.881 6
                      12/31/2007              12.881              15.402 8
                      12/31/2008              15.402              7.760 8
                      12/31/2009              7.760              11.975 7
BlackRock Global Allocation V.I. Fund
VMIV 1  1.49%
                      12/31/2008              N/A              7.915 31
                      12/31/2009              7.915              9.429 110
VMIV 2  1.79%
                      12/31/2008              N/A              7.899 0
                      12/31/2009              7.899              9.381 7
VMIV 3  1.59%
                      12/31/2008              N/A              7.909 0
                      12/31/2009              7.909              9.413 0
VMIV 4  1.89%
                      12/31/2008              N/A              7.893 3
                      12/31/2009              7.893              9.366 3
VMIV 6  2.05%
                      12/31/2008              N/A              7.885 0
                      12/31/2009              7.885              9.341 1
VMIV 7  2.05%
                      12/31/2008              N/A              7.885 0
                      12/31/2009              7.885              9.341 0
VMIV 8  1.90%
                      12/31/2008              N/A              7.893 1
                      12/31/2009              7.893              9.364 1
VMIV 9  2.15%
                      12/31/2008              N/A              7.880 0
                      12/31/2009              7.880              9.325 1

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

24

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
Davis VA Financial Portfolio
VMIV 1  1.49%
                      12/31/2002              N/A              9.627 4
                      12/31/2003              9.627              12.534 12
                      12/31/2004              12.534              13.622 16
                      12/31/2005              13.622              14.546 28
                      12/31/2006              14.546              16.984 26
                      12/31/2007              16.984              15.720 14
                      12/31/2008              15.720              8.307 20
                      12/31/2009              8.307              11.554 18
VMIV 2  1.79%
                      12/31/2002              N/A              9.543 18
                      12/31/2003              9.543              12.388 26
                      12/31/2004              12.388              13.423 24
                      12/31/2005              13.423              14.290 23
                      12/31/2006              14.290              16.635 14
                      12/31/2007              16.635              15.350 9
                      12/31/2008              15.350              8.087 9
                      12/31/2009              8.087              11.215 10
VMIV 3  1.59%
                      12/31/2002              N/A              9.599 0
                      12/31/2003              9.599              12.485 0
                      12/31/2004              12.485              13.555 0
                      12/31/2005              13.555              14.460 0
                      12/31/2006              14.460              16.867 0
                      12/31/2007              16.867              15.596 0
                      12/31/2008              15.596              8.233 0
                      12/31/2009              8.233              11.440 0
VMIV 4  1.89%
                      12/31/2002              N/A              9.515 0
                      12/31/2003              9.515              12.339 1
                      12/31/2004              12.339              13.357 1
                      12/31/2005              13.357              14.206 1
                      12/31/2006              14.206              16.520 1
                      12/31/2007              16.520              15.229 1
                      12/31/2008              15.229              8.015 1
                      12/31/2009              8.015              11.104 0
VMIV 6  2.05%
                      12/31/2003              N/A              12.262 3
                      12/31/2004              12.262              13.252 0
                      12/31/2005              13.252              14.072 0
                      12/31/2006              14.072              16.339 0
                      12/31/2007              16.339              15.038 0
                      12/31/2008              15.038              7.902 0
                      12/31/2009              7.902              10.929 0
VMIV 7  2.05%
                      12/31/2003              N/A              12.262 0
                      12/31/2004              12.262              13.252 0
                      12/31/2005              13.252              14.072 0
                      12/31/2006              14.072              16.339 0
                      12/31/2007              16.339              15.038 0
                      12/31/2008              15.038              7.902 0
                      12/31/2009              7.902              10.929 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2003              N/A              12.334 1
                      12/31/2004              12.334              13.350 1
                      12/31/2005              13.350              14.198 1
                      12/31/2006              14.198              16.509 2
                      12/31/2007              16.509              15.217 1
                      12/31/2008              15.217              8.008 1
                      12/31/2009              8.008              11.093 1
VMIV 9  2.15%
                      12/31/2003              N/A              12.214 1
                      12/31/2004              12.214              13.187 2
                      12/31/2005              13.187              13.989 2
                      12/31/2006              13.989              16.226 2
                      12/31/2007              16.226              14.919 2
                      12/31/2008              14.919              7.831 1
                      12/31/2009              7.831              10.821 2
Davis VA Value Portfolio
VMIV 1  1.49%
                      12/31/2002              N/A              7.946 96
                      12/31/2003              7.946              10.158 317
                      12/31/2004              10.158              11.241 251
                      12/31/2005              11.241              12.121 189
                      12/31/2006              12.121              13.734 139
                      12/31/2007              13.734              14.157 112
                      12/31/2008              14.157              8.323 77
                      12/31/2009              8.323              10.755 69
VMIV 2  1.79%
                      12/31/2002              N/A              7.876 64
                      12/31/2003              7.876              10.039 137
                      12/31/2004              10.039              11.076 118
                      12/31/2005              11.076              11.908 109
                      12/31/2006              11.908              13.452 98
                      12/31/2007              13.452              13.824 94
                      12/31/2008              13.824              8.103 73
                      12/31/2009              8.103              10.439 55
VMIV 3  1.59%
                      12/31/2002              N/A              7.923 0
                      12/31/2003              7.923              10.118 0
                      12/31/2004              10.118              11.186 0
                      12/31/2005              11.186              12.049 0
                      12/31/2006              12.049              13.639 0
                      12/31/2007              13.639              14.045 0
                      12/31/2008              14.045              8.249 0
                      12/31/2009              8.249              10.649 0
VMIV 4  1.89%
                      12/31/2002              N/A              7.854 0
                      12/31/2003              7.854              10.000 4
                      12/31/2004              10.000              11.022 4
                      12/31/2005              11.022              11.837 5
                      12/31/2006              11.837              13.359 3
                      12/31/2007              13.359              13.715 3
                      12/31/2008              13.715              8.031 3
                      12/31/2009              8.031              10.336 2

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

25

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              9.937 2
                      12/31/2004              9.937              10.935 3
                      12/31/2005              10.935              11.726 2
                      12/31/2006              11.726              13.212 2
                      12/31/2007              13.212              13.543 2
                      12/31/2008              13.543              7.917 2
                      12/31/2009              7.917              10.173 1
VMIV 7  2.05%
                      12/31/2003              N/A              9.937 0
                      12/31/2004              9.937              10.935 0
                      12/31/2005              10.935              11.726 0
                      12/31/2006              11.726              13.212 0
                      12/31/2007              13.212              13.543 0
                      12/31/2008              13.543              7.917 0
                      12/31/2009              7.917              10.173 0
VMIV 8  1.90%
                      12/31/2003              N/A              9.996 3
                      12/31/2004              9.996              11.016 4
                      12/31/2005              11.016              11.830 3
                      12/31/2006              11.830              13.350 3
                      12/31/2007              13.350              13.704 3
                      12/31/2008              13.704              8.024 3
                      12/31/2009              8.024              10.326 3
VMIV 9  2.15%
                      12/31/2003              N/A              9.898 1
                      12/31/2004              9.898              10.882 2
                      12/31/2005              10.882              11.657 3
                      12/31/2006              11.657              13.121 3
                      12/31/2007              13.121              13.436 4
                      12/31/2008              13.436              7.847 3
                      12/31/2009              7.847              10.073 2
Franklin Global Real Estate Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              27.529 1336
                      12/31/2001              27.529              29.340 1185
                      12/31/2002              29.340              29.556 1078
                      12/31/2003              29.556              39.626 981
                      12/31/2004              39.626              51.603 848
                      12/31/2005              51.603              57.828 692
                      12/31/2006              57.828              68.868 538
                      12/31/2007              68.868              53.831 388
                      12/31/2008              53.831              30.640 309
                      12/31/2009              30.640              36.047 257
VMIV 2  1.79%
                      12/31/2000              N/A              26.578 0
                      12/31/2001              26.578              28.241 0
                      12/31/2002              28.241              28.363 12
                      12/31/2003              28.363              37.913 32
                      12/31/2004              37.913              49.224 34
                      12/31/2005              49.224              54.998 34
                      12/31/2006              54.998              65.301 28
                      12/31/2007              65.301              50.890 20
                      12/31/2008              50.890              28.879 15
                      12/31/2009              28.879              33.874 12

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2001              N/A              28.972 0
                      12/31/2002              28.972              29.156 0
                      12/31/2003              29.156              39.050 0
                      12/31/2004              39.050              50.803 0
                      12/31/2005              50.803              56.875 0
                      12/31/2006              56.875              67.665 0
                      12/31/2007              67.665              52.838 0
                      12/31/2008              52.838              30.045 0
                      12/31/2009              30.045              35.311 0
VMIV 4  1.89%
                      12/31/2001              N/A              27.883 0
                      12/31/2002              27.883              27.975 6
                      12/31/2003              27.975              37.357 6
                      12/31/2004              37.357              48.454 7
                      12/31/2005              48.454              54.083 7
                      12/31/2006              54.083              64.151 6
                      12/31/2007              64.151              49.943 6
                      12/31/2008              49.943              28.313 5
                      12/31/2009              28.313              33.177 5
VMIV 6  2.05%
                      12/31/2003              N/A              36.484 0
                      12/31/2004              36.484              47.246 0
                      12/31/2005              47.246              52.650 1
                      12/31/2006              52.650              62.352 1
                      12/31/2007              62.352              48.465 1
                      12/31/2008              48.465              27.431 1
                      12/31/2009              27.431              32.092 1
VMIV 7  2.05%
                      12/31/2003              N/A              36.484 0
                      12/31/2004              36.484              47.246 0
                      12/31/2005              47.246              52.650 0
                      12/31/2006              52.650              62.352 0
                      12/31/2007              62.352              48.465 0
                      12/31/2008              48.465              27.431 0
                      12/31/2009              27.431              32.092 0
VMIV 8  1.90%
                      12/31/2003              N/A              37.302 1
                      12/31/2004              37.302              48.377 2
                      12/31/2005              48.377              53.992 2
                      12/31/2006              53.992              64.037 2
                      12/31/2007              64.037              49.849 2
                      12/31/2008              49.849              28.257 2
                      12/31/2009              28.257              33.108 2
VMIV 9  2.15%
                      12/31/2003              N/A              35.949 2
                      12/31/2004              35.949              46.506 3
                      12/31/2005              46.506              51.774 3
                      12/31/2006              51.774              61.254 3
                      12/31/2007              61.254              47.563 3
                      12/31/2008              47.563              26.894 3
                      12/31/2009              26.894              31.432 3

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

26

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
Franklin Growth and Income Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              30.099 4691
                      12/31/2001              30.099              29.053 4359
                      12/31/2002              29.053              24.179 3944
                      12/31/2003              24.179              30.030 3430
                      12/31/2004              30.030              32.811 2938
                      12/31/2005              32.811              33.527 2313
                      12/31/2006              33.527              38.664 1762
                      12/31/2007              38.664              36.771 1392
                      12/31/2008              36.771              23.564 1082
                      12/31/2009              23.564              29.442 906
VMIV 2  1.79%
                      12/31/2000              N/A              29.059 0
                      12/31/2001              29.059              27.964 2
                      12/31/2002              27.964              23.204 26
                      12/31/2003              23.204              28.732 41
                      12/31/2004              28.732              31.299 45
                      12/31/2005              31.299              31.886 43
                      12/31/2006              31.886              36.662 41
                      12/31/2007              36.662              34.762 37
                      12/31/2008              34.762              22.209 24
                      12/31/2009              22.209              27.667 16
VMIV 3  1.59%
                      12/31/2001              N/A              28.688 0
                      12/31/2002              28.688              23.852 0
                      12/31/2003              23.852              29.594 0
                      12/31/2004              29.594              32.303 0
                      12/31/2005              32.303              32.974 0
                      12/31/2006              32.974              37.989 1
                      12/31/2007              37.989              36.092 1
                      12/31/2008              36.092              23.106 0
                      12/31/2009              23.106              28.841 0
VMIV 4  1.89%
                      12/31/2001              N/A              27.609 0
                      12/31/2002              27.609              22.886 9
                      12/31/2003              22.886              28.310 11
                      12/31/2004              28.310              30.809 11
                      12/31/2005              30.809              31.355 11
                      12/31/2006              31.355              36.016 11
                      12/31/2007              36.016              34.115 10
                      12/31/2008              34.115              21.774 9
                      12/31/2009              21.774              27.098 8
VMIV 6  2.05%
                      12/31/2003              N/A              27.649 1
                      12/31/2004              27.649              30.041 4
                      12/31/2005              30.041              30.525 4
                      12/31/2006              30.525              35.006 6
                      12/31/2007              35.006              33.105 0
                      12/31/2008              33.105              21.096 0
                      12/31/2009              21.096              26.211 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2003              N/A              27.649 0
                      12/31/2004              27.649              30.041 0
                      12/31/2005              30.041              30.525 0
                      12/31/2006              30.525              35.006 0
                      12/31/2007              35.006              33.105 0
                      12/31/2008              33.105              21.096 0
                      12/31/2009              21.096              26.211 0
VMIV 8  1.90%
                      12/31/2003              N/A              28.269 1
                      12/31/2004              28.269              30.760 2
                      12/31/2005              30.760              31.303 3
                      12/31/2006              31.303              35.952 3
                      12/31/2007              35.952              34.051 3
                      12/31/2008              34.051              21.731 3
                      12/31/2009              21.731              27.041 3
VMIV 9  2.15%
                      12/31/2003              N/A              27.243 1
                      12/31/2004              27.243              29.571 4
                      12/31/2005              29.571              30.017 6
                      12/31/2006              30.017              34.389 6
                      12/31/2007              34.389              32.489 7
                      12/31/2008              32.489              20.683 6
                      12/31/2009              20.683              25.672 6
Franklin High Income Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              17.739 3269
                      12/31/2001              17.739              18.220 2807
                      12/31/2002              18.220              16.236 2443
                      12/31/2003              16.236              21.034 2321
                      12/31/2004              21.034              22.802 1753
                      12/31/2005              22.802              23.302 1317
                      12/31/2006              23.302              25.135 1025
                      12/31/2007              25.135              25.507 781
                      12/31/2008              25.507              19.308 583
                      12/31/2009              19.308              27.201 505
VMIV 2  1.79%
                      12/31/2000              N/A              17.126 0
                      12/31/2001              17.126              17.537 1
                      12/31/2002              17.537              15.581 66
                      12/31/2003              15.581              20.125 173
                      12/31/2004              20.125              21.751 37
                      12/31/2005              21.751              22.161 35
                      12/31/2006              22.161              23.833 36
                      12/31/2007              23.833              24.114 25
                      12/31/2008              24.114              18.198 14
                      12/31/2009              18.198              25.561 16
VMIV 3  1.59%
                      12/31/2001              N/A              17.991 0
                      12/31/2002              17.991              16.016 0
                      12/31/2003              16.016              20.728 0
                      12/31/2004              20.728              22.448 0
                      12/31/2005              22.448              22.918 0
                      12/31/2006              22.918              24.695 0
                      12/31/2007              24.695              25.037 0
                      12/31/2008              25.037              18.933 0
                      12/31/2009              18.933              26.645 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

27

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2001              N/A              17.315 0
                      12/31/2002              17.315              15.368 4
                      12/31/2003              15.368              19.830 8
                      12/31/2004              19.830              21.410 5
                      12/31/2005              21.410              21.793 4
                      12/31/2006              21.793              23.413 4
                      12/31/2007              23.413              23.665 1
                      12/31/2008              23.665              17.842 1
                      12/31/2009              17.842              25.035 3
VMIV 6  2.05%
                      12/31/2003              N/A              19.366 0
                      12/31/2004              19.366              20.876 3
                      12/31/2005              20.876              21.216 3
                      12/31/2006              21.216              22.757 3
                      12/31/2007              22.757              22.965 3
                      12/31/2008              22.965              17.286 2
                      12/31/2009              17.286              24.216 3
VMIV 7  2.05%
                      12/31/2003              N/A              19.366 0
                      12/31/2004              19.366              20.876 0
                      12/31/2005              20.876              21.216 0
                      12/31/2006              21.216              22.757 0
                      12/31/2007              22.757              22.965 0
                      12/31/2008              22.965              17.286 0
                      12/31/2009              17.286              24.216 0
VMIV 8  1.90%
                      12/31/2003              N/A              19.800 30
                      12/31/2004              19.800              21.376 2
                      12/31/2005              21.376              21.756 2
                      12/31/2006              21.756              23.372 2
                      12/31/2007              23.372              23.621 2
                      12/31/2008              23.621              17.806 2
                      12/31/2009              17.806              24.983 2
VMIV 9  2.15%
                      12/31/2003              N/A              19.082 1
                      12/31/2004              19.082              20.550 1
                      12/31/2005              20.550              20.863 1
                      12/31/2006              20.863              22.356 1
                      12/31/2007              22.356              22.537 1
                      12/31/2008              22.537              16.947 1
                      12/31/2009              16.947              23.718 1
Franklin Income Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              28.421 3577
                      12/31/2001              28.421              28.273 3485
                      12/31/2002              28.273              27.751 3112
                      12/31/2003              27.751              36.118 2857
                      12/31/2004              36.118              40.608 2544
                      12/31/2005              40.608              40.742 2051
                      12/31/2006              40.742              47.556 1693
                      12/31/2007              47.556              48.729 1422
                      12/31/2008              48.729              33.888 1078
                      12/31/2009              33.888              45.368 912

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2000              N/A              27.439 0
                      12/31/2001              27.439              27.214 1
                      12/31/2002              27.214              26.632 66
                      12/31/2003              26.632              34.557 101
                      12/31/2004              34.557              38.737 89
                      12/31/2005              38.737              38.748 91
                      12/31/2006              38.748              45.094 96
                      12/31/2007              45.094              46.067 112
                      12/31/2008              46.067              31.940 86
                      12/31/2009              31.940              42.632 79
VMIV 3  1.59%
                      12/31/2001              N/A              27.918 0
                      12/31/2002              27.918              27.376 0
                      12/31/2003              27.376              35.593 0
                      12/31/2004              35.593              39.979 0
                      12/31/2005              39.979              40.070 1
                      12/31/2006              40.070              46.725 1
                      12/31/2007              46.725              47.830 1
                      12/31/2008              47.830              33.229 0
                      12/31/2009              33.229              44.441 0
VMIV 4  1.89%
                      12/31/2001              N/A              26.869 0
                      12/31/2002              26.869              26.267 7
                      12/31/2003              26.267              34.050 12
                      12/31/2004              34.050              38.130 12
                      12/31/2005              38.130              38.103 13
                      12/31/2006              38.103              44.299 14
                      12/31/2007              44.299              45.210 13
                      12/31/2008              45.210              31.315 5
                      12/31/2009              31.315              41.755 3
VMIV 6  2.05%
                      12/31/2003              N/A              33.254 1
                      12/31/2004              33.254              37.180 14
                      12/31/2005              37.180              37.094 17
                      12/31/2006              37.094              43.057 18
                      12/31/2007              43.057              43.871 17
                      12/31/2008              43.871              30.339 14
                      12/31/2009              30.339              40.389 8
VMIV 7  2.05%
                      12/31/2003              N/A              33.254 0
                      12/31/2004              33.254              37.180 0
                      12/31/2005              37.180              37.094 0
                      12/31/2006              37.094              43.057 0
                      12/31/2007              43.057              43.871 0
                      12/31/2008              43.871              30.339 0
                      12/31/2009              30.339              40.389 0
VMIV 8  1.90%
                      12/31/2003              N/A              33.999 11
                      12/31/2004              33.999              38.070 11
                      12/31/2005              38.070              38.039 10
                      12/31/2006              38.039              44.220 11
                      12/31/2007              44.220              45.125 15
                      12/31/2008              45.125              31.253 10
                      12/31/2009              31.253              41.668 10

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

28

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              32.766 0
                      12/31/2004              32.766              36.597 1
                      12/31/2005              36.597              36.477 1
                      12/31/2006              36.477              42.298 2
                      12/31/2007              42.298              43.055 3
                      12/31/2008              43.055              29.745 4
                      12/31/2009              29.745              39.559 3
Franklin Large Cap Growth Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              20.997 7938
                      12/31/2001              20.997              18.356 6822
                      12/31/2002              18.356              13.936 5537
                      12/31/2003              13.936              17.455 4892
                      12/31/2004              17.455              18.611 4162
                      12/31/2005              18.611              18.576 3193
                      12/31/2006              18.576              20.347 2432
                      12/31/2007              20.347              21.353 1852
                      12/31/2008              21.353              13.802 1486
                      12/31/2009              13.802              17.683 1279
VMIV 2  1.79%
                      12/31/2000              N/A              20.705 0
                      12/31/2001              20.705              18.046 0
                      12/31/2002              18.046              13.659 27
                      12/31/2003              13.659              17.058 41
                      12/31/2004              17.058              18.133 47
                      12/31/2005              18.133              18.045 41
                      12/31/2006              18.045              19.706 38
                      12/31/2007              19.706              20.618 36
                      12/31/2008              20.618              13.287 27
                      12/31/2009              13.287              16.972 16
VMIV 3  1.59%
                      12/31/2001              N/A              18.252 0
                      12/31/2002              18.252              13.843 0
                      12/31/2003              13.843              17.322 0
                      12/31/2004              17.322              18.450 1
                      12/31/2005              18.450              18.397 1
                      12/31/2006              18.397              20.131 0
                      12/31/2007              20.131              21.105 0
                      12/31/2008              21.105              13.628 0
                      12/31/2009              13.628              17.443 0
VMIV 4  1.89%
                      12/31/2001              N/A              17.944 0
                      12/31/2002              17.944              13.569 2
                      12/31/2003              13.569              16.928 3
                      12/31/2004              16.928              17.976 3
                      12/31/2005              17.976              17.871 2
                      12/31/2006              17.871              19.497 2
                      12/31/2007              19.497              20.378 2
                      12/31/2008              20.378              13.120 2
                      12/31/2009              13.120              16.742 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              16.721 1
                      12/31/2004              16.721              17.728 7
                      12/31/2005              17.728              17.596 7
                      12/31/2006              17.596              19.167 4
                      12/31/2007              19.167              20.001 3
                      12/31/2008              20.001              12.856 3
                      12/31/2009              12.856              16.379 2
VMIV 7  2.05%
                      12/31/2003              N/A              16.721 0
                      12/31/2004              16.721              17.728 0
                      12/31/2005              17.728              17.596 0
                      12/31/2006              17.596              19.167 0
                      12/31/2007              19.167              20.001 0
                      12/31/2008              20.001              12.856 0
                      12/31/2009              12.856              16.379 0
VMIV 8  1.90%
                      12/31/2003              N/A              16.915 1
                      12/31/2004              16.915              17.961 2
                      12/31/2005              17.961              17.854 3
                      12/31/2006              17.854              19.476 4
                      12/31/2007              19.476              20.355 4
                      12/31/2008              20.355              13.103 4
                      12/31/2009              13.103              16.719 3
VMIV 9  2.15%
                      12/31/2003              N/A              16.593 3
                      12/31/2004              16.593              17.575 4
                      12/31/2005              17.575              17.427 4
                      12/31/2006              17.427              18.963 4
                      12/31/2007              18.963              19.769 4
                      12/31/2008              19.769              12.694 3
                      12/31/2009              12.694              16.157 3
Franklin Rising Dividends Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              22.317 3128
                      12/31/2001              22.317              25.041 3084
                      12/31/2002              25.041              24.345 2853
                      12/31/2003              24.345              29.952 2593
                      12/31/2004              29.952              32.828 2321
                      12/31/2005              32.828              33.534 1811
                      12/31/2006              33.534              38.798 1391
                      12/31/2007              38.798              37.298 1102
                      12/31/2008              37.298              26.845 873
                      12/31/2009              26.845              31.123 710
VMIV 2  1.79%
                      12/31/2000              N/A              21.732 0
                      12/31/2001              21.732              24.312 0
                      12/31/2002              24.312              23.566 40
                      12/31/2003              23.566              28.906 96
                      12/31/2004              28.906              31.586 97
                      12/31/2005              31.586              32.170 83
                      12/31/2006              32.170              37.108 78
                      12/31/2007              37.108              35.566 68
                      12/31/2008              35.566              25.522 59
                      12/31/2009              25.522              29.499 43

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

29

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2001              N/A              24.796 0
                      12/31/2002              24.796              24.083 0
                      12/31/2003              24.083              29.601 1
                      12/31/2004              29.601              32.410 1
                      12/31/2005              32.410              33.074 1
                      12/31/2006              33.074              38.228 1
                      12/31/2007              38.228              36.713 0
                      12/31/2008              36.713              26.398 0
                      12/31/2009              26.398              30.573 0
VMIV 4  1.89%
                      12/31/2001              N/A              24.073 0
                      12/31/2002              24.073              23.311 8
                      12/31/2003              23.311              28.565 9
                      12/31/2004              28.565              31.182 10
                      12/31/2005              31.182              31.727 9
                      12/31/2006              31.727              36.560 8
                      12/31/2007              36.560              35.006 9
                      12/31/2008              35.006              25.095 7
                      12/31/2009              25.095              28.977 6
VMIV 6  2.05%
                      12/31/2003              N/A              28.023 1
                      12/31/2004              28.023              30.541 4
                      12/31/2005              30.541              31.025 5
                      12/31/2006              31.025              35.695 3
                      12/31/2007              35.695              34.122 2
                      12/31/2008              34.122              24.422 2
                      12/31/2009              24.422              28.155 1
VMIV 7  2.05%
                      12/31/2003              N/A              28.023 0
                      12/31/2004              28.023              30.541 0
                      12/31/2005              30.541              31.025 0
                      12/31/2006              31.025              35.695 0
                      12/31/2007              35.695              34.122 0
                      12/31/2008              34.122              24.422 0
                      12/31/2009              24.422              28.155 0
VMIV 8  1.90%
                      12/31/2003              N/A              28.529 1
                      12/31/2004              28.529              31.140 5
                      12/31/2005              31.140              31.680 5
                      12/31/2006              31.680              36.503 5
                      12/31/2007              36.503              34.948 5
                      12/31/2008              34.948              25.050 4
                      12/31/2009              25.050              28.923 4
VMIV 9  2.15%
                      12/31/2003              N/A              27.691 2
                      12/31/2004              27.691              30.149 7
                      12/31/2005              30.149              30.596 8
                      12/31/2006              30.596              35.166 8
                      12/31/2007              35.166              33.583 8
                      12/31/2008              33.583              24.012 7
                      12/31/2009              24.012              27.654 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
Franklin Small Cap Value Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              9.530 867
                      12/31/2001              9.530              10.722 1364
                      12/31/2002              10.722              9.608 1326
                      12/31/2003              9.608              12.539 1188
                      12/31/2004              12.539              15.329 1042
                      12/31/2005              15.329              16.460 733
                      12/31/2006              16.460              19.024 547
                      12/31/2007              19.024              18.340 386
                      12/31/2008              18.340              12.129 285
                      12/31/2009              12.129              15.481 227
VMIV 2  1.79%
                      12/31/2000              N/A              9.454 0
                      12/31/2001              9.454              10.605 0
                      12/31/2002              10.605              9.474 60
                      12/31/2003              9.474              12.328 130
                      12/31/2004              12.328              15.025 133
                      12/31/2005              15.025              16.086 127
                      12/31/2006              16.086              18.535 113
                      12/31/2007              18.535              17.816 95
                      12/31/2008              17.816              11.747 71
                      12/31/2009              11.747              14.948 52
VMIV 3  1.59%
                      12/31/2001              N/A              10.683 0
                      12/31/2002              10.683              9.563 0
                      12/31/2003              9.563              12.468 0
                      12/31/2004              12.468              15.227 0
                      12/31/2005              15.227              16.334 0
                      12/31/2006              16.334              18.859 0
                      12/31/2007              18.859              18.164 0
                      12/31/2008              18.164              12.001 0
                      12/31/2009              12.001              15.301 0
VMIV 4  1.89%
                      12/31/2001              N/A              10.566 0
                      12/31/2002              10.566              9.430 17
                      12/31/2003              9.430              12.258 16
                      12/31/2004              12.258              14.925 16
                      12/31/2005              14.925              15.963 15
                      12/31/2006              15.963              18.375 11
                      12/31/2007              18.375              17.644 9
                      12/31/2008              17.644              11.622 9
                      12/31/2009              11.622              14.774 7
VMIV 6  2.05%
                      12/31/2003              N/A              12.147 0
                      12/31/2004              12.147              14.767 2
                      12/31/2005              14.767              15.768 5
                      12/31/2006              15.768              18.122 5
                      12/31/2007              18.122              17.373 5
                      12/31/2008              17.373              11.425 5
                      12/31/2009              11.425              14.501 3

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2003              N/A              12.147 0
                      12/31/2004              12.147              14.767 0
                      12/31/2005              14.767              15.768 0
                      12/31/2006              15.768              18.122 0
                      12/31/2007              18.122              17.373 0
                      12/31/2008              17.373              11.425 0
                      12/31/2009              11.425              14.501 0
VMIV 8  1.90%
                      12/31/2003              N/A              12.251 1
                      12/31/2004              12.251              14.915 4
                      12/31/2005              14.915              15.951 4
                      12/31/2006              15.951              18.359 4
                      12/31/2007              18.359              17.627 5
                      12/31/2008              17.627              11.610 3
                      12/31/2009              11.610              14.757 4
VMIV 9  2.15%
                      12/31/2003              N/A              12.078 1
                      12/31/2004              12.078              14.668 4
                      12/31/2005              14.668              15.648 5
                      12/31/2006              15.648              17.966 4
                      12/31/2007              17.966              17.206 4
                      12/31/2008              17.206              11.304 3
                      12/31/2009              11.304              14.332 3
Franklin Small-Mid Cap Growth Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              23.767 5728
                      12/31/2001              23.767              19.898 5025
                      12/31/2002              19.898              14.013 4620
                      12/31/2003              14.013              18.998 4108
                      12/31/2004              18.998              20.907 3499
                      12/31/2005              20.907              21.646 2658
                      12/31/2006              21.646              23.236 2069
                      12/31/2007              23.236              25.525 1643
                      12/31/2008              25.525              14.499 1301
                      12/31/2009              14.499              20.562 1091
VMIV 2  1.79%
                      12/31/2000              N/A              23.401 0
                      12/31/2001              23.401              19.533 1
                      12/31/2002              19.533              13.714 19
                      12/31/2003              13.714              18.537 35
                      12/31/2004              18.537              20.339 35
                      12/31/2005              20.339              20.995 32
                      12/31/2006              20.995              22.470 30
                      12/31/2007              22.470              24.609 26
                      12/31/2008              24.609              13.937 20
                      12/31/2009              13.937              19.705 16
VMIV 3  1.59%
                      12/31/2001              N/A              19.775 0
                      12/31/2002              19.775              13.913 2
                      12/31/2003              13.913              18.843 2
                      12/31/2004              18.843              20.715 2
                      12/31/2005              20.715              21.427 2
                      12/31/2006              21.427              22.978 1
                      12/31/2007              22.978              25.216 1
                      12/31/2008              25.216              14.309 0
                      12/31/2009              14.309              20.272 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2001              N/A              19.412 0
                      12/31/2002              19.412              13.616 10
                      12/31/2003              13.616              18.386 10
                      12/31/2004              18.386              20.153 9
                      12/31/2005              20.153              20.782 8
                      12/31/2006              20.782              22.221 8
                      12/31/2007              22.221              24.311 8
                      12/31/2008              24.311              13.754 7
                      12/31/2009              13.754              19.428 6
VMIV 6  2.05%
                      12/31/2003              N/A              18.148 1
                      12/31/2004              18.148              19.859 1
                      12/31/2005              19.859              20.447 1
                      12/31/2006              20.447              21.827 0
                      12/31/2007              21.827              23.842 0
                      12/31/2008              23.842              13.467 0
                      12/31/2009              13.467              18.992 0
VMIV 7  2.05%
                      12/31/2003              N/A              18.148 0
                      12/31/2004              18.148              19.859 0
                      12/31/2005              19.859              20.447 0
                      12/31/2006              20.447              21.827 0
                      12/31/2007              21.827              23.842 0
                      12/31/2008              23.842              13.467 0
                      12/31/2009              13.467              18.992 0
VMIV 8  1.90%
                      12/31/2003              N/A              18.371 2
                      12/31/2004              18.371              20.134 2
                      12/31/2005              20.134              20.761 3
                      12/31/2006              20.761              22.196 3
                      12/31/2007              22.196              24.281 3
                      12/31/2008              24.281              13.736 3
                      12/31/2009              13.736              19.400 2
VMIV 9  2.15%
                      12/31/2003              N/A              18.000 2
                      12/31/2004              18.000              19.678 2
                      12/31/2005              19.678              20.240 1
                      12/31/2006              20.240              21.584 2
                      12/31/2007              21.584              23.553 2
                      12/31/2008              23.553              13.291 1
                      12/31/2009              13.291              18.725 1
Franklin Templeton VIP Founding Funds Allocation Fund
VMIV 1  1.49%
                      12/31/2007              N/A              9.242 15
                      12/31/2008              9.242              5.839 41
                      12/31/2009              5.839              7.493 40
VMIV 2  1.79%
                      12/31/2007              N/A              9.228 4
                      12/31/2008              9.228              5.813 10
                      12/31/2009              5.813              7.437 3
VMIV 3  1.59%
                      12/31/2007              N/A              9.237 0
                      12/31/2008              9.237              5.830 0
                      12/31/2009              5.830              7.474 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

31

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2007              N/A              9.224 0
                      12/31/2008              9.224              5.804 1
                      12/31/2009              5.804              7.418 1
VMIV 6  2.05%
                      12/31/2007              N/A              9.216 0
                      12/31/2008              9.216              5.790 0
                      12/31/2009              5.790              7.389 0
VMIV 7  2.05%
                      12/31/2007              N/A              9.216 0
                      12/31/2008              9.216              5.790 0
                      12/31/2009              5.790              7.389 0
VMIV 8  1.90%
                      12/31/2007              N/A              9.223 0
                      12/31/2008              9.223              5.803 1
                      12/31/2009              5.803              7.417 0
VMIV 9  2.15%
                      12/31/2007              N/A              9.212 0
                      12/31/2008              9.212              5.782 0
                      12/31/2009              5.782              7.370 0
Franklin U.S. Government Fund
VMIV 1  1.49%
                      12/31/2000              N/A              20.264 3294
                      12/31/2001              20.264              21.483 3480
                      12/31/2002              21.483              23.300 3527
                      12/31/2003              23.300              23.514 2839
                      12/31/2004              23.514              24.025 2260
                      12/31/2005              24.025              24.297 1720
                      12/31/2006              24.297              24.970 1401
                      12/31/2007              24.970              26.284 1171
                      12/31/2008              26.284              27.943 971
                      12/31/2009              27.943              28.449 859
VMIV 2  1.79%
                      12/31/2000              N/A              19.562 0
                      12/31/2001              19.562              20.676 1
                      12/31/2002              20.676              22.358 63
                      12/31/2003              22.358              22.496 118
                      12/31/2004              22.496              22.915 111
                      12/31/2005              22.915              23.106 102
                      12/31/2006              23.106              23.675 91
                      12/31/2007              23.675              24.845 85
                      12/31/2008              24.845              26.334 82
                      12/31/2009              26.334              26.731 79
VMIV 3  1.59%
                      12/31/2001              N/A              21.212 0
                      12/31/2002              21.212              22.982 1
                      12/31/2003              22.982              23.170 0
                      12/31/2004              23.170              23.650 0
                      12/31/2005              23.650              23.894 1
                      12/31/2006              23.894              24.532 1
                      12/31/2007              24.532              25.796 2
                      12/31/2008              25.796              27.397 2
                      12/31/2009              27.397              27.866 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2001              N/A              20.414 0
                      12/31/2002              20.414              22.052 19
                      12/31/2003              22.052              22.166 22
                      12/31/2004              22.166              22.557 21
                      12/31/2005              22.557              22.722 22
                      12/31/2006              22.722              23.258 20
                      12/31/2007              23.258              24.383 18
                      12/31/2008              24.383              25.818 22
                      12/31/2009              25.818              26.181 14
VMIV 6  2.05%
                      12/31/2003              N/A              21.648 6
                      12/31/2004              21.648              21.994 1
                      12/31/2005              21.994              22.120 2
                      12/31/2006              22.120              22.606 2
                      12/31/2007              22.606              23.661 2
                      12/31/2008              23.661              25.014 1
                      12/31/2009              25.014              25.325 1
VMIV 7  2.05%
                      12/31/2003              N/A              21.648 0
                      12/31/2004              21.648              21.994 0
                      12/31/2005              21.994              22.120 0
                      12/31/2006              22.120              22.606 0
                      12/31/2007              22.606              23.661 0
                      12/31/2008              23.661              25.014 0
                      12/31/2009              25.014              25.325 0
VMIV 8  1.90%
                      12/31/2003              N/A              22.133 1
                      12/31/2004              22.133              22.521 4
                      12/31/2005              22.521              22.684 4
                      12/31/2006              22.684              23.217 5
                      12/31/2007              23.217              24.337 3
                      12/31/2008              24.337              25.767 4
                      12/31/2009              25.767              26.127 3
VMIV 9  2.15%
                      12/31/2003              N/A              21.330 2
                      12/31/2004              21.330              21.650 4
                      12/31/2005              21.650              21.752 5
                      12/31/2006              21.752              22.208 4
                      12/31/2007              22.208              23.221 4
                      12/31/2008              23.221              24.524 4
                      12/31/2009              24.524              24.804 3
Franklin Zero Coupon Fund 2010
VMIV 1  1.49%
                      12/31/2000              N/A              27.989 575
                      12/31/2001              27.989              29.123 462
                      12/31/2002              29.123              34.460 488
                      12/31/2003              34.460              35.170 416
                      12/31/2004              35.170              36.283 319
                      12/31/2005              36.283              36.297 263
                      12/31/2006              36.297              36.732 225
                      12/31/2007              36.732              39.305 191
                      12/31/2008              39.305              41.625 153
                      12/31/2009              41.625              41.192 124

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

32

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2000              N/A              27.019 0
                      12/31/2001              27.019              28.030 0
                      12/31/2002              28.030              33.067 3
                      12/31/2003              33.067              33.647 20
                      12/31/2004              33.647              34.608 19
                      12/31/2005              34.608              34.517 18
                      12/31/2006              34.517              34.826 15
                      12/31/2007              34.826              37.154 16
                      12/31/2008              37.154              39.229 15
                      12/31/2009              39.229              38.704 13
VMIV 3  1.59%
                      12/31/2001              N/A              28.756 0
                      12/31/2002              28.756              33.991 5
                      12/31/2003              33.991              34.656 5
                      12/31/2004              34.656              35.717 4
                      12/31/2005              35.717              35.695 2
                      12/31/2006              35.695              36.087 2
                      12/31/2007              36.087              38.576 1
                      12/31/2008              38.576              40.813 1
                      12/31/2009              40.813              40.347 1
VMIV 4  1.89%
                      12/31/2001              N/A              27.674 3
                      12/31/2002              27.674              32.615 4
                      12/31/2003              32.615              33.154 6
                      12/31/2004              33.154              34.066 5
                      12/31/2005              34.066              33.943 6
                      12/31/2006              33.943              34.213 6
                      12/31/2007              34.213              36.463 6
                      12/31/2008              36.463              38.461 8
                      12/31/2009              38.461              37.908 2
VMIV 6  2.05%
                      12/31/2003              N/A              32.379 0
                      12/31/2004              32.379              33.216 0
                      12/31/2005              33.216              33.044 0
                      12/31/2006              33.044              33.254 0
                      12/31/2007              33.254              35.384 0
                      12/31/2008              35.384              37.263 0
                      12/31/2009              37.263              36.669 0
VMIV 7  2.05%
                      12/31/2003              N/A              32.379 0
                      12/31/2004              32.379              33.216 0
                      12/31/2005              33.216              33.044 0
                      12/31/2006              33.044              33.254 0
                      12/31/2007              33.254              35.384 0
                      12/31/2008              35.384              37.263 0
                      12/31/2009              37.263              36.669 0
VMIV 8  1.90%
                      12/31/2003              N/A              33.105 0
                      12/31/2004              33.105              34.012 0
                      12/31/2005              34.012              33.886 1
                      12/31/2006              33.886              34.152 2
                      12/31/2007              34.152              36.395 2
                      12/31/2008              36.395              38.385 2
                      12/31/2009              38.385              37.830 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              31.904 1
                      12/31/2004              31.904              32.696 1
                      12/31/2005              32.696              32.494 1
                      12/31/2006              32.494              32.668 1
                      12/31/2007              32.668              34.725 1
                      12/31/2008              34.725              36.533 1
                      12/31/2009              36.533              35.914 1
Mutual Global Discovery Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              14.867 7118
                      12/31/2001              14.867              14.703 6442
                      12/31/2002              14.703              13.173 5488
                      12/31/2003              13.173              16.767 4778
                      12/31/2004              16.767              19.583 4065
                      12/31/2005              19.583              22.435 3306
                      12/31/2006              22.435              27.257 2750
                      12/31/2007              27.257              30.121 2321
                      12/31/2008              30.121              21.279 1853
                      12/31/2009              21.279              25.919 1581
VMIV 2  1.79%
                      12/31/2000              N/A              14.684 0
                      12/31/2001              14.684              14.478 0
                      12/31/2002              14.478              12.933 33
                      12/31/2003              12.933              16.412 80
                      12/31/2004              16.412              19.110 81
                      12/31/2005              19.110              21.828 97
                      12/31/2006              21.828              26.441 118
                      12/31/2007              26.441              29.130 132
                      12/31/2008              29.130              20.518 93
                      12/31/2009              20.518              24.917 82
VMIV 3  1.59%
                      12/31/2001              N/A              14.627 0
                      12/31/2002              14.627              13.092 1
                      12/31/2003              13.092              16.648 1
                      12/31/2004              16.648              19.424 0
                      12/31/2005              19.424              22.230 0
                      12/31/2006              22.230              26.982 0
                      12/31/2007              26.982              29.787 0
                      12/31/2008              29.787              21.022 0
                      12/31/2009              21.022              25.581 0
VMIV 4  1.89%
                      12/31/2001              N/A              14.404 0
                      12/31/2002              14.404              12.854 15
                      12/31/2003              12.854              16.295 15
                      12/31/2004              16.295              18.955 17
                      12/31/2005              18.955              21.629 16
                      12/31/2006              21.629              26.174 14
                      12/31/2007              26.174              28.808 16
                      12/31/2008              28.808              20.270 15
                      12/31/2009              20.270              24.592 15

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

33

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              16.110 3
                      12/31/2004              16.110              18.710 6
                      12/31/2005              18.710              21.315 6
                      12/31/2006              21.315              25.752 8
                      12/31/2007              25.752              28.298 11
                      12/31/2008              28.298              19.880 11
                      12/31/2009              19.880              24.079 9
VMIV 7  2.05%
                      12/31/2003              N/A              16.110 0
                      12/31/2004              16.110              18.710 0
                      12/31/2005              18.710              21.315 0
                      12/31/2006              21.315              25.752 0
                      12/31/2007              25.752              28.298 0
                      12/31/2008              28.298              19.880 0
                      12/31/2009              19.880              24.079 0
VMIV 8  1.90%
                      12/31/2003              N/A              16.283 1
                      12/31/2004              16.283              18.940 2
                      12/31/2005              18.940              21.609 5
                      12/31/2006              21.609              26.147 6
                      12/31/2007              26.147              28.775 14
                      12/31/2008              28.775              20.245 5
                      12/31/2009              20.245              24.559 5
VMIV 9  2.15%
                      12/31/2003              N/A              15.995 2
                      12/31/2004              15.995              18.558 4
                      12/31/2005              18.558              21.120 4
                      12/31/2006              21.120              25.492 4
                      12/31/2007              25.492              27.984 7
                      12/31/2008              27.984              19.639 6
                      12/31/2009              19.639              23.764 7
Mutual Shares Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              14.776 15886
                      12/31/2001              14.776              15.620 14838
                      12/31/2002              15.620              13.609 12905
                      12/31/2003              13.609              16.825 11299
                      12/31/2004              16.825              18.710 9645
                      12/31/2005              18.710              20.430 7646
                      12/31/2006              20.430              23.885 6225
                      12/31/2007              23.885              24.406 5002
                      12/31/2008              24.406              15.164 3930
                      12/31/2009              15.164              18.875 3277
VMIV 2  1.79%
                      12/31/2000              N/A              14.593 0
                      12/31/2001              14.593              15.380 4
                      12/31/2002              15.380              13.361 104
                      12/31/2003              13.361              16.468 210
                      12/31/2004              16.468              18.259 184
                      12/31/2005              18.259              19.877 184
                      12/31/2006              19.877              23.170 189
                      12/31/2007              23.170              23.603 185
                      12/31/2008              23.603              14.621 157
                      12/31/2009              14.621              18.146 119

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2001              N/A              15.539 0
                      12/31/2002              15.539              13.526 1
                      12/31/2003              13.526              16.705 1
                      12/31/2004              16.705              18.558 1
                      12/31/2005              18.558              20.244 0
                      12/31/2006              20.244              23.644 0
                      12/31/2007              23.644              24.135 0
                      12/31/2008              24.135              14.980 0
                      12/31/2009              14.980              18.629 0
VMIV 4  1.89%
                      12/31/2001              N/A              15.302 0
                      12/31/2002              15.302              13.279 6
                      12/31/2003              13.279              16.351 8
                      12/31/2004              16.351              18.111 8
                      12/31/2005              18.111              19.697 8
                      12/31/2006              19.697              22.936 7
                      12/31/2007              22.936              23.342 14
                      12/31/2008              23.342              14.444 13
                      12/31/2009              14.444              17.909 9
VMIV 6  2.05%
                      12/31/2003              N/A              16.165 2
                      12/31/2004              16.165              17.876 11
                      12/31/2005              17.876              19.410 15
                      12/31/2006              19.410              22.567 21
                      12/31/2007              22.567              22.929 20
                      12/31/2008              22.929              14.166 18
                      12/31/2009              14.166              17.535 17
VMIV 7  2.05%
                      12/31/2003              N/A              16.165 0
                      12/31/2004              16.165              17.876 0
                      12/31/2005              17.876              19.410 0
                      12/31/2006              19.410              22.567 0
                      12/31/2007              22.567              22.929 0
                      12/31/2008              22.929              14.166 0
                      12/31/2009              14.166              17.535 0
VMIV 8  1.90%
                      12/31/2003              N/A              16.339 3
                      12/31/2004              16.339              18.096 3
                      12/31/2005              18.096              19.678 4
                      12/31/2006              19.678              22.913 5
                      12/31/2007              22.913              23.316 5
                      12/31/2008              23.316              14.427 5
                      12/31/2009              14.427              17.885 4
VMIV 9  2.15%
                      12/31/2003              N/A              16.050 4
                      12/31/2004              16.050              17.731 6
                      12/31/2005              17.731              19.233 5
                      12/31/2006              19.233              22.339 5
                      12/31/2007              22.339              22.675 5
                      12/31/2008              22.675              13.995 5
                      12/31/2009              13.995              17.306 4

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

34

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
Oppenheimer Global Securities Fund/VA
VMIV 1  1.49%
                      12/31/2002              N/A              6.894 51
                      12/31/2003              6.894              9.713 286
                      12/31/2004              9.713              11.403 180
                      12/31/2005              11.403              12.842 324
                      12/31/2006              12.842              14.892 95
                      12/31/2007              14.892              15.597 175
                      12/31/2008              15.597              9.191 103
                      12/31/2009              9.191              12.656 52
VMIV 2  1.79%
                      12/31/2002              N/A              6.834 35
                      12/31/2003              6.834              9.600 68
                      12/31/2004              9.600              11.236 58
                      12/31/2005              11.236              12.616 147
                      12/31/2006              12.616              14.586 51
                      12/31/2007              14.586              15.231 101
                      12/31/2008              15.231              8.948 35
                      12/31/2009              8.948              12.285 33
VMIV 3  1.59%
                      12/31/2002              N/A              6.874 0
                      12/31/2003              6.874              9.676 0
                      12/31/2004              9.676              11.347 0
                      12/31/2005              11.347              12.767 0
                      12/31/2006              12.767              14.789 0
                      12/31/2007              14.789              15.474 0
                      12/31/2008              15.474              9.109 0
                      12/31/2009              9.109              12.531 0
VMIV 4  1.89%
                      12/31/2002              N/A              6.814 7
                      12/31/2003              6.814              9.562 1
                      12/31/2004              9.562              11.181 1
                      12/31/2005              11.181              12.542 1
                      12/31/2006              12.542              14.485 1
                      12/31/2007              14.485              15.111 1
                      12/31/2008              15.111              8.868 1
                      12/31/2009              8.868              12.163 1
VMIV 6  2.05%
                      12/31/2003              N/A              9.503 5
                      12/31/2004              9.503              11.093 1
                      12/31/2005              11.093              12.424 1
                      12/31/2006              12.424              14.326 1
                      12/31/2007              14.326              14.920 1
                      12/31/2008              14.920              8.743 1
                      12/31/2009              8.743              11.972 1
VMIV 7  2.05%
                      12/31/2003              N/A              9.503 0
                      12/31/2004              9.503              11.093 0
                      12/31/2005              11.093              12.424 0
                      12/31/2006              12.424              14.326 0
                      12/31/2007              14.326              14.920 0
                      12/31/2008              14.920              8.743 0
                      12/31/2009              8.743              11.972 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 8  1.90%
                      12/31/2003              N/A              9.559 2
                      12/31/2004              9.559              11.175 5
                      12/31/2005              11.175              12.535 5
                      12/31/2006              12.535              14.475 5
                      12/31/2007              14.475              15.099 4
                      12/31/2008              15.099              8.860 4
                      12/31/2009              8.860              12.151 3
VMIV 9  2.15%
                      12/31/2003              N/A              9.466 6
                      12/31/2004              9.466              11.039 9
                      12/31/2005              11.039              12.350 9
                      12/31/2006              12.350              14.227 8
                      12/31/2007              14.227              14.803 8
                      12/31/2008              14.803              8.665 5
                      12/31/2009              8.665              11.854 4
Oppenheimer High Income Fund/VA
VMIV 1  1.49%
                      12/31/2002              N/A              9.199 232
                      12/31/2003              9.199              11.234 1321
                      12/31/2004              11.234              12.059 263
                      12/31/2005              12.059              12.156 33
                      12/31/2006              12.156              13.106 197
                      12/31/2007              13.106              12.898 26
                      12/31/2008              12.898              2.710 23
                      12/31/2009              2.710              3.346 23
VMIV 2  1.79%
                      12/31/2002              N/A              9.118 2
                      12/31/2003              9.118              11.102 428
                      12/31/2004              11.102              11.883 58
                      12/31/2005              11.883              11.943 10
                      12/31/2006              11.943              12.837 96
                      12/31/2007              12.837              12.595 8
                      12/31/2008              12.595              2.639 6
                      12/31/2009              2.639              3.248 6
VMIV 3  1.59%
                      12/31/2002              N/A              9.172 0
                      12/31/2003              9.172              11.190 0
                      12/31/2004              11.190              12.000 0
                      12/31/2005              12.000              12.085 0
                      12/31/2006              12.085              13.015 1
                      12/31/2007              13.015              12.796 1
                      12/31/2008              12.796              2.686 0
                      12/31/2009              2.686              3.313 0
VMIV 4  1.89%
                      12/31/2002              N/A              9.092 0
                      12/31/2003              9.092              11.059 2
                      12/31/2004              11.059              11.824 2
                      12/31/2005              11.824              11.872 2
                      12/31/2006              11.872              12.748 2
                      12/31/2007              12.748              12.495 2
                      12/31/2008              12.495              2.615 2
                      12/31/2009              2.615              3.216 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

35

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              10.990 0
                      12/31/2004              10.990              11.732 3
                      12/31/2005              11.732              11.760 3
                      12/31/2006              11.760              12.608 3
                      12/31/2007              12.608              12.338 3
                      12/31/2008              12.338              2.578 3
                      12/31/2009              2.578              3.165 3
VMIV 7  2.05%
                      12/31/2003              N/A              10.990 0
                      12/31/2004              10.990              11.732 0
                      12/31/2005              11.732              11.760 0
                      12/31/2006              11.760              12.608 0
                      12/31/2007              12.608              12.338 0
                      12/31/2008              12.338              2.578 0
                      12/31/2009              2.578              3.165 0
VMIV 8  1.90%
                      12/31/2003              N/A              11.055 1
                      12/31/2004              11.055              11.819 2
                      12/31/2005              11.819              11.865 2
                      12/31/2006              11.865              12.739 2
                      12/31/2007              12.739              12.486 1
                      12/31/2008              12.486              2.613 3
                      12/31/2009              2.613              3.213 3
VMIV 9  2.15%
                      12/31/2003              N/A              10.947 0
                      12/31/2004              10.947              11.674 1
                      12/31/2005              11.674              11.691 1
                      12/31/2006              11.691              12.521 1
                      12/31/2007              12.521              12.241 1
                      12/31/2008              12.241              2.555 1
                      12/31/2009              2.555              3.134 1
Oppenheimer Main Street Fund/VA
VMIV 1  1.49%
                      12/31/2002              N/A              6.664 87
                      12/31/2003              6.664              8.320 172
                      12/31/2004              8.320              8.972 164
                      12/31/2005              8.972              9.368 130
                      12/31/2006              9.368              10.616 94
                      12/31/2007              10.616              10.921 78
                      12/31/2008              10.921              6.620 51
                      12/31/2009              6.620              8.367 46
VMIV 2  1.79%
                      12/31/2002              N/A              6.606 25
                      12/31/2003              6.606              8.223 83
                      12/31/2004              8.223              8.840 87
                      12/31/2005              8.840              9.203 73
                      12/31/2006              9.203              10.398 68
                      12/31/2007              10.398              10.665 61
                      12/31/2008              10.665              6.445 51
                      12/31/2009              6.445              8.122 45

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2002              N/A              6.645 0
                      12/31/2003              6.645              8.287 0
                      12/31/2004              8.287              8.928 0
                      12/31/2005              8.928              9.312 0
                      12/31/2006              9.312              10.543 1
                      12/31/2007              10.543              10.835 1
                      12/31/2008              10.835              6.561 1
                      12/31/2009              6.561              8.284 1
VMIV 4  1.89%
                      12/31/2002              N/A              6.587 1
                      12/31/2003              6.587              8.190 4
                      12/31/2004              8.190              8.797 4
                      12/31/2005              8.797              9.149 2
                      12/31/2006              9.149              10.327 2
                      12/31/2007              10.327              10.580 2
                      12/31/2008              10.580              6.388 2
                      12/31/2009              6.388              8.041 1
VMIV 6  2.05%
                      12/31/2003              N/A              8.139 9
                      12/31/2004              8.139              8.728 6
                      12/31/2005              8.728              9.062 6
                      12/31/2006              9.062              10.213 6
                      12/31/2007              10.213              10.447 6
                      12/31/2008              10.447              6.297 4
                      12/31/2009              6.297              7.915 4
VMIV 7  2.05%
                      12/31/2003              N/A              8.139 0
                      12/31/2004              8.139              8.728 0
                      12/31/2005              8.728              9.062 0
                      12/31/2006              9.062              10.213 0
                      12/31/2007              10.213              10.447 0
                      12/31/2008              10.447              6.297 0
                      12/31/2009              6.297              7.915 0
VMIV 8  1.90%
                      12/31/2003              N/A              8.187 3
                      12/31/2004              8.187              8.793 8
                      12/31/2005              8.793              9.143 7
                      12/31/2006              9.143              10.319 7
                      12/31/2007              10.319              10.572 7
                      12/31/2008              10.572              6.382 5
                      12/31/2009              6.382              8.033 4
VMIV 9  2.15%
                      12/31/2003              N/A              8.107 5
                      12/31/2004              8.107              8.685 11
                      12/31/2005              8.685              9.009 7
                      12/31/2006              9.009              10.143 7
                      12/31/2007              10.143              10.365 6
                      12/31/2008              10.365              6.241 4
                      12/31/2009              6.241              7.837 2

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

36

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT All Asset Portfolio
VMIV 1  1.49%
                      12/31/2004              N/A              11.871 99
                      12/31/2005              11.871              12.424 215
                      12/31/2006              12.424              12.811 150
                      12/31/2007              12.811              13.672 122
                      12/31/2008              13.672              11.335 111
                      12/31/2009              11.335              13.577 112
VMIV 2  1.79%
                      12/31/2004              N/A              11.847 3
                      12/31/2005              11.847              12.362 7
                      12/31/2006              12.362              12.709 5
                      12/31/2007              12.709              13.522 2
                      12/31/2008              13.522              11.177 12
                      12/31/2009              11.177              13.347 7
VMIV 3  1.59%
                      12/31/2004              N/A              11.863 0
                      12/31/2005              11.863              12.403 0
                      12/31/2006              12.403              12.777 0
                      12/31/2007              12.777              13.622 0
                      12/31/2008              13.622              11.282 0
                      12/31/2009              11.282              13.500 0
VMIV 4  1.89%
                      12/31/2004              N/A              11.839 0
                      12/31/2005              11.839              12.341 0
                      12/31/2006              12.341              12.675 0
                      12/31/2007              12.675              13.472 0
                      12/31/2008              13.472              11.125 5
                      12/31/2009              11.125              13.272 5
VMIV 6  2.05%
                      12/31/2004              N/A              11.826 0
                      12/31/2005              11.826              12.309 0
                      12/31/2006              12.309              12.621 0
                      12/31/2007              12.621              13.393 0
                      12/31/2008              13.393              11.042 0
                      12/31/2009              11.042              13.152 0
VMIV 7  2.05%
                      12/31/2004              N/A              11.826 0
                      12/31/2005              11.826              12.309 0
                      12/31/2006              12.309              12.621 0
                      12/31/2007              12.621              13.393 0
                      12/31/2008              13.393              11.042 0
                      12/31/2009              11.042              13.152 0
VMIV 8  1.90%
                      12/31/2004              N/A              11.838 1
                      12/31/2005              11.838              12.339 2
                      12/31/2006              12.339              12.672 2
                      12/31/2007              12.672              13.467 1
                      12/31/2008              13.467              11.120 1
                      12/31/2009              11.120              13.264 2
VMIV 9  2.15%
                      12/31/2004              N/A              11.818 3
                      12/31/2005              11.818              12.288 4
                      12/31/2006              12.288              12.588 4
                      12/31/2007              12.588              13.344 2
                      12/31/2008              13.344              10.991 2
                      12/31/2009              10.991              13.078 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT CommodityRealReturn Strategy Portfolio
VMIV 1  1.49%
                      12/31/2005              N/A              11.030 38
                      12/31/2006              11.030              10.530 73
                      12/31/2007              10.530              12.785 62
                      12/31/2008              12.785              7.080 97
                      12/31/2009              7.080              9.872 119
VMIV 2  1.79%
                      12/31/2005              N/A              11.008 6
                      12/31/2006              11.008              10.478 8
                      12/31/2007              10.478              12.683 4
                      12/31/2008              12.683              7.002 9
                      12/31/2009              7.002              9.734 19
VMIV 3  1.59%
                      12/31/2005              N/A              11.022 0
                      12/31/2006              11.022              10.513 0
                      12/31/2007              10.513              12.751 0
                      12/31/2008              12.751              7.054 1
                      12/31/2009              7.054              9.826 2
VMIV 4  1.89%
                      12/31/2005              N/A              11.000 1
                      12/31/2006              11.000              10.460 1
                      12/31/2007              10.460              12.649 1
                      12/31/2008              12.649              6.976 1
                      12/31/2009              6.976              9.689 1
VMIV 6  2.05%
                      12/31/2005              N/A              10.988 0
                      12/31/2006              10.988              10.433 0
                      12/31/2007              10.433              12.595 0
                      12/31/2008              12.595              6.935 0
                      12/31/2009              6.935              9.617 0
VMIV 7  2.05%
                      12/31/2005              N/A              10.988 0
                      12/31/2006              10.988              10.433 0
                      12/31/2007              10.433              12.595 0
                      12/31/2008              12.595              6.935 0
                      12/31/2009              6.935              9.617 0
VMIV 8  1.90%
                      12/31/2005              N/A              11.000 1
                      12/31/2006              11.000              10.459 0
                      12/31/2007              10.459              12.645 1
                      12/31/2008              12.645              6.974 2
                      12/31/2009              6.974              9.684 3
VMIV 9  2.15%
                      12/31/2005              N/A              10.981 0
                      12/31/2006              10.981              10.415 0
                      12/31/2007              10.415              12.561 1
                      12/31/2008              12.561              6.910 3
                      12/31/2009              6.910              9.572 4
PIMCO VIT Emerging Markets Bond Portfolio
VMIV 1  1.49%
                      12/31/2005              N/A              10.921 18
                      12/31/2006              10.921              11.758 27
                      12/31/2007              11.758              12.257 28
                      12/31/2008              12.257              10.313 30
                      12/31/2009              10.313              13.268 32

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

37

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2005              N/A              10.899 1
                      12/31/2006              10.899              11.699 8
                      12/31/2007              11.699              12.159 6
                      12/31/2008              12.159              10.200 5
                      12/31/2009              10.200              13.084 7
VMIV 3  1.59%
                      12/31/2005              N/A              10.914 0
                      12/31/2006              10.914              11.738 0
                      12/31/2007              11.738              12.225 0
                      12/31/2008              12.225              10.275 0
                      12/31/2009              10.275              13.207 0
VMIV 4  1.89%
                      12/31/2005              N/A              10.892 0
                      12/31/2006              10.892              11.680 0
                      12/31/2007              11.680              12.127 0
                      12/31/2008              12.127              10.163 0
                      12/31/2009              10.163              13.023 0
VMIV 6  2.05%
                      12/31/2005              N/A              10.880 0
                      12/31/2006              10.880              11.649 0
                      12/31/2007              11.649              12.075 0
                      12/31/2008              12.075              10.103 0
                      12/31/2009              10.103              12.925 0
VMIV 7  2.05%
                      12/31/2005              N/A              10.880 0
                      12/31/2006              10.880              11.649 0
                      12/31/2007              11.649              12.075 0
                      12/31/2008              12.075              10.103 0
                      12/31/2009              10.103              12.925 0
VMIV 8  1.90%
                      12/31/2005              N/A              10.891 0
                      12/31/2006              10.891              11.678 0
                      12/31/2007              11.678              12.124 0
                      12/31/2008              12.124              10.159 0
                      12/31/2009              10.159              13.016 0
VMIV 9  2.15%
                      12/31/2005              N/A              10.873 0
                      12/31/2006              10.873              11.629 1
                      12/31/2007              11.629              12.043 1
                      12/31/2008              12.043              10.066 1
                      12/31/2009              10.066              12.865 1
PIMCO VIT Global Bond Portfolio (Unhedged)
VMIV 1  1.49%
                      12/31/2005              N/A              9.343 57
                      12/31/2006              9.343              9.633 77
                      12/31/2007              9.633              10.415 147
                      12/31/2008              10.415              10.174 56
                      12/31/2009              10.174              11.714 51
VMIV 2  1.79%
                      12/31/2005              N/A              9.324 0
                      12/31/2006              9.324              9.585 2
                      12/31/2007              9.585              10.332 62
                      12/31/2008              10.332              10.062 5
                      12/31/2009              10.062              11.551 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2005              N/A              9.337 0
                      12/31/2006              9.337              9.617 0
                      12/31/2007              9.617              10.387 0
                      12/31/2008              10.387              10.137 0
                      12/31/2009              10.137              11.659 0
VMIV 4  1.89%
                      12/31/2005              N/A              9.318 0
                      12/31/2006              9.318              9.569 0
                      12/31/2007              9.569              10.304 2
                      12/31/2008              10.304              10.025 2
                      12/31/2009              10.025              11.497 0
VMIV 6  2.05%
                      12/31/2005              N/A              9.308 0
                      12/31/2006              9.308              9.544 0
                      12/31/2007              9.544              10.260 0
                      12/31/2008              10.260              9.967 0
                      12/31/2009              9.967              11.411 0
VMIV 7  2.05%
                      12/31/2005              N/A              9.308 0
                      12/31/2006              9.308              9.544 0
                      12/31/2007              9.544              10.260 0
                      12/31/2008              10.260              9.967 0
                      12/31/2009              9.967              11.411 0
VMIV 8  1.90%
                      12/31/2005              N/A              9.318 0
                      12/31/2006              9.318              9.568 0
                      12/31/2007              9.568              10.302 0
                      12/31/2008              10.302              10.022 0
                      12/31/2009              10.022              11.492 0
VMIV 9  2.15%
                      12/31/2005              N/A              9.302 0
                      12/31/2006              9.302              9.528 0
                      12/31/2007              9.528              10.233 0
                      12/31/2008              10.233              9.930 0
                      12/31/2009              9.930              11.358 0
PIMCO VIT High Yield Portfolio
VMIV 1  1.49%
                      12/31/2001              N/A              9.923 103
                      12/31/2002              9.923              9.658 766
                      12/31/2003              9.658              11.695 475
                      12/31/2004              11.695              12.624 849
                      12/31/2005              12.624              12.951 404
                      12/31/2006              12.951              13.921 236
                      12/31/2007              13.921              14.196 190
                      12/31/2008              14.196              10.693 168
                      12/31/2009              10.693              14.795 207
VMIV 2  1.79%
                      12/31/2001              N/A              9.867 0
                      12/31/2002              9.867              9.574 17
                      12/31/2003              9.574              11.559 72
                      12/31/2004              11.559              12.439 478
                      12/31/2005              12.439              12.723 282
                      12/31/2006              12.723              13.635 48
                      12/31/2007              13.635              13.862 66
                      12/31/2008              13.862              10.411 57
                      12/31/2009              10.411              14.361 159

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

38

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 3  1.59%
                      12/31/2001              N/A              9.904 0
                      12/31/2002              9.904              9.630 0
                      12/31/2003              9.630              11.649 0
                      12/31/2004              11.649              12.562 0
                      12/31/2005              12.562              12.874 0
                      12/31/2006              12.874              13.825 0
                      12/31/2007              13.825              14.084 0
                      12/31/2008              14.084              10.598 0
                      12/31/2009              10.598              14.648 0
VMIV 4  1.89%
                      12/31/2001              N/A              9.848 0
                      12/31/2002              9.848              9.546 15
                      12/31/2003              9.546              11.513 15
                      12/31/2004              11.513              12.378 19
                      12/31/2005              12.378              12.648 18
                      12/31/2006              12.648              13.541 9
                      12/31/2007              13.541              13.753 7
                      12/31/2008              13.753              10.318 6
                      12/31/2009              10.318              14.219 1
VMIV 6  2.05%
                      12/31/2003              N/A              11.027 0
                      12/31/2004              11.027              11.835 2
                      12/31/2005              11.835              12.074 2
                      12/31/2006              12.074              12.907 2
                      12/31/2007              12.907              13.088 2
                      12/31/2008              13.088              9.803 2
                      12/31/2009              9.803              13.487 5
VMIV 7  2.05%
                      12/31/2003              N/A              11.027 0
                      12/31/2004              11.027              11.835 0
                      12/31/2005              11.835              12.074 0
                      12/31/2006              12.074              12.907 0
                      12/31/2007              12.907              13.088 1
                      12/31/2008              13.088              9.803 0
                      12/31/2009              9.803              13.487 0
VMIV 8  1.90%
                      12/31/2003              N/A              11.092 1
                      12/31/2004              11.092              11.923 52
                      12/31/2005              11.923              12.182 47
                      12/31/2006              12.182              13.042 2
                      12/31/2007              13.042              13.244 11
                      12/31/2008              13.244              9.935 2
                      12/31/2009              9.935              13.690 49
VMIV 9  2.15%
                      12/31/2003              N/A              10.984 2
                      12/31/2004              10.984              11.777 4
                      12/31/2005              11.777              12.003 4
                      12/31/2006              12.003              12.818 4
                      12/31/2007              12.818              12.984 4
                      12/31/2008              12.984              9.716 3
                      12/31/2009              9.716              13.354 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT Real Return Portfolio
VMIV 1  1.49%
                      12/31/2003              N/A              10.510 52
                      12/31/2004              10.510              11.277 283
                      12/31/2005              11.277              11.344 308
                      12/31/2006              11.344              11.257 210
                      12/31/2007              11.257              12.272 161
                      12/31/2008              12.272              11.238 247
                      12/31/2009              11.238              13.108 231
VMIV 2  1.79%
                      12/31/2003              N/A              10.489 53
                      12/31/2004              10.489              11.221 68
                      12/31/2005              11.221              11.254 73
                      12/31/2006              11.254              11.134 64
                      12/31/2007              11.134              12.101 48
                      12/31/2008              12.101              11.048 67
                      12/31/2009              11.048              12.848 47
VMIV 3  1.59%
                      12/31/2003              N/A              10.503 0
                      12/31/2004              10.503              11.259 0
                      12/31/2005              11.259              11.314 0
                      12/31/2006              11.314              11.216 0
                      12/31/2007              11.216              12.215 0
                      12/31/2008              12.215              11.174 0
                      12/31/2009              11.174              13.021 0
VMIV 4  1.89%
                      12/31/2003              N/A              10.482 0
                      12/31/2004              10.482              11.202 0
                      12/31/2005              11.202              11.224 0
                      12/31/2006              11.224              11.093 0
                      12/31/2007              11.093              12.045 0
                      12/31/2008              12.045              10.985 1
                      12/31/2009              10.985              12.762 8
VMIV 6  2.05%
                      12/31/2003              N/A              10.470 1
                      12/31/2004              10.470              11.172 2
                      12/31/2005              11.172              11.176 2
                      12/31/2006              11.176              11.028 2
                      12/31/2007              11.028              11.955 2
                      12/31/2008              11.955              10.886 1
                      12/31/2009              10.886              12.627 1
VMIV 7  2.05%
                      12/31/2003              N/A              10.470 0
                      12/31/2004              10.470              11.172 0
                      12/31/2005              11.172              11.176 0
                      12/31/2006              11.176              11.028 0
                      12/31/2007              11.028              11.955 0
                      12/31/2008              11.955              10.886 0
                      12/31/2009              10.886              12.627 0
VMIV 8  1.90%
                      12/31/2003              N/A              10.481 1
                      12/31/2004              10.481              11.200 3
                      12/31/2005              11.200              11.221 4
                      12/31/2006              11.221              11.089 3
                      12/31/2007              11.089              12.039 3
                      12/31/2008              12.039              10.979 3
                      12/31/2009              10.979              12.754 3

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

39

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              10.463 2
                      12/31/2004              10.463              11.153 3
                      12/31/2005              11.153              11.146 5
                      12/31/2006              11.146              10.987 3
                      12/31/2007              10.987              11.900 2
                      12/31/2008              11.900              10.824 4
                      12/31/2009              10.824              12.543 5
PIMCO VIT Total Return Portfolio
VMIV 1  1.49%
                      12/31/2001              N/A              11.699 159
                      12/31/2002              11.699              12.572 968
                      12/31/2003              12.572              13.011 1119
                      12/31/2004              13.011              13.446 965
                      12/31/2005              13.446              13.572 925
                      12/31/2006              13.572              13.887 844
                      12/31/2007              13.887              14.879 723
                      12/31/2008              14.879              15.362 605
                      12/31/2009              15.362              17.265 679
VMIV 2  1.79%
                      12/31/2001              N/A              11.632 0
                      12/31/2002              11.632              12.463 123
                      12/31/2003              12.463              12.859 217
                      12/31/2004              12.859              13.248 208
                      12/31/2005              13.248              13.333 208
                      12/31/2006              13.333              13.602 214
                      12/31/2007              13.602              14.530 188
                      12/31/2008              14.530              14.956 180
                      12/31/2009              14.956              16.758 175
VMIV 3  1.59%
                      12/31/2001              N/A              11.677 0
                      12/31/2002              11.677              12.536 1
                      12/31/2003              12.536              12.961 1
                      12/31/2004              12.961              13.380 1
                      12/31/2005              13.380              13.492 1
                      12/31/2006              13.492              13.791 1
                      12/31/2007              13.791              14.762 1
                      12/31/2008              14.762              15.226 2
                      12/31/2009              15.226              17.094 1
VMIV 4  1.89%
                      12/31/2001              N/A              11.610 0
                      12/31/2002              11.610              12.427 27
                      12/31/2003              12.427              12.809 31
                      12/31/2004              12.809              13.183 32
                      12/31/2005              13.183              13.255 32
                      12/31/2006              13.255              13.508 31
                      12/31/2007              13.508              14.415 33
                      12/31/2008              14.415              14.824 31
                      12/31/2009              14.824              16.593 23
VMIV 6  2.05%
                      12/31/2003              N/A              12.395 4
                      12/31/2004              12.395              12.737 2
                      12/31/2005              12.737              12.785 3
                      12/31/2006              12.785              13.009 3
                      12/31/2007              13.009              13.860 3
                      12/31/2008              13.860              14.230 3
                      12/31/2009              14.230              15.903 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 7  2.05%
                      12/31/2003              N/A              12.395 0
                      12/31/2004              12.395              12.737 0
                      12/31/2005              12.737              12.785 0
                      12/31/2006              12.785              13.009 0
                      12/31/2007              13.009              13.860 0
                      12/31/2008              13.860              14.230 0
                      12/31/2009              14.230              15.903 0
VMIV 8  1.90%
                      12/31/2003              N/A              12.468 5
                      12/31/2004              12.468              12.831 7
                      12/31/2005              12.831              12.899 8
                      12/31/2006              12.899              13.145 8
                      12/31/2007              13.145              14.026 6
                      12/31/2008              14.026              14.422 2
                      12/31/2009              14.422              16.142 4
VMIV 9  2.15%
                      12/31/2003              N/A              12.347 3
                      12/31/2004              12.347              12.674 5
                      12/31/2005              12.674              12.710 6
                      12/31/2006              12.710              12.919 6
                      12/31/2007              12.919              13.751 6
                      12/31/2008              13.751              14.104 8
                      12/31/2009              14.104              15.746 9
Seligman Smaller-Cap Value Portfolio
VMIV 1  1.49%
                      12/31/2002              N/A              13.861 59
                      12/31/2003              13.861              20.475 108
                      12/31/2004              20.475              24.196 77
                      12/31/2005              24.196              22.891 55
                      12/31/2006              22.891              27.345 37
                      12/31/2007              27.345              28.055 24
                      12/31/2008              28.055              16.712 20
                      12/31/2009              16.712              22.304 16
VMIV 2  1.79%
                      12/31/2002              N/A              13.740 26
                      12/31/2003              13.740              20.236 47
                      12/31/2004              20.236              23.842 43
                      12/31/2005              23.842              22.488 35
                      12/31/2006              22.488              26.784 26
                      12/31/2007              26.784              27.396 21
                      12/31/2008              27.396              16.271 19
                      12/31/2009              16.271              21.650 13
VMIV 3  1.59%
                      12/31/2002              N/A              13.820 0
                      12/31/2003              13.820              20.395 0
                      12/31/2004              20.395              24.078 0
                      12/31/2005              24.078              22.756 0
                      12/31/2006              22.756              27.157 0
                      12/31/2007              27.157              27.834 0
                      12/31/2008              27.834              16.564 0
                      12/31/2009              16.564              22.084 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

40

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2002              N/A              13.700 1
                      12/31/2003              13.700              20.157 4
                      12/31/2004              20.157              23.725 4
                      12/31/2005              23.725              22.356 3
                      12/31/2006              22.356              26.599 3
                      12/31/2007              26.599              27.180 3
                      12/31/2008              27.180              16.126 2
                      12/31/2009              16.126              21.436 2
VMIV 6  2.05%
                      12/31/2003              N/A              20.031 3
                      12/31/2004              20.031              23.539 0
                      12/31/2005              23.539              22.145 0
                      12/31/2006              22.145              26.307 0
                      12/31/2007              26.307              26.838 0
                      12/31/2008              26.838              15.898 0
                      12/31/2009              15.898              21.098 0
VMIV 7  2.05%
                      12/31/2003              N/A              20.031 0
                      12/31/2004              20.031              23.539 0
                      12/31/2005              23.539              22.145 0
                      12/31/2006              22.145              26.307 0
                      12/31/2007              26.307              26.838 0
                      12/31/2008              26.838              15.898 0
                      12/31/2009              15.898              21.098 0
VMIV 8  1.90%
                      12/31/2003              N/A              20.149 2
                      12/31/2004              20.149              23.713 3
                      12/31/2005              23.713              22.342 3
                      12/31/2006              22.342              26.581 3
                      12/31/2007              26.581              27.158 3
                      12/31/2008              27.158              16.112 2
                      12/31/2009              16.112              21.415 2
VMIV 9  2.15%
                      12/31/2003              N/A              19.953 1
                      12/31/2004              19.953              23.423 3
                      12/31/2005              23.423              22.014 2
                      12/31/2006              22.014              26.125 2
                      12/31/2007              26.125              26.626 2
                      12/31/2008              26.626              15.756 1
                      12/31/2009              15.756              20.890 1
SP International Growth Portfolio
VMIV 1  1.49%
                      12/31/2000              N/A              8.485 0
                      12/31/2001              8.485              5.356 23
                      12/31/2002              5.356              4.072 95
                      12/31/2003              4.072              5.582 125
                      12/31/2004              5.582              6.385 47
                      12/31/2005              6.385              7.285 22
                      12/31/2006              7.285              8.625 27
                      12/31/2007              8.625              10.122 31
                      12/31/2008              10.122              4.938 16
                      12/31/2009              4.938              6.637 14

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 2  1.79%
                      12/31/2000              N/A              8.484 0
                      12/31/2001              8.484              5.339 1
                      12/31/2002              5.339              4.047 6
                      12/31/2003              4.047              5.531 19
                      12/31/2004              5.531              6.308 10
                      12/31/2005              6.308              7.175 9
                      12/31/2006              7.175              8.470 8
                      12/31/2007              8.470              9.910 7
                      12/31/2008              9.910              4.820 7
                      12/31/2009              4.820              6.459 5
VMIV 3  1.59%
                      12/31/2001              N/A              5.350 0
                      12/31/2002              5.350              4.063 0
                      12/31/2003              4.063              5.565 0
                      12/31/2004              5.565              6.360 0
                      12/31/2005              6.360              7.248 0
                      12/31/2006              7.248              8.573 0
                      12/31/2007              8.573              10.051 0
                      12/31/2008              10.051              4.898 0
                      12/31/2009              4.898              6.577 0
VMIV 4  1.89%
                      12/31/2001              N/A              5.334 0
                      12/31/2002              5.334              4.039 1
                      12/31/2003              4.039              5.514 2
                      12/31/2004              5.514              6.283 1
                      12/31/2005              6.283              7.139 1
                      12/31/2006              7.139              8.419 0
                      12/31/2007              8.419              9.841 0
                      12/31/2008              9.841              4.781 0
                      12/31/2009              4.781              6.401 0
VMIV 6  2.05%
                      12/31/2003              N/A              5.487 2
                      12/31/2004              5.487              6.242 0
                      12/31/2005              6.242              7.082 0
                      12/31/2006              7.082              8.338 0
                      12/31/2007              8.338              9.730 0
                      12/31/2008              9.730              4.720 0
                      12/31/2009              4.720              6.309 0
VMIV 7  2.05%
                      12/31/2003              N/A              5.487 0
                      12/31/2004              5.487              6.242 0
                      12/31/2005              6.242              7.082 0
                      12/31/2006              7.082              8.338 0
                      12/31/2007              8.338              9.730 0
                      12/31/2008              9.730              4.720 0
                      12/31/2009              4.720              6.309 0
VMIV 8  1.90%
                      12/31/2003              N/A              5.512 0
                      12/31/2004              5.512              6.280 0
                      12/31/2005              6.280              7.136 0
                      12/31/2006              7.136              8.414 0
                      12/31/2007              8.414              9.834 0
                      12/31/2008              9.834              4.777 0
                      12/31/2009              4.777              6.395 0

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

41

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 9  2.15%
                      12/31/2003              N/A              5.470 2
                      12/31/2004              5.470              6.217 1
                      12/31/2005              6.217              7.046 1
                      12/31/2006              7.046              8.288 1
                      12/31/2007              8.288              9.662 1
                      12/31/2008              9.662              4.682 1
                      12/31/2009              4.682              6.252 1
Templeton Foreign Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              21.413 4027
                      12/31/2001              21.413              17.772 3729
                      12/31/2002              17.772              14.287 3556
                      12/31/2003              14.287              18.657 3195
                      12/31/2004              18.657              21.849 2838
                      12/31/2005              21.849              23.782 2334
                      12/31/2006              23.782              28.515 1904
                      12/31/2007              28.515              32.527 1552
                      12/31/2008              32.527              19.151 1093
                      12/31/2009              19.151              25.914 905
VMIV 2  1.79%
                      12/31/2000              N/A              20.852 0
                      12/31/2001              20.852              17.255 1
                      12/31/2002              17.255              13.829 27
                      12/31/2003              13.829              18.006 46
                      12/31/2004              18.006              21.023 42
                      12/31/2005              21.023              22.814 43
                      12/31/2006              22.814              27.273 45
                      12/31/2007              27.273              31.016 36
                      12/31/2008              31.016              18.207 31
                      12/31/2009              18.207              24.562 20
VMIV 3  1.59%
                      12/31/2001              N/A              17.599 0
                      12/31/2002              17.599              14.133 0
                      12/31/2003              14.133              18.438 0
                      12/31/2004              18.438              21.571 0
                      12/31/2005              21.571              23.456 0
                      12/31/2006              23.456              28.096 0
                      12/31/2007              28.096              32.016 1
                      12/31/2008              32.016              18.832 1
                      12/31/2009              18.832              25.456 1
VMIV 4  1.89%
                      12/31/2001              N/A              17.085 0
                      12/31/2002              17.085              13.680 0
                      12/31/2003              13.680              17.793 1
                      12/31/2004              17.793              20.754 1
                      12/31/2005              20.754              22.500 1
                      12/31/2006              22.500              26.871 2
                      12/31/2007              26.871              30.528 1
                      12/31/2008              30.528              17.902 1
                      12/31/2009              17.902              24.127 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2003              N/A              17.456 0
                      12/31/2004              17.456              20.328 0
                      12/31/2005              20.328              22.003 1
                      12/31/2006              22.003              26.235 6
                      12/31/2007              26.235              29.757 6
                      12/31/2008              29.757              17.423 5
                      12/31/2009              17.423              23.443 4
VMIV 7  2.05%
                      12/31/2003              N/A              17.456 0
                      12/31/2004              17.456              20.328 0
                      12/31/2005              20.328              22.003 0
                      12/31/2006              22.003              26.235 0
                      12/31/2007              26.235              29.757 0
                      12/31/2008              29.757              17.423 0
                      12/31/2009              17.423              23.443 0
VMIV 8  1.90%
                      12/31/2003              N/A              17.771 0
                      12/31/2004              17.771              20.726 1
                      12/31/2005              20.726              22.467 1
                      12/31/2006              22.467              26.829 1
                      12/31/2007              26.829              30.477 0
                      12/31/2008              30.477              17.871 0
                      12/31/2009              17.871              24.082 0
VMIV 9  2.15%
                      12/31/2003              N/A              17.248 0
                      12/31/2004              17.248              20.066 4
                      12/31/2005              20.066              21.698 6
                      12/31/2006              21.698              25.846 6
                      12/31/2007              25.846              29.286 6
                      12/31/2008              29.286              17.130 6
                      12/31/2009              17.130              23.026 6
Templeton Global Bond Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              16.929 522
                      12/31/2001              16.929              17.102 590
                      12/31/2002              17.102              20.462 382
                      12/31/2003              20.462              24.739 311
                      12/31/2004              24.739              28.050 266
                      12/31/2005              28.050              26.831 202
                      12/31/2006              26.831              29.909 154
                      12/31/2007              29.909              32.786 147
                      12/31/2008              32.786              34.387 138
                      12/31/2009              34.387              40.309 151
VMIV 2  1.79%
                      12/31/2007              N/A              31.656 5
                      12/31/2008              31.656              33.102 12
                      12/31/2009              33.102              38.687 16
VMIV 3  1.59%
                      12/31/2007              N/A              32.834 0
                      12/31/2008              32.834              34.403 0
                      12/31/2009              34.403              40.287 0
VMIV 4  1.89%
                      12/31/2007              N/A              31.083 3
                      12/31/2008              31.083              32.471 3
                      12/31/2009              32.471              37.911 2

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

42

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 6  2.05%
                      12/31/2007              N/A              30.188 0
                      12/31/2008              30.188              31.485 0
                      12/31/2009              31.485              36.701 0
VMIV 7  2.05%
                      12/31/2007              N/A              30.188 0
                      12/31/2008              30.188              31.485 0
                      12/31/2009              31.485              36.701 0
VMIV 8  1.90%
                      12/31/2007              N/A              31.026 0
                      12/31/2008              31.026              32.408 1
                      12/31/2009              32.408              37.834 0
VMIV 9  2.15%
                      12/31/2007              N/A              29.641 0
                      12/31/2008              29.641              30.884 2
                      12/31/2009              30.884              35.965 2
Templeton Growth Securities Fund
VMIV 1  1.49%
                      12/31/2000              N/A              19.410 8239
                      12/31/2001              19.410              18.933 7387
                      12/31/2002              18.933              15.236 6416
                      12/31/2003              15.236              19.907 5661
                      12/31/2004              19.907              22.798 4856
                      12/31/2005              22.798              24.496 3936
                      12/31/2006              24.496              29.494 3150
                      12/31/2007              29.494              29.797 2549
                      12/31/2008              29.797              16.987 2051
                      12/31/2009              16.987              21.979 1716
VMIV 2  1.79%
                      12/31/2000              N/A              19.018 0
                      12/31/2001              19.018              18.495 1
                      12/31/2002              18.495              14.839 57
                      12/31/2003              14.839              19.330 88
                      12/31/2004              19.330              22.071 69
                      12/31/2005              22.071              23.644 62
                      12/31/2006              23.644              28.382 55
                      12/31/2007              28.382              28.588 55
                      12/31/2008              28.588              16.248 41
                      12/31/2009              16.248              20.961 31
VMIV 3  1.59%
                      12/31/2001              N/A              18.786 0
                      12/31/2002              18.786              15.102 0
                      12/31/2003              15.102              19.713 0
                      12/31/2004              19.713              22.553 0
                      12/31/2005              22.553              24.209 0
                      12/31/2006              24.209              29.118 0
                      12/31/2007              29.118              29.388 0
                      12/31/2008              29.388              16.737 0
                      12/31/2009              16.737              21.634 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VMIV 4  1.89%
                      12/31/2001              N/A              18.351 0
                      12/31/2002              18.351              14.709 10
                      12/31/2003              14.709              19.141 10
                      12/31/2004              19.141              21.833 9
                      12/31/2005              21.833              23.366 8
                      12/31/2006              23.366              28.021 8
                      12/31/2007              28.021              28.196 8
                      12/31/2008              28.196              16.010 7
                      12/31/2009              16.010              20.632 5
VMIV 6  2.05%
                      12/31/2003              N/A              18.843 0
                      12/31/2004              18.843              21.459 3
                      12/31/2005              21.459              22.929 7
                      12/31/2006              22.929              27.453 14
                      12/31/2007              27.453              27.580 13
                      12/31/2008              27.580              15.635 11
                      12/31/2009              15.635              20.117 10
VMIV 7  2.05%
                      12/31/2003              N/A              18.843 0
                      12/31/2004              18.843              21.459 0
                      12/31/2005              21.459              22.929 0
                      12/31/2006              22.929              27.453 0
                      12/31/2007              27.453              27.580 0
                      12/31/2008              27.580              15.635 0
                      12/31/2009              15.635              20.117 0
VMIV 8  1.90%
                      12/31/2003              N/A              19.123 1
                      12/31/2004              19.123              21.810 2
                      12/31/2005              21.810              23.339 3
                      12/31/2006              23.339              27.986 3
                      12/31/2007              27.986              28.157 3
                      12/31/2008              28.157              15.986 3
                      12/31/2009              15.986              20.599 3
VMIV 9  2.15%
                      12/31/2003              N/A              18.660 0
                      12/31/2004              18.660              21.228 2
                      12/31/2005              21.228              22.660 3
                      12/31/2006              22.660              27.104 6
                      12/31/2007              27.104              27.202 6
                      12/31/2008              27.202              15.405 6
                      12/31/2009              15.405              19.801 5

The Valuemark® IV Variable Annuity Contract SAI – May 1, 2010
Appendix

43

ITEM 23. FINANCIAL STATEMENTS

KPMG

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Financial Statements
and Supplemental Schedules

December 31, 2009 and 2008

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of North America:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, the Company has changed its method of evaluating other-than-temporary impairments of fixed-maturity securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. Also as discussed in note 2 to the consolidated financial statements, the Company adopted new accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

March 22, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Assets	2009	2008
Investments:
Fixed-maturity securities:
Available-for-sale, at fair value (amortized cost of
$43,306,269 and $35,521,222, respectively)	$44,237,446	$36,726,068
Trading, at fair value (amortized cost of
$5,148,377 and $5,635,460, respectively)	5,147,526	5,162,034
Held to maturity, at amortized cost (fair value of
$1,250,085 and $0, respectively)	1,111,594	—
Mortgage loans on real estate (net of valuation allowances
of $110,735 and $46,397, respectively)	5,426,013	4,838,373
Short-term securities	1,945,630	1,496,911
Derivatives	1,077,453	628,042
Real estate (net of accumulated depreciation of $49,023
and $39,686, respectively)	314,454	322,418
Loans to nonaffiliates	559,757	—
Loans to affiliates	155,533	723,802
Policy loans	173,834	174,599
Equity securities, at fair value:
Available-for-sale (cost of $50,903 and $84, respectively)	52,153	75
Trading (cost of $16,341 and $18,634, respectively)	15,125	12,800
Other invested assets	3,803	3,462
Total investments	60,220,321	50,088,584
Cash	78,919	73,073
Accrued investment income	561,102	542,323
Receivables (net of allowance for uncollectible accounts
of $6,861 and $4,839, respectively)	63,176	168,147
Reinsurance recoverables and receivables	4,007,516	4,096,285
Deferred acquisition costs	6,091,955	8,253,502
Other assets	1,898,702	2,601,858
Assets, exclusive of separate account assets	72,921,691	65,823,772
Separate account assets	15,925,814	11,791,728
Total assets	$88,847,505	$77,615,500

 (Continued)

2

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2009	2008
Policyholder liabilities:
Policy and contract account balances	$60,261,675	$56,585,189
Future policy benefit reserves	4,021,529	4,154,491
Policy and contract claims	219,310	300,221
Unearned premiums	161,740	271,756
Other policyholder funds	216,671	203,355
Total policyholder liabilities	64,880,925	61,515,012
Derivative liability	906,586	535,481
Mortgage notes payable	123,742	129,075
Other liabilities	795,386	580,734
Liabilities, exclusive of separate account liabilities	66,706,639	62,760,302
Separate account liabilities	15,925,814	11,791,728
Total liabilities	82,632,453	74,552,030
Stockholder’s equity:
Class A, Series A preferred stock, $1 par value, 8,909,195
shares authorized, issued, and outstanding; liquidation
preference of $189,366 and $189,366 at December 31, 2009
and 2008, respectively	8,909	8,909
Class A, Series B preferred stock, $1 par value, 10,000,000
shares authorized; 9,994,289 shares issued and outstanding;
liquidation preference of $199,167 and $199,167
at December 31, 2009 and 2008, respectively	9,994	9,994
Common stock, $1 par value, 40,000,000 shares authorized;
20,000,001 shares issued and outstanding
at December 31, 2009 and 2008	20,000	20,000
Loan to parent company	(158,765)	(205,731)
Additional paid-in capital	4,053,371	2,553,371
Retained earnings	1,969,455	344,690
Accumulated other comprehensive income, net of tax	312,088	332,237
Total stockholder’s equity	6,215,052	3,063,470
Total liabilities and stockholder’s equity	$88,847,505	$77,615,500
See accompanying notes to consolidated financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statement of Operations

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Revenue:
Premiums	$298,123	$300,014	$368,306
Policy fees	791,021	1,016,656	766,367
Premiums and policy fees, ceded	(175,839)	(190,033)	(255,816)
Net premiums and policy fees	913,305	1,126,637	878,857
Interest and similar income, net	3,118,268	2,908,894	2,565,331
Derivative income (loss)	144,619	(1,004,023)	(251,392)
Realized investment gains (losses), net	49,626	(3,918,259)	(710,978)
Fee and commission revenue	147,520	164,335	199,356
Other revenue (loss)	49,154	(13,846)	133,575
Total revenue (loss)	4,422,492	(736,262)	2,814,749
Benefits and expenses:
Policyholder benefits	594,274	818,681	495,082
Change in fair value of annuity embedded derivatives	598,696	696,809	622,509
Benefit recoveries	(421,690)	(329,106)	(429,631)
Net interest credited to account values	1,450,616	1,098,143	1,031,830
Net benefits	2,221,896	2,284,527	1,719,790
Commissions and other agent compensation	840,768	807,565	913,444
General and administrative expenses	662,308	657,096	772,992
Change in deferred acquisition costs, net	165,304	(2,784,064)	(650,735)
Total benefits and expenses	3,890,276	965,124	2,755,491
Income (loss) from operations before income taxes	532,216	(1,701,386)	59,258
Income tax expense (benefit):
Current	26,816	47,043	64,245
Deferred	158,425	(654,033)	(60,259)
Total income tax expense (benefit)	185,241	(606,990)	3,986
Net income (loss)	$346,975	$(1,094,396)	$55,272
Supplemental Disclosures:
Realized investment gains (losses), net:
Total other-than-temporary impairment losses on securities	$(244,265)	(3,580,665)	(773,355)
Portion of loss recognized in other comprehensive income	(981)	—	—
Net impairment losses recognized in realized investment gains (losses), net	(243,284)	(3,580,665)	(773,355)
Other net realized gains (losses)	292,910	(337,594)	62,377
Realized investment gains (losses), net	$49,626	(3,918,259)	(710,978)
See accompanying notes to consolidated financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Net income (loss)	$346,975	$(1,094,396)	$55,272
Foreign currency translation adjustments, net of tax	6,101	(7,922)	6,520
Unrealized losses on postretirement obligation:
Unrealized net actuarial gains (losses) arising during the period, net of tax (expense) benefit of $(1,208), $966, and $0 in 2009,
2008, and 2007, respectively	2,243	(1,794)	78
(Increase) decrease in unrealized prior service cost arising during the period, net of tax benefit (expense) of $1,220, $(280),
and $606 in 2009, 2008, and 2007, respectively	(2,266)	521	(1,190)
Total unrealized postretirement obligation losses	(23)	(1,273)	(1,112)
Unrealized gains (losses) on fixed-maturity and equity securities:
Unrealized holding gains (losses) arising during the period, net of effect of shadow adjustments of $(2,217,047),
$(107,983), and $(361,836) in 2009, 2008, and 2007,
respectively, and net of tax (expense) benefit of $(681,574),
$1,375,543, and $137,044 in 2009, 2008, and 2007, respectively	1,265,490	(2,554,563)	(253,995)
Change in noncredit-related impairments on securities during the period, net of effect of shadow adjustments of $(32,111)
and net of tax benefit of $(9,870)	18,330	—	—
(Increase) decrease in unrealized holding losses due to
reclassification adjustment for realized (gains) losses
included in net income (loss), net of tax benefit (expense)
of $17,369, $(1,371,390), and $(248,842), in 2009,
2008, and 2007, respectively	(32,257)	2,546,868	462,135
Total unrealized holding gains (losses)	1,251,563	(7,695)	208,140
Total other comprehensive income (loss)	1,257,641	(16,890)	213,548
Total comprehensive income (loss)	$1,604,616	$(1,111,286)	$268,820
See accompanying notes to consolidated financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	Preferred stock	Common stock	Loan to parent company	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder’s equity
2007:
Balance, beginning of year	$18,903	$20,000	$ (250,000)	$2,123,371	$1,384,229	$135,579	$3,432,082
Comprehensive income:
Net income	—	—	—	—	55,272	—	55,272
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	208,140	208,140
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(1,112)	(1,112)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	6,520	6,520
Total comprehensive
income							268,820
Adjustment to initially apply
new accounting guidance	—	—	—	—	(415)	—	(415)
Capital contribution	—	—	—	150,000	—	—	150,000
Balance, end of year	$18,903	$20,000	$ (250,000)	$2,273,371	$1,439,086	$349,127	$3,850,487
2008:
Balance, beginning of year	$18,903	$20,000	$ (250,000)	$2,273,371	$1,439,086	$349,127	$3,850,487
Comprehensive loss:
Net loss	—	—	—	—	(1,094,396)	—	(1,094,396)
Net realized loss on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	(7,695)	(7,695)
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(1,273)	(1,273)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	(7,922)	(7,922)
Total comprehensive loss							(1,111,286)
Capital contribution	—	—	—	280,000	—	—	280,000
Payment received on loan	—	—	44,269	—	—	—	44,269
Balance, end of year	$18,903	$20,000	$ (205,731)	$2,553,371	$344,690	$332,237	$3,063,470
2009:
Balance, beginning of year	$18,903	$20,000	$ (205,731)	$2,553,371	$344,690	$332,237	$3,063,470
Comprehensive income:
Net income	—	—	—	—	346,975	—	346,975
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	—	—	1,251,563	1,251,563
Net unrealized loss on
postretirement
obligation, net of
deferred taxes	—	—	—	—	—	(23)	(23)
Foreign currency
translation adjustment, net
of deferred taxes	—	—	—	—	—	6,101	6,101
Total comprehensive income							1,604,616
Capital contribution	—	—	—	1,500,000	—	—	1,500,000
Payment received on loan	—	—	46,966	—	—	—	46,966
Adjustment to initially apply
new investment accounting
guidance, net of
taxes and shadow adjustments	—	—	—	—	1,277,790	(1,277,790)	—
Balance, end of year	$18,903	$20,000	$ (158,765)	$4,053,371	$1,969,455	$312,088	$6,215,052
See accompanying notes to consolidated financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities:
Net income (loss)	$346,975	$(1,094,396)	$55,272
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities:
Realized investment (gains) losses	(49,626)	3,918,259	711,088
Purchases of trading securities	(143,839)	(840,996)	(2,196,297)
Sale and other redemptions of trading securities	592,616	1,277,531	558,380
Change in annuity-related options, derivatives,
and gross reserves	728,698	(9,261)	347,575
Deferred income tax expense (benefit)	158,425	(654,033)	(60,259)
Charges to policy account balances	(105,353)	(94,450)	(73,808)
Gross interest credited to account balances	1,453,082	1,228,477	1,041,726
Amortization of discount, net	(43,984)	(71,591)	(4,942)
Impairment of goodwill	18,902	1,175	—
Change in:
Accrued investment income	(18,779)	(45,800)	(57,254)
Receivables	107,708	4,104	103,102
Reinsurance recoverables and receivables	88,768	29,991	59,201
Deferred acquisition costs	165,304	(2,784,064)	(650,735)
Future policy benefit reserves	(214,232)	1,107,217	183,321
Policy and contract claims	(80,911)	(17,884)	(86,869)
Other policyholder funds	13,316	(11,193)	21,034
Unearned premiums	(13,353)	47,933	(15,566)
Other assets and liabilities	(162,470)	(236,367)	(130,342)
Other, net	24,423	11,618	(83,644)
Total adjustments	2,518,695	2,860,666	(334,289)
Net cash provided by (used in)
operating activities	$2,865,670	$1,766,270	$(279,017)

 (Continued)

7

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities	$2,865,670	$1,766,270	$(279,017)
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	(6,673,005)	(8,247,931)	(5,081,265)
Purchase of held-to-maturity fixed-maturity securities	(1,349,587)	—	—
Purchase of available-for-sale equity securities	(123,298)	—	(80,172)
Purchase of derivative securities	(75,431)	(2,350,592)	(990,171)
Purchase of real estate	(4,679)	(3,360)	(6,667)
Funding of mortgage loans on real estate	(844,400)	(570,887)	(1,296,133)
Sale and other redemptions of fixed-maturity securities	3,225,865	2,399,795	2,092,453
Matured fixed-maturity securities	163,829	217,406	434,999
Sale of equity securities	83,927	14,906	68,230
Sale of derivative securities	211,443	1,368,782	407,686
Sale of real estate	10,443	—	157,179
Repayment of mortgage loans on real estate	99,699	130,544	255,996
Net change in short-term securities	(448,718)	(760,154)	246,611
Purchase of home office property and equipment	(3,468)	(2,324)	(6,638)
Purchase of interest in equity method investees	—	(3,079)	(12,847)
Purchase of subsidiary, net of cash acquired	—	—	(11,655)
Change in loan to affiliate	37,555	11,600	(507,273)
Change in loan to nonaffiliate	(21,601)	—	—
Options (purchased) written, net	(78,767)	958,790	603,961
Other, net	973	12,961	2,545
Net cash used in investing activities	(5,789,220)	(6,823,543)	(3,723,161)
Cash flows provided by financing activities:
Policyholders’ deposits to account balances	6,520,884	5,503,872	5,858,335
Policyholders’ withdrawals from account balances	(5,425,644)	(4,493,703)	(3,309,471)
Policyholders’ net transfers between account balances	341,085	3,741,384	1,278,775
Change in amounts drawn in excess of bank balances	(48,562)	(32,605)	73,617
Capital contribution from parent company	1,500,000	280,000	150,000
Payment received on loan to parent company	46,966	44,269	—
Change in mortgage notes payable	(5,333)	(5,048)	(12,777)
Net cash provided by financing activities	2,929,396	5,038,169	4,038,479
Net change in cash	5,846	(19,104)	36,301
Cash at beginning of year	73,073	92,177	55,876
Cash at end of year	$78,919	$73,073	$92,177
See accompanying notes to consolidated financial statements.

8

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of North America is a wholly owned subsidiary of Allianz of America, Inc. (AZOA or “parent company”), which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company incorporated in Germany. Allianz Life Insurance Company of North America and its wholly owned subsidiaries are referred to as the Company.

The Company is a life insurance company licensed to sell annuity, comprises accident and health, and group and individual life policies in the United States, Canada, and several U.S. territories. Based on 2009 statutory net premium written, 96%, 2%, and 2% of the Company’s business is annuity, life insurance, and accident and health, respectively. The annuity business comprises fixed-indexed, variable, five-year deferred, and one-year deferred annuities representing 66%, 29%, 4%, and 1% of 2009 statutory net premium written, respectively. Life business comprises both traditional and group life. Life business includes products with guaranteed premiums and benefits and consists principally of term insurance policies, universal life policies, limited payment contracts, and certain annuity products with life contingencies. Accident and health business comprises primarily comprises long-term care (LTC) insurance. During 2009, the Company discontinued selling LTC products. The Company’s primary distribution channels are through independent agents, broker/dealers, banks, and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The accounts of the Company’s primary subsidiary, Allianz Life Insurance Company of New York, and other less significant subsidiaries have been consolidated. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Consolidated Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed-indexed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Consolidated Statements of Operations represent asset fees, cost of insurance charges, administrative

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Consolidated Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro-rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Goodwill

Goodwill is the excess of the amount paid to acquire a company over the fair value of its tangible net assets, value of business acquired (VOBA), other identifiable intangible assets, and valuation adjustments (such as impairments), if any. Goodwill is reported in other assets on the Consolidated Balance Sheets.

Goodwill is evaluated annually for impairment at the reporting unit level. Goodwill of a reporting unit is also tested for impairment on an interim basis if a triggering event occurs, such as a significant adverse change in the business climate or a decision to sell or dispose of a business unit. The goodwill impairment test follows a two-step process as defined in the Intangibles—Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) (ASC 350). In the first step, the fair value of a reporting unit is compared with its carrying value. This process requires judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, and expected revenues and earnings. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. If the

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss would be recognized in an amount equal to that excess. The carrying value will be reduced to its fair value with a corresponding charge to operations.

(f)	Value of Business Acquired and Other Intangible Assets

The value of insurance in-force purchased is recorded as the VOBA and is reported in other assets on the Consolidated Balance Sheets. The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as deferred acquisition costs (DAC). The amortization period is expected to be approximately 20 years from the date the business was acquired; however, the Company continually monitors this assumption. If estimated gross profits differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate.

Adjustments to VOBA are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow VOBA). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

The recoverability of VOBA is evaluated annually, or earlier if factors warrant, based on estimates of future earnings related to the insurance in-force purchased. If the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, are not sufficient to recover VOBA, the difference, if any, is charged to expense through general and administrative expenses within the Consolidated Statements of Operations.

Intangible assets are identified by the Company in accordance with the Intangibles—Goodwill and Other Topic of the FASB ASC, which requires an identifiable intangible asset to be recognized apart from goodwill when it arises from contractual or legal rights or it is capable of being separated and valued then sold, transferred, licensed, rented, or exchanged. The Company determines the useful life and amortization period for each intangible asset identified at acquisition, and continually monitors these assumptions. An intangible asset with a determinable life is amortized over that period, while an intangible asset with an indefinite useful life is not amortized.

The Company’s intangible assets include trademarks, agent lists, and noncompete agreements that were acquired as a result of the Company’s ownership in field marketing organizations, and are reported in other assets on the Consolidated Balance Sheets. These intangible assets were assigned values using the present value of projected future cash flows and are generally amortized over five years using the straight-line method. Also included in the Company’s intangible assets are the trade name and service mark of a broker-dealer acquired during 2005, and state insurance licenses acquired in 2007. The trade name, service mark, and state insurance licenses were valued using the

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

projected present value of estimated future cash flows and were determined to have an indefinite useful life.

Recoverability of the value of the amortizing intangible assets is assessed under impairment and disposal sections of the Property, Plant, and Equipment Topic of the FASB ASC (ASC 360), which states that long-lived assets shall be tested for recoverability whenever events or changes in circumstances indicate the carrying amount may not be recoverable.

Recoverability of the value of the nonamortizing intangible assets is assessed under the Intangibles—Goodwill and Other Topic of the FASB ASC, which states that nonamortizing intangible assets shall be tested for recoverability annually or earlier if events or changes in circumstances indicate the carrying amount may not be recoverable.

(g)	Deferred Acquisition Costs

Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. DAC is reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed-indexed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in the Consolidated Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and trading gains and losses. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as inforce management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 8.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(h)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) are reported in other assets in the Consolidated Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. Amortization is recorded in policyholder benefits on the Consolidated Statements of Operations. DSI capitalization related to a persistency and immediate bonus on nonindexed annuities is recorded in policyholder benefits on the Consolidated Statements of Operations at policy issuance. DSI capitalization related to an immediate bonus on fixed-indexed annuities is recorded in policy fees on the Consolidated Statements of Operations at policy issuance.

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and trading gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(i)	Policy and Contract Account Balances

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Certain two-tier fixed annuity products provide for benefits payable upon annuitization such as period-certain and life-contingent payout options. An additional annuitization reserve is established using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Additional reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Additional reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior. These additional reserves are reflected in future policy benefit reserves on the Consolidated Balance Sheets.

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(j)	Future Policy Benefit Reserves

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.5% to 6.0%.

Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.

(k)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(l)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premium and policy fees, ceded, and benefit recoveries, respectively, on the Consolidated Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves, policy and contract account balances, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in other liabilities on the Consolidated Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Consolidated Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue (loss) on the Consolidated Statements of Operations.

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(m)	Investments

The Company classifies certain fixed-maturity and equity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC, DSI, VOBA, and reserves (commonly referred to as shadow adjustments). The adjustments to DAC, DSI, and VOBA represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has portfolios of certain fixed-maturity and equity securities classified as “trading,” and accordingly, the securities are carried at fair value, and related unrealized gains and losses are reflected as realized investment gains and losses within the Consolidated Statements of Operations. The primary trading portfolio is used to attempt to match the change in value associated with embedded derivative liabilities related to fixed-indexed annuities. This match is not effective to the extent there are credit-related factors impacting the value of the securities in this trading portfolio. The Company also has other trading portfolios that are actively managed. The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The Company has the intent and ability to hold such securities to maturity.

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are carried at fair value and the unrealized gains and losses on the derivatives are reflected in derivative income (loss) within the Consolidated Statements of Operations.

In 2008, the Company purchased $694,950 notional value, of fixed-maturity securities held as available-for-sale with variable interest rates. The Company entered into interest rate swaps with notional amounts and maturity dates equal to the par value and maturity dates of the fixed-maturity securities, in order to attempt to hedge changes in cash flows of the hedged items due to interest rate risk. No additional investment was made in 2009.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship.

Hedge effectiveness is measured using the dollar offset method. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Random changes in interest rate movements are assumed. Related changes in the cash flows of the hedging instrument are expected to offset the changes in the cash flows of the hedged item as the notional/par amounts, reset dates, interest rate indices, and business day conventions are the same for both the bond and the swap. The cumulative amount of unrealized gains and losses of the hedging instrument is recognized in accumulated other comprehensive income on the Consolidated Balance Sheets. The ineffective portion of the change in the fair value of the hedging instrument is recognized in realized investment gains (losses), net in the Consolidated Statements of Operations.

Mortgage-backed securities and structured securities are amortized using among others, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective-yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities except for Collateralized Debt Obligations (CDOs), when estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Consolidated Statements of Operations. For CDOs, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by the Beneficial Interests in Securitized Financial Assets Topic of the Codification (ASC 325).

Mortgage loans on real estate are reflected at unpaid principal balances adjusted for an allowance for uncollectible balances. Interest on mortgage loans is accrued on a monthly basis and recorded in interest and similar income, net on the Consolidated Statements of Operations. The Company analyzes loan impairment at least annually when assessing the adequacy of the allowance for uncollectible balances. The Company evaluates the mortgage loan reserve to ensure that the estimate is based on the most recent available industry default and loss studies and historical default rates for the Company as compared with default rates for the industry group. The Company also takes into consideration recent trends in the Company’s loan portfolio and information on current loans, such as loan-to-value ratios and balloon payments, which could impact a loan’s credit quality. The Company does not accrue interest on impaired loans and accounts for interest income on such loans on a cash basis. The Company’s intent is to hold mortgage loans until paid in full.

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates fair value. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Loans to affiliates and loans to nonaffiliates are carried at cost, and interest is accrued monthly, with payments received semiannually. Real estate consists of building and land and is carried at cost less accumulated depreciation. The buildings are amortized over 39 years at acquisition, and improvements and additions are depreciated using the straight-line method over the remaining life of the real estate. Forward commitments are carried at fair value.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible, except for short-term securities that are priced at amortized cost. Prices obtained from third-party pricing sources are analytically reviewed by investment managers for reasonableness. During 2009, an Independent Price Verification (IPV) process was established, in which security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

Realized gains and losses are computed based on the sale lots with the highest cost basis on the trade date. Those lots are sold first. The Company adjusts DAC, DSI, VOBA, and reserves for unrealized gains and losses on available-for-sale investments that support policyholder liabilities. Changes in the fair value of available-for-sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder’s equity, net of related adjustments for DAC, DSI, VOBA, and deferred taxes that would have been recorded if these investments had been sold as of the balance sheet dates. Changes in the fair value of trading investments are recorded as realized investment gains (losses) on the Consolidated Statements of Operations.

The Company reviews the available-for-sale and held-to-maturity investment portfolios to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed income securities are considered other-than-temporarily impaired. In addition, the Investments—Debt and Equity Securities Topic of the FASB ASC (ASC 320) requires that the Company evaluate other-than-temporary impairments on available-for-sale and held-to-maturity fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

Under historical accounting guidance, the Company’s absence of control over the investment manager’s decision to sell (or hold) rendered the Company unable to assert ability to hold to recovery and therefore required the Company to classify all impairments as other-than-temporary and recognize an impairment loss in the period of the decline. Under the new accounting guidance that the Company adopted in 2009, as described below, the Company has modified the Investment

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Mandates with its investment managers to explicitly provide for the control of certain securities. In particular, the Investment Mandates limit the net realized losses that the investment manager can incur within a reporting period and restrict turnover of the portfolio. Furthermore, the Investment Mandates establish a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their intent to sell certain securities.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities. If either of these conditions is met, the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an other-than-temporary impairment and is recognized in realized investment losses, net on the Consolidated Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, VOBA, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in other comprehensive income, included as a separate component in the Consolidated Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Consolidated Statements of Operations that presents the total other-than-temporary impairment losses recognized during the period less the portion of other-than-temporary impairment losses recognized in other comprehensive income to equal the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period, offset by reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented in the supplemental disclosure on the Consolidated Statements of Operations as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional other-than-temporary impairments should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Consolidated Statements of Operations. The Company adjusts DAC, DSI, and VOBA for impairments on securities, as discussed in their respective sections of this note.

(n)	Option and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 index, the NASDAQ 100 index, the Financial Times Stock Exchange (FTSE) 100, and an index comprising a blend of the Dow Jones Industrial Average, FTSE 100, Barclays Capital US Aggregate, and the Russell 2000. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts and ETO contracts are reported at fair value as derivatives on the Consolidated Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETOs is based on quoted market prices. The liability for the benefits is reported in policy and contract account balances on the Consolidated Balance Sheets. Changes in unrealized gains and losses on the option contracts are recorded in derivative income (loss) on the Consolidated Statements of Operations. Incremental gains and losses from expiring options are included in derivative income (loss) on the Consolidated Statements of Operations.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Consolidated Balance Sheets. Gains and/or losses on futures contracts are included in derivative income (loss) on the Consolidated Statements of Operations.

(o)	Securities Lending

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the Consolidated Balance Sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Consolidated Balance Sheets and interest and dividend income earned by the Company on loaned securities is recognized in interest and similar income, net on the Consolidated Statements of Operations. There were no securities lending transactions outstanding at December 31, 2009 or 2008.

The Company participates in restricted securities lending arrangements whereby specific securities are loaned to other institutions for short periods of time. U.S. Treasury Note securities were lent under a triparty agreement between the Company, broker-dealers (Goldman Sachs, Morgan Stanley), and the Bank of New York. The collateral is defined by the agreement to be at least equal to U.S. government, U.S. government agency, or U.S. government agency mortgage-backed securities. The Company began participating in unrestricted arrangements whereby the Company may use collateral for general purposes. However, the Company suspended securities lending activity in 2008. See note 15 for further discussion of this affiliated securities lending with Dresdner Klienwort Wasserstein.

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(p)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of collectibility. The allowance is estimated by aging the balances due from individual parties and setting up an allowance for any balances that are more than 90 days old.

(q)	Home Office Property and Equipment

Home office property consists of buildings and land, and equipment consists of furniture, office equipment, leasehold improvements, and computer hardware. They are reported at cost, net of accumulated depreciation, in other assets on the Consolidated Balance Sheets. Major upgrades and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives (3 – 7 years, depending on the asset) of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in general and administrative expenses on the Consolidated Statements of Operations. The property and equipment balance was $165,532, net of accumulated depreciation of $89,216 as of December 31, 2009, and $173,198, net of accumulated depreciation of $81,986 as of December 31, 2008.

Preoperating and start-up costs incurred in connection with the construction of the Company’s headquarters were capitalized until the facility became operational. Interest was also capitalized in connection with the construction and recorded as part of the asset. These costs are being amortized, using the straight-line method, over a 39-year period. The amounts of capitalized costs amortized, including interest, during 2009, 2008, and 2007 were $2,275, $2,275, and $2,274, respectively. An addition to the Company’s headquarters was put into operation on November 1, 2006. Total amortization related to this addition was $2,104, $2,104, and $2,016 for the years ended December 31, 2009, 2008, and 2007, respectively.

(r)	Income Taxes

The Company and its subsidiaries, with the exception of Allianz Life and Annuity Company (ALAC), file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations and then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, each of its insurance subsidiaries except ALAC, and Questar Capital Corporation (Questar) generally will be paid for the tax benefit on their losses and any other tax attributes to the extent they could have obtained a benefit against their post-1990 separate return tax liability.

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Consolidated Balance Sheets. Any such change could significantly affect the amounts reported on the Consolidated Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 14).

(s)	Stockholder’s Equity, Loan to Parent Company

The Company entered into an agreement during 2002 to lend AZOA $250,000 (see further discussion in note 15). This agreement was executed in close proximity to a capital contribution from AZOA of $650,000 in the form of preferred stock of an affiliate. The unamortized loan balance is recorded as contra equity in accordance with the Equity Topic of the FASB ASC (ASC 505).

(t)	Stockholder’s Equity, Accumulated Unrealized Foreign Currency

Foreign currency translation adjustments are related to the conversion of foreign currency upon the consolidation of a foreign subsidiary (see further discussion in note 20). The net assets of the Company’s foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the accumulated foreign currency translation adjustment net of tax reported as a separate component of comprehensive income on the Consolidated Statements of Comprehensive Income (Loss).

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(u)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Consolidated Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Consolidated Statements of Operations. Administrative and other services are included in fee and commission revenue on the Consolidated Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services—Insurance Topic of the FASB ASC (ASC 944) and are included in policyholder benefits on the Consolidated Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the FASB ASC (ASC 815), and the changes in these embedded derivatives are included in change in fair value of annuity-embedded derivatives on the Consolidated Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.
•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to age 81) account value adjusted for withdrawals.
•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

•
Rollup – Provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated with a compound interest rate. There are two variations of rollup interest rates: 5% with no cap and 3% with a cap of 150% of premium. This GMDB locks in at age 81.

•	Earnings Protection Rider – Provides a death benefit equal to the contract value plus a specified percentage of the earnings on the contract at the date of death.
The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.
•	Ratchet – Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.
•	Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate.
The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Consolidated Statements of Operations if actual experience or other evidence suggests that earlier assumptions should be revised.

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2009 and 2008:

•	100 stochastically generated investment performance scenarios.
•	Mean investment performance assumption of 7.96%.
•	Volatility assumption of 13.69%.
•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.
•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.
•	Discount rates vary by contract type and equal an assumed long-term investment return (8.6%) less the applicable mortality and expense rate.
•
GMIB contracts only – dynamic lapse and benefit utilization assumptions. For example, if the contract is projected to have a large additional benefit, then it becomes more likely to elect the GMIB benefit and less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contraliability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring GMWB benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2009 and 2008:

•	200 stochastically generated investment performance scenarios.
•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:
		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	26.89%	18.74%
Bond	5.10	5.20
International	35.98	25.08
Small cap	33.24	19.56
Cash	0.00	0.00

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.
•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.
•	Discount rates equal to current month’s Treasury Rates plus a company specific spread.
Beginning in 2008, the Company issues fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(v)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently does not have any permitted practices.

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(w)	Recently Issued Accounting Pronouncements – Adopted

In June 2009, the FASB issued the FASB ASC (or “the Codification”). The Codification became the single source of authoritative, nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered nonauthoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company adopted the Codification as of December 31, 2009, and there was no financial impact on the Company’s Consolidated Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with the Codification.

In August 2009, the FASB issued guidance on the measurement of liabilities at fair value within the Fair Value Measurements and Disclosure Topic of Codification (ASC 820). The guidance provides clarification on measuring liabilities at fair value when a quoted price in an active market is not available. In such circumstances, the valuation technique should be applied that uses either the quote of the liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique consistent with existing fair value measurement guidance. The guidance is effective for the first reporting period after issuance of the guidance. The Company adopted this guidance on December 31, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In May 2009, the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no impact on the Company’s Consolidated Financial Statements.

In April 2009, the FASB issued guidance on the recognition and presentation of other-than-temporary impairments in fixed-maturity securities within the Investments—Debt and Equity Securities Topic of the Codification. The guidance specifies that if an entity does not have the intent to sell a fixed-maturity security and it is more likely than not that it will not have to sell the fixed-maturity security prior to recovery; the security would not be considered other-than-temporarily impaired unless there is a credit loss. If an entity either intends to sell or it is more likely than not it will be required to sell a fixed-maturity security before recovery, the entire impairment must be recognized in earnings. If an entity neither intends to sell the security nor is it more likely than not that it will be required to sell the security but does not expect to recover the entire amortized cost basis, the impairment must be separated into two components: (1) the amount attributed to the credit loss, which must be recognized in earnings; and (2) all other amounts, which must be recognized in other comprehensive income. The guidance requires presentation of both the credit and noncredit

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

portions of other-than-temporary impairments. The guidance also requires disclosures that provide an understanding of the types of fixed-maturity and equity securities held, including investments in an unrealized loss position for which an other-than-temporary impairment has or has not been recognized. The guidance is effective for interim and annual reporting periods ending after June 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represents the noncredit-related loss component shall be recognized as a cumulative effect of adoption with a reclassification adjustment to the opening balance of retained earnings and a corresponding adjustment to accumulated other comprehensive income. The Company adopted the guidance as of January 1, 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $1,277,790, net of DAC and DSI amortization of $2,242,032 and $267,388, respectively, VOBA adjustment of $13,710, reserves of $(37,223) and deferred income taxes of $688,202, and a corresponding decrease to accumulated other comprehensive income.

The following table compares certain amounts as reported on the Consolidated Balance Sheets as of December 31, 2009 and Consolidated Statements of Operations for the year ended December 31, 2009 with amounts that would have been reported had the above guidance not been adopted:

		Under previous
	As reported	accounting method
Consolidated Balance Sheets:
Retained earnings	$1,969,455	$888,004
Accumulated other comprehensive income, net of tax	312,088	1,393,539
Total stockholder's equity	6,215,052	6,215,052
Consolidated Statements of Operations:
Interest and similar income, net	3,118,268	3,528,074
Realized investment gains (losses)	49,626	(52,971)
Policyholder benefits	594,274	556,604
Change in deferred acquisition costs, net	165,304	270,127
Income (loss) from operations before taxes	532,216	772,272

In April 2009, the FASB issued guidance within the Fair Value Measurement and Disclosures Topic of the Codification on determining fair value when the volume and level of activity for an asset or liability has significantly decreased, and on identifying transactions that are not orderly. The guidance lists a number of factors to be considered when determining whether there has been a significant decrease in volume and level of activity for an asset when compared to normal activity. In such a case, quoted prices may not be determinative of fair value and a significant adjustment to the identified transactions or quoted prices may be needed to estimate fair value. The guidance was effective on a prospective basis for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no material impact on the Company’s Consolidated Financial Statements.

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

In January 2009, the FASB issued guidance that amended the impairment guidance for beneficial interests that continue to be held by a transferor in securitized financial assets as described in the Beneficial Interests in Securitized Financial Assets Topic of the Codification. The guidance removes the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of such securitized financial assets. The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The new guidance was effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the guidance on December 31, 2008 and there was no material impact on the Company’s Consolidated Financial Statements.

In December 2008, the FASB issued guidance within the Compensation—Retirement Benefits Topic of the Codification (ASC 715). This guidance requires disclosures about the fair value of an employer’s plan assets of a defined benefit pension or other postretirement plan. The disclosures about plan assets required by the guidance are provided for fiscal years ending after December 15, 2009. The provisions of this guidance are not required for earlier periods that are required for comparative purposes. The Company adopted this guidance for the annual period ended December 31, 2009 and there was no financial impact on the Company’s Consolidated Financial Statements.

In November 2008, the FASB issued guidance within the Investments—Equity Method and Joint Ventures Topic of the Codification (ASC 323). The guidance applies to all investments accounted for under the equity method. The guidance addresses certain questions raised about the application of the equity method in light of changes in accounting for business combinations and noncontrolling interests under the Business Combinations Topic of the Codification (ASC 805) and the Consolidations Topic of the Codification (ASC 810). Other-than-temporary impairment testing need only be performed at the overall investment level rather than the individual asset level. When an equity method investee issues new shares, the investor will recognize a gain or loss associated with its corresponding change in ownership interest. The guidance is effective on a prospective basis in fiscal years beginning on or after December 15, 2008. The Company adopted this guidance as of January 1, 2009, and there was no material impact on the Company’s Consolidated Financial Statements.

In April 2008, the FASB issued guidance within the Intangibles—Goodwill and Other Topic of the Codification. The guidance applies to all recognized intangible assets and provides guidance on estimating the useful life of recognized intangible assets. This guidance requires that an entity should consider its own historical experience with similar arrangements when developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. In the absence of historical experience, an entity should consider the assumptions that market participants would use. The assumptions should be adjusted for entity-specific factors such as the entity’s expected use of the asset. The guidance also adds new disclosures relating to the renewal or extension of the useful life of recognized intangible assets. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

guidance as of January 1, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In March 2008, the FASB issued guidance within the Derivatives and Hedging Topic of the Codification. The guidance enhances disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. The guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. The Company adopted this guidance effective January 1, 2009, and there was no financial impact on the Company’s Consolidated Financial Statements as it relates to disclosures only.

In December 2007, the FASB issued guidance within the Business Combinations Topic of the Codification. The guidance creates greater consistency in the accounting and financial reporting of business combinations. The guidance requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. The guidance is to be applied prospectively to business combinations for which the acquisition date is on or after the first annual period beginning after December 15, 2008. The Company adopted this guidance as of January 1, 2009, and there was no impact the Company’s Consolidated Financial Statements as the Company has not made an acquisition since adoption.

In December 2007, the FASB issued guidance within the Consolidation Topic of the Codification. The guidance provides requirements for accounting for noncontrolling (minority) interests in subsidiaries as equity in the financial statements. The guidance also requires that transactions between an entity and noncontrolling interests be accounted for as equity transactions. The guidance is effective for fiscal years beginning on or after December 15, 2008. The guidance is to be applied prospectively, except for the presentation and disclosure requirements, which are to be applied retrospectively for all periods presented. The Company adopted this guidance as of January 1, 2009 and there was no material impact on the Company’s Consolidated Financial Statements.

In September 2006, the FASB issued guidance within the Fair Value Measurements and Disclosures Topic of the Codification. For financial statement elements currently required to be measured at fair value, this guidance defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). The definition and framework provided by this guidance is applicable to all fair value measurements required throughout the Codification. Adopting the guidance required changes to the methods for valuing liabilities for equity-indexed and guaranteed withdrawal and accumulation benefits provided in the Company’s fixed-indexed and variable annuity products, which are currently accounted for as derivatives. As required by the guidance, the fair valuation models for these financial liabilities

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

reflect components relating to the Company’s own credit standing and risk margin. The Company adopted the guidance as of January 1, 2008, and resulted in a decrease in future policy benefit reserves on the Company’s Consolidated Balance Sheets of $96,106 as of January 1, 2008.

In September 2006, the FASB issued guidance within the Investments in Insurance Contracts Subtopic of the Codification (ASC 325). The guidance now requires that the Company consider contractual terms in determining the amount that can be realized under a corporate-owned life insurance policy. In addition, a policyholder should determine the amount that could be realized under the insurance contract assuming the surrender on a certificate-by-certificate basis in a group policy. The guidance was effective for fiscal years beginning after December 15, 2006. The Company adopted the guidance on January 1, 2007, and resulted in a cumulative effect adjustment of $415 (net of income tax of $223) to retained earnings as of January 1, 2007.

(x)	Recently Issued Accounting Pronouncements – To Be Adopted

In March 2010, the FASB issued changes to the scope exception guidance for credit derivatives within the Derivatives and Hedging Topic of the Codification. The update nullifies part of the previous scope exception, which excluded from consideration as an embedded derivative those items that represent the assets or liabilities that are held by the issuing entity, and clarifies that only credit risk in the form of subordination of one financial instrument to another shall not be considered an embedded derivative under this topic. On the date of adoption, the reporting entity must assess each preexisting contract that was acquired, issued, or subject to a remeasurement event to determine whether any contract contains one or more embedded credit derivative features that no longer qualify for the scope exception or whether any contract contains embedded derivative features that have previously been bifurcated and accounted for separately but now qualify for the scope exception. If separate accounting is required, the carrying amount of the host contract at adoption shall be based on a pro forma bifurcation as of the inception of the hybrid contract and the host contract’s subsequent accounting to the date of adoption. At adoption, any difference between the total carrying amount of the individual components of the newly bifurcated hybrid instrument and the carrying amount of the hybrid instrument before bifurcation shall be recognized as a cumulative-effect adjustment to beginning retained earnings for the period of adoption. This guidance is effective the first day of the fiscal quarter following June 15, 2010. The Company is in the process of determining the impact of this guidance on the Company’s Consolidated Financial Statements.

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures surrounding the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2010. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements as it relates to disclosures only.

In June 2009, FASB issued guidance within the Transfers and Servicing Topic of the Codification (ASC 860). The guidance clarifies that a transferor of a financial asset, an interest in a financial asset, or a group of financial assets, and all of the entities included in the transferor’s financial statements being presented must determine whether they have surrendered control over transferred financial assets. That determination must consider the transferor’s continuing involvement in the transferred financial asset, including all arrangements or agreements made contemporaneously with, or in contemplation of, the transfer, even if they were not entered into at the time of the transfer. The guidance eliminates the concept of a “qualifying special-purpose entity” and requires additional disclosures. The guidance is effective for annual reporting periods beginning after November 15, 2009. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued guidance within the Consolidation Topic of the Codification to improve financial reporting by entities involved with variable interest entities (VIEs). The guidance requires an entity to perform an analysis to determine whether the entity’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both of the following characteristics: (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance. The guidance is effective for annual reporting periods beginning after November 15, 2009. The Company does not expect the guidance to have a material financial impact on the Company’s Consolidated Financial Statements.

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed rate and variable rate income securities, mortgages on commercial real estate, or transactions with other parties, such as reinsurers and derivative counterparties, default on their contractual obligations. Other than risks relating to commercial real estate loans and the Company’s CDO investment portfolio, this risk has generally decreased from December 31, 2008 due to stabilization of the financial system and strong improvements in risk asset valuations. Although the CDOs were purchased at a 50% discount from par, the Company is exposed

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

to credit risk given the CDOs collateral concentration in subprime mortgage-backed securities. In December 2009, the CDOs were rated Caa2 (40%) and Caa3 (60%) by Moody’s.

The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities. The Company also has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration.

For derivative counterparties, the Company attempts to minimize credit risk by establishing relationships with counterparties rated A- and higher. The Company has executed Credit Support Annexes (CSA) with all active counterparties and requires a CSA from all new counterparties added to the counterparty pool. The CSA agreement further limits credit risk by requiring counterparties to post collateral to a trust account based on their current credit rating. The Company reviews the credit rating of the counterparties at least monthly.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored daily.

The Company’s Asset Liability Management Committee (ALCO) recommends an investment policy to both the AZOA Finance Committee (AZOA FiCo), and subsequently the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by ALCO who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. AZOA FiCo and subsequently the BOD review the policy and mandates at least annually.

Mitigation controls include a monthly report that shows the fixed income risk profile, including sector allocation, credit rating distribution, and other credit statistics. The Company performs a quarterly calculation to ensure compliance with the State of Minnesota basket clause.

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity (e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company attempts to manage liquidity within three specific domains: monitoring product development, product management, business operations, and the investment portfolio; setting asset/liability management (ALM) strategies; and managing the daily ALM and cash requirements. The Company has established cash limits, which are approved by the Company’s Risk Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid securities.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees, including GMWB, GMAB, GMIB, and GMDB.

The Company attempts to mitigate this risk by offering products that transfer interest rate risk to the policyholder and by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. The transfer of interest rate risk exposure to policyholders is based on risk-free rates versus changes in effective yield of the investment portfolio. Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also attempts to mitigate interest rate risk through asset/liability risk controls, including product development and pricing, product management, and investment asset management. The Company attempts to limit interest rate risk on variable annuity guarantees through product development and pricing and product management. As discussed further in note 21, the Company began economically hedging interest rate risk on February 22, 2010 for variable annuity guarantees on policies issued since August 2009 on the Company’s primary variable annuity product.

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. The policy value of fixed-indexed annuity products increases based on the growth of market indexes. The Company attempts to economically hedge this exposure with a combination of OTC and exchange-traded derivatives.

An additional risk is that variable annuity products have guarantees, GMWB, GMIB, GMAB, and GMDB, which provide a guaranteed level of payments irrespective of market movements. The risk here is of a market downturn or an increase in hedging costs due to greater market volatility. The Company has adopted an economic hedging program using derivative instruments to attempt to manage the delta (equity market) risk and provide for these excess guarantee payments in those situations when the separate account assets are not sufficient to provide for them. The Company does not have a vega (market volatility) hedge but attempts to manage risk prospectively through product development and pricing. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

The Company monitors the impact of equity stress scenarios on assets and liabilities at least biweekly.

The Company manages statutory capital by hedging against equity market declines. This hedge also reduces downside equity risk within a GAAP accounting framework. This equity risk is regularly monitored.

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company attempts to mitigate this risk by offering a broad range of annuity products and by operating throughout the United States. The Company actively monitors all market-related exposure and has members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. The Company also has defined suitability standards that are at least as rigorous as, and usually exceeding, the requirements of regulators.

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. In an attempt to mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed monthly. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., insureds live shorter than expected lives). The Company manages this risk primarily through reinsurance. Approximately 90% of the Company’s mortality risk on its life business is reinsured to third parties. The Company also reviews its mortality assumptions at least annually, and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure in its life and LTC business and blocks of business no longer considered core to the Company. The Company has established controls to mitigate reinsurance risk. Counterparty ratings must meet certain thresholds or a trust is required to be established. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities. The Company also diversifies its exposure across a minimum of three reinsurers for a single life product. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties at least quarterly.

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(4)	Investments

Fixed-Maturity and Equity Securities

At December 31, 2009 and 2008, the amortized cost or cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale and held-to-maturity securities are as shown in the following tables:

					Other-than-
					temporary in
	Amortized	Gross	Gross		accumulated other
	cost	unrealized	unrealized	Fair	comprehensive
	or cost	gains	losses	value	income (1)
2009:
Fixed-maturity securities,
available-for-sale:
U.S. government	$758,005	$7,714	$5,580	$760,139	$—
Agencies not backed by the
full faith and credit of the
U.S. government	48,082	1,349	—	49,431	—
States and political subdivisions	412,936	7,191	18,958	401,169	—
Foreign government	208,151	13,262	2,354	219,059	—
Public utilities	4,364,286	253,918	29,981	4,588,223	92
Corporate securities	22,129,074	1,077,325	350,440	22,855,959	22,358
Mortgage-backed securities	15,362,241	297,349	320,827	15,338,763	—
Collateralized mortgage
obligations	23,494	1,454	245	24,703	—
Total fixed-maturity securities
available-for-sale	43,306,269	1,659,562	728,385	44,237,446	22,450
Fixed-maturity securities,
held-to-maturity:
Corporate securities	137	25	—	162	—
CDOs	1,111,457	138,466	—	1,249,923	—
Total fixed-maturity securities
held-to-maturity	1,111,594	138,491	—	1,250,085	—
Equity securities	50,903	1,250	—	52,153	—
Total available-for-sale and
held-to-maturity securities	$44,468,766	$1,799,303	$728,385	$45,539,684	$22,450

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities.  It includes the portion of other-than-temporary impairment losses in accumulated other comprehensive income, which was not included in earnings under current accounting guidance.

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

		Amortized	Gross	Gross
		cost	unrealized	unrealized	Fair
		or cost	gains	losses	value
2008:
	Fixed-maturity securities:
	U.S. government	$697,066	$189,040	$—	$886,106
	Agencies not backed by the
	full faith and credit of the
	U.S. government	119,797	11,743	—	131,540
	States and political subdivisions	301,441	8,335	—	309,776
	Foreign government	203,776	22,354	—	226,130
	Public utilities (1)	3,638,089	96,104	—	3,734,193
	Corporate securities (1)(2)	18,309,905	385,685	—	18,695,590
	Mortgage-backed securities	12,210,356	486,660	—	12,697,016
	Collateralized mortgage obligations	40,792	4,925	—	45,717

	Total fixed-maturity securities	35,521,222	1,204,846	—	36,726,068
	Equity securities	84	—	9	75

	Total available-for-sale securities	$35,521,306	$1,204,846	$9	$36,726,143

(1)
Certain fixed-maturity securities have been reclassified between corporate securities and public utilities to conform to 2009 presentation, resulting in a net increase in public utilities securities to an amortized cost of $1,910,868 and a fair value of $1,951,073.

(2)
As of December 31, 2008, available-for-sale securities include held-to-maturity securities of $138 that are carried at amortized cost.  Those securities have been reported within held-to-maturity securities as of December 31, 2009.

The net unrealized gains (losses) on available-for-sale securities and cash flow hedges consist of the following at December 31:

	2009	2008	2007
Available-for-sale securities:
Fixed maturity	$931,177	$1,204,846	$1,133,890
Equity	1,250	(9)	(882)
Cash flow hedges	19,640	24,306	—
Adjustments for:
DAC	(459,414)	(705,203)	(599,149)
DSI	(52,391)	(58,587)	(60,981)
VOBA	(14,672)	(21,239)	(23,332)
URR	35,146	56,976	63,392
Deferred taxes	(161,249)	(175,376)	(179,529)
Net unrealized gains	$299,487	$325,714	$333,409

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale:
Due in one year or less	$211,957	$218,609
Due after one year through five years	4,380,163	4,609,330
Due after five years through ten years	12,466,975	13,019,035
Due after ten years	10,861,439	11,027,006
Mortgage-backed securities and collateralized
mortgage obligations	15,385,735	15,363,466
Total available-for-sale fixed-maturity securities	$43,306,269	$44,237,446

The amortized cost and fair value of held-to-maturity fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below.

	Amortized cost	Fair value
Held-to-maturity:
Due after five years through ten years	$137	$162
Due after ten years	1,111,457	1,249,923
Total held-to-maturity fixed-maturity securities	$1,111,594	$1,250,085

Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $20,870,187 as of December 31, 2009.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Proceeds from sales of available-for-sale and trading investments for the years ended December 31, 2009, 2008, and 2007 are presented in the following table:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$1,012,859	$1,413,235	$1,118,979
Proceeds from tax-free exchanges	19,455	—	—
Equity securities:
Proceeds from sales	83,927	14,906	68,230
Trading:
Fixed-maturity securities:
Proceeds from sales	565,887	1,244,445	556,061
Proceeds from tax-free exchanges	721	—	—
Equity securities:
Proceeds from sales	3,845	17,540	3,560

As of December 31, 2009 and 2008, investments with a carrying value of $93,621 and $85,741, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The Company uses certain investments, known as seed money, to establish new separate account investment options that are available with variable annuity products. The carrying value of the seed money was $52,153 at December 31, 2009 and is included within equity securities, available-for-sale on the Consolidated Balance Sheets.

The Company’s available-for-sale and trading fixed-maturity security portfolios include mortgage-backed securities and collateralized mortgage obligations. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2009:
Fixed-maturity securities,
available-for-sale:
U.S. government	$410,027	$5,580	$—	$—	$410,027	$5,580
States and political subdivisions	134,063	4,098	85,292	14,860	219,355	18,958
Foreign government	42,620	2,354	—	—	42,620	2,354
Public utilities	550,741	13,079	223,545	16,902	774,286	29,981
Corporate securities	2,563,961	46,446	2,881,481	303,994	5,445,442	350,440
Mortgage-backed securities	4,198,701	99,741	3,041,853	221,086	7,240,554	320,827
Collateralized mortgage
obligations	2,434	62	2,236	183	4,670	245

Total temporarily
impaired securities	$7,902,547	$171,360	$6,234,407	$557,025	$14,136,954	$728,385

2008:
Equity securities	$75	$9	$—	$—	$75	$9
Total temporarily
impaired securities	$75	$9	$—	$—	$75	$9

As of December 31, 2009 and 2008, there were 909 and 0 available-for-sale investment holdings that were in an unrealized loss position for fixed-maturity securities; for equity securities, there were 0 and 23, respectively. As mentioned in note 2, the Company historically impaired all available-for-sale fixed-maturity securities in an unrealized loss position prior to the adoption of new accounting guidance in 2009; therefore, the Company had no unrealized losses on fixed-maturity securities as of December 31, 2008. If the Company had not adopted the new accounting guidance in 2009, there would have been no unrealized losses.

As of December 31, 2009, of the total amount of unrealized losses, $626,906 or 86.1% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

Other-than-Temporary Impairment Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

2009
Balance as of January 1:	$197,948
Additions for credit impairments recognized on (1):
Securities not previously impaired	235,867
Securities previously impaired	7,417
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(19,539)
Securities that the Company intends to sell or more likely than not be
required to sell before recovery	—
Securities due to an increase in expected cash flows	—
Balance as of December 31:	$421,693

(1)	Total additions of $243,284 are included in the net other-than-temporary impairment losses recognized in realized investment gains (losses) in the Consolidated Statements of Operations.
Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$38,912	$113,791	$43,633
Gross losses on sales and exchanges	(77,606)	(350)	(42,273)
Other-than-temporary impairments	(13,747)	(3,580,665)	(773,279)
Net losses on fixed-maturity securities	(52,441)	(3,467,224)	(771,919)
Equity securities:
Gross gains on sales	11,455	—	1,410
Gross losses on sales	(8)	(2,611)	(617)
Other-than-temporary impairments	—	—	(76)
Net gains (losses) on equity securities	11,447	(2,611)	717
Net losses on available-for-sale securities	(40,994)	(3,469,835)	(771,202)

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

	2009	2008	2007
Trading:
Fixed-maturity securities:
Gross gains on sales and exchanges	$13,224	$36,472	$4,039
Gross losses on sales and exchanges	(46,030)	(29,872)	(7,243)
Net (losses) gains on fixed-maturity securities	(32,806)	6,600	(3,204)
Equity securities:
Gross gains on sales and exchanges	22	890	223
Gross losses on sales and exchanges	(1,261)	(1,081)	(3)
Net (losses) gains on equity securities	(1,239)	(191)	220
Fixed-maturity and equity securities:
Gross gains due to change in fair value	517,157	122,841	53,246
Gross losses due to change in fair value	(41,238)	(568,774)	(5,820)
Net gains (losses) due to change in fair value	475,919	(445,933)	47,426
Net gains (losses) on trading securities	441,874	(439,524)	44,442
Held-to-maturity:
Other-than-temporary impairments	(229,537)	—	—
Net losses on held-to-maturity securities	(229,537)	—	—
Provision for mortgage loans on real estate	(64,338)	(4,183)	(9,884)
Impairments and losses on mortgage loans on real estate	(30,561)	—	—
(Loss) gain on real estate sales	(11,874)	—	33,320
Impairments on real estate	(10,897)	—	—
Other	(4,047)	(4,717)	(7,654)
Net realized investment gains (losses)	$49,626	$(3,918,259)	$(710,978)

The decrease in other-than-temporary impairments in 2009 is primarily related to adoption of new accounting guidance as discussed in note 2.

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2009	2008	2007
Interest and similar income:
Available-for-sale fixed-maturity securities	$2,362,121	$2,218,194	$1,912,421
Mortgage loans on real estate	325,579	281,586	239,081
Investment income on trading securities	294,353	328,900	298,908
Held-to-maturity fixed-maturity securities	81,919	—	—
Rental income on real estate	25,127	24,407	34,116
Interest on loans to affiliates	22,269	47,038	27,871
Interest on loans to nonaffiliates (1)	21,602	—	—
Other invested assets	18,187	5,879	42,703
Policy loans	11,876	11,978	11,384
Short-term securities	7,823	27,123	44,910
Interest on assets held by reinsurers	3,454	3,609	3,817
Total	3,174,310	2,948,714	2,615,211
Less:
Investment expenses	56,042	39,820	49,880
Total interest and similar income, net	$3,118,268	$2,908,894	$2,565,331

(1)
As mentioned further in the Loan to Nonaffiliate section of this note, this loan and the associated interest was previously classified as a loan to affiliate and has been reclassified in 2009 as the counterparty is no longer an affiliate effective January 2009. The interest related to this loan was $20,734 and $19,510 in 2008 and 2007, respectively.

Mortgage Loans

The Company’s investment in mortgage loans on real estate at December 31, 2009 and 2008 is summarized as follows:

	2009	2008
Mortgage loans on real estate:
Commercial	$5,535,319	$4,883,265
Residential	1,429	1,505
Valuation allowances	(110,735)	(46,397)
Total mortgage loans on real estate	$5,426,013	$4,838,373

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009, mortgage loans on real estate in CA and TX exceeded the 10% concentration level by state with concentrations of 39.0% or $2,185,617, and 11.3% or $632,950, respectively. At December 31, 2008, mortgage loans on real estate in CA and TX exceeded the 10% concentration level by state with concentrations of 42.3% or $2,068,676, and 10.1% or $493,416, respectively.

Interest rates on investments in new mortgage loans ranged from a minimum of 6.06% to a maximum of 7.75%. The maximum percentage of the loan to the value of the related real estate of any outstanding loan was 80%.

The valuation allowances on mortgage loans on real estate at December 31, 2009, 2008, and 2007 and the changes in the allowance for the years then ended are summarized as follows:

	2009	2008	2007
Balance, beginning of year	$46,397	$42,214	$32,330
Charged to operations	64,338	4,183	9,884
Balance, end of year	$110,735	$46,397	$42,214

The significant increase in the valuation allowance on mortgage loans on real estate in 2009 is due to the continued deterioration in the overall commercial real estate market. The Company believes this additional provision is needed to reserve for higher expected losses through the current real estate downturn.

During 2009, the Company closed on two deeds in lieu of foreclosure for mortgage loans on real estate. The Company sold one of the properties, resulting in an $11,874 loss, which is reported within realized investment gains (losses), net on the Consolidated Statements of Operations. The Company intends to sell the other property and as such, it has been impaired to a fair value of $32,000, classified as held-for-sale and reported within other assets on the Consolidated Balance Sheets.

Variable Interest Entities

The Company’s CDOs represent significant interests in VIEs. The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, including an analysis of whether the Company absorbs the majority of the entities’ expected losses or if it receives a majority of the entities’ expected residual returns. Based on that analysis, the Company has concluded that it is not the primary beneficiary, and as such, did not consolidate the VIEs in the Consolidated Financial Statements. The CDOs are classified as fixed-maturity securities, held-to-maturity on the Consolidated Balance Sheets and reported at amortized cost.

The VIEs exist for the sole purpose of acquiring and managing a diversified portfolio of asset-backed and synthetic securities and are funded by the issuance of several tranches of funding notes. The CDOs, which are primarily the highest ranking debt tranches of each respective deal, each contain similar features. There are several classes of notes, which include a structure that subordinates one note to another. Priorities of payment provide that the most senior classes of notes are paid first. Each CDO trust holds investments in eligible assets, as defined by that specific agreement, which generally include credit asset-backed securities, mortgage-backed securities, default swaps/synthetic CDOs, other CDOs, and asset-backed

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

securities that meet specific criteria, such as criteria for credit quality, insurance requirements, or limits on the types of collateral underlying those investments. These assets have a concentration in subprime mortgage-backed securities. Each CDO also contains tests, which, if failed, will result in cash payments that would normally be directed to a junior class of note holders, be redirected to the most senior class of note holders. Finally, the CDOs contain call features that may be exercised if requested by the appropriate class of note and if other criteria required by the CDO documents are met.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2009 related to these entities.

Loans to Nonaffiliates

In January 2007, the Company, in an effort to optimize investment returns, entered into an agreement with Dresdner Kleinwort Pfandbriefe Investments (DKPII), a wholly owned subsidiary of Allianz SE prior to January 12, 2009, to manage a portfolio of German Pfandbriefe (PFs) or other European covered bonds with a credit rating of at least “AA” by S&P or Moody’s. AZL PF Investments, Inc. (AZLPF), a wholly owned subsidiary of the Company, entered into a $500,000 prepaid forward agreement to purchase common stock of DKPII in five years from Dresdner Bank Luxembourg, a wholly owned subsidiary of Dresdner Bank Aktiengesellschaft (Dresdner Bank). On January 12, 2009, Allianz SE closed the sale of 100% of Dresdner Bank, including its subsidiaries, to Commerzbank AG. Subsequent to the sale, all financial activity with Dresdner Bank, including its subsidiaries is recorded or disclosed in the Consolidated Financial Statements as nonaffiliated. For 2008 and prior, financial activity was recorded as loans to affiliates in the Consolidated Balance Sheets.

The effect of the forward agreement is a Reference Portfolio whereby DKPII designates a portfolio of assets in accordance with preestablished investment guidelines. The value of this agreement was $561,846 and $540,244 at December 31, 2009 and 2008, respectively. As of December 31, 2008, the value was included in loans to affiliates on the Consolidated Balance Sheet. However, as Dresdner Bank is no longer an affiliate of the Company as of January 12, 2009, the value of the agreement is included in loans to nonaffiliates on the Consolidated Balance Sheet as of December 31, 2009.

There is an embedded credit derivative in this agreement relating to the PFs’ values with a balance of $(2,089) and $(9,531) at December, 31, 2009 and 2008, respectively, and is reported in loans to nonaffiliates and loans to affiliates on the Consolidated Balance Sheets at December, 31, 2009 and 2008, respectively. Income (loss) on the embedded credit derivative in 2009, 2008, and 2007 was $7,442, $(9,577), and $46, respectively, and is included in derivative income (loss) on the Consolidated Statements of Operations. AZLPF is contractually protected from counterparty exposure to Dresdner Bank. Dresdner Bank pledges high-quality fixed income securities as collateral, based on 101% of the current fair value of the AZLPF position in the investment.

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Derivatives and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Consolidated Financial Statements using valuation techniques further discussed in note 5.

Each derivative is designated by the Company as either a cash flow hedging instrument (cash flow hedge) or not qualified as a hedging instrument (nonqualifying strategies).

Cash flow hedges

Interest rate swaps are used by the Company to hedge against the changes in cash flows associated with variable interest rates on certain underlying fixed-maturity securities. The interest rate swaps have notional amounts and maturity dates equal to the underlying fixed-maturity securities and were deemed to be 100% effective at December 31, 2009 and 2008. The cumulative amount of unrealized gains and losses on the effective portion of the interest rate swaps are recorded as a component of other comprehensive income.

The following table presents the components of the gains or losses related to derivatives that qualify as cash flow hedges:

	Amount of (losses) gains
Derivatives designated as	recognized at December 31,
cash flow hedging instruments	2009	2008	2007

Interest rate swaps, net of tax (benefit) expense
of $(1,633), $8,507, and $0 at December 31, 2009,
2008, and 2007, respectively	$(3,033)	$15,799	—
At December 31, 2009, the Company does not expect to reclassify any pretax gains or losses on cash flow hedges into earnings during the next 12 months. In the event that cash flow hedge accounting is no longer applied because the derivative is designated as a hedge or the hedge is not considered to be highly effective, the reclassification from accumulated other comprehensive income into earnings may be accelerated.

Nonqualifying strategies

Option Contracts

The Company utilizes OTC options and ETOs with the objective to economically hedge certain fixed-indexed annuity and life products tied to the S&P 500 index or NASDAQ 100 index as well as the objective to economically hedge certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. During 2009, the Company began utilizing ETOs to protect the Company’s statutory capital against adverse movements in equity markets. The hedge consists of various positions in equity index puts and calls.

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company will only enter into OTCs with counterparties rated A- or better. At December 31, 2009, there were nine counterparties with a net receivable exposure to the Company of $301,737. At December 31, 2009, $32,600 of that exposure was not covered by collateral held. At December 31, 2008, there were six counterparties with a net receivable exposure to the Company of $161,997. At December 31, 2008, $26,187 of that exposure was not covered by collateral held. At December 31, 2009 and 2008, respectively, the Company also had net liability positions to certain counterparties of $0 and $114,374 that were not covered by collateral posted to counterparties. This resulted in a total net receivable (liability) of $50,486 and $(106,669) as of December 31, 2009 and 2008, respectively. Collateral posted on the liability positions at December 31, 2009 and 2008 had a fair value of $141,580 and $136,071, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

During 2008, the Company established an allowance of $1,500 due to the bankruptcy of a derivative counterparty. The related receivable balance was $7,139 at December 31, 2008. This balance was settled during 2009 with the derivative counterparty. An allowance at December 31, 2009 was not considered necessary by management after review of the derivative counterparties.

The ETOs provide the Company flexibility to use instruments, which are exchange-cleared and allows the Company to mitigate counterparty credit risk. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the OCC is currently AAA from S&P. At December 31, 2009 and 2008, the Company had a net receivable position to certain clearing brokers of $125,839 and $0, respectively, related to ETOs that cleared at the OCC. The Company is required to post collateral for ETOs by the OCC. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. Collateral posted at December 31, 2009 and 2008 had a fair value of $633,499 and $0, respectively, and is included in fixed-maturity securities in the Consolidated Balance Sheets.

As of December 31, 2009 and 2008, the Company held options purchased (asset) and options sold (liability) with the following amortized cost, fair value, and notional amounts:

	2009	2008
Options:
Purchased (asset):
Amortized cost	$917,329	$484,060
Fair value	1,053,560	524,827
Notional	28,122,853	11,427,185
Sold (liability):
Basis	$798,330	$316,248
Fair value	906,586	518,778
Notional	25,939,288	7,708,902

 (Continued)

49

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and life and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index, therefore no asset or liability is recorded as of December 31, 2009 and 2008. Beginning in 2009, futures contracts are utilized to hedge the investment risk associated with seed money.

The Company is also required to post collateral for futures contracts by the Chicago Mercantile Exchange, Chicago Board of Trade, London International Financial Futures Exchange, and the Eurex. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2009 and 2008 had a fair value of $496,300 and $435,024, respectively, and is included in fixed-maturity securities on the Consolidated Balance Sheets.

Stock Appreciation Rights

The Company also enters into contracts with Allianz SE with the objective to economically hedge risk associated with Allianz SE’s stock based compensation plan which awards certain employees stock appreciation rights (SARs). The contracts are recorded at fair value within derivatives on the Consolidated Balance Sheets with the change in fair value recorded in derivative income on the Consolidated Statements of Operations. As of December 31, 2009 and 2008, the Company owned 84,012 and 71,996 contracts with a cost of $4,024 and $3,706, respectively. See further discussion of the stock-based compensation plan in note 16.

Embedded derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Consolidated Balance Sheets.

Certain fixed-indexed annuity products, variable annuity riders, and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within policy and contract account balances on the Consolidated Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations.

Forward Commitments

The Company utilizes forward commitments, on a limited basis, for the generation of income through certain actively managed portfolios. Forward commitments of $105,294, $10,943, and $0 were purchased and $104,978, $10,943, and $0 were sold by the Company during 2009, 2008, and 2007, respectively. Outstanding forward commitments are reported within derivatives on the Consolidated Balance Sheets.

 (Continued)

50

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Realized gains and losses on the sale of forward commitments and any change in fair value are reported within derivative income (loss) on the Consolidated Statements of Operations.

Interest Rate Swaps, Currency Forwards, and Credit Default Swaps

The Company had previously invested in interest rate swaps, currency forwards, and credit default swaps through certain actively managed investment portfolios. Within these portfolios, derivatives were used for hedging, replication, and income generation only. During 2009, the Company discontinued these investment portfolios as part of its overall risk management strategy and accordingly, held no assets or liabilities as of December 31, 2009. As of December 31, 2008, the investment portfolios had net liabilities of $11,685.

The credit default swaps within the investment portfolios assumed credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company was only required to pay on the contract if a credit event occurred. Credit events include bankruptcy of the reference and failure to pay by the reference. The notional amount is equal to the maximum potential future loss amount.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type, and average credit ratings for the credit derivatives in which the Company was assuming credit risk as of December 31, 2008:

Credit derivative type by derivative risk exposure and reference type	Notional amount	Fair value	Weighted average years to maturity	Average credit rating
Single name credit default swaps
Investment grade risk
Emerging markets sovereign credit	$6,100	$(1,658)	8	A-
U.S. corporate credit	1,860	(10)	5	AAA
Below investment grade risk
Emerging markets sovereign credit	2,600	(1,366)	9	B+
European Union corporate credit	200	(74)	4	B+
U.S. corporate credit	100	(12)	2	CAA+
Basket credit default swaps
Investment grade risk
U.S. corporate credit	8,177	(154)	5	BAA+
U.S. asset backed securities	1,000	(945)	29	AA
Below investment grade risk
Emerging markets sovereign credit	16,800	(2,534)	5	BA+
European Union corporate credit	2,300	(677)	3	B+
U.S. corporate credit	14,570	(2,421)	4	B-
Total	$53,707	$(9,851)

 (Continued)

51

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2008, the Company had posted $11,700 of collateral in the form of cash related to the liabilities above.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, for both cash flow hedges and nonqualifying strategies as of December 31:

	Fair value
Derivatives designated as
cash flow hedging instruments	2009	2008
Interest rate swaps	$19,640	$24,306
Total cash flow hedging instruments	$19,640	$24,306

Derivatives designated as nonqualifying
hedging intruments, net
OTC	$158,337	$6,048
ETO	(11,363)	—
SAR	1,262	647
GMWB	20,909	(312,590)
GMAB	(535,353)	(497,265)
MVLO	(7,382,927)	(6,247,616)
Other embedded derivatives	903	50,812
Forward commitments	—	12,902
Interest rate swaps	—	(2,410)
Currency forwards	—	(755)
Credit default swaps	—	(8,520)
Total nonqualifying hedging instruments	(7,748,232)	(6,998,747)
Total derivative instruments	$(7,728,592)	$(6,974,441)

Location in Consolidated Balance Sheets
Derivatives	$1,077,453	$628,042
Loans to affiliates	—	(9,531)
Loans to nonaffiliates	(2,089)	—
Future policy benefit reserves	(514,443)	(809,855)
Policy and contract account balances	(7,382,927)	(6,247,616)
Derivative liability	(906,586)	(535,481)
Total derivative instruments	$(7,728,592)	$(6,974,441)

 (Continued)

52

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following table presents the gains or losses recognized in income on the various nonqualifying strategies:

		Amount of gains (losses) on derivatives
Derivatives		recognized for the years ended December 31,
designated as nonqualifying	Location in Consolidated
hedging instruments, net	Statements of Operations	2009	2008	2007
Futures (1)	Interest and similar income, net	$—	$—	$370
SAR (1)	Interest and similar income, net	—	—	(972)
Other embedded derivatives (1)	Interest and similar income, net	—	—	46
	Total interest and similar income, net	—	—	(556)

MVLO	Policy fees	(304,516)	(66,832)	(176,192)

Futures (1)	Realized investment gains (losses), net	—	—	116

MVLO	Policyholder benefits	61,636	53,470	50,078
Other embedded derivatives (1)	Policyholder benefits	—	—	(3,260)
	Total policyholder benefits	61,636	53,470	46,818

GMWB	Change in fair value of annuity
	embedded derivatives	333,498	(312,590)	—
GMAB	Change in fair value of annuity
	embedded derivatives	(39,763)	(491,481)	3,522
MVLO	Change in fair value of annuity
	embedded derivatives	(892,431)	107,262	(626,031)
	Total change in fair value of annuity
	embedded derivatives	(598,696)	(696,809)	(622,509)

OTC	Derivative income (loss)	250,178	275,056	(209,727)
ETO	Derivative income (loss)	(46,517)	(76)	—
Futures	Derivative income (loss)	(11,150)	(1,306,124)	(43,820)
SAR (1)	Derivative income (loss)	(339)	(3,076)	—
Other embedded derivatives (1)	Derivative income (loss)	(49,909)	32,586	—
Forward commitments	Derivative income (loss)	(706)	7,969	831
Interest rate swaps	Derivative income (loss)	1,571	(2,893)	1,060
Credit default swaps	Derivative income (loss)	1,491	(7,465)	264
	Total derivative income (loss)	144,619	(1,004,023)	(251,392)

	Total derivative loss	$(696,957)	$(1,714,194)	$1,003,715)
(1)	Subsequent to the year ended December 31, 2007, the gains (losses) on these derivative instruments are included in derivative income (loss) on the Consolidated Statement of Operations.

 (Continued)

53

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(5)	Fair Value Measurements

The following financial instruments are carried at fair value on a recurring basis in the Company’s Consolidated Financial Statements: available-for-sale and trading fixed-maturity securities, freestanding and embedded derivatives, equity securities, corporate-owned life insurance, and separate accounts assets.

The Fair Value Measurements and Disclosures Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

 (Continued)

54

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31, 2009 and 2008:

	Total	Level 1	Level 2	Level 3
2009:
Assets accounted for at fair value:
Fixed-maturity securities,
available-for-sale:
U.S. government	$760,139	$760,139	$—	$—
Agencies not backed by the full faith
and credit of the U.S. government	49,431	—	47,291	2,140
States and political subdivisions	401,169	—	401,169	—
Foreign government	219,059	—	165,788	53,271
Public utilities	4,588,223	—	4,564,378	23,845
Corporate securities	22,855,959	—	21,204,990	1,650,969
Mortgage-backed securities	15,338,763	—	15,337,829	934
Collateralized mortgage obligations	24,703	—	20,986	3,717
Fixed-maturity securities, trading:
U.S. government	594,725	594,725	—	—
Agencies not backed by the full faith
and credit of the U.S. government	21,255	—	21,255	—
States and political subdivisions	54,784	—	54,784	—
Foreign government	38,919	—	38,919	—
Public utilities	594,399	—	594,399	—
Corporate securities	2,965,181	—	2,953,108	12,073
Mortgage-backed securities	878,263	—	878,263	—
Derivative investments	1,077,453	256,712	820,741	—
Equity securities, available-for-sale	52,153	52,153	—	—
Equity securities, trading	15,125	11,013	4,112	—
Corporate-owned life insurance (1)	109,069	—	109,069	—
Separate account assets (2)	15,925,814	15,925,814	—	—
Total assets accounted for at fair value	$66,564,586	$17,600,556	$47,217,081	$1,746,949
Liabilities accounted for at fair value:
Derivative liabilities (3)	$908,675	$268,076	$638,510	$2,089
Annuity and life embedded derivative
liabilities (4)	7,895,440	—	—	7,895,440
Total liabilities accounted for at fair value	$8,804,115	$268,076	$638,510	$7,897,529

 (Continued)

55

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

	Total	Level 1	Level 2	Level 3
2008:
Assets accounted for at fair value:
Fixed-maturity securities (5)	$41,887,964	$1,609,382	$38,250,019	$2,028,563
Derivative investments (3)	618,511	14,961	564,966	38,584
Equity securities	12,875	9,602	3,273	—
Corporate-owned life insurance (1)	86,388	—	86,388	—
Separate account assets (2)	11,791,728	11,791,728	—	—
Total assets accounted for at fair value	$54,397,466	$13,425,673	$38,904,646	$2,067,147
Liabilities accounted for at fair value:
Derivative liabilities	$535,481	$2,059	$533,422	$—
Annuity and life embedded derivative
liabilities (4)	7,054,576	—	—	7,054,576
Total liabilities accounted for at fair value	$7,590,057	$2,059	$533,422	$7,054,576

(1)	Corporate-owned life insurance is reported in other assets on the Consolidated Balance Sheets.

(2)	In accordance with the Financial Services—Insurance Topic of the FASB ASC, the value of separate account liabilities is set to equal the fair value of separate account assets.

(3)
As of December 31, 2009, derivative liabilities include a $2,089 embedded derivative liability reported within loans to nonaffiliates on the Consolidated Balance Sheets. As of December 31, 2008, derivative investments are net of a $9,531 embedded derivative liability reported within loans to affiliates on the Consolidated Balance Sheets.

(4)	Annuity and life embedded derivative liabilities are reported in future policy benefit reserves and policy and contract account balances on the Consolidated Balance Sheets.

(5)	As of December 31, 2008, fixed-maturity securities differ from amount reported on the Consolidated Balance Sheets due to $138 of securities that are carried at amortized cost and not included here.

The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace

 (Continued)

56

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

At December 31, 2009 and 2008, private placement securities of $1,636,200 and $1,493,372 were included in Level 3. Internal pricing models based on market proxy securities, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

(b)	Valuation of Derivatives

The fair value of option assets and liabilities are derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. Options that are internally priced are included in Level 2 because they use market observable inputs. The fair value of forward commitments, interest rate swaps, currency forwards, credit default swaps, exchange-traded options, and futures are based on quoted market prices and are generally included in Level 1.

(c)	Valuation of Corporate-Owned Life Insurance (COLI)

The policy value of COLI is recorded at fair value on the Consolidated Balance Sheets. Its fair value is tied to the S&P 500 market index at the measurement date. COLI is included in Level 2, because although its fair value is tied to its underlying assets and is market observable, the exit markets are different.

 (Continued)

57

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(d)	Valuation of Separate Account Assets

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types – bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3).

(e)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Consolidated Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. A separate amount is reserved for the GMWB rider on some fixed-indexed annuity products. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

 (Continued)

58

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Consolidated Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

The Company also has an embedded derivative asset related to a modified coinsurance agreement with Transamerica, which is reported within derivatives on the Consolidated Balance Sheets. This agreement results in a credit derivative, with a fair value based on the difference between the LIBOR and Corporate A- spread as of an average portfolio purchase date. The asset is included in Level 2 as the valuation uses market observable inputs. This derivative is on a closed block of business and is not significant to the ongoing results of the Company.

 (Continued)

59

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(f)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

		Total realized/unrealized gains (losses) included in:		Purchases, sales, issuances, and settlements	Transfer in and/or out of Level 3, net	Ending balance	Realized gains (losses) included in net income (loss) related to financial instruments still held at December 31
	Beginning balance	Net income (loss)	Other comprehensive income (loss)
2009:
Fixed-maturity securities:
Available-for-sale:
Agencies not backed by
the full faith and
credit of the
U.S. government	$2,530	$6	$(92)	$(304)	$—	$2,140	$6
Foreign government	48,020	6	(4,755)	10,000	—	53,271	6
Public utilities	13,715	2,450	(1,132)	8,812	—	23,845	2,293
Corporate securities	1,948,990	199,373	16,162	42,698	(556,254)	1,650,969	206,230
Mortgage-backed
securities	1,000	2	(3)	(65)	—	934	3
Collaterialized mortgage
obligations	2,255	17	(330)	(668)	2,443	3,717	17
Trading:
Corporate securities	12,053	3,387	—	(1,083)	(2,284)	12,073	3,349
Total fixed-maturity
securities	2,028,563	205,241	9,850	59,390	(556,095)	1,746,949	211,904
Derivative assets (liabilities)	38,584	(40,673)	—	—	—	(2,089)	(40,673)
Annuity and life embedded
derivative liabilities	(7,054,576)	234,252	—	(1,075,116)	—	(7,895,440)	(565,049)
2008:
Fixed-maturity securities	$2,690,291	$(323,508)	$(19,128)	$1,010,536	$(1,329,628)	$2,028,563	$(327,646)
Derivative assets	46	38,538	—	—	—	38,584	38,538
Annuity and life embedded
derivative liabilities	(6,247,943)	(113,366)	—	(693,267)	—	(7,054,576)	(693,714)
(g)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 3 are reported as of the beginning of the period in which the change occurs.

 (Continued)

60

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The net transfers out of Level 3 for the year ended December 31, 2009 are a result of observable inputs becoming available for certain fixed-maturity securities.

(h)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. In 2009, impairments of $229,537 were recorded on certain held-to-maturity investments. The fair value adjustments were based on a valuation model using inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily based on estimated future collateral performance, such as loss migration, loss severity, and prepayment speeds. As significant input parameters are based on nonobservable assumptions, significant management judgment is required.

In 2009, an impairment of $20,900 was recorded associated with mortgage loans on real estate. The impairment was based on the appraisal value of the underlying property that is an input classified as Level 2 in the hierarchy. As further mentioned in note 21, the Company closed on a deed in lieu of foreclosure related to this mortgage loan on real estate and the impaired value of $50,500 was transferred to real estate.

In 2009, impairments of $8,603 and $2,294 were recorded associated with real estate held for investment and real estate held for sale, respectively. The impairments were based on appraisal values that are inputs classified as Level 2 in the hierarchy.

In 2009, an impairment of $18,902 was recorded on the goodwill of one of the Company’s subsidiaries as further discussed in note 6. The impairment was based on the expected future cash flows of the business that is an input classified as Level 3 in the hierarchy.

At December 31, 2008, there were no assets or liabilities reported at fair value on a nonrecurring basis.

 (Continued)

61

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(i)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31, 2009 and 2008:

	2009		2008
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets:
Available for sale:
Fixed-maturity securities	$44,237,446	$44,237,446	$36,726,068	$36,726,068
Equity securities	52,153	52,153	75	75
Trading:
Fixed-maturity securities	5,147,526	5,147,526	5,162,034	5,162,034
Equity securities	15,125	15,125	12,800	12,800
Held-to-maturity fixed-
maturity securities	1,111,594	1,250,085	—	—
Mortgage loans on real estate	5,426,013	5,110,418	4,838,373	4,477,011
Short-term securities	1,945,630	1,945,630	1,496,911	1,496,971
Derivatives	1,077,453	1,077,453	628,042	628,042
Loans to affiliates	155,533	165,529	723,802	725,464
Loans to nonaffiliates	559,757	559,757	—	—
Policy loans	173,834	173,834	174,599	174,599
Cash	78,919	78,919	73,073	73,073
Separate account assets	15,925,814	15,925,814	11,791,728	11,791,728
Financial liabilities:
Investment contracts	$59,147,072	$59,561,351	$56,171,396	$44,717,497
Derivative liability	906,586	906,586	535,481	535,481
Mortgage notes payable	123,742	117,006	129,075	114,143
Separate account liabilities	15,925,814	15,925,814	11,791,728	11,791,728

The fair value of mortgage loans on real estate is calculated using discounted cash flows using market interest rates as of year-end representative of those that a market participant would use. Credit risk is considered in this valuation implicitly within the discount rate used. The fair value of loans to affiliates and nonaffiliates is calculated by management using the market price of a financial instrument with similar characteristics.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the future policy benefit reserves and the policy and contract claims balances on the Consolidated Balance Sheets. The fair values of the investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the

 (Continued)

62

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. The fair value of mortgage notes payable is the present value of future payment amounts, calculated using market interest rates as of year-end representative of those a market participant would use. The fair value of separate account liabilities is equal to the fair value of the separate account assets that support them.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(6)	Goodwill

Goodwill at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$503,303	$502,640	$495,243
Increased ownership in partially owned
field marketing organizations	—	—	6,181
Purchase of assets	—	1,879	—
Acquisition of ALAC	—	—	1,216
Release of tax reserve of ALAC	—	(41)	—
Impairment of goodwill	(18,902)	(1,175)	—
Balance, end of year	$484,401	$503,303	$502,640
Questar, a wholly owned subsidiary of Yorktown Financial Companies, Inc., which in turn is a wholly owned subsidiary of the Company, had an impairment of goodwill during 2009. As a result of the economic downturn and the negative financial impact on Questar, an impairment test was performed on the goodwill balance. The results of the testing determined the entire Questar goodwill amount of $18,902 was impaired, and the total amount was written off.

The increase in goodwill for 2008 is the result of an asset purchase including intangible assets of a field marketing organization of $2,049. The purchase price was allocated as follows: tangible assets received $30; intangible asset for noncompete agreement $140; deferred tax liability $(49); and goodwill $1,879.

Increase in goodwill in 2007 is the result of the exercise of put options by minority-owned field marketing organizations requiring the Company to purchase part or all of the stock or member interests of the organizations. In addition, part of the 2007 increase in goodwill was due to the purchase price of $14,542 exceeding the estimated fair value of the net assets acquired in the acquisition of ALAC.

The release of the tax reserve of ALAC was the result of state tax statutes expiring. At the time of acquisition, the seller had recorded a tax contingency reserve. The Income Taxes Topic of the FASB ASC (ASC 740) dictates that releases of tax contingency reserves that are on the books at time of acquisition be credited against goodwill as they reverse.

 (Continued)

63

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The value of goodwill for ALAC was based on estimated future profits from issuing new insurance products. An impairment evaluation of goodwill was based on the Company’s evaluation of a change in likelihood of issuing new insurance products. Since acquisition, ALAC has not issued any products and has no immediate plan to do so in the near future. As a result, in 2008, the Company determined that goodwill has no value and it was impaired to reflect this decision.

The impairments discussed above are included in general and administrative expenses on the 2009 and 2008 Consolidated Statements of Operations. There were no goodwill impairments in 2007.

(7)	Value of Business Acquired and Other Intangible Assets

VOBA at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$29,195	$28,312	$53,844
Adoption of new investment accounting
guidance (1)	(13,710)	—	—
Interest	919	1,169	1,137
Amortization	(10,536)	(2,379)	(12,350)
Change in shadow VOBA (1)	6,567	2,093	(14,319)
Balance, end of year	$12,435	$29,195	$28,312

(1)
In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on VOBA of the new guidance, is an equal and opposite change to shadow VOBA, resulting in no net impact to VOBA. See note 2 for additional information.

The net amortization of the VOBA in each of the next five years is expected to be:

2010	$6,862
2011	4,683
2012	4,398
2013	3,635
2014	2,959

 (Continued)

64

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Intangible assets at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$7,827	$10,302	$10,489
Addition	467	140	2,482
Amortization	(2,424)	(2,615)	(2,669)
Balance, end of year	$5,870	$7,827	$10,302

Amortization of intangible assets in each of the next five years is expected to be:

2010	$1,697
2011	752
2012	165
2013	101
2014	70
During 2009, 2008, and 2007, there were no events or changes in circumstances that warranted recoverability testing for intangible assets.

Accumulated amortization of VOBA and other intangible assets was $228,075 and $215,115 as of December 31, 2009, and 2008, respectively.

(8)	Deferred Acquisition Costs

DAC at December 31, 2009, 2008, and 2007 and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$8,253,502	$5,575,492	$5,265,226
Adoption of new investment accounting
guidance (1)	(2,242,032)	—	—
Capitalization	810,469	865,521	919,445
Interest	215,904	186,410	177,153
Amortization	(1,191,677)	1,732,133	(445,863)
Change in shadow DAC (1)	245,789	(106,054)	(340,469)
Balance, end of year	$6,091,955	$8,253,502	$5,575,492

(1) In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DAC of the new guidance, is an equal and opposite change to shadow DAC, resulting in no net impact to DAC. See note 2 for additional information.

 (Continued)

65

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The negative DAC amortization in 2008 is due primarily to a significant increase in other-than-temporary impairments, an increase in variable annuity guarantee reserves, and losses on investment portfolios classified as trading. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. During 2009, the Company completed a comprehensive study of assumptions underlying estimated gross profits, resulting in an “unlocking”. This study was based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The study included all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2009, 2008, and 2007 is as follows:

	2009	2008	2007
Assets:
DAC	$39,973	$(117,331)	$(185,748)
DSI	3,771	3,368	(20,290)
VOBA	319	—	—
Total asset increase (decrease)	44,063	(113,963)	(206,038)
Liabilities:
Policy and contract account balances	(5,815)	(166,800)	(478,733)
Future policy benefit reserves	67,947	(18,886)	(7,810)
Unearned premiums	1,377	—	—
Total liabilities increase (decrease)	63,509	(185,686)	(486,543)
Net (decrease) increase	(19,446)	71,723	280,505
Deferred income tax (benefit) expense	(6,806)	25,103	98,177
Net (decrease) increase	$(12,640)	$46,620	$182,328

 (Continued)

66

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(9)	Deferred Sales Inducements

DSI at December 31, 2009, 2008, and 2007 and the changes in the balance for years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$1,097,806	$767,916	$721,322
Adoption of new investment accounting
guidance (1)	(267,388)	—	—
Capitalization	342,107	128,056	118,863
Amortization	(186,577)	169,359	(64,013)
Interest	30,972	30,081	28,320
Change in shadow DSI (1)	6,196	2,394	(36,576)
Balance, end of year	$1,023,116	$1,097,806	$767,916

(1)
In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DSI of the new guidance, is an equal and opposite change to shadow DSI, resulting in no net impact to DSI. See note 2 for additional information.

The negative DSI amortization in 2008 is due primarily to a significant increase in other-than-temporary impairments, an increase in variable annuity guarantee reserves, and losses on investment portfolios classified as trading. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

 (Continued)

67

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(10)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2009			2008
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$12,730,936	$492,275	62.9	$9,775,969	$1,301,530	62.7
Ratchet and return of premium	3,839,440	439,133	65.1	3,231,730	689,316	64.4
Ratchet and rollup	5,285,246	1,194,457	66.6	4,624,497	2,087,297	66.1
Ratchet and earnings
protection rider	4,625	3,253	75.6	4,872	4,702	73.8
Reset	123,895	10,857	73.2	117,766	25,980	72.4
Earnings protection rider	343,908	28,951	63.3	291,895	69,780	62.7
Total	$22,328,050	$2,168,926		$18,046,729	$4,178,605
GMIB:
Return of premium	$200,164	$2,142	62.4	$188,077	$14,806	62.7
Ratchet and return of premium	5,562,768	252,848	64.5	5,704,906	468,852	64.1
Ratchet and rollup	6,685,807	1,112,686	64.7	5,596,569	2,334,522	64.0
Total	$12,448,739	$1,367,676		$11,489,552	$2,818,180
GMAB:
Five years	$7,754,448	$1,063,460	63.6	$7,603,356	$803,248	63.3
Ten years	5,354	257	72.7	5,831	533	71.5
Target date retirement – 7 year	547,957	—	58.8	—	—	n/a
Target date retirement – 10 year	215,221	—	54.5	—	—	n/a
Total	$8,522,980	$1,063,717		$7,609,187	$803,781
GMWB:
No living benefit	$391,611	$—	59.5	$322,178	$27,854	60.1
Life benefit with optional reset	1,959,984	21,098	63.2	832,221	349,615	67.3
Life benefit with automatic
reset	1,052,912	17,304	58.3	740,130	203,764	60.1
Life benefit with 8% rollup	16,114	56	71.7	6,901	2,004	65.6
Life benefit with 10% rollup	450,742	68	59.8	199,914	2,787	60.4
Total	$3,871,363	$38,526		$2,101,344	$586,024
The net amount at risk has decreased in 2009 due to the improved economic environment. Account values have increased due to the improved performance of the markets, which causes the guarantee reserves to decrease.

 (Continued)

68

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009, and 2008, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2009	2008
Mutual funds:
Bond	$2,312,365	$1,638,747
Domestic equity	7,488,345	3,950,854
International equity	2,039,503	1,688,463
Specialty	3,071,439	3,361,889
Total mutual funds	14,911,652	10,639,953
Money market funds	896,326	1,050,780
Other	117,836	100,995
Total	$15,925,814	$11,791,728

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in future policy benefit reserves on the Consolidated Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2007	$37,985	$41,173	$5,793	$—	$84,951
Incurred guaranteed benefits	107,231	216,386	491,482	312,590	1,127,689
Paid guaranteed benefits	(20,414)	—	(10)	—	(20,424)
Balance as of December 31, 2008	124,802	257,559	497,265	312,590	1,192,216
Incurred guaranteed benefits	(14,312)	(100,344)	39,764	(333,499)	(408,391)
Paid guaranteed benefits	(40,242)	(22,457)	(1,676)	—	(64,375)
Balance as of December 31, 2009	$70,248	$134,758	$535,353	$(20,909)	$719,450

(11)	Mortgage Notes Payable

In 2004, the Company obtained an $80,000 mortgage loan from Northwestern Mutual Life Insurance Company (Northwestern) for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with Northwestern in conjunction with the construction of an addition to the Company’s headquarters of $65,000. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2009, and 2008, the combined loan had a balance of $123,742 and $129,075, respectively. This 20-year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were used to pay off a floating rate construction loan from Wells Fargo that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.

 (Continued)

69

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Interest expense for all loans is $6,971, $7,258, and $7,942 in 2009, 2008, and 2007, respectively, and is presented in general and administrative expenses on the Consolidated Statements of Operations.

The future principal payments required under the Northwestern loan are as follows:

2010		$5,636
2011		5,955
2012		6,292
2013		6,649
2014 and beyond		99,210
	Total	$123,742

(12)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2009 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

70

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2009	2008	2007
Balance at January 1, net of reinsurance
recoverables of $221,620, $234,740,
and $324,942, respectively (1)	$59,476	$63,376	$60,189
Adjustment related to the reclassification
of reserves from prior years	7,295	—	—
Adjustment primarily related to
commutation and assumption
reinsurance on blocks of business	—	(2,710)	(98)
Incurred related to:
Current year	24,461	13,763	10,998
Prior years (1)	1,082	2,763	3,888
Total incurred	25,543	16,526	14,886
Paid related to:
Current year	2,019	1,748	1,690
Prior years (1)	21,062	15,968	9,911
Total paid	23,081	17,716	11,601
Balance at December 31, net of reinsurance
recoverables of $126,907, $221,620,
and $234,740, respectively (1)	$69,233	$59,476	$63,376

(1)	Certain 2008 and 2007 amounts have been reclassified to conform to current year presentation. The previously reported amounts in this table excluded claim data from certain product lines.

Prior year incurreds for 2009 reflect unanticipated claim development with the reinsurance assumed business. Prior year incurreds for 2008 reflect unanticipated claim development with the LTC business partially offset by commutation activity on the reinsurance assumed business. Prior year incurreds for 2007 reflect unanticipated claim development with the reinsurance assumed, LTC, and Canadian Scholarship business.

(13)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage and first dollar quota share coinsurance and YRT contracts. The Company retains a maximum of $10,000 coverage per individual life.

 (Continued)

71

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company’s reinsurers are unable to meet their contractual obligations under reinsurance contracts. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

Included in reinsurance recoverables and receivables at December 31, 2009 are $1,680,839, $937,466, $408,552, $358,987, and $256,140 of claim-related recoverables from five insurers who, as of December 31, 2009, were rated A- or higher by A.M. Best’s Insurance Reports. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain insurers. Insurers with ratings lower than A-, and without a trust account or letter of credit account for less than 5% of the total reinsurance recoverable as of December 31, 2009.

The Company has reinsurance recoverables and receivables with affiliates. Total affiliated reinsurance recoverables and receivables were $1,778 and $640 as of December 31, 2009, and 2008, respectively, and are included in reinsurance recoverables and receivables on the Consolidated Balance Sheets.

Of the amounts ceded to others, the Company ceded accident and health premiums earned to the Company’s ultimate parent, Allianz SE, of $0, $0, and $37 in 2009, 2008, and 2007, respectively.

On September 29, 2009, the Company created a subsidiary named Allianz Life of Missouri (Allianz Missouri), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 31, 2009, the Company ceded to Allianz Missouri, on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and universal life insurance policies written directly by the Company. A letter of credit was issued under an existing letter of credit facility in which Allianz SE is the applicant and the face amount of the letter of credit is in a qualifying trust established by Allianz Missouri. On December 31, 2009, an additional capital contribution was made for $282,000 to Allianz Missouri. The impact of this reinsurance agreement is eliminated through consolidation.

During 2006, the Company made the decision to exit the health products business and entered into a 100% quota share agreement with an unrelated insurance company, Houston Casualty Company (HCC), to reinsure the health block of business. Related to this transaction, the Company received a ceding commission of $140,000 for the recapture of $151,507 in reserves. In addition, the Company recorded a deferred gain of $136,803, which has been fully amortized into operations as of December 31, 2009. The Company amortized $313, $7,593, and $84,039 for 2009, 2008, and 2007, respectively, which are included in other revenue (loss) on the Consolidated Statements of Operations.

Throughout 2009, 2008, and 2007, the Company entered into reinsurance arrangements with unrelated insurance companies to reinsure additional accident and health business, as well as group life, accident and health, and LTC business that the Company decided to exit. In connection with these agreements, the Company had ceded premiums of $111,198, $124,598, and $184,871 in 2009, 2008, and 2007,

 (Continued)

72

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

respectively, and received expense allowances of $8,533, $11,838, and $12,185 in 2009, 2008, and 2007, respectively.

Prior to 2000, the Company entered into various 100% coinsurance agreements with unrelated insurance companies to coinsure certain blocks of life and annuity business. Deferred gain on reinsurance resulting from these transactions is being amortized over the projected earnings patterns of the related reinsured policies. During 2009, 2008, and 2007, $9,003, $9,876, and $11,652, respectively, were amortized and included in other revenue (loss) on the Consolidated Statements of Operations. Deferred gain on reinsurance remaining as of December 31, 2009 and 2008 was $35,147 and $44,150, respectively, and was included in other liabilities on the Consolidated Balance Sheets.

During 1999, the Company acquired all of the outstanding stock of LifeUSA Holding, Inc. (LifeUSA). As a result of the merger, the Company became party to reinsurance agreements entered into to limit exposure to loss and preserve surplus in a high-growth environment. Reinsurance recoverables of $2,351,537 and $2,354,444 were recorded as of December 31, 2009 and 2008, respectively, in connection with these agreements.

During 2003, the Company exited the traditional life reinsurance business via a 100% coinsurance agreement with an unrelated insurance company, Reinsurance Group of America, Inc. (RGA). In 2004, the majority of the in-force business that was coinsured with RGA was novated. At December 31, 2009 and 2008, the remaining deferred gain after the novation was $4,436 and $5,466, respectively, and was included in other liabilities on the Consolidated Balance Sheets. Deferred gain amortization was $1,030, $1,375, and $1,689 during 2009, 2008, and 2007, respectively, and was included in other revenue (loss) on the Consolidated Statements of Operations.

 (Continued)

73

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(14)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit)
attributable to operations:
Current tax expense	$26,816	$47,043	$64,245
Deferred tax expense (benefit)	158,425	(654,033)	(60,259)
Total income tax expense
(benefit) attributable to
net income (loss)	185,241	(606,990)	3,986
Income tax effect on equity:
Income tax expense (benefit) allocated
to stockholder’s equity:
Attributable to unrealized (losses)
gains on investments	(14,127)	(4,153)	111,800
Attributable to unrealized (losses)
on postretirement obligation	(12)	(686)	(564)
Attributable to unrealized gains
(losses) on foreign exchange	3,285	(4,265)	3,512
Total income tax effect
on equity	$174,387	$(616,094)	$118,734

 (Continued)

74

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax expense (benefit) reported on the Consolidated Statements of Operations for the respective years ended December 31 as follows:

	2009	2008	2007
Income tax expense (benefit)
computed at the statutory rate	$186,276	$(595,485)	$20,779
Dividends-received deductions and
tax-exempt interest	242	(29,999)	(18,259)
(Release) accrual of tax contingency
reserve	(684)	1,048	(2,361)
Foreign tax, net	(1,043)	(1,414)	688
Corporate owned life insurance	(7,785)	17,965	(2,450)
Nondeductible goodwill	6,616	—	—
Other	1,619	895	5,589
Income tax expense
(benefit) as reported	$185,241	$(606,990)	$3,986

 (Continued)

75

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Consolidated Balance Sheets

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which is included in other assets and other liabilities, respectively, on the Consolidated Balance Sheets, at December 31 are as follows:

	2009	2008
Deferred tax assets:
Policy reserves	$1,753,964	$2,033,475
Coinsurance deferred income	52,258	20,187
Expense accruals	213,780	73,551
Other-than-temporarily impaired assets	158,766	1,574,293
Investment and derivative income	—	90,727
Provision for postretirement benefits	8,760	10,164
Other	2,325	509
Total deferred tax assets	2,189,853	3,802,906
Deferred tax liabilities:
Deferred acquisition costs	(1,950,834)	(2,712,318)
Investment and derivative income	(82,306)	—
Depreciation and amortization	(20,117)	(16,354)
Value of business acquired	(4,352)	(10,218)
Deferred intercompany gain	(5,806)	(7,858)
Net unrealized gains on investments and foreign exchange	(339,994)	(433,688)
Other	(208)	(527)
Total deferred tax liabilities	(2,403,617)	(3,180,963)
Net deferred tax (liability) asset	$(213,764)	$621,943
Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable, could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes (received) paid by the Company were $(40,926), $(125,812), and $143,000 in 2009, 2008, and 2007, respectively. At December 31, 2009 and 2008, respectively, the Company had a tax payable to AZOA of $136,815 and $70,639, reported in other liabilities on the Consolidated Balance Sheets.

 (Continued)

76

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

At December 31, 2009 and 2008, the Company had a tax payable (receivable) separate from the agreement with AZOA in the amount of $44 and $(2,568), respectively. These amounts are for foreign taxes and taxes on a majority-owned subsidiary.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. The IRS has surveyed 2003 through 2005 and has informed the Company that they do not intend to do any further review of those years. During 2008, the IRS reviewed the credit taken for the Telephone Excise Tax on AZOA and Subsidiaries’ 2006 consolidated return. The IRS had no issues while on site and informed the Company that the review was completed and closed with no changes.

In accordance with the Income Taxes Topic of the FASB ASC, the Company recognizes liabilities for certain unrecognized tax benefits. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009	2008
Balance at January 1	$28,159	$22,961
Additions based on tax positions related to the
current year	122,613	5,198
Amounts released related to tax positions taken
in prior years	(6,309)	—
Balance at December 31	$144,463	$28,159

The balance at December 31, 2009 consists of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Because of the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized (benefits) expenses of $(683), $1,037, and $(2,361), respectively, in interest and penalties. The Company had $2,393 and $3,076, for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

(15)	Related-Party Transactions

(a)	Loans to Affiliates

The Company held related-party invested assets of $155,533 and $723,802 at December 31, 2009 and 2008, respectively, representing 0.3% and 1.4% of total invested assets and 2.5% and 23.6% of capital for the respective years. The Company does not foresee a credit risk with these investments given the financial strength of Allianz SE, which currently has an A.M. Best rating of A+ and a

 (Continued)

77

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Standard & Poor’s rating of AA. The December 31, 2008 balance included a forward agreement with a former affiliated company, valued at $540,244. See note 4 for additional information.

In 2003, the Company entered into an agreement to lend Allianz SE $350,000. In 2004, the Company transferred, in the form of a dividend, a portion of the loan to AZOA with a carrying value of $90,000. In 2006, the Company transferred, in the form of a dividend, an additional portion of the loan to AZOA with a carrying amount of $130,000. The remaining loan balance was $106,589 and $130,000 at December 31, 2009 and 2008, respectively, and will be repaid, plus interest over ten years; semiannual interest payments for the first five years and amortized semiannual payments of principal and accrued interest over the last five years. Repayment of this loan started in 2009 with year to date principal payments received through December 31, 2009 in the amount of $23,411. The interest rate is 5.18%. Interest of $6,361, $6,734, and $6,734 was earned during 2009, 2008, and 2007, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations. The loan was collateralized by a €100,000 Buoni Poliennali Del Tes Government Bond with a fair value of $152,049 at December 31, 2009.

In 2001, the Company entered into an agreement to lend AZOA $100,000. The remaining loan balances are $48,944 and $63,089 as of December 31, 2009 and 2008, respectively. The loan plus interest will be repaid over twelve years, semiannual interest payments for the first five years, and level semiannual payments of principal and accrued interest over the last seven years. Repayment of this loan started in 2006 with year-to-date principal payments received through December 31, 2009 and 2008, in the amount of $14,145 and $13,181, respectively. The interest rate is a fixed rate of 7.18%. AZOA pledged as collateral a security interest in shares of the common stock outstanding of Allianz Global Risks US Insurance Company, which had a statutory book value as of the date of the loan equal to 125% of the loan. Interest of $4,275, $5,238, and $6,137 was earned during 2009, 2008, and 2007, respectively, and is included in interest and similar income, net on the Consolidated Statements of Operations.

(b)	Loan to Parent Company – Stockholder’s Equity

In 2002, the Company entered into an agreement to lend AZOA $250,000. The loan plus interest will be repaid over 10 years, semiannual interest payments for the first five years and level semiannual payments of principal and accrued interest over the last five years. The interest rate is a fixed rate of 6%. The loan is not collateralized. Repayment of this loan started in 2008 with year-to-date principal payments received through December 31, 2009 and 2008 in the amount of $46,966 and $44,269, respectively. The fair value of the loan was $168,877 and $210,300 at December 31, 2009 and 2008, respectively. The outstanding loan balance was $158,765 and $205,731 at December 31, 2009 and 2008, respectively, and is included as a component of stockholder’s equity on the Consolidated Balance Sheets. Interest of $11,634, $14,332, and $15,000 was earned during 2009, 2008, and 2007 and is included in interest and similar income, net on the Consolidated Statements of Operations.

 (Continued)

78

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(c)	Securities Lending

The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions for short periods of time. The agent for the Company was Dresdner Klienwort Wasserstein, an affiliate prior to January 12, 2009. The Company suspended securities lending activity in 2008 and accordingly had no loaned securities outstanding as of December 31, 2009 or 2008 and had no accepted collateral that can be sold or repledged as of December 31, 2009 or 2008. The Company earned fee revenue of $0, $5,552, and $5,190 for the years ended December 31, 2009, 2008, and 2007, respectively, in connection with these arrangements, which is reported in interest and similar income, net on the Consolidated Statements of Operations.

(d)	Real Estate

The Company has real estate investment properties leased to affiliates. The Company reported $1,114, $1,073, and $4,064 in 2009, 2008, and 2007, respectively, for rental income, which is included in interest, and similar income, net on the Consolidated Statements of Operations. The Company has an agreement to sublease office space to a related party, Fireman’s Fund Insurance Company (FFIC), a sister company wholly owned by the same parent company, AZOA. The Company received rental income of $936, $811, and $86 in 2009, 2008, and 2007, respectively. In addition, the Company leases office space from FFIC pursuant to a sublease agreement. In connection with this subleasing arrangement, the Company has incurred rent expense of $158, $190, and $157 in 2009, 2008, and 2007, respectively, which is included in general and administrative expenses on the Consolidated Statements of Operations.

(e)	Service Fees

The Company incurred fees for services provided by affiliated companies of $40,898, $39,980, and $50,929 in 2009, 2008, and 2007, respectively. The Company’s liability for these expenses was $2,003 and $1,576 at December 31, 2009 and 2008, respectively, and is included in other liabilities on the Consolidated Balance Sheets. On a quarterly basis, the Company pays the amount due through cash settlement.

The Company earned revenues for various services provided to affiliated companies of $5,699, $7,157, and $5,330 in 2009, 2008, and 2007, respectively. The receivable for these expenses was $84 and $18 at December 31 2009 and 2008, respectively, and is included in other assets on the Consolidated Balance Sheets. On a quarterly basis, the Company receives payment through cash settlement.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), Allianz Global Distributors LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of

 (Continued)

79

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

variable products that offer investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $2,506, $1,499, and $3,874 during 2009, 2008, and 2007, respectively, which is included in other revenue (loss) on the Consolidated Statements of Operations. At December 31, 2009 and 2008, $893 and $(147), respectively, were included for these fees in receivables on the Consolidated Balance Sheets. Expenses incurred to these affiliates for management of subadvised investment options were $1,480, $3,027, and $4,097 during 2009, 2008, and 2007, respectively, which are included in general and administrative expenses on the Consolidated Statements of Operations. The related payable to these affiliates was $110 and $108 at December 31, 2009 and 2008, respectively, which is included in other liabilities on the Consolidated Balance Sheets.

(f)	Financial Guarantee

In October 2008, Allianz SE invested $2,500,000 in The Hartford Financial Services Group, Inc. (Hartford) using funds from their subsidiaries. The Company had a $130,000 invested portion of the transaction. In connection with the Company’s investment, Allianz SE has issued a financial guarantee of the notional amount in 10% fixed-to-floating rate junior subordinated notes of Hartford. The Company records the guarantee as the difference between par value and the fair value of the bond. If at any time during the fixed rate period of the notes (ending October 15, 2018), the rating attributed by any one of S&P or Moody’s falls below investment grade, or Hartford is subject to an event of default with its obligations under the notes, the Company has the right to sell the notes to Allianz SE. During 2009, the notes were downgraded by S&P from BBB- to BB+, which is below investment grade. This gives the Company the right to sell the notes to Allianz SE; however; the Company has not chosen to exercise the right at this time. The consideration to be delivered by Allianz SE will be equal to the notional amount of the notes. At the option of Allianz SE, such consideration will be paid either in cash or senior notes of Allianz SE or one of its financial subsidiaries.

(g)	Capital Contributions

The Company received capital contributions in 2009 and 2008 from AZOA of $1,500,000 and $280,000, respectively.

(h)	Investment Purchase from Affiliate

At a similar time as the capital contribution mentioned above, the Company entered into a purchase agreement with AZ-Arges Vermögensverwaltungsgesellschaft mbH, a subsidiary of Allianz SE, for the purchase of CDOs. During 2009, the Company settled trades for $1,349,587 of CDOs with a par value of $2,726,416.

(i)	Acquisition of Additional Ownership Interest

In September 2009, Allianz Individual Insurance Group, LLC (AZIIG), a wholly owned subsidiary of the Company, acquired the remaining 27.5% ownership interest of Advisors IG, LLC (Advisors)

 (Continued)

80

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

for $9,350, through a put option exercised by Advisors. As a result of the acquisition of the additional ownership interest, Advisors is now a wholly owned subsidiary of AZIIG.

(16)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by AZOA. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. Under the eligible employees’ provisions, the Company will match 100% of contributions up to a maximum of 6% of the employees’ eligible compensation. Starting January 1, 2010, the Company will match up to 7.5% of eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

In February 2010, the Company declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan year ended December 31, 2009. The contribution will be funded in 2010. The Company also declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan years ended December 31, 2008 and 2007, reported in general and administrative expenses on the accompanying Consolidated Statements of Operations and funded in 2009 and 2008, respectively. Employees are not required to participate in the AAAP to be eligible for the profit-sharing contribution. Starting January 1, 2010, the Company will not be making a profit-sharing contribution.

The expenses of administration of the AAAP and the trust fund, including all fees of the trustee, investment manager, and auditors, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any counsel fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $10,737, $8,271, and $9,960 in 2009, 2008, and 2007, respectively, toward the AAAP matching contributions and administration expenses.

A defined group of highly compensated employees is eligible to participate in the AZOA Deferred Compensation Plan adopted January 1, 2008, which replaced the Allianz Life Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately invested. Participants and the Company share the administrative fee. The accrued liability of $8,542 and $8,405 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company may decide to make discretionary contributions to the plan in the form and manner the Company determines. Discretionary contributions are currently determined based on production. The accrued liability of $7,440 and $6,733 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

 (Continued)

81

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees SARs and restricted stock units (RSUs) that are tied to Allianz SE stock. Allianz SE determines the number of SARs and RSUs granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period. A change in value of $1,165, $(2,324), and $4,326 was recorded in 2009, 2008, and 2007, respectively, and is included in general and administrative expenses on the Consolidated Statements of Operations. The related liability of $3,126 and $2,360 as of December 31, 2009 and 2008, respectively, is recorded in other liabilities on the Consolidated Balance Sheets.

The Company participates in the Employee Stock Purchase Plan sponsored by AZOA that is designed to provide eligible employees with an opportunity to purchase American Depository Shares (ADSs) of Allianz SE at a discounted price. An aggregate amount of 250,000 Ordinary Shares is reserved for this plan. Allianz SE determines the purchase price of the share based on the closing price of an Ordinary Share of Allianz SE on the Frankfurt stock exchange on the date of each purchase. Employees are given the opportunity to purchase these shares quarterly on predetermined dates set by Allianz SE. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase settlement date. Effective October 26, 2009, the ADSs were delisted from the New York Stock Exchange and started trading on the U.S. over-the-counter market through the OTCQX (which is an online trading platform). Because of the delisting, an exception was made effective September 29, 2009, to fully vest shares that were considered “restricted” as of September 28, 2009. Additionally, the last 2009 purchase, originally scheduled to occur in November, was postponed to December. Employees who had made payroll contributions toward the December purchase were provided the opportunity for a one-time opt out of this purchase and receive a refund of their contribution. The difference between the market price and the discount price, or the discount, is paid by the Company and amounted to $342, $215, and $457 in 2009, 2008, and 2007, respectively, and is recorded in other liabilities on the Consolidated Balance Sheets. The discount is reflected as taxable income in the year of purchase to employees.

In 2005, the Company started an Employee Severance Pay Plan for the benefit of eligible employees. The plan may provide severance benefits on account of an employee’s termination of employment from the Company. To become a participant in the plan, an employee must be involuntarily terminated. In addition, the Company must determine that it wishes to provide the employee with a severance payment and must issue a written Severance Pay Award. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for payments under the plan. Effective June 1, 2008, the Company adopted the AZOA Severance Allowance Plan, which replaced the Employee Severance Pay Plan. Under the AZOA Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $3,164, $8,247, and $5,712 in 2009, 2008, and 2007, respectively, toward severance payments.

The Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan. Associated with these plans, the Company provides certain postretirement benefits to employees who retired on or before December 31, 1988 or who were hired before December 31, 1988 and who have at least 10 years of service when they reach age 55. In November 2009, the Company announced changes to its retiree health program including the discontinuation of the

 (Continued)

82

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

Company’s subsidization of postretirement medical and dental benefits. The only remaining postretirement obligation is retiree life insurance. The Company’s plan obligation at December 31, 2009 and 2008 was $2,344 and $7,905, respectively. This liability is included in other liabilities on the Consolidated Balance Sheets. The Company began prefunding its postretirement liability in 2005. The Company’s plan assets, held in a Welfare Benefit Trust, at December 31, 2009 and 2008 were $22,984 and $16,720, respectively.

In accordance with the Compensation – Retirement Benefits Topic of the FASB ASC (ASC 715), the amounts recognized in accumulated other comprehensive income, net of tax consist of:

	2009	2008	2007
Net actuarial gain	$2,243	$521	$78
Prior service cost	(2,266)	(1,794)	(1,190)
Total	$(23)	$(1,273)	$(1,112)

Over the next fiscal year, the estimated actuarial loss and estimated prior service cost that will be amortized from accumulated other comprehensive income, net of tax into net periodic benefit cost are $6 and $0, respectively.

Currently, the amount of plan assets to be returned to the Company has not been determined.

(17)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, future policy benefit reserves and policy and contract account balances calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2009 and 2008 was $3,923,209 and $2,009,309, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2009 and 2008 were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the

 (Continued)

83

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

next preceding year. Ordinary dividends of $41,744 can be paid in 2010 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company was 552% and 411% as of December 31, 2009 and 2008, respectively. Regulatory action against a company may begin when this ratio falls below 200%.

(18)	Commitments and Contingencies

The Company and its subsidiaries are involved in various pending or threatened legal proceedings, including putative and certified class action proceedings, arising from the conduct of their business. The Company also owns a registered retail broker-dealer that is subject to a putative class action proceeding and individual arbitration proceedings. For the remaining above-mentioned pending lawsuits and matters, the Company cannot predict the potential outcome at this state of the proceedings. In November 2007, the Company settled one of the pending class action lawsuits. In October 2009, the Company received a favorable trial verdict on one of the above class action lawsuits. Individuals’ claims agreed to under the settlement are still being processed, so uncertainty remains on the Company’s ultimate obligation. The Company recognizes legal costs for defending itself as incurred.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, distribution companies, and broker-dealers, has been the subject of increasing scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators are investigating various selling practices in the annuity industry, including suitability reviews, product exchanges, and sales to seniors. In certain instances, these investigations have led to regulatory enforcement proceedings. Included in these proceedings are several lawsuits brought by the Minnesota Attorney General’s Office against insurance companies that offer annuities. One of these lawsuits was filed against the Company in January 2007 alleging unsuitable sales of fixed annuities to seniors. That lawsuit was settled in October 2007. While the Company expressly denied the allegations, the Company agreed to adopt certain modifications to the Company’s suitability review process and to offer a review process to Minnesota seniors who had purchased deferred fixed annuities since 2001. The Company is also subject to ongoing market conduct examinations and investigations by state insurance regulators. In some instances, these examinations and investigations may lead to enforcement proceedings, which could result in modifications to the Company’s business processes, remediation, and/or penalties. In

 (Continued)

84

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

February 2008, the Company agreed to a settlement with the California Department of Insurance arising out of a market conduct examination report and related enforcement proceeding issued in 2006. While denying the Department’s allegations, the Company agreed to adopt additional modifications to the Company’s suitability review process, to certain enhancements to the Company’s existing processes and to payment of certain penalties, contributions, and costs. The impact of these settlements was not material to the Consolidated Financial Statements.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, when and if it becomes fully operational, will subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. The rule will also have the effect of subjecting distribution and advertising of fixed-indexed annuity products to the jurisdiction of the Financial Industry Regulatory Authority. It can be expected that Rule 151A would have the effect of making fixed-indexed annuity product development more difficult and expensive. Rule 151A could also have the effect of reducing distribution channels for fixed-indexed annuity products.

It can be expected that annuity sales practices will be an ongoing source of litigation and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industrywide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

The Company holds a minority equity interest in a certain field marketing organization. Certain provisions within the stockholder’s agreement require the Company to purchase all of the stock in the entity if and when principals of the field marketing organization choose to exercise certain available options. The exercise period for the put option is the first 120 days of each calendar year commencing on January 1, 2011 and expiring on April 30, 2014. If the put option was exercised, requiring the Company to purchase all of the stock in the entity, the total purchase price that would be paid by the Company based on current calculations would be $9,985.

The Company has private placement investments that require a commitment of capital within the next year. The Company had capital commitments of $21,000 and $0 at December 31, 2009 and 2008, respectively.

The Company has commercial mortgage loan investments that do not require additional commitments of capital. The Company had capital commitments for new mortgage loans of $0 and $118,900 at December 31, 2009 and 2008, respectively.

 (Continued)

85

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company leases office space and certain furniture and equipment pursuant to operating leases with some leases containing renewal options and escalation clauses. Expense for all operating leases was $3,284, $4,980, and $5,454 in 2009, 2008, and 2007, respectively. The future minimum lease payments required under operating leases are as follows:

2010		$2,573
2011		1,932
2012		1,460
2013		1,171
2014 and beyond		807
	Total	$7,943

During 2006, the Company entered into capital leases to finance furniture and equipment for the addition to the Company’s headquarters. The cost and accumulated depreciation of the financed assets were $5,244 and $(2,293) at December 31, 2009 and $10,507 and $(5,199) at December 31, 2008, respectively, and are included in other assets. Depreciation on the financed assets was $2,357, $2,504, and $2,696 in 2009, 2008, and 2007, respectively. The future minimum lease payments and present value of the net minimum lease payments are as follows:

2010		$891
2011		891
2012		891
2013		826
2014 and beyond		9
	Total minimum lease payments	3,508
Less executory costs (estimated)		238
	Net minimum lease payments	3,270
Less imputed interest		191
	Present value of net minimum
	lease payments	$3,079

 (Continued)

86

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

The Company owns numerous commercial and real estate investment properties leased to various tenants. The typical lease period is five to ten years with some leases containing renewal options. Under net leases in addition to their base rent, the tenants are directly responsible for the payment of property taxes, insurance, and maintenance costs relating to the leased property. Under gross leases, the tenants pay a rent amount grossed up to include the cost of taxes, insurance, and maintenance. The cost and accumulated depreciation on leased properties at December 31, 2009 was $395,477 and $(49,022), respectively. Future minimum lease receipts under noncancelable leasing arrangements as of December 31, 2009 are as follows:

2010		$21,232
2011		20,103
2012		17,815
2013		13,588
2014 and beyond		23,325
	Total	$96,063

Included in the future minimum lease receipt amounts above are leases on real estate classified as held-for-sale by the Company at December 31, 2009. Upon completion of the sale of the real estate, it is expected that these leases will be assigned to the purchaser. The total carrying value of the leased property was $32,000 at December 31, 2009. The future minimum lease payments required under these operating leases are as follows:

2010		$3,688
2011		3,382
2012		2,280
2013		1,085
2014 and beyond		2,308
	Total	$12,743

The Company has a service agreement (the agreement) with certain broker-dealers for a marketing support program related to the distribution of select variable insurance products. Under the agreement, the Company pays a base service fee of 0.10% on the amount of variable insurance products under management at the commencement of the agreement. An additional service fee of 0.15% is calculated on the total variable insurance products under management held in excess of this base amount. The fee is calculated on a monthly basis and is paid quarterly. Either party may terminate the agreement with a 90-day notice. Upon termination, the service fee continues to be paid from the date of termination for a period of ten years provided that the broker-dealer is not in material breach of the contract. In the event of termination, the Company has calculated its total commitment at December 31, 2009 to be $3,021 annually with a total commitment of $30,205. The calculation was based on the total variable insurance products under management as of December 31, 2009, due to the variability in estimating future assets under management (such as sales, lapse rate, and fund performance). Total expense under the agreement amounted to $2,619, $2,346, and $1,865 in 2009, 2008, and 2007, respectively.

 (Continued)

87

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(19)	Capital Structure

The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized, issued, and outstanding	Par value, per share	Redemption rights	Voluntary or involuntary liquidation rights
Common stock	40,000,000	$1.00	None	None
20,000,001
20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board	Designated by Board
	18,903,484		for each series issued	for each series issued
18,903,484
Class A, Series A	8,909,195	1.00	$35.02 per share plus	$35.02 per share plus
	8,909,195		an amount to yield a	an amount to yield a
	8,909,195		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class A, Series B	10,000,000	1.00	$35.02 per share plus	$35.02 per share plus
	9,994,289		an amount to yield a	an amount to yield a
	9,994,289		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class B	400,000,000	1.00	Designated by Board	Designated by Board
	—		for each series issued	for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See note 1 for further discussion.

Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

As discussed in notes 2 and 15 to these Consolidated Financial Statements, the Company carried out various capital transactions with related parties during 2009, 2008, and 2007.

 (Continued)

88

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except share data and security holdings quantities)

(20)	Foreign Currency Translation

An analysis of foreign currency translation, net of tax for the respective years ended December 31 follows:

	2009	2008	2007
Beginning amount of cumulative translation adjustments	$6,487	$14,409	$7,889
Aggregate adjustment for the period
resulting from translation adjustments	9,386	(12,187)	10,032
Amount of income tax (expense) benefit
for the period related to aggregate adjustment	(3,285)	4,265	(3,512)
Net aggregate translation included in equity	6,101	(7,922)	6,520
Ending amount of cumulative translation adjustments	$12,588	$6,487	$14,409

Canadian foreign exchange rate at end of year	0.95388	0.81004	1.01322

(21)	Subsequent Events

No material subsequent events have occurred since December 31, 2009 that require adjustment to the financial statements.

On February 1, 2010, the Company finalized its transfer of a portion of its Canadian life insurance business to another carrier through an assumption reinsurance agreement. The reserve liabilities transferred were approximately $7,714 as of the date of the transaction. As part of the transaction, the Company also transferred an existing administration agreement to the new carrier.

On February 12, 2010, the Company closed on a deed in lieu of foreclosure for a mortgage loan on real estate. The fair value of $50,500, which is based on the appraised value of the property as of December 28, 2009, was transferred to real estate. No additional impairments or losses were recorded at the time of the transfer.

On February 22, 2010, the Company began hedging interest rate risk on variable annuity withdrawal and accumulation benefit guarantees for policies issued since August 2009 on the Company’s primary variable annuity product.

89

Schedule I

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Summary of Investments – Other than Investments in Related Parties

December 31, 2009

Type of investment	Cost (1)	Fair value	Amount at which shown in the Consolidated Balance Sheet
Fixed-maturity securities:
Fixed-maturity securities, available-for-sale:
U.S. government	$758,005	$760,139	$760,139
Agencies not backed by the full faith and credit of
the U.S. government	48,082	49,431	49,431
States and political subdivisions	412,936	401,169	401,169
Foreign government	208,151	219,059	219,059
Public utilities	4,364,286	4,588,223	4,588,223
Corporate securities	22,129,074	22,855,959	22,855,959
Mortgage-backed securities	15,362,241	15,338,763	15,338,763
Collateralized mortgage obligations	23,494	24,703	24,703
Total fixed-maturity securities, available-for-sale	43,306,269	44,237,446	44,237,446
Fixed-maturity securities, trading:
U.S. government	582,384	594,725	594,725
Agencies not backed by the full faith and credit of
the U.S. government	20,558	21,255	21,255
States and political subdivisions	56,781	54,784	54,784
Foreign government	37,501	38,919	38,919
Public utilities	572,466	594,399	594,399
Corporate securities	2,948,705	2,965,181	2,965,181
Mortgage-backed securities	929,982	878,263	878,263
Total fixed-maturity securities, trading	5,148,377	5,147,526	5,147,526
Fixed-maturity securities, held-to-maturity:
Collateralized debt obligations	1,111,457	1,249,923	1,111,457
Corporate securities	137	162	137
Total fixed-maturity securities, held-to-maturity	1,111,594	1,250,085	1,111,594
Total fixed-maturity securities	49,566,240	50,635,057	50,496,566
Equity securities:
Equity securities, available-for-sale:
Common stocks:
Seed money	50,903	52,153	52,153
Equity securities, trading:
Common stocks:
Industrial and miscellaneous	16,341	15,125	15,125
Total equity securities	67,244	$67,278	67,278
Other investments:
Mortgage loans on real estate, net	5,426,013		5,426,013
Short-term securities	1,945,630		1,945,630
Derivatives	1,077,453		1,077,453
Real estate	314,454		314,454
Loans to nonaffiliates	559,757		559,757
Loans to affiliates	155,533		155,533
Policy loans	173,834		173,834
Other invested assets	3,803		3,803
Total other investments	9,656,477		9,656,477
Total investments	$59,289,961		$60,220,321
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums, accrual discounts, or impairments.
See accompanying report of independent registered public accounting firm.

90

Schedule II

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Supplementary Insurance Information

	December 31,					Year ended December 31,
			Future
			benefit
			reserves			Net	Interest
			and policy		Policy	premium	and		Net change	Net change
	Deferred	Deferred	and contract		and	and	similar		in deferred	in policy	Other
	acquisition	sales	account	Unearned	contract	policy	income,	Net	sales	acquisition	operating
	costs	inducements	balances	premiums	claims	fees	net	benefits	inducements*	costs**	expenses
2009:
Life	$249,620	$(154)	$2,229,584	11,191	$22,043	$100,963	$54,094	$92,056	$(188)	$(6,508)	$50,426
Annuities	5,739,937	1,023,270	60,603,476	86,007	1,269	681,157	3,037,167	2,228,808	(186,314)	171,557	1,420,850
Accident and health	102,398	—	1,450,144	64,542	195,998	131,185	27,007	87,534	—	255	31,800
	$6,091,955	$1,023,116	$64,283,204	161,740	$219,310	$913,305	$3,118,268	$2,408,398	$(186,502)	$165,304	$1,503,076
2008:
Life	$238,049	$(636)	$2,133,880	5,670	$19,593	$86,037	$45,538	$53,206	$108	$(52,701)	$113,165
Annuities	7,912,800	1,098,442	57,349,485	197,912	150	916,525	2,837,763	2,471,795	(327,604)	(2,731,925)	1,312,587
Accident and health	102,653	—	1,256,315	68,174	280,478	124,075	25,593	87,022	—	562	38,909
	$8,253,502	$1,097,806	$60,739,680	271,756	$300,221	$1,126,637	$2,908,894	$2,612,023	$(327,496)	$(2,784,064)	$1,464,661
2007:
Life	$188,301	$(264)	$2,055,549	186	$19,952	$70,955	$43,857	$61,244	$8,046	$(23,490)	$83,638
Annuities	5,283,977	768,180	50,737,462	149,998	—	679,317	2,501,608	1,658,779	(91,216)	(609,862)	1,532,096
Accident and health	103,214	—	1,061,074	67,223	298,153	128,585	19,866	82,937	—	(17,383)	70,702
	$5,575,492	$767,916	$53,854,085	217,407	$318,105	$878,857	$2,565,331	$1,802,960	$(83,170)	$(650,735)	$1,686,436
*	See note 9 for aggregate gross amortization of deferred sales inducements.
**	See note 8 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

91

Schedule III

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Reinsurance

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Years ended	amount	companies	companies	amount	to net
December 31, 2009:
Life insurance in force	$23,996,848	$23,244,205	$8,967,179	$9,719,822	92.3%
Premiums and policy fees:
Life	139,806	61,672	22,829	100,963	22.6%
Annuities	682,059	218	(684)	681,157	(0.1)
Accident and health	229,976	113,949	15,158	131,185	11.6
Total premiums and policy fees	$1,051,841	$175,839	$37,303	$913,305	4.1%
December 31, 2008:
Life insurance in force	$23,565,296	$23,343,902	$8,722,528	$8,943,922	97.5%
Premiums and policy fees:
Life	128,994	66,024	22,941	85,911	26.7%
Annuities	919,284	2,004	(754)	916,526	(0.1)
Accident and health	227,905	122,005	18,300	124,200	14.7
Total premiums and policy fees	$1,276,183	$190,033	$40,487	$1,126,637	3.6%
December 31, 2007:
Life insurance in force	$21,558,390	$21,380,158	$9,487,390	$9,665,622	98.2%
Premiums and policy fees:
Life	121,600	75,160	24,515	70,955	34.6%
Annuities	677,833	(2,258)	(774)	679,317	(0.1)
Accident and health	259,044	182,914	52,455	128,585	40.8
Total premiums and policy fees	$1,058,477	$255,816	$76,196	$878,857	8.7%
See accompanying report of independent registered public accounting firm.

92

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Minneapolis, Minnesota
March 24, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 4,645	$ 3,117	$ 1,381	$ 2,227	$ 3,662	$ 3,661
Total Assets	4,645	3,117	1,381	2,227	3,662	3,661

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,645	3,117	1,381	2,227	3,662	3,661

Contract Owners' Equity:
Contracts in Accumulation Period	4,639	3,117	1,379	2,184	3,649	3,661
Contracts in Annuity Payment Period	6	-	2	43	13	-
Total Contract Owners' Equity	$ 4,645	$ 3,117	$ 1,381	$ 2,227	$ 3,662	$ 3,661

Investment Shares	228	125	53	48	94	343
Investments at Cost	$ 5,992	$ 3,128	$ 981	$ 2,488	$ 5,103	$ 6,181

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Alger American SmallCap Growth Portfolio	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund

Assets:
Investments at Net Asset Value	$ 609	$ 316,324	$ 2,830	$ 129,820	$ 326,427	$ -
Total Assets	609	316,324	2,830	129,820	326,427	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	609	316,324	2,830	129,820	326,427	-

Contract Owners' Equity:
Contracts in Accumulation Period	609	316,310	2,830	129,820	326,426	-
Contracts in Annuity Payment Period	-	14	-	-	1	-
Total Contract Owners' Equity	$ 609	$ 316,324	$ 2,830	$ 129,820	$ 326,427	$ -

Investment Shares	24	23,242	278	11,358	27,828	-
Investments at Cost	$ 578	$ 326,033	$ 2,826	$ 128,002	$ 305,191	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Assets:
Investments at Net Asset Value	$ 57,894	$ 48,201	$ -	$ 401,845	$ 150,833	$ 266,260
Total Assets	57,894	48,201	-	401,845	150,833	266,260

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	57,894	48,201	-	401,845	150,833	266,260

Contract Owners' Equity:
Contracts in Accumulation Period	57,894	48,189	-	401,754	150,817	266,235
Contracts in Annuity Payment Period	-	12	-	91	16	25
Total Contract Owners' Equity	$ 57,894	$ 48,201	$ -	$ 401,845	$ 150,833	$ 266,260

Investment Shares	8,798	5,560	-	37,946	19,190	35,080
Investments at Cost	$ 59,188	$ 50,655	$ -	$ 354,952	$ 178,395	$ 339,165

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL First Trust Target Double Play Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund

Assets:
Investments at Net Asset Value	$ -	$ 180,301	$ 54,234	$ 558,063	$ 5,844	$ 797,026
Total Assets	-	180,301	54,234	558,063	5,844	797,026

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	180,301	54,234	558,063	5,844	797,026

Contract Owners' Equity:
Contracts in Accumulation Period	-	180,273	54,234	557,990	5,844	797,020
Contracts in Annuity Payment Period	-	28	-	73	-	6
Total Contract Owners' Equity	$ -	$ 180,301	$ 54,234	$ 558,063	$ 5,844	$ 797,026

Investment Shares	-	13,587	5,317	55,254	580	87,107
Investments at Cost	$ -	$ 193,222	$ 53,292	$ 536,808	$ 5,857	$ 898,208

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Fusion Moderate Fund	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 894,989	$ 35,015	$ -	$ 142,389	$ 265,918	$ 163,917
Total Assets	894,989	35,015	-	142,389	265,918	163,917

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	894,989	35,015	-	142,389	265,918	163,917

Contract Owners' Equity:
Contracts in Accumulation Period	894,989	35,015	-	142,364	265,901	163,917
Contracts in Annuity Payment Period	-	-	-	25	17	-
Total Contract Owners' Equity	$ 894,989	$ 35,015	$ -	$ 142,389	$ 265,918	$ 163,917

Investment Shares	92,938	2,631	-	16,831	20,759	13,833
Investments at Cost	$ 885,015	$ 35,146	$ -	$ 148,831	$ 245,239	$ 160,898

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Money Market Fund	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund

Assets:
Investments at Net Asset Value	$ 854,706	$ -	$ 3,399	$ 127,746	$ -	$ -
Total Assets	854,706	-	3,399	127,746	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	854,706	-	3,399	127,746	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	854,062	-	3,399	127,740	-	-
Contracts in Annuity Payment Period	644	-	-	6	-	-
Total Contract Owners' Equity	$ 854,706	$ -	$ 3,399	$ 127,746	$ -	$ -

Investment Shares	854,706	-	327	11,592	-	-
Investments at Cost	$ 854,707	$ -	$ 3,272	$ 131,733	$ -	$ -

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund

Assets:
Investments at Net Asset Value	$ -	$ 386,786	$ 46,225	$ 279,662	$ -	$ 137,478
Total Assets	-	386,786	46,225	279,662	-	137,478

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	386,786	46,225	279,662	-	137,478

Contract Owners' Equity:
Contracts in Accumulation Period	-	386,708	46,119	279,662	-	137,478
Contracts in Annuity Payment Period	-	78	106	-	-	-
Total Contract Owners' Equity	$ -	$ 386,786	$ 46,225	$ 279,662	$ -	$ 137,478

Investment Shares	-	50,356	5,896	35,762	-	17,315
Investments at Cost	$ -	$ 377,655	$ 23,676	$ 219,916	$ -	$ 144,077

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL TargetPLUS Balanced Fund	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$ -	$ 27,136	$ 234,086
Total Assets	-	-	-	-	27,136	234,086

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	-	27,136	234,086

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	-	27,134	234,086
Contracts in Annuity Payment Period	-	-	-	-	2	-
Total Contract Owners' Equity	$ -	$ -	$ -	$ -	$ 27,136	$ 234,086

Investment Shares	-	-	-	-	3,524	21,615
Investments at Cost	$ -	$ -	$ -	$ -	$ 29,270	$ 219,537

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Van Kampen Global Real Estate Fund	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio

Assets:
Investments at Net Asset Value	$ 67,671	$ 179,126	$ 349,516	$ 302,330	$ 595,355	$ 76,038
Total Assets	67,671	179,126	349,516	302,330	595,355	76,038

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	67,671	179,126	349,516	302,330	595,355	76,038

Contract Owners' Equity:
Contracts in Accumulation Period	67,671	179,094	349,501	302,324	595,355	76,033
Contracts in Annuity Payment Period	-	32	15	6	-	5
Total Contract Owners' Equity	$ 67,671	$ 179,126	$ 349,516	$ 302,330	$ 595,355	$ 76,038

Investment Shares	8,939	18,639	23,457	27,994	44,363	7,619
Investments at Cost	$ 69,876	$ 193,038	$ 354,555	$ 318,876	$ 530,449	$ 76,326

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund

Assets:
Investments at Net Asset Value	$ 635	$ 73,314	$ -	$ 224,555	$ 211,406	$ 762,870
Total Assets	635	73,314	-	224,555	211,406	762,870

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	635	73,314	-	224,555	211,406	762,870

Contract Owners' Equity:
Contracts in Accumulation Period	635	73,295	-	223,591	211,236	761,777
Contracts in Annuity Payment Period	-	19	-	964	170	1,093
Total Contract Owners' Equity	$ 635	$ 73,314	$ -	$ 224,555	$ 211,406	$ 762,870

Investment Shares	86	6,820	-	21,544	34,337	53,682
Investments at Cost	$ 1,049	$ 66,833	$ -	$ 311,422	$ 202,971	$ 778,757

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 141,641	$ -	$ 116,520	$ 262,333	$ 68,848	$ 123,720
Total Assets	141,641	-	116,520	262,333	68,848	123,720

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	141,641	-	116,520	262,333	68,848	123,720

Contract Owners' Equity:
Contracts in Accumulation Period	141,471	-	116,344	261,758	68,714	123,539
Contracts in Annuity Payment Period	170	-	176	575	134	181
Total Contract Owners' Equity	$ 141,641	$ -	$ 116,520	$ 262,333	$ 68,848	$ 123,720

Investment Shares	10,492	-	10,601	16,430	5,378	7,239
Investments at Cost	$ 152,931	$ -	$ 212,193	$ 253,985	$ 73,620	$ 129,555

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund

Assets:
Investments at Net Asset Value	$ 173,591	$ 450,582	$ 95,054	$ -	$ -	$ 228
Total Assets	173,591	450,582	95,054	-	-	228

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	173,591	450,582	95,054	-	-	228

Contract Owners' Equity:
Contracts in Accumulation Period	173,591	450,039	95,001	-	-	228
Contracts in Annuity Payment Period	-	543	53	-	-	-
Total Contract Owners' Equity	$ 173,591	$ 450,582	$ 95,054	$ -	$ -	$ 228

Investment Shares	24,312	34,850	5,941	-	-	24
Investments at Cost	$ 168,146	$ 446,365	$ 96,158	$ -	$ -	$ 168

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA

Assets:
Investments at Net Asset Value	$ 357	$ 532,799	$ 549,364	$ 53,180	$ 93,465	$ 12,389
Total Assets	357	532,799	549,364	53,180	93,465	12,389

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	357	532,799	549,364	53,180	93,465	12,389

Contract Owners' Equity:
Contracts in Accumulation Period	357	532,651	549,042	53,180	93,343	12,389
Contracts in Annuity Payment Period	-	148	322	-	122	-
Total Contract Owners' Equity	$ 357	$ 532,799	$ 549,364	$ 53,180	$ 93,465	$ 12,389

Investment Shares	26	28,252	37,595	4,458	3,527	6,257
Investments at Cost	$ 267	$ 500,047	$ 592,495	$ 50,284	$ 83,700	$ 19,228

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio

Assets:
Investments at Net Asset Value	$ 65,355	$ 188,459	$ 155,748	$ 76,335	$ 98,030	$ 10,923
Total Assets	65,355	188,459	155,748	76,335	98,030	10,923

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	65,355	188,459	155,748	76,335	98,030	10,923

Contract Owners' Equity:
Contracts in Accumulation Period	65,296	188,443	155,748	76,335	98,028	10,923
Contracts in Annuity Payment Period	59	16	-	-	2	-
Total Contract Owners' Equity	$ 65,355	$ 188,459	$ 155,748	$ 76,335	$ 98,030	$ 10,923

Investment Shares	3,595	18,034	18,110	6,020	7,707	926
Investments at Cost	$ 64,021	$ 188,351	$ 181,411	$ 73,362	$ 99,752	$ 10,982

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio

Assets:
Investments at Net Asset Value	$ 193,247	$ 299,229	$ -	$ 779,577	$1,700	$ 61,488
Total Assets	193,247	299,229	-	779,577	1,700	61,488

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	193,247	299,229	-	779,577	1,700	61,488

Contract Owners' Equity:
Contracts in Accumulation Period	193,218	299,151	-	779,395	1,687	61,442
Contracts in Annuity Payment Period	29	78	-	182	13	46
Total Contract Owners' Equity	$ 193,247	$ 299,229	$ -	$ 779,577	$1,700	$ 61,488

Investment Shares	26,545	24,054	-	72,050	95	9,683
Investments at Cost	$ 181,076	$ 297,818	$ -	$ 759,652	$1,589	$ 88,594

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 10,271	$ 13,247	$ 10,145	$ 223,268	$ 221,537	$ 399,185
Total Assets	10,271	13,247	10,145	223,268	221,537	399,185

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	10,271	13,247	10,145	223,268	221,537	399,185

Contract Owners' Equity:
Contracts in Accumulation Period	10,271	13,247	10,125	222,952	221,377	398,638
Contracts in Annuity Payment Period	-	-	20	316	160	547
Total Contract Owners' Equity	$ 10,271	$ 13,247	$ 10,145	$ 223,268	$ 221,537	$ 399,185

Investment Shares	2,262	2,004	1,085	16,432	12,743	38,215
Investments at Cost	$ 14,129	$ 13,300	$ 15,897	$ 232,513	$ 210,154	$ 464,236

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Enterprise Portfolio	Van Kampen LIT Growth and Income Portfolio	Total All Funds

Assets:
Investments at Net Asset Value	$1,979	$ -	$ 446	$ 15,241,712
Total Assets	1,979	-	446	15,241,712

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-
Total Liabilities	-	-	-	-
Net Assets:	1,979	-	446	15,241,712

Contract Owners' Equity:
Contracts in Accumulation Period	1,975	-	420	15,234,278
Contracts in Annuity Payment Period	4	-	26	7,434
Total Contract Owners' Equity	$1,979	$ -	$ 446	$ 15,241,712

Investment Shares	71	-	27	2,182,645
Investments at Cost	$1,941	$ -	$ 457	$ 15,517,746

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$27	$51	$18	$ -	$21	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	70	49	21	28	47	54
Investment Income (Loss),Net	(43)	2	(3)	(28)	(26)	(54)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(412)	(95)	27	(143)	(287)	(760)
Realized Gains (Losses) on Investments, Net	(412)	(95)	27	(143)	(287)	(760)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,204	758	320	935	1,482	2,075
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	792	663	347	792	1,195	1,315
Net Increase (Decrease) in Net Assets From Operations	$ 749	$ 665	$ 344	$ 764	$1,169	$1,261

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Alger American SmallCap Growth Portfolio	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund
			(B)	(B)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$2,755	$17	$ -	$3	$ 316

Expenses:
Mortality and Expense Risk and Administrative Charges	9	3,671	4	533	2,439	2,245
Investment Income (Loss),Net	(9)	(916)	13	(533)	(2,436)	(1,929)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(10)	(20,858)	3	6	(1,532)	(34,413)
Realized Gains (Losses) on Investments, Net	(10)	(20,858)	3	6	(1,532)	(34,413)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	212	64,996	4	1,818	35,219	66,054
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	202	44,138	7	1,824	33,687	31,641
Net Increase (Decrease) in Net Assets From Operations	$ 193	$43,222	$20	$1,291	$31,251	$29,712

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund
			(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 299	$ 113	$ -	$2,770	$ 677	$7,404

Expenses:
Mortality and Expense Risk and Administrative Charges	758	872	939	7,318	2,728	4,955
Investment Income (Loss),Net	(459)	(759)	(939)	(4,548)	(2,051)	2,449
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(7,040)	(6,705)	(10,712)	(10,713)	(16,131)	(29,654)
Realized Gains (Losses) on Investments, Net	(7,040)	(6,705)	(10,712)	(10,713)	(16,131)	(29,654)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	17,478	15,653	30,167	109,515	55,482	79,388
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	10,438	8,948	19,455	98,802	39,351	49,734
Net Increase (Decrease) in Net Assets From Operations	$9,979	$8,189	$18,516	$94,254	$37,300	$52,183

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL First Trust Target Double Play Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund
	(E)		(B)		(B)
Investment Income:
Dividends Reinvested in Fund Shares	$2,581	$2,733	$ 240	$8,736	$56	$15,291

Expenses:
Mortality and Expense Risk and Administrative Charges	962	3,316	13	9,036	10	15,027
Investment Income (Loss),Net	1,619	(583)	227	(300)	46	264
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	13,707	-	28,921
Realized Gains (Losses) on Sales of Investments, Net	(39,972)	(17,915)	95	(12,507)	28	(70,109)
Realized Gains (Losses) on Investments, Net	(39,972)	(17,915)	95	1,200	28	(41,188)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	42,756	58,180	942	98,832	(13)	223,241
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,784	40,265	1,037	100,032	15	182,053
Net Increase (Decrease) in Net Assets From Operations	$4,403	$39,682	$1,264	$99,732	$61	$ 182,317

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Fusion Moderate Fund	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund
		(B)	(E)			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$13,474	$ -	$2,872	$ 261	$45	$1

Expenses:
Mortality and Expense Risk and Administrative Charges	14,511	156	983	1,689	4,501	676
Investment Income (Loss),Net	(1,037)	(156)	1,889	(1,428)	(4,456)	(675)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	17,169	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(25,762)	(1)	(48,168)	(10,445)	(12,703)	101
Realized Gains (Losses) on Investments, Net	(8,593)	(1)	(48,168)	(10,445)	(12,703)	101
Net Change in Unrealized Appreciation
(Depreciation) on Investments	183,098	(131)	59,301	31,486	101,657	3,019
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	174,505	(132)	11,133	21,041	88,954	3,120
Net Increase (Decrease) in Net Assets From Operations	$ 173,468	$(288)	$13,022	$19,613	$84,498	$2,445

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Money Market Fund	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund
		(E)	(B)		(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$2,235	$ 948	$1	$ -	$2,659	$3,031

Expenses:
Mortality and Expense Risk and Administrative Charges	20,771	136	2	2,123	1,786	1,927
Investment Income (Loss),Net	(18,536)	812	(1)	(2,123)	873	1,104
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1)	(2,030)	4	(11,177)	(16,209)	(27,023)
Realized Gains (Losses) on Investments, Net	(1)	(2,030)	4	(11,177)	(16,209)	(27,023)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	3,029	127	53,690	46,612	62,336
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	999	131	42,513	30,403	35,313
Net Increase (Decrease) in Net Assets From Operations	$ (18,536)	$1,811	$ 130	$40,390	$31,276	$36,417

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund
	(E)				(E)
Investment Income:
Dividends Reinvested in Fund Shares	$7,258	$ 917	$ 134	$ 413	$ 639	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	300	4,806	544	4,371	287	2,465
Investment Income (Loss),Net	6,958	(3,889)	(410)	(3,958)	352	(2,465)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,488	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(3,737)	(13,491)	2,562	(10,898)	(56)	(13,202)
Realized Gains (Losses) on Investments, Net	(2,249)	(13,491)	2,562	(10,898)	(56)	(13,202)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,547	68,876	17,965	118,473	5,936	41,131
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,298	55,385	20,527	107,575	5,880	27,929
Net Increase (Decrease) in Net Assets From Operations	$8,256	$51,496	$20,117	$ 103,617	$6,232	$25,464

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL TargetPLUS Balanced Fund	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund
	(E)	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$2,910	$2,726	$3,005	$2,333	$ -	$4,463

Expenses:
Mortality and Expense Risk and Administrative Charges	1,693	1,030	1,322	1,047	485	4,056
Investment Income (Loss),Net	1,217	1,696	1,683	1,286	(485)	407
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	13,020	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	1,851	(26,046)	(10,929)	(1,093)	(4,499)	(6,858)
Realized Gains (Losses) on Investments, Net	14,871	(26,046)	(10,929)	(1,093)	(4,499)	(6,858)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,023	38,143	25,843	11,882	11,246	48,242
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	19,894	12,097	14,914	10,789	6,747	41,384
Net Increase (Decrease) in Net Assets From Operations	$21,111	$13,793	$16,597	$12,075	$6,262	$41,791

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Van Kampen Global Real Estate Fund	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 758	$4,006	$17,203	$ -	$9,421	$ 545

Expenses:
Mortality and Expense Risk and Administrative Charges	1,157	3,304	4,942	5,066	8,530	1,337
Investment Income (Loss),Net	(399)	702	12,261	(5,066)	891	(792)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(14,896)	(14,654)	(14,774)	(25,047)	5,383	(6,519)
Realized Gains (Losses) on Investments, Net	(14,896)	(14,654)	(14,774)	(25,047)	5,383	(6,519)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	34,365	46,347	46,173	132,522	72,101	29,118
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	19,469	31,693	31,399	107,475	77,484	22,599
Net Increase (Decrease) in Net Assets From Operations	$19,070	$32,395	$43,660	$ 102,409	$78,375	$21,807

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund
			(C)
Investment Income:
Dividends Reinvested in Fund Shares	$16	$ 569	$ 342	$10,319	$11,338	$55,082

Expenses:
Mortality and Expense Risk and Administrative Charges	10	1,270	558	3,309	3,221	12,338
Investment Income (Loss),Net	6	(701)	(216)	7,010	8,117	42,744
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(238)	(2,164)	(83,468)	(28,655)	(6,460)	(54,897)
Realized Gains (Losses) on Investments, Net	(238)	(2,164)	(83,468)	(28,655)	(6,460)	(54,897)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	372	19,470	90,295	66,149	52,383	205,950
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	134	17,306	6,827	37,494	45,923	151,053
Net Increase (Decrease) in Net Assets From Operations	$ 140	$16,605	$6,611	$44,504	$54,040	$ 193,797

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
		(C)
Investment Income:
Dividends Reinvested in Fund Shares	$1,936	$11	$12,980	$3,881	$1,078	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	2,395	101	1,936	4,441	1,265	1,946
Investment Income (Loss),Net	(459)	(90)	11,044	(560)	(187)	(1,946)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	2,893	-
Realized Gains (Losses) on Sales of Investments, Net	(8,655)	-	(28,356)	(8,285)	(3,435)	(8,369)
Realized Gains (Losses) on Investments, Net	(8,655)	-	(28,356)	(8,285)	(542)	(8,369)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	40,050	-	33,534	42,243	15,801	48,017
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	31,395	-	5,178	33,958	15,259	39,648
Net Increase (Decrease) in Net Assets From Operations	$30,936	$ (90)	$16,222	$33,398	$15,072	$37,702

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund
				(C)	(C)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$3,918	$17,530	$4,773	$8	$7	$3

Expenses:
Mortality and Expense Risk and Administrative Charges	3,173	8,548	2,157	-	1	2
Investment Income (Loss),Net	745	8,982	2,616	8	6	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	8	-	-
Realized Gains (Losses) on Sales of Investments, Net	(8,229)	3,499	198	(77)	(135)	4
Realized Gains (Losses) on Investments, Net	(8,229)	3,499	198	(69)	(135)	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	45,306	(7,046)	(4,510)	72	122	60
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	37,077	(3,547)	(4,312)	3	(13)	64
Net Increase (Decrease) in Net Assets From Operations	$37,822	$5,435	$ (1,696)	$11	$ (7)	$65

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$5,884	$9,769	$ 277	$1,933	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	4	9,651	9,600	865	1,675	189
Investment Income (Loss),Net	(4)	(3,767)	169	(588)	258	(189)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	13,387	-	-	1,843	-
Realized Gains (Losses) on Sales of Investments, Net	5	(12,424)	(56,811)	(4,310)	(2,088)	(4,521)
Realized Gains (Losses) on Investments, Net	5	963	(56,811)	(4,310)	(245)	(4,521)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	90	96,084	163,645	18,303	26,902	7,099
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	95	97,047	106,834	13,993	26,657	2,578
Net Increase (Decrease) in Net Assets From Operations	$91	$93,280	$ 107,003	$13,405	$26,915	$2,389

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio
						(B)
Investment Income:
Dividends Reinvested in Fund Shares	$1,154	$11,601	$7,451	$3,100	$2,576	$52

Expenses:
Mortality and Expense Risk and Administrative Charges	1,172	3,112	2,532	1,124	1,706	18
Investment Income (Loss),Net	(18)	8,489	4,919	1,976	870	34
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	12,504	-	8,325	23
Realized Gains (Losses) on Sales of Investments, Net	(1,828)	(6,202)	(20,955)	(1,306)	(152)	(1)
Realized Gains (Losses) on Investments, Net	(1,828)	(6,202)	(8,451)	(1,306)	8,173	22
Net Change in Unrealized Appreciation
(Depreciation) on Investments	15,597	24,978	43,227	11,255	1,689	(59)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	13,769	18,776	34,776	9,949	9,862	(37)
Net Increase (Decrease) in Net Assets From Operations	$13,751	$27,265	$39,695	$11,925	$10,732	$ (3)

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio
			(D)
Investment Income:
Dividends Reinvested in Fund Shares	$12,784	$8,049	$ 350	$34,114	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	3,061	5,444	67	13,434	25	1,069
Investment Income (Loss),Net	9,723	2,605	283	20,680	(25)	(1,069)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	11,359	-	23,273	-	1,332
Realized Gains (Losses) on Sales of Investments, Net	(5,199)	(2,108)	(3,752)	6,973	(61)	(8,353)
Realized Gains (Losses) on Investments, Net	(5,199)	9,251	(3,752)	30,246	(61)	(7,021)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	44,369	25,110	3,488	21,103	758	23,990
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	39,170	34,361	(264)	51,349	697	16,969
Net Increase (Decrease) in Net Assets From Operations	$48,893	$36,966	$19	$72,029	$ 672	$15,900

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 119	$ -	$ 879	$7,119	$23,325	$11,531

Expenses:
Mortality and Expense Risk and Administrative Charges	193	243	132	3,309	3,308	6,540
Investment Income (Loss),Net	(74)	(243)	747	3,810	20,017	4,991
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	136	8,275	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,466)	(573)	(1,584)	(13,274)	1,611	(55,868)
Realized Gains (Losses) on Investments, Net	(1,466)	(573)	(1,448)	(4,999)	1,611	(55,868)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,243	4,832	2,422	59,960	3,911	140,619
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,777	4,259	974	54,961	5,522	84,751
Net Increase (Decrease) in Net Assets From Operations	$2,703	$4,016	$1,721	$58,771	$25,539	$89,742

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Enterprise Portfolio	Van Kampen LIT Growth and Income Portfolio	Total All Funds
		(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$2	$19	$ 392,245

Expenses:
Mortality and Expense Risk and Administrative Charges	29	-	8	266,288
Investment Income (Loss),Net	(29)	2	11	125,957
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	157,663
Realized Gains (Losses) on Sales of Investments, Net	(78)	(81)	(65)	(1,022,319)
Realized Gains (Losses) on Investments, Net	(78)	(81)	(65)	(864,656)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	928	82	135	3,600,884
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	850	1	70	2,736,228
Net Increase (Decrease) in Net Assets From Operations	$ 821	$3	$81	$2,862,185

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		AIM V.I. International Growth Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (43)	$ (113)	$ 2	$12	$(3)	$ (22)
Realized Gains (Losses) on Investments, Net	(412)	(133)	(95)	35	27	151
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,204	(3,548)	758	(1,477)	320	(1,076)
Net Increase (Decrease) in Net Assets
From Operations	749	(3,794)	665	(1,430)	344	(947)

Contract Transactions-All Products
Purchase Payments	5	-	1	-	-	-
Transfers Between Funds	(291)	(280)	(145)	(220)	(100)	(112)
Surrenders and Terminations	(407)	(717)	(286)	(662)	(83)	(212)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(5)	(5)	(2)	(3)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(698)	(1,002)	(432)	(885)	(184)	(325)
Increase (Decrease) in Net Assets	51	(4,796)	233	(2,315)	160	(1,272)
Net Assets at Beginning of Period	4,594	9,390	2,884	5,199	1,221	2,493
Net Assets at End of Period	$ 4,645	$ 4,594	$ 3,117	$ 2,884	$ 1,381	$ 1,221

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (28)	$ (41)	$ (26)	$ (59)	$ (54)	$ (90)
Realized Gains (Losses) on Investments, Net	(143)	(105)	(287)	(340)	(760)	1,610
Net Change in Unrealized Appreciation
(Depreciation) on Investments	935	(1,478)	1,482	(2,270)	2,075	(6,220)
Net Increase (Decrease) in Net Assets
From Operations	764	(1,624)	1,169	(2,669)	1,261	(4,700)

Contract Transactions-All Products
Purchase Payments	8	-	4	-	1	-
Transfers Between Funds	(169)	(108)	(157)	(237)	(137)	(521)
Surrenders and Terminations	(124)	(397)	(149)	(646)	(402)	(790)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(2)	(3)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(287)	(507)	(304)	(886)	(541)	(1,314)
Increase (Decrease) in Net Assets	477	(2,131)	865	(3,555)	720	(6,014)
Net Assets at Beginning of Period	1,750	3,881	2,797	6,352	2,941	8,955
Net Assets at End of Period	$ 2,227	$ 1,750	$ 3,662	$ 2,797	$ 3,661	$ 2,941

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund
	2009	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(9)	$ (13)	$ (916)	$(3,449)	$13	$-
Realized Gains (Losses) on Investments, Net	(10)	168	(20,858)	5,880	3	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	212	(630)	64,996	(119,437)	4	-
Net Increase (Decrease) in Net Assets
From Operations	193	(475)	43,222	(117,006)	20	-

Contract Transactions-All Products
Purchase Payments	-	-	12,475	41,399	1,975	-
Transfers Between Funds	(33)	(60)	136,810	(74,617)	803	-
Surrenders and Terminations	(30)	(62)	(9,343)	(15,302)	-	-
Rescissions	-	-	(760)	(2,009)	(9)	-
Bonus (Recapture)	-	-	105	633	41	-
Contract Maintenance Charge	-	-	(68)	(53)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(63)	(122)	139,219	(49,949)	2,810	-
Increase (Decrease) in Net Assets	130	(597)	182,441	(166,955)	2,830	-
Net Assets at Beginning of Period	479	1,076	133,883	300,838	-	-
Net Assets at End of Period	$609	$479	$316,324	$133,883	$ 2,830	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund			AZL BlackRock Growth Fund
	2009 (B)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (533)	$-	$(2,436)	$(1,048)	$(1,929)	$(2,747)
Realized Gains (Losses) on Investments, Net	6	-	(1,532)	(4,399)	(34,413)	(20,040)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,818	-	35,219	(19,459)	66,054	(76,394)
Net Increase (Decrease) in Net Assets
From Operations	1,291	-	31,251	(24,906)	29,712	(99,181)

Contract Transactions-All Products
Purchase Payments	5,486	-	19,429	17,754	5,665	30,556
Transfers Between Funds	124,058	-	239,918	(7,081)	(160,898)	22,142
Surrenders and Terminations	(1,009)	-	(6,325)	(2,984)	(6,601)	(9,029)
Rescissions	(15)	-	(742)	(370)	(360)	(1,308)
Bonus (Recapture)	15	-	122	175	37	441
Contract Maintenance Charge	(6)	-	(40)	(13)	(53)	(36)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	128,529	-	252,362	7,481	(162,210)	42,766
Increase (Decrease) in Net Assets	129,820	-	283,613	(17,425)	(132,498)	(56,415)
Net Assets at Beginning of Period	-	-	42,814	60,239	132,498	188,913
Net Assets at End of Period	$129,820	$-	$326,427	$42,814	$-	$132,498

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (459)	$ (517)	$ (759)	$ (679)	$ (939)	$(1,372)
Realized Gains (Losses) on Investments, Net	(7,040)	(4,546)	(6,705)	(5,725)	(10,712)	(5,708)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	17,478	(18,633)	15,653	(13,302)	30,167	(40,210)
Net Increase (Decrease) in Net Assets
From Operations	9,979	(23,696)	8,189	(19,706)	18,516	(47,290)

Contract Transactions-All Products
Purchase Payments	7,481	14,409	6,240	8,443	4,395	13,792
Transfers Between Funds	17,353	(3,818)	1,200	(7,495)	(58,690)	(24,865)
Surrenders and Terminations	(1,622)	(1,489)	(2,052)	(3,357)	(2,329)	(4,875)
Rescissions	(352)	(308)	(285)	(180)	(196)	(421)
Bonus (Recapture)	34	153	39	88	36	251
Contract Maintenance Charge	(10)	(7)	(16)	(13)	(19)	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	22,884	8,940	5,126	(2,514)	(56,803)	(16,136)
Increase (Decrease) in Net Assets	32,863	(14,756)	13,315	(22,220)	(38,287)	(63,426)
Net Assets at Beginning of Period	25,031	39,787	34,886	57,106	38,287	101,713
Net Assets at End of Period	$57,894	$25,031	$48,201	$34,886	$-	$38,287

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(4,548)	$(3,196)	$(2,051)	$(3,421)	$ 2,449	$235
Realized Gains (Losses) on Investments, Net	(10,713)	(6,163)	(16,131)	(4,266)	(29,654)	(3,069)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	109,515	(126,101)	55,482	(97,602)	79,388	(173,263)
Net Increase (Decrease) in Net Assets
From Operations	94,254	(135,460)	37,300	(105,289)	52,183	(176,097)

Contract Transactions-All Products
Purchase Payments	29,339	57,015	7,404	19,855	9,348	22,188
Transfers Between Funds	(21,949)	34,789	(5,583)	(60,641)	(12,611)	(134,542)
Surrenders and Terminations	(25,390)	(23,057)	(9,813)	(19,106)	(18,490)	(39,002)
Rescissions	(1,317)	(2,194)	(304)	(562)	(402)	(677)
Bonus (Recapture)	116	526	45	182	57	198
Contract Maintenance Charge	(179)	(91)	(64)	(63)	(128)	(132)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19,380)	66,988	(8,315)	(60,335)	(22,226)	(151,967)
Increase (Decrease) in Net Assets	74,874	(68,472)	28,985	(165,624)	29,957	(328,064)
Net Assets at Beginning of Period	326,971	395,443	121,848	287,472	236,303	564,367
Net Assets at End of Period	$401,845	$326,971	$150,833	$121,848	$266,260	$236,303

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
	2009 (E)	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1,619	$ (914)	$ (583)	$(1,905)	$227	$-
Realized Gains (Losses) on Investments, Net	(39,972)	(13,708)	(17,915)	(13,802)	95	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	42,756	(42,470)	58,180	(70,307)	942	-
Net Increase (Decrease) in Net Assets
From Operations	4,403	(57,092)	39,682	(86,014)	1,264	-

Contract Transactions-All Products
Purchase Payments	13,148	42,319	13,359	31,569	49,303	-
Transfers Between Funds	(71,012)	(11,624)	(6,081)	(70,214)	3,662	-
Surrenders and Terminations	(1,589)	(4,466)	(8,635)	(15,138)	(5)	-
Rescissions	(630)	(1,023)	(538)	(1,043)	(29)	-
Bonus (Recapture)	140	354	88	405	39	-
Contract Maintenance Charge	(20)	(17)	(70)	(62)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(59,963)	25,543	(1,877)	(54,483)	52,970	-
Increase (Decrease) in Net Assets	(55,560)	(31,549)	37,805	(140,497)	54,234	-
Net Assets at Beginning of Period	55,560	87,109	142,496	282,993	-	-
Net Assets at End of Period	$-	$55,560	$180,301	$142,496	$54,234	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund			AZL Fusion Growth Fund
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (300)	$ 1,537	$46	$-	$264	$(5,105)
Realized Gains (Losses) on Investments, Net	1,200	(12,627)	28	-	(41,188)	(15,440)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	98,832	(102,824)	(13)	-	223,241	(412,444)
Net Increase (Decrease) in Net Assets
From Operations	99,732	(113,914)	61	-	182,317	(432,989)

Contract Transactions-All Products
Purchase Payments	149,558	134,234	2,429	-	64,324	231,627
Transfers Between Funds	49,595	(59,126)	3,354	-	(24,243)	(239,071)
Surrenders and Terminations	(23,148)	(30,297)	(4)	-	(32,178)	(48,850)
Rescissions	(5,412)	(3,555)	-	-	(3,620)	(6,634)
Bonus (Recapture)	1,377	1,253	4	-	655	3,249
Contract Maintenance Charge	(116)	(73)	-	-	(323)	(254)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	171,854	42,436	5,783	-	4,615	(59,933)
Increase (Decrease) in Net Assets	271,586	(71,478)	5,844	-	186,932	(492,922)
Net Assets at Beginning of Period	286,477	357,955	-	-	610,094	1,103,016
Net Assets at End of Period	$558,063	$286,477	$ 5,844	$-	$797,026	$610,094

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Moderate Fund		AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund
	2009	2008	2009 (B)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,037)	$ 2,073	$ (156)	$-	$ 1,889	$(2,141)
Realized Gains (Losses) on Investments, Net	(8,593)	(20,253)	(1)	-	(48,168)	(15,360)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	183,098	(237,537)	(131)	-	59,301	(67,522)
Net Increase (Decrease) in Net Assets
From Operations	173,468	(255,717)	(288)	-	13,022	(85,023)

Contract Transactions-All Products
Purchase Payments	319,528	162,682	453	-	2,746	11,858
Transfers Between Funds	17,223	(247,181)	35,196	-	(69,769)	(34,707)
Surrenders and Terminations	(28,329)	(45,875)	(340)	-	(3,203)	(7,696)
Rescissions	(8,559)	(5,042)	(10)	-	(201)	(435)
Bonus (Recapture)	2,354	1,553	6	-	15	147
Contract Maintenance Charge	(227)	(175)	(2)	-	(28)	(35)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	301,990	(134,038)	35,303	-	(70,440)	(30,868)
Increase (Decrease) in Net Assets	475,458	(389,755)	35,015	-	(57,418)	(115,891)
Net Assets at Beginning of Period	419,531	809,286	-	-	57,418	173,309
Net Assets at End of Period	$894,989	$419,531	$35,015	$-	$-	$57,418

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund
	2009	2008	2009	2008 (H)	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,428)	$(1,002)	$-	$(1,811)	$(4,456)	$(3,369)
Realized Gains (Losses) on Investments, Net	(10,445)	3,152	-	(34,159)	(12,703)	(15,867)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,486	(48,227)	-	(22,671)	101,657	(98,887)
Net Increase (Decrease) in Net Assets
From Operations	19,613	(46,077)	-	(58,641)	84,498	(118,123)

Contract Transactions-All Products
Purchase Payments	4,628	13,176	-	5,044	21,470	48,108
Transfers Between Funds	62,769	(35,289)	-	(83,046)	11,897	47,189
Surrenders and Terminations	(4,444)	(6,241)	-	(10,095)	(13,376)	(11,600)
Rescissions	(205)	(419)	-	(123)	(1,043)	(1,623)
Bonus (Recapture)	37	212	-	64	131	456
Contract Maintenance Charge	(39)	(28)	-	(30)	(86)	(47)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	62,746	(28,589)	-	(88,186)	18,993	82,483
Increase (Decrease) in Net Assets	82,359	(74,666)	-	(146,827)	103,491	(35,640)
Net Assets at Beginning of Period	60,030	134,696	-	146,827	162,427	198,067
Net Assets at End of Period	$142,389	$60,030	$-	$-	$265,918	$162,427

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Moderate Index Strategy Fund		AZL Money Market Fund		AZL NACM International Fund
	2009 (B)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (675)	$-	$ (18,536)	$ 3,235	$812	$34
Realized Gains (Losses) on Investments, Net	101	-	(1)	-	(2,030)	(1,356)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,019	-	1	(1)	3,029	(2,713)
Net Increase (Decrease) in Net Assets
From Operations	2,445	-	(18,536)	3,234	1,811	(4,035)

Contract Transactions-All Products
Purchase Payments	6,611	-	499,931	453,325	1,089	4,925
Transfers Between Funds	156,331	-	(441,298)	111,641	(9,098)	(161)
Surrenders and Terminations	(1,127)	-	(138,761)	(167,065)	(188)	(363)
Rescissions	(381)	-	(19,060)	(13,417)	(78)	(223)
Bonus (Recapture)	50	-	3,843	5,136	3	41
Contract Maintenance Charge	(12)	-	(273)	(141)	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	161,472	-	(95,618)	389,479	(8,274)	4,218
Increase (Decrease) in Net Assets	163,917	-	(114,154)	392,713	(6,463)	183
Net Assets at Beginning of Period	-	-	968,860	576,147	6,463	6,280
Net Assets at End of Period	$163,917	$-	$854,706	$968,860	$-	$ 6,463

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL OCC Growth Fund		AZL OCC Opportunity Fund		AZL OCC Value Fund
	2009 (B)	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1)	$-	$(2,123)	$(2,332)	$-	$ 3,021
Realized Gains (Losses) on Investments, Net	4	-	(11,177)	(6,986)	-	(238,254)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	127	-	53,690	(62,707)	-	28,734
Net Increase (Decrease) in Net Assets
From Operations	130	-	40,390	(72,025)	-	(206,499)

Contract Transactions-All Products
Purchase Payments	2,822	-	5,009	13,149	-	5,968
Transfers Between Funds	442	-	21,603	(29,872)	-	(206,511)
Surrenders and Terminations	2	-	(5,727)	(8,166)	-	(27,785)
Rescissions	-	-	(187)	(461)	-	(372)
Bonus (Recapture)	3	-	35	164	-	53
Contract Maintenance Charge	-	-	(45)	(35)	-	(91)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,269	-	20,688	(25,221)	-	(228,738)
Increase (Decrease) in Net Assets	3,399	-	61,078	(97,246)	-	(435,237)
Net Assets at Beginning of Period	-	-	66,668	163,914	-	435,237
Net Assets at End of Period	$ 3,399	$-	$127,746	$66,668	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2009 (E)	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$873	$(1,921)	$ 1,104	$(1,658)	$ 6,958	$ (181)
Realized Gains (Losses) on Investments, Net	(16,209)	274	(27,023)	159	(2,249)	(1,307)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46,612	(79,167)	62,336	(95,153)	3,547	(3,249)
Net Increase (Decrease) in Net Assets
From Operations	31,276	(80,814)	36,417	(96,652)	8,256	(4,737)

Contract Transactions-All Products
Purchase Payments	8,095	20,733	7,654	37,702	3,235	4,523
Transfers Between Funds	(127,675)	(49,384)	(139,889)	(68,680)	(19,843)	2,990
Surrenders and Terminations	(4,171)	(8,784)	(4,758)	(11,255)	(898)	(410)
Rescissions	(587)	(860)	(357)	(1,346)	(80)	(189)
Bonus (Recapture)	62	261	57	641	31	53
Contract Maintenance Charge	(43)	(45)	(39)	(43)	(4)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(124,319)	(38,079)	(137,332)	(42,981)	(17,559)	6,965
Increase (Decrease) in Net Assets	(93,043)	(118,893)	(100,915)	(139,633)	(9,303)	2,228
Net Assets at Beginning of Period	93,043	211,936	100,915	240,548	9,303	7,075
Net Assets at End of Period	$-	$93,043	$-	$100,915	$-	$ 9,303

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3,889)	$(1,494)	$ (410)	$ (50)	$(3,958)	$(2,325)
Realized Gains (Losses) on Investments, Net	(13,491)	(17,243)	2,562	95	(10,898)	8,262
Net Change in Unrealized Appreciation
(Depreciation) on Investments	68,876	(59,104)	17,965	4,592	118,473	(76,510)
Net Increase (Decrease) in Net Assets
From Operations	51,496	(77,841)	20,117	4,637	103,617	(70,573)

Contract Transactions-All Products
Purchase Payments	27,354	37,536	1,185	508	13,742	35,163
Transfers Between Funds	141,275	201,960	(1,885)	27,195	27,060	20,630
Surrenders and Terminations	(15,981)	(5,471)	(5,266)	(569)	(11,024)	(6,927)
Rescissions	(925)	(586)	(5)	-	(628)	(1,281)
Bonus (Recapture)	247	521	-	-	172	513
Contract Maintenance Charge	(101)	(28)	(25)	(2)	(84)	(31)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	151,869	233,932	(5,996)	27,132	29,238	48,067
Increase (Decrease) in Net Assets	203,365	156,091	14,121	31,769	132,855	(22,506)
Net Assets at Beginning of Period	183,421	27,330	32,104	335	146,807	169,313
Net Assets at End of Period	$386,786	$183,421	$46,225	$32,104	$279,662	$146,807

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund			AZL TargetPLUS Balanced Fund
	2009 (E)	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$352	$(1)	$(2,465)	$ (297)	$ 1,217	$ (494)
Realized Gains (Losses) on Investments, Net	(56)	(2,966)	(13,202)	(14,361)	14,871	(2,395)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,936	(5,506)	41,131	(46,896)	5,023	(4,898)
Net Increase (Decrease) in Net Assets
From Operations	6,232	(8,473)	25,464	(61,554)	21,111	(7,787)

Contract Transactions-All Products
Purchase Payments	2,804	10,108	11,072	14,384	55,723	45,425
Transfers Between Funds	(20,538)	495	(6,665)	154,950	(120,995)	1,665
Surrenders and Terminations	(422)	(353)	(8,314)	(2,939)	(2,617)	(1,008)
Rescissions	(216)	(260)	(333)	(398)	(1,667)	(1,758)
Bonus (Recapture)	22	133	160	140	623	490
Contract Maintenance Charge	(4)	(2)	(56)	(18)	(12)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18,354)	10,121	(4,136)	166,119	(68,945)	44,811
Increase (Decrease) in Net Assets	(12,122)	1,648	21,328	104,565	(47,834)	37,024
Net Assets at Beginning of Period	12,122	10,474	116,150	11,585	47,834	10,810
Net Assets at End of Period	$-	$12,122	$137,478	$116,150	$-	$47,834

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2009 (E)	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1,696	$(1,455)	$ 1,683	$(1,174)	$ 1,286	$ (717)
Realized Gains (Losses) on Investments, Net	(26,046)	(11,782)	(10,929)	(6,072)	(1,093)	(3,490)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	38,143	(36,233)	25,843	(25,000)	11,882	(11,331)
Net Increase (Decrease) in Net Assets
From Operations	13,793	(49,470)	16,597	(32,246)	12,075	(15,538)

Contract Transactions-All Products
Purchase Payments	12,850	38,788	13,946	64,227	11,535	51,407
Transfers Between Funds	(80,872)	(13,861)	(92,420)	(3,446)	(72,731)	(2,340)
Surrenders and Terminations	(1,325)	(3,457)	(1,417)	(1,612)	(2,368)	(2,638)
Rescissions	(433)	(1,168)	(658)	(1,760)	(614)	(2,118)
Bonus (Recapture)	256	473	123	904	72	874
Contract Maintenance Charge	(22)	(17)	(22)	(10)	(12)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(69,546)	20,758	(80,448)	58,303	(64,118)	45,181
Increase (Decrease) in Net Assets	(55,753)	(28,712)	(63,851)	26,057	(52,043)	29,643
Net Assets at Beginning of Period	55,753	84,465	63,851	37,794	52,043	22,400
Net Assets at End of Period	$-	$55,753	$-	$63,851	$-	$52,043

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (485)	$ (531)	$407	$ 1,363	$ (399)	$ (92)
Realized Gains (Losses) on Investments, Net	(4,499)	801	(6,858)	(4,660)	(14,896)	(10,753)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	11,246	(15,073)	48,242	(51,339)	34,365	(29,504)
Net Increase (Decrease) in Net Assets
From Operations	6,262	(14,803)	41,791	(54,636)	19,070	(40,349)

Contract Transactions-All Products
Purchase Payments	3,026	5,988	74,239	39,995	6,483	18,476
Transfers Between Funds	981	(5,215)	(5,815)	(79,130)	(302)	(13,786)
Surrenders and Terminations	(952)	(1,328)	(8,743)	(14,190)	(2,511)	(3,435)
Rescissions	(93)	(140)	(1,304)	(1,304)	(303)	(790)
Bonus (Recapture)	22	69	572	347	81	219
Contract Maintenance Charge	(8)	(6)	(54)	(45)	(21)	(17)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,976	(632)	58,895	(54,327)	3,427	667
Increase (Decrease) in Net Assets	9,238	(15,435)	100,686	(108,963)	22,497	(39,682)
Net Assets at Beginning of Period	17,898	33,333	133,400	242,363	45,174	84,856
Net Assets at End of Period	$27,136	$17,898	$234,086	$133,400	$67,671	$45,174

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen Growth and Income Fund		AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$702	$415	$12,261	$76	$(5,066)	$(5,587)
Realized Gains (Losses) on Investments, Net	(14,654)	(881)	(14,774)	11,392	(25,047)	10,859
Net Change in Unrealized Appreciation
(Depreciation) on Investments	46,347	(95,787)	46,173	(123,200)	132,522	(208,600)
Net Increase (Decrease) in Net Assets
From Operations	32,395	(96,253)	43,660	(111,732)	102,409	(203,328)

Contract Transactions-All Products
Purchase Payments	13,077	22,766	17,743	44,269	17,465	53,960
Transfers Between Funds	(11,251)	(67,353)	99,889	(113,849)	13,450	(103,414)
Surrenders and Terminations	(11,541)	(24,891)	(13,359)	(21,493)	(15,092)	(25,194)
Rescissions	(433)	(944)	(870)	(1,440)	(666)	(2,695)
Bonus (Recapture)	96	227	188	396	149	708
Contract Maintenance Charge	(74)	(70)	(98)	(80)	(103)	(89)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,126)	(70,265)	103,493	(92,197)	15,203	(76,724)
Increase (Decrease) in Net Assets	22,269	(166,518)	147,153	(203,929)	117,612	(280,052)
Net Assets at Beginning of Period	156,857	323,375	202,363	406,292	184,718	464,770
Net Assets at End of Period	$179,126	$156,857	$349,516	$202,363	$302,330	$184,718

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2009	2008 (F)	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$891	$ 2,094	$ (792)	$(1,447)	$ 6	$(1)
Realized Gains (Losses) on Investments, Net	5,383	(3,292)	(6,519)	(6,254)	(238)	(45)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	72,101	(7,195)	29,118	(37,060)	372	(613)
Net Increase (Decrease) in Net Assets
From Operations	78,375	(8,393)	21,807	(44,761)	140	(659)

Contract Transactions-All Products
Purchase Payments	286,807	92,699	6,868	13,680	-	-
Transfers Between Funds	117,152	48,237	2,806	(11,239)	(69)	(147)
Surrenders and Terminations	(10,693)	(1,397)	(3,934)	(6,651)	(120)	(115)
Rescissions	(7,745)	(2,222)	(269)	(378)	-	-
Bonus (Recapture)	1,957	634	72	163	-	-
Contract Maintenance Charge	(51)	(5)	(28)	(23)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	387,427	137,946	5,515	(4,448)	(189)	(262)
Increase (Decrease) in Net Assets	465,802	129,553	27,322	(49,209)	(49)	(921)
Net Assets at Beginning of Period	129,553	-	48,716	97,925	684	1,605
Net Assets at End of Period	$595,355	$129,553	$76,038	$48,716	$635	$684

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio		Dreyfus Stock Index Fund
	2009	2008	2009	2008 (G)	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (701)	$(1,233)	$-	$(1,055)	$-	$(1,433)
Realized Gains (Losses) on Investments, Net	(2,164)	6,839	-	27,562	-	22,557
Net Change in Unrealized Appreciation
(Depreciation) on Investments	19,470	(63,566)	-	(30,559)	-	(65,587)
Net Increase (Decrease) in Net Assets
From Operations	16,605	(57,960)	-	(4,052)	-	(44,463)

Contract Transactions-All Products
Purchase Payments	380	669	-	1,773	-	2,020
Transfers Between Funds	(4,773)	(27,614)	-	(209,849)	-	(265,090)
Surrenders and Terminations	(6,255)	(14,262)	-	(11,313)	-	(21,748)
Rescissions	(28)	(13)	-	(55)	-	(165)
Bonus (Recapture)	2	8	-	12	-	9
Contract Maintenance Charge	(34)	(38)	-	(36)	-	(56)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,708)	(41,250)	-	(219,468)	-	(285,030)
Increase (Decrease) in Net Assets	5,897	(99,210)	-	(223,520)	-	(329,493)
Net Assets at Beginning of Period	67,417	166,627	-	223,520	-	329,493
Net Assets at End of Period	$73,314	$67,417	$-	$-	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2009 (C)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (216)	$(2,844)	$ 7,010	$ 6,091	$ 8,117	$13,227
Realized Gains (Losses) on Investments, Net	(83,468)	(12,227)	(28,655)	(1,893)	(6,460)	(14,788)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	90,295	(96,227)	66,149	(143,342)	52,383	(37,897)
Net Increase (Decrease) in Net Assets
From Operations	6,611	(111,298)	44,504	(139,144)	54,040	(39,458)

Contract Transactions-All Products
Purchase Payments	1,743	15,708	5,310	4,983	23,994	16,349
Transfers Between Funds	(111,377)	(53,937)	(10,729)	(49,397)	41,729	(45,460)
Surrenders and Terminations	(3,847)	(18,154)	(25,337)	(44,664)	(15,119)	(17,652)
Rescissions	(80)	(539)	(12)	(236)	(774)	(676)
Bonus (Recapture)	16	286	(1)	29	209	192
Contract Maintenance Charge	(32)	(100)	(136)	(152)	(70)	(55)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(113,577)	(56,736)	(30,905)	(89,437)	49,969	(47,302)
Increase (Decrease) in Net Assets	(106,966)	(168,034)	13,599	(228,581)	104,009	(86,760)
Net Assets at Beginning of Period	106,966	275,000	210,956	439,537	107,397	194,157
Net Assets at End of Period	$-	$106,966	$224,555	$210,956	$211,406	$107,397

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund
	2009	2008	2009	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$42,744	$37,912	$ (459)	$ (831)	$ (90)	$44
Realized Gains (Losses) on Investments, Net	(54,897)	(41,502)	(8,655)	6,246	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	205,950	(332,045)	40,050	(94,568)	-	(44)
Net Increase (Decrease) in Net Assets
From Operations	193,797	(335,635)	30,936	(89,153)	(90)	-

Contract Transactions-All Products
Purchase Payments	51,058	141,658	2,796	3,196	2	5
Transfers Between Funds	(53,806)	(308,052)	(7,793)	(56,958)	(22,539)	(440)
Surrenders and Terminations	(59,548)	(95,961)	(12,336)	(22,506)	(1,372)	(2,527)
Rescissions	(2,344)	(5,198)	(125)	(282)	-	-
Bonus (Recapture)	339	1,072	9	21	-	-
Contract Maintenance Charge	(348)	(311)	(79)	(82)	(5)	(14)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(64,649)	(266,792)	(17,528)	(76,611)	(23,914)	(2,976)
Increase (Decrease) in Net Assets	129,148	(602,427)	13,408	(165,764)	(24,004)	(2,976)
Net Assets at Beginning of Period	633,722	1,236,149	128,233	293,997	24,004	26,980
Net Assets at End of Period	$762,870	$633,722	$141,641	$128,233	$-	$24,004

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$11,044	$(1,429)	$ (560)	$808	$ (187)	$ (797)
Realized Gains (Losses) on Investments, Net	(28,356)	10,445	(8,285)	2,338	(542)	7,925
Net Change in Unrealized Appreciation
(Depreciation) on Investments	33,534	(117,235)	42,243	(135,242)	15,801	(48,425)
Net Increase (Decrease) in Net Assets
From Operations	16,222	(108,219)	33,398	(132,096)	15,072	(41,297)

Contract Transactions-All Products
Purchase Payments	1,224	2,164	3,520	2,956	641	820
Transfers Between Funds	(5,812)	(63,531)	(13,502)	(105,581)	(4,201)	(32,132)
Surrenders and Terminations	(9,214)	(22,534)	(26,100)	(49,254)	(6,598)	(12,428)
Rescissions	(64)	(85)	(69)	(185)	(39)	(124)
Bonus (Recapture)	10	24	10	8	4	8
Contract Maintenance Charge	(65)	(81)	(143)	(151)	(33)	(37)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13,921)	(84,043)	(36,284)	(152,207)	(10,226)	(43,893)
Increase (Decrease) in Net Assets	2,301	(192,262)	(2,886)	(284,303)	4,846	(85,190)
Net Assets at Beginning of Period	114,219	306,481	265,219	549,522	64,002	149,192
Net Assets at End of Period	$116,520	$114,219	$262,333	$265,219	$68,848	$64,002

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,946)	$(3,083)	$745	$ 1,297	$ 8,982	$12,966
Realized Gains (Losses) on Investments, Net	(8,369)	16,146	(8,229)	(5,005)	3,499	(280)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	48,017	(105,047)	45,306	(39,333)	(7,046)	11,376
Net Increase (Decrease) in Net Assets
From Operations	37,702	(91,984)	37,822	(43,041)	5,435	24,062

Contract Transactions-All Products
Purchase Payments	1,616	1,510	26,049	130,046	60,901	43,958
Transfers Between Funds	(7,853)	(29,439)	465	(7,937)	1,652	(5,617)
Surrenders and Terminations	(10,307)	(19,793)	(3,855)	(3,382)	(53,305)	(52,182)
Rescissions	(54)	(72)	(1,629)	(4,280)	(2,726)	(1,898)
Bonus (Recapture)	7	30	104	1,308	488	398
Contract Maintenance Charge	(69)	(73)	(46)	(10)	(168)	(136)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(16,660)	(47,837)	21,088	115,745	6,842	(15,477)
Increase (Decrease) in Net Assets	21,042	(139,821)	58,910	72,704	12,277	8,585
Net Assets at Beginning of Period	102,678	242,499	114,681	41,977	438,305	429,720
Net Assets at End of Period	$123,720	$102,678	$173,591	$114,681	$450,582	$438,305

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio		J.P. Morgan U.S. Large Cap Core Equity Portfolio
	2009	2008	2009 (C)	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2,616	$ 2,691	$ 8	$ 1	$ 6	$(2)
Realized Gains (Losses) on Investments, Net	198	920	(69)	56	(135)	(7)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,510)	1,714	72	(233)	122	(182)
Net Increase (Decrease) in Net Assets
From Operations	(1,696)	5,325	11	(176)	(7)	(191)

Contract Transactions-All Products
Purchase Payments	16,211	13,898	-	-	-	-
Transfers Between Funds	(23,439)	19,166	(168)	(100)	(290)	-
Surrenders and Terminations	(10,253)	(12,462)	(22)	(36)	(25)	(83)
Rescissions	(2,131)	(773)	-	-	-	-
Bonus (Recapture)	229	128	-	-	-	-
Contract Maintenance Charge	(34)	(26)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19,417)	19,931	(190)	(136)	(315)	(83)
Increase (Decrease) in Net Assets	(21,113)	25,256	(179)	(312)	(322)	(274)
Net Assets at Beginning of Period	116,167	90,911	179	491	322	596
Net Assets at End of Period	$95,054	$116,167	$-	$179	$-	$322

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Jennison 20/20 Focus Portfolio
	2009 (A)	2008	2009 (A)	2008	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 1	$-	$(4)	$-	$-	$(1,380)
Realized Gains (Losses) on Investments, Net	4	-	5	-	-	8,220
Net Change in Unrealized Appreciation
(Depreciation) on Investments	60	-	90	-	-	(19,261)
Net Increase (Decrease) in Net Assets
From Operations	65	-	91	-	-	(12,421)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	664
Transfers Between Funds	165	-	279	-	-	(92,904)
Surrenders and Terminations	(2)	-	(13)	-	-	(6,388)
Rescissions	-	-	-	-	-	(24)
Bonus (Recapture)	-	-	-	-	-	1
Contract Maintenance Charge	-	-	-	-	-	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	163	-	266	-	-	(98,669)
Increase (Decrease) in Net Assets	228	-	357	-	-	(111,090)
Net Assets at Beginning of Period	-	-	-	-	-	111,090
Net Assets at End of Period	$228	$-	$357	$-	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3,767)	$ 2,880	$169	$10,292	$ (588)	$ (535)
Realized Gains (Losses) on Investments, Net	963	39,707	(56,811)	(13,770)	(4,310)	(3,218)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	96,084	(280,116)	163,645	(373,104)	18,303	(15,726)
Net Increase (Decrease) in Net Assets
From Operations	93,280	(237,529)	107,003	(376,582)	13,405	(19,479)

Contract Transactions-All Products
Purchase Payments	41,795	91,756	35,669	106,763	8,233	16,520
Transfers Between Funds	(21,658)	(219,054)	(45,678)	(304,737)	3,290	4,316
Surrenders and Terminations	(42,378)	(61,506)	(44,024)	(83,642)	(1,803)	(1,683)
Rescissions	(2,032)	(4,322)	(1,486)	(5,052)	(297)	(654)
Bonus (Recapture)	200	912	209	893	47	189
Contract Maintenance Charge	(220)	(191)	(263)	(253)	(13)	(8)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(24,293)	(192,405)	(55,573)	(286,028)	9,457	18,680
Increase (Decrease) in Net Assets	68,987	(429,934)	51,430	(662,610)	22,862	(799)
Net Assets at Beginning of Period	463,812	893,746	497,934	1,160,544	30,318	31,117
Net Assets at End of Period	$532,799	$463,812	$549,364	$497,934	$53,180	$30,318

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$258	$ (336)	$ (189)	$ 1,130	$ (18)	$ (297)
Realized Gains (Losses) on Investments, Net	(245)	14,406	(4,521)	(5,542)	(1,828)	8,353
Net Change in Unrealized Appreciation
(Depreciation) on Investments	26,902	(85,443)	7,099	(13,076)	15,597	(54,983)
Net Increase (Decrease) in Net Assets
From Operations	26,915	(71,373)	2,389	(17,488)	13,751	(46,927)

Contract Transactions-All Products
Purchase Payments	414	901	150	105	696	981
Transfers Between Funds	(6,424)	(36,176)	987	(76)	(2,587)	(22,577)
Surrenders and Terminations	(8,941)	(17,209)	(698)	(2,687)	(4,946)	(11,898)
Rescissions	(39)	(62)	(3)	-	(41)	(94)
Bonus (Recapture)	3	10	2	2	3	5
Contract Maintenance Charge	(43)	(44)	(4)	(7)	(36)	(39)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(15,030)	(52,580)	434	(2,663)	(6,911)	(33,622)
Increase (Decrease) in Net Assets	11,885	(123,953)	2,823	(20,151)	6,840	(80,549)
Net Assets at Beginning of Period	81,580	205,533	9,566	29,717	58,515	139,064
Net Assets at End of Period	$93,465	$81,580	$12,389	$ 9,566	$65,355	$58,515

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 8,489	$ 5,933	$ 4,919	$ 4,289	$ 1,976	$ 1,981
Realized Gains (Losses) on Investments, Net	(6,202)	(12,917)	(8,451)	(14,724)	(1,306)	(1,817)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	24,978	(25,021)	43,227	(78,367)	11,255	(8,017)
Net Increase (Decrease) in Net Assets
From Operations	27,265	(32,005)	39,695	(88,802)	11,925	(7,853)

Contract Transactions-All Products
Purchase Payments	46,115	35,539	16,402	54,044	16,251	13,894
Transfers Between Funds	12,078	(55,935)	21,798	20,586	18,609	(14,006)
Surrenders and Terminations	(10,490)	(12,978)	(6,701)	(11,806)	(3,072)	(3,042)
Rescissions	(1,374)	(814)	(752)	(1,954)	(551)	(340)
Bonus (Recapture)	297	547	119	767	145	187
Contract Maintenance Charge	(49)	(39)	(43)	(38)	(16)	(9)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	46,577	(33,680)	30,823	61,599	31,366	(3,316)
Increase (Decrease) in Net Assets	73,842	(65,685)	70,518	(27,203)	43,291	(11,169)
Net Assets at Beginning of Period	114,617	180,302	85,230	112,433	33,044	44,213
Net Assets at End of Period	$188,459	$114,617	$155,748	$85,230	$76,335	$33,044

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$870	$ 1,279	$34	$-	$ 9,723	$ 7,825
Realized Gains (Losses) on Investments, Net	8,173	(2,413)	22	-	(5,199)	(12,014)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,689	(5,507)	(59)	-	44,369	(30,843)
Net Increase (Decrease) in Net Assets
From Operations	10,732	(6,641)	(3)	-	48,893	(35,032)

Contract Transactions-All Products
Purchase Payments	15,623	28,439	5,834	-	26,212	14,557
Transfers Between Funds	2,444	6,180	5,068	-	30,900	(41,815)
Surrenders and Terminations	(5,909)	(7,253)	(17)	-	(8,691)	(13,770)
Rescissions	(512)	(1,199)	(36)	-	(966)	(557)
Bonus (Recapture)	105	283	77	-	158	160
Contract Maintenance Charge	(25)	(18)	-	-	(49)	(38)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	11,726	26,432	10,926	-	47,564	(41,463)
Increase (Decrease) in Net Assets	22,458	19,791	10,923	-	96,457	(76,495)
Net Assets at Beginning of Period	75,572	55,781	-	-	96,790	173,285
Net Assets at End of Period	$98,030	$75,572	$10,923	$-	$193,247	$96,790

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio		PIMCO VIT Total Return Portfolio
	2009	2008	2009 (D)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2,605	$ 4,453	$283	$679	$20,680	$13,030
Realized Gains (Losses) on Investments, Net	9,251	(8,717)	(3,752)	(46)	30,246	11,058
Net Change in Unrealized Appreciation
(Depreciation) on Investments	25,110	(23,895)	3,488	(7,400)	21,103	(11,347)
Net Increase (Decrease) in Net Assets
From Operations	36,966	(28,159)	19	(6,767)	72,029	12,741

Contract Transactions-All Products
Purchase Payments	40,858	51,311	28	125	137,358	85,638
Transfers Between Funds	32,632	(39,008)	(7,148)	(1,604)	137,934	(50,819)
Surrenders and Terminations	(19,917)	(21,748)	(519)	(2,446)	(55,622)	(59,458)
Rescissions	(2,034)	(1,978)	-	(28)	(4,969)	(2,706)
Bonus (Recapture)	343	686	-	-	874	1,088
Contract Maintenance Charge	(90)	(69)	(3)	(6)	(204)	(138)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	51,792	(10,806)	(7,642)	(3,959)	215,371	(26,395)
Increase (Decrease) in Net Assets	88,758	(38,965)	(7,623)	(10,726)	287,400	(13,654)
Net Assets at Beginning of Period	210,471	249,436	7,623	18,349	492,177	505,831
Net Assets at End of Period	$299,229	$210,471	$-	$ 7,623	$779,577	$492,177

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (25)	$ (33)	$(1,069)	$(1,684)	$ (74)	$ (119)
Realized Gains (Losses) on Investments, Net	(61)	(23)	(7,021)	23,085	(1,466)	(1,337)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	758	(869)	23,990	(66,014)	4,243	(11,813)
Net Increase (Decrease) in Net Assets
From Operations	672	(925)	15,900	(44,613)	2,703	(13,269)

Contract Transactions-All Products
Purchase Payments	21	-	329	651	57	212
Transfers Between Funds	(59)	(76)	(2,660)	(18,630)	(268)	(6,061)
Surrenders and Terminations	(178)	(161)	(5,507)	(10,661)	(755)	(1,728)
Rescissions	-	-	(21)	(10)	(13)	(76)
Bonus (Recapture)	-	-	4	7	-	1
Contract Maintenance Charge	(1)	(1)	(32)	(34)	(4)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(217)	(238)	(7,887)	(28,677)	(983)	(7,657)
Increase (Decrease) in Net Assets	455	(1,163)	8,013	(73,290)	1,720	(20,926)
Net Assets at Beginning of Period	1,245	2,408	53,475	126,765	8,551	29,477
Net Assets at End of Period	$ 1,700	$ 1,245	$61,488	$53,475	$10,271	$ 8,551

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (243)	$ (378)	$747	$ 1,159	$-	$ 2,394
Realized Gains (Losses) on Investments, Net	(573)	1,110	(1,448)	644	-	(37,124)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,832	(9,406)	2,422	(5,440)	-	(132,011)
Net Increase (Decrease) in Net Assets
From Operations	4,016	(8,674)	1,721	(3,637)	-	(166,741)

Contract Transactions-All Products
Purchase Payments	54	259	641	7	-	2,561
Transfers Between Funds	177	(6,303)	(345)	(360)	-	(159,531)
Surrenders and Terminations	(1,104)	(1,905)	(1,423)	(1,467)	-	(18,240)
Rescissions	(11)	-	-	-	-	(414)
Bonus (Recapture)	1	4	-	-	-	16
Contract Maintenance Charge	(7)	(6)	(4)	(5)	-	(65)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(890)	(7,951)	(1,131)	(1,825)	-	(175,673)
Increase (Decrease) in Net Assets	3,126	(16,625)	590	(5,462)	-	(342,414)
Net Assets at Beginning of Period	10,121	26,746	9,555	15,017	-	342,414
Net Assets at End of Period	$13,247	$10,121	$10,145	$ 9,555	$-	$-

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 3,810	$ 2,887	$20,017	$ 2,533	$ 4,991	$ 1,055
Realized Gains (Losses) on Investments, Net	(4,999)	32,025	1,611	575	(55,868)	(14,210)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59,960	(195,626)	3,911	89	140,619	(312,302)
Net Increase (Decrease) in Net Assets
From Operations	58,771	(160,714)	25,539	3,197	89,742	(325,457)

Contract Transactions-All Products
Purchase Payments	2,627	2,627	40,274	43,547	20,983	78,480
Transfers Between Funds	(11,645)	(55,926)	44,986	5,248	(31,626)	(210,750)
Surrenders and Terminations	(18,836)	(37,006)	(12,425)	(10,417)	(30,277)	(58,374)
Rescissions	(122)	(88)	(1,831)	(1,256)	(944)	(3,117)
Bonus (Recapture)	7	34	284	389	68	668
Contract Maintenance Charge	(119)	(128)	(51)	(30)	(212)	(213)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(28,088)	(90,487)	71,237	37,481	(42,008)	(193,306)
Increase (Decrease) in Net Assets	30,683	(251,201)	96,776	40,678	47,734	(518,763)
Net Assets at Beginning of Period	192,585	443,786	124,761	84,083	351,451	870,214
Net Assets at End of Period	$223,268	$192,585	$221,537	$124,761	$399,185	$351,451

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Enterprise Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009 (C)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (29)	$ (41)	$ 2	$(1)	$11	$ 4
Realized Gains (Losses) on Investments, Net	(78)	(15)	(81)	(12)	(65)	29
Net Change in Unrealized Appreciation
(Depreciation) on Investments	928	(1,595)	82	(57)	135	(353)
Net Increase (Decrease) in Net Assets
From Operations	821	(1,651)	3	(70)	81	(320)

Contract Transactions-All Products
Purchase Payments	-	4	-	42	-	30
Transfers Between Funds	(72)	(356)	(69)	(10)	(157)	(10)
Surrenders and Terminations	(192)	(590)	(33)	(12)	(110)	(43)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(266)	(944)	(102)	20	(267)	(23)
Increase (Decrease) in Net Assets	555	(2,595)	(99)	(50)	(186)	(343)
Net Assets at Beginning of Period	1,424	4,019	99	149	632	975
Net Assets at End of Period	$ 1,979	$ 1,424	$-	$99	$446	$632

See accompanying notes to financial statements (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Total All Funds
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$125,957	$80,653
Realized Gains (Losses) on Investments, Net	$ (864,656)	$ (448,324)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	$ 3,600,884	$(5,911,447)
Net Increase (Decrease) in Net Assets
From Operations	2,862,185	$(6,279,118)

Contract Transactions-All Products
Purchase Payments	$ 2,512,636	$ 3,047,102
Transfers Between Funds	$ (339,872)	$(3,731,722)
Surrenders and Terminations	$ (999,089)	$(1,528,500)
Rescissions	$ (90,990)	$ (103,362)
Bonus (Recapture)	$18,761	$33,882
Contract Maintenance Charge	$(5,454)	$(4,734)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,095,992	(2,287,334)
Increase (Decrease) in Net Assets	3,958,177	(8,566,452)
Net Assets at Beginning of Period	11,283,535	$19,849,987
Net Assets at End of Period	$15,241,712	$11,283,535

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)
(F) Period from May 1, 2008 (fund commencement) to December 31, 2008
(G) Period from January 1, 2008 through September 20, 2008 (fund termination)
(H) Period from January 1, 2008 through November 21, 2008 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

1.	ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).The Variable Account was established on May 31, 1985 and commenced operations January 24, 1989.Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select funds of AIM Variable Insurance Funds, Inc.; The Alger American Fund; Allianz Investment Management, LLC; BlackRock Advisors, Inc.; Davis Variable Account Fund, Inc.; Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds); J.P. Morgan Series Trust II; OpCap Advisors, LLC; Oppenheimer Variable Account Funds; Pacific Investment Management Company; Prudential Investments Fund Management, LLC; Seligman Portfolios, Inc., LLC; and Van Kampen Life Investment Trust in accordance with the selection made by the contract owner. Not all funds are available as investment options for the products, which comprise the Variable Account. The investment adviser and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
AIM V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
AIM V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
AIM V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL AIM International Equity Fund * †	Allianz Investment Management LLC	Invesco Advisors, Inc.
AZL Allianz Global Investors Select Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Balanced Index Strategy Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management LLC	Columbia Management Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management LLC	Columbia Management Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management LLC	Eaton Vance Management
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management LLC	Franklin Mutual Advisors, LLC
AZL Fusion Balanced Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Conservative Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Growth Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL Fusion Moderate Fund * †	Allianz Investment Management LLC	Allianz Investment Management LLC
AZL International Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management LLC	Massachusetts Financial Services Company
AZL Moderate Index Strategy Fund * †	Allianz Investment Management LLC	Allianz Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management LLC	BlackRock Institutional Management Corporation
AZL OCC Growth Fund * †	Allianz Investment Management LLC	Oppenheimer Capital, LLC
AZL OCC Opportunity Fund * †	Allianz Investment Management LLC	Oppenheimer Capital, LLC
AZL S&P 500 Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 * †	Allianz Investment Management LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen Global Real Estate Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Portfolio	Investment Adviser	Specialist Manager/Adviser
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen International Equity Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
AZL Van Kampen Mid Cap Growth Fund * †	Allianz Investment Management LLC	Van Kampen Asset Management
BlackRock Global Allocations V.I. Fund *	BlackRock Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Real Estate Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Franklin Zero Coupon Fund 2010	Franklin Advisers, Inc.	N/A
JPMIT International Equity Fund	J.P. Morgan Asset Management	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
OpCap Mid Cap Portfolio †	Allianz Global Investors Fund Management LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co., Inc.	N/A
Seligman Small-Cap Value Portfolio	J & W Seligman & Co., Inc.	N/A
SP International Growth Portfolio	Prudential Investments, LLC	N/A
SP Strategic Partners Focused Growth Portfolio	Prudential Investments, LLC	N/A
Templeton Global Asset Allocation Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A
Van Kampen LIT Capital Growth Portfolio	Van Kampen Asset Management, Inc.	N/A
Van Kampen LIT Growth and Income Portfolio	Van Kampen Asset Management, Inc.	N/A

*Fund contains class 2 shares, which assess 12b-1 fees.
 † The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification or ASC). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered non-authoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Variable Account adopted the Codification as of December 31, 2009. There was no financial impact on the Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with Codification.

In May 2009 the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Variable Account adopted this guidance for the annual period ending December 31, 2009. There was no impact on the Financial Statements.

 Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)Quoted prices for similar assets or liabilities in active markets.

(b)Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)Inputs other than quoted prices that are observable.

(d)Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2009, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1.The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Three Fixed Account investment options are available to deferred annuity contract owners.A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. A Dollar Cost Averaging Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, Allianz Alterity, Allianz High Five, Allianz High Five Bonus, and Allianz Vision deferred annuity contract owners.These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2009 are listed in the following table:
Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
AZL AIM International Equity Fund	5/1/2002	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL Allianz Global Investors Select Fund	10/22/2009	10/22/2009	N/A	N/A	N/A	10/22/2009	N/A	N/A	10/22/2009
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Davis NY Venture Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Dreyfus Equity Growth Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Eaton Vance Large Cap Value Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Franklin Small Cap Value Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/22/2009	10/22/2009	N/A	N/A	N/A	10/22/2009	N/A	N/A	10/22/2009
AZL Fusion Balanced Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL JPMorgan U.S. Equity Fund	11/6/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Moderate Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL Money Market Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL OCC Growth Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
AZL OCC Opportunity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Van Kampen Equity and Income Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Van Kampen Global Real Estate Fund	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
AZL Van Kampen Growth and Income Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Van Kampen International Equity Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Van Kampen Mid Cap Growth Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001	5/1/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008
Franklin High Income Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997	5/1/2007
Franklin Income Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997	5/1/2007
Franklin Templeton VIP Founding Funds Allocation Fund	9/25/2007	11/12/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	9/25/2007	5/1/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	3/14/1989	2/3/1997	5/1/2007
Franklin Zero Coupon Fund 2010	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	3/14/1989	2/3/1997	5/1/2007
Mutual Global Discovery Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997	5/1/2007
Mutual Shares Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997	5/1/2007
OpCap Mid Cap Portfolio	5/1/2006	11/12/2007	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2007
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2006	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001	5/1/2007

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV	Allianz Vision
Templeton Global Bond Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/27/1992	2/3/1997	5/1/2007
Templeton Growth Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	3/15/1994	2/3/1997	5/1/2007

During the years ended December 31, 2009 and 2008, several funds changed their name as summarized with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
Alger American Capital Appreciation Portfolio	Alger American Leveraged AllCap Portfolio	May 1, 2008
Alger American LargeCap Growth Portfolio	Alger American Growth Portfolio	May 1, 2008
Alger American SmallCap Growth Portfolio	Alger American Small Capitalization Portfolio	May 1, 2008
Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Strategic Growth Portfolio	May 1, 2008
AZL Columbia Small Cap Value Fund	AZL Dreyfus Premier Small Cap Value Fund	September 20, 2008
AZL BlackRock Capital Appreciation fund	AZL Jennison Growth fund	November 21, 2008
AZL Columbia Mid Cap Value Fund	AZL Neuberger Regency Fund	November 21, 2008
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009

During the years ended December 31, 2009 and 2008, the following funds were closed to new money:

Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009

During the years ended December 31, 2009 and 2008, the following funds were added as available options:

Fund	Date Opened
BlackRock Global Allocations V.I. Fund	May 1, 2008
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

During the years ended December 31, 2009 and 2008, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:
Closed Fund	Receiving Fund	Date Merged
Jennison 20/20 Focus Portfolio	AZL Jennison 20/20 Fucus Fund	September 20, 2008
Dreyfus Stock Index Fund	AZL S&P 500 Index Fund	September 20, 2008
Dreyfus IP Small Cap Stock Index Portfolio	AZL Small Cap Stock Index Fund	September 20, 2008
AZL LMP Large Cap Growth Fund	AZL Legg Mason Growth Fund	November 21, 2008
AZL OCC Value Fund	AZL Davis NY Venture Fund	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 1	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 2	November 21, 2008
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
Van Kampen LIT Enterprise Portfolio	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.If additional reserves are required, Allianz Life reimburses the account.

Premium Bonus

A premium bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time of deposit.The bonus paid is based on the following schedule:

	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus

Net Deposit	Bonus Paid	Bonus Paid	Bonus Paid
$0 to $14,999	0%	0%	6%
$15,000 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The bonus is vested over three years; therefore, if the contract owner surrenders the policy before the full vesting period, a portion of the bonus can be recaptured by Allianz Life.The accumulated gain/loss on the bonus is 100% vested as it is earned.The vesting rates are presented in the following schedule:

	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus

Months Following Deposit	Amount Vested	Amount Vested	Amount Vested
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

Expenses

The Mortality and Expense Risk (M&E) charge and administrative charge for Allianz Alterity can be summarized as follows:

The currently offered Allianz Alterity Base Contract provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. If an owner so chooses, they can instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The currently offered Allianz Alterity Contract also provides an optional PRIME Plus Benefit, which includes a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

EXPENSES

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the currently offered Contract in May 2007. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	Currently Offered Base Contract and May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	Currently Offered Contract with the PRIME Plus Benefit and May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40% (Traditional – Option 1)	1.70% (Optional – Option 1)	1.50% (Traditional – Option 3)	1.70% (Traditional – Option 4)	2.20% (Traditional – Option 5)
Earnings Protection GMDB	1.60% (Traditional -Option 2)	1.90% (Optional – Option 2)	1.80% (Optional – Option 3)	2.00% (Optional – Option 4)	2.45% (Optional – Option 5)
Enhanced GMDB	1.70% (Optional – Option 1)	1.90% (Enhanced – Option 1)	1.80% (Enhanced – Option 3)	1.95% (Enhanced – Option 4)	2.40% (Enhanced – Option 5)
The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the currently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000. The most recently offered Allianz Rewards Base Contract automatically provides a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provides a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. If an owner instead selected the Enhanced GMD), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provides an optional PRIME Plus Benefit, which includes a GMIB and a GPWB.The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are basedon the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB	Most Recently Offered Base Contract and May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit and a May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.65% (Traditional–Option 1)	1.85% (Traditional-Option 7)	2.35% (Traditional-Option 8)	1.65% (Traditional–Option 1)	1.95% (Traditional–Option 2)	1.70% (Traditional–Option 4)	1.90% (Traditional-Option 5)	2.40% (Traditional-Option 6)
Enhanced GMDB	1.85% (Enhanced–Option 1)	2.05% (Enhanced-Option 7)	2.55% (Enhanced-Option 8)	1.95% (Enhanced-Option 2)	2.15% (Enhanced–Option 3)	2.00% (Enhanced-Option 4)	2.15% (Enhanced-Option 5)	2.60% (Enhanced-Option 6)

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999 and sales were discontinued in May 2003. The Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the accumulation and annuity phases are as follows:

	Charges during the Accumulation Phase (includes a 0.15% administrative charge)	Charges during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge)
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003 and sales were discontinued in May 2005. The Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the accumulation phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75% (Option 1)	1.95% (Option 4)	2.45% (Option 7)
Enhanced GMDB	2.05% (Option 2)	2.20% (Option 5)	2.65% (Option 8)
Earnings Protection GMDB	2.05% (Option 3)	2.25% (Option 6)	2.70% (Option 9)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001 and sales were discontinued in May 2002. The Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50% (Option 1)	1.80% (Option 3)	1.70% (Option 5)
GPA Benefit	1.70% (Option 2)	2.00% (Option 4)	1.90% (Option 6)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006 and sales were discontinued December 31, 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

M&E charges during the accumulation phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract anniversary	1.50% decreasing to 1.35% by the 5th contract anniversary and then decreasing to 1.00% by the 7th contract anniversary	1.85% decreasing to 1.70% by the 5th contract anniversary	2.20% decreasing to 2.05% by the 5th contract anniversary and then decreasing to 1.70% by the 7th contract anniversary
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract anniversary	1.80% decreasing to 1.65% by the 5th contract anniversary and then decreasing to 1.30% by the 7th contract anniversary	2.05% decreasing to 1.90% by the 5th contract anniversary	2.40% decreasing to 2.25% by the 5th contract anniversary and then decreasing to 1.90% by the 7th contract anniversary

*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006 and sales were discontinued on December 31, 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

M&E Charges during the accumulation and annuity phase are as follows:

M&E charges	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five was launched in October 2002 and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provides Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available on September 20, 2002. There are two versions of the Original Contract: one was issued before June 22, 2007 and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the anuuity phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007 and are 1.40% for the Original Contract issued before June 22, 2007 and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

The Allianz High Five Bonus was launched in April 2005 and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available on April 30, 2004 and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March, 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

The Allianz High Five L was launched in April 2006 and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amountcalled the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available on April 29, 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the accumulation phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Valuemark II and Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are as follows:

Valuemark II and Valuemark III                                                                           1.40%

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Valuemark IV Original Contract was launched in February of 1997 and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the annuity phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

The May 2003 Contract was launched in May 2003 and sales were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB

Without the EDB Endorsement, orwith DB Option 1 or DB Option 2 Traditional GMDB	1.49% -	1.79% -	- 1.75%	- 1.90%
Enhanced GMDB	-	-	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994 and sales were discontinued in May 2006. The Valuemark Income Plus was an immediate single payment annuity.

Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are as follows:

Valuemark Income Plus                                                                1.40%

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007 and included the following optional benefits: the Lifetime Plus Benefit, the Quarterly Value Death Benefit, the Bonus Option and the Short Withdrawal Charge Option. In November 2007 the Lifetime Plus II Benefit became available. In March 2008 the Target Date Retirement Benefit and the No Withdrawal Charge Option became available. In July 2008 the Lifetime Plus 10 Benefit became available. In January 2009 the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit, the Lifetime Plus Benefit was discontinued and the additional M&E charge for the Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009 all optional benefits were discontinued except the Bonus Option, Short Withdrawal Charge Option and the Quarterly Value Death Benefit. In August of 2009 the No Withdrawal Charge Option again became available and the Investment Protector and the Income Protector became available. The Investment Protector and the Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

The Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Contract also allows the owner to select at issue for an additional M&E charge either: a) a Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years, b) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) a No Withdrawal Charge Option that eliminates the withdrawal charge.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit, Lifetime Benefit, Investment Protector or Income Protector. The Target Date Benefits and Investment Protector provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits and the Income Protector are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

M&E charges during the accumulation phase are as follows:
	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.40%	1.70%
	(Base Option 1)	(Base Option 2)
Contract with the Bonus Option	1.70%	2.00%
	(Bonus Option 1)	(Bonus Option 2)
Contract with the Short Withdrawal Charge Option	1.65%	1.95%
	(L Option 1)	(L Option 2)
Contract with the Target Date Retirement Benefit	1.80%	2.10%
	(Base Option 11)	(Base Option 12)
Contract with the Lifetime Plus Benefit (single Lifetime Plus Payments)	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with the Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.20%	2.50%
	(Base Option 7)	(Base Option 8)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.35%	2.65%
	(Base Option 9)	(Base Option 10)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with the Bonus Option and Target Date Retirement Benefit	2.10%	2.40%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.40%	2.70%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.55%	2.85%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.50%	2.80%
	(Bonus Option 7)	(Bonus Option 8)
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.65%	2.95%
	(Bonus Option 9)	(Bonus Option 10)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.40%	2.70%
	(Bonus Option 3)	(Bonus Option 4)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.55%	2.85%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Short Withdrawal Charge Option and Target Date Retirement Benefit	2.05%	2.35%
	(L Option 11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.35%	2.65%
	L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.45%	2.75%
	(L Option 7)	(L Option 8)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.60%	2.90%
	(L Option 9)	(L Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%	2.45%
	(C Option 5)	(C Option 6)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(C Option 7)	(C Option 8)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(C Option 1)	(C Option 2)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with Target Date 10 Benefit	1.95%	2.25%
	(Base Option 13)	(Base Option 5)
Contract with the Bonus Option and theTarget Date 10 Benefit	2.25%	2.55%
	(Bonus Option 14)	(Bonus Option 5)
Contract with the Short Withdrawal Charge Option and theTarget Date 10 Benefit	2.20%	2.50%
	(L Option 13)	(L Option 5)
Contract with the No Withdrawal Charge Option and theTarget Date 10 Benefit	2.30%	2.60%
	(C Option 11)	(C Option 3)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.35%	2.65%
	(Base Option 3)	(Base Option 4)
Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.65%	2.95%
	(Bonus Option 9)	Bonus Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.60%	2.90%
	(L Option 9)	(L Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.50%	2.80%
	(Base Option 8)	(Base Option 9)
Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.80%	3.10%
	(Bonus Option 8)	(Bonus Option 13)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.75%	3.05%
	(L Option 8)	(L Option 13)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.85%	3.15%
	(C Option 8)	(C Option 12)
The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charge for Allianz Connections can be summarized as follows:

The Allianz Connections was launched in November 2007 and included the optional the Lifetime Plus II Benefit and the Quarterly Value Death Benefit. In July 2008 the Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009 the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit and the additional M&E charge for the Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except the Short Withdrawal Charge Option and the Quarterly Value Death Benefit.

The Allianz Connections Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Contract also allows the owner to select at issue for an additional M&E charge either: a) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or b) a No Withdrawal Charge Option that eliminates the withdrawal charge. The Contract also offers selection of either the Target Date Benefits or the Lifetime Plus Benefits.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit or a Lifetime Benefit. The Target Date Benefits provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits are designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

M&E Charges during the accumulation phase are as follows:
	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.15%	1.45%
	(Option 1)	(Option 2)
Short Withdrawal Charge Option	1.60%	1.90%
	(Option 13)	(Option 14)
Contract with the Target Date Retirement Benefit	1.55%	1.85%
	(Option 11)	(Option 12)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	1.95%	2.25%
	(Option 3)	(Option 4)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.10%	2.40%
	(Option 5)	(Option 6)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, oncepayments begin	1.85%	2.15%
	(Option 7)	(Option 8)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.00%	2.30%
	(Option 9)	(Option 10)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.40%	2.70%
	(Option 15)	(Option 16)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(Option 17)	(Option 18)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.30%	2.60%
	(Option 19)	(Option 20)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(Option 21)	(Option 22)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.55%	2.85%
	(Option 25)	(Option 26)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, before payments begin	2.70%	3.00%
	(Option 27)	(Option 28)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.45%	2.75%
	(Option 29)	(Option 30)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit, once payments begin	2.60%	2.90%
	(Option 31)	(Option 32)
Contract with the Target Date 10 Benefit	1.70%	2.00%
	(Option 33)	(Option 23)
Contract with the Target Date 10 Benefit and the Short Withdrawal Charge Option	2.15%	2.45%
	(Option 8)	(Option 21)
Contract with the Target Date 10 Benefit and the No Withdrawal Charge Option	2.30%	2.60%
	(Option 19)	(Option 20)
Contract with single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued January 26, 2009 and after	2.10%	2.40%
	(Option 5)	(Option 6)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.55%	2.85%
	(Option 35)	(Option 18)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.70%	3.00%
	(Option 27)	(Option 28)
Contract with joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.25%	2.55%
	(Option 4)	(Option 17)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.70%	3.00%
	(Option 27)	(Option 38)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and issued January 26, 2009 and after	2.85%	3.15%
	(Option 18)	(Option 34)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.15%.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the annuity phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts; and $50 for Allianz Charter II, Allianz Elite, Allianz Connections and Allianz Vision contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2009 and 2008 were $5,454,000 and $4,734,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with the Investment Protector or Income Protector, which were made available with the contract in August of 2009. The Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the target value or benefit base). The current charge deducted for the Investment Protector (as of August 2009) is 0.80%. The current charge deducted for the Income Protector (as of August 2009) is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Vision deferred annuity contracts. If the withdrawal is a partial withdrawal the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

Withdrawal charges are as follows:
Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards	Allianz Vision(5)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%
4	3%	5%	5%	7%	0%	8%	5%
5	2%	4%	4%	6%	0%	7%	4%
6	0%	3%	3%	5%	0%	6%	3%
7	0%	0%	0%	4%	0%	5%	0%
8	0%	0%	0%	3%	0%	4%	0%
9	0%	0%	0%	0%	0%	3%	0%
10 +	0%	0%	0%	0%	0%	0%	0%
(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7%, 6%, 5%, 4%, 3%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2006 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8%, 7%, 5%, and 0%.
(5)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(6)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(6)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2009 and 2008, were $56,561,385 and $48,313,008, respectively.

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, and Allianz Connections all include a waiver of withdrawal charge benefit for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L and Allianz Connections, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6 owners may also take a liquidation once each year after the fist contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Commutation fee during the annuity phase under annuity option 2, 4 or 6 are as follows:

Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	-	-	-	5%
1	4%	6%	-	-	-	5%
2	3%	5%	-	-	-	4%
3	2%	4%	-	-	-	3%
4	1%	3%	-	-	-	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually on Allianz Alterity and Allianz High Five Original Contracts and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary on Allianz Dimensions.

Withdrawal charge during the annuity phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	-
1	6%	8%	-
2	5%	7%	-
3	4%	6%	-
4	3%	5%	-
5	2%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). If the transfer is made under the dollar cost averaging program; flexible rebalancing program, GAV or GPV Transfers under the Living Guarantees for any of the High Five products; or the allocation and transfer restrictions for the Target Date Retirement Benefit of one of the Lifetime Benefits for the Vision or Connections products, there is no fee for the transfer, and do not count these transfers against any free transfers. Total transfer fees paid by the contract owners during the years ended December 31, 2009 and 2008 were $15,402 and $15,578, respectively. Net transfers (to)/from the Fixed Accounts during the years ended December 31, 2009 and 2008 were $(339,872,000) and $(3,731,722,000), respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offers optional Guaranteed Value Protection Benefits (GVPs), which offers either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life may, in its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life may have to deduct such amounts at a later date. A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

Capitalization

Allianz Life may provide seed capital for the establishment of new funds as investment options of the Variable Account. The capitalization transactions are as follows during the year ended December 31, 2009:
Fund	Capitalization Amount	Date of Capitalization
AZL Balanced Index Strategy Fund	$30,000,000	4/22/2009
AZL Moderate Index Strategy Fund	30,000,000	4/22/2009
AZL Allianz Global Investors Select Fund	500,000	10/22/2009
AZL Franklin Templeton Founding Strategy Plus Fund	50,000,000	10/22/2009
AZL Fusion Conservative Fund	500,000	10/22/2009
AZL OCC Growth Fund	3,000,000	10/22/2009
Allianz Life will generally begin to recapture seed capital immediately. The recapture amount is formula driven, such that if there is positive net activity in the investment option each trading day, 75% will be deemed as available for seed recapture until all seed shares have been liquidated. All seed capital is invested at a Net Asset Value of $10.00 with the cost basis adjusting only when the investment options distribute income and gains. Allianz Life reserves the right to make modifications to the frequency of recapturing seed capital.

The seed capital recapture activity was as follows during the year ended December 31, 2009:
Fund	Seed Capital Recaptured	Remaining Seed Capital
AZL Balanced Index Strategy Fund	$30,000,000	$-
AZL Moderate Index Strategy Fund	30,000,000	-
AZL Allianz Global Investors Select Fund	500,000	-
AZL Franklin Templeton Founding Strategy Plus Fund	5,782,797	44,217,204
AZL Fusion Conservative Fund	500,000	-
AZL OCC Growth Fund	143,700	2,856,300
Total	$66,926,496	$47,073,504
3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 are as follows:
	Cost of Purchases	Proceeds from Sales
AIM V.I. Capital Appreciation Fund	$ 32	$ 773
AIM V.I. Core Equity Fund	51	481
AIM V.I. International Growth Fund	18	205
Alger American Capital Appreciation Portfolio	12	327
Alger American LargeCap Growth Portfolio	27	357
Alger American MidCap Growth Portfolio	5	600
Alger American SmallCap Growth Portfolio	1	73
AZL AIM International Equity Fund	205,103	66,800
AZL Allianz Global Investors Select Fund	3,352	529
AZL Balanced Index Strategy Fund	135,729	7,733
AZL BlackRock Capital Appreciation Fund	303,256	53,330
AZL BlackRock Growth Fund	21,682	185,821
AZL Columbia Mid Cap Value Fund	43,134	20,709
AZL Columbia Small Cap Value Fund	24,291	19,924
AZL Columbia Technology Fund	40,361	98,103
AZL Davis NY Venture Fund	76,542	100,470
AZL Dreyfus Equity Growth Fund	27,296	37,662
AZL Eaton Vance Large Cap Value Fund	38,736	58,513
AZL First Trust Target Double Play Fund	33,567	91,911

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
AZL Franklin Small Cap Value Fund	$ 58,043	$ 60,503
AZL Franklin Templeton Founding Strategy Plus Fund	60,406	7,209
AZL Fusion Balanced Fund	335,151	149,890
AZL Fusion Conservative Fund	7,702	1,873
AZL Fusion Growth Fund	243,626	209,826
AZL Fusion Moderate Fund	523,776	205,654
AZL International Index Fund	46,038	10,891
AZL JPMorgan Large Cap Equity Fund	11,034	79,585
AZL JPMorgan U.S. Equity Fund	90,327	29,009
AZL MFS Investors Trust Fund	107,085	92,548
AZL Moderate Index Strategy Fund	176,145	15,348
AZL Money Market Fund	1,104,938	1,219,092
AZL NACM International Fund	12,021	19,483
AZL OCC Growth Fund	3,554	286
AZL OCC Opportunity Fund	60,007	41,442
AZL Oppenheimer Global Fund	34,899	158,345
AZL Oppenheimer International Growth Fund	44,165	180,393
AZL PIMCO Fundamental IndexPLUS Total Return Fund	41,015	50,128
AZL S&P 500 Index Fund	271,815	123,835
AZL Schroder Emerging Markets Equity Fund CL 1	1,571	7,977
AZL Schroder Emerging Markets Equity Fund CL 2	114,391	89,111
AZL Schroder International Small Cap Fund	21,129	39,131
AZL Small Cap Stock Index Fund	35,536	42,137
AZL TargetPLUS Balanced Fund	124,101	178,809
AZL TargetPLUS Equity Fund	33,762	101,612
AZL TargetPLUS Growth Fund	42,970	121,735
AZL TargetPLUS Moderate Fund	32,849	95,681
AZL Turner Quantitative Small Cap Growth Fund	19,805	17,314
AZL Van Kampen Equity and Income Fund	149,613	90,311
AZL Van Kampen Global Real Estate Fund	39,128	36,100
AZL Van Kampen Growth and Income Fund	45,583	55,007
AZL Van Kampen International Equity Fund	205,092	89,338
AZL Van Kampen Mid Cap Growth Fund	94,187	84,050
BlackRock Global Allocations V.I. Fund	541,192	156,875
Davis VA Financial Portfolio	35,669	30,946
Davis VA Real Estate Portfolio	18	201
Davis VA Value Portfolio	2,198	13,607
Franklin Global Communications Securities Fund	9,632	123,425
Franklin Growth and Income Securities Fund	17,678	41,573
Franklin High Income Securities Fund	140,959	82,873
Franklin Income Securities Fund	201,645	223,550
Franklin Large Cap Growth Securities Fund	7,777	25,764
Franklin Money Market Fund	1	24,005
Franklin Real Estate Fund	19,153	22,030
Franklin Rising Dividends Securities Fund	13,153	49,997
Franklin Small Cap Value Securities Fund	6,147	13,667
Franklin Small-Mid Cap Growth Securities Fund	4,819	23,425
Franklin Templeton VIP Founding Funds Allocation Fund	73,853	52,020
Franklin U.S. Government Fund	241,904	226,080
Franklin Zero Coupon Fund 2010	57,129	73,930
J.P. Morgan International Opportunities Portfolio	8	182
J.P. Morgan U.S. Large Cap Core Equity Portfolio	7	316
JPMIT International Equity Fund	180	16
JPMorgan Insurance Trust U.S. Equity Portfolio	287	25
Mutual Global Discovery Securities Fund	133,228	147,901

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
Mutual Shares Securities Fund	$ 107,723	$ 163,127
OpCap Mid Cap Portfolio	34,180	25,311
Oppenheimer Global Securities Fund/VA	6,609	19,538
Oppenheimer High Income Fund/VA	9,973	9,728
Oppenheimer Main Street Fund/VA	3,199	10,128
PIMCO VIT All Asset Portfolio	124,936	69,870
PIMCO VIT Commodity RealReturn Strategy Portfolio	104,713	56,467
PIMCO VIT Emerging Markets Bond Portfolio	66,578	33,236
PIMCO VIT Global Bond Portfolio	70,829	49,908
PIMCO VIT Global Multi-Asset Portfolio	11,259	276
PIMCO VIT High Yield Portfolio	149,195	91,908
PIMCO VIT Real Return Portfolio	178,201	112,445
PIMCO VIT StocksPLUS Growth and Income Portfolio	1,579	8,938
PIMCO VIT Total Return Portfolio	485,369	226,045
Seligman Global Technology Portfolio	41	283
Seligman Small-Cap Value Portfolio	3,004	10,628
SP International Growth Portfolio	1,225	2,282
SP Strategic Partners Focused Growth Portfolio	3,044	4,177
Templeton Global Asset Allocation Fund	1,660	1,908
Templeton Foreign Securities Fund	22,451	38,454
Templeton Global Bond Securities Fund	163,490	72,236
Templeton Growth Securities Fund	76,456	113,473
Van Kampen LIT Capital Growth Portfolio	-	295
Van Kampen LIT Enterprise Portfolio	2	102
Van Kampen LIT Growth and Income Portfolio	22	278
5.       CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2009 and 2008 are as follows:

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		AIM V.I. International Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	16	-	-	-	-	-
Transfers between funds	(63)	(43)	(18)	(22)	(13)	(11)
Surrenders and terminations	(86)	(107)	(34)	(65)	(12)	(23)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Total Net Contract Transactions	(134)	(151)	(52)	(87)	(25)	(34)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	16	-	10	-	-	-
Transfers between funds	(24)	(11)	(29)	(31)	(20)	(41)
Surrenders and terminations	(17)	(41)	(26)	(77)	(51)	(65)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(25)	(52)	(45)	(108)	(71)	(106)

	Alger American SmallCap Growth Portfolio		AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	1,154	2,701	195	-
Transfers between funds	(5)	(7)	9,649	(5,054)	80	-
Surrenders and terminations	(6)	(11)	(757)	(954)	-	-
Rescissions	-	-	(67)	(124)	(1)	-
Bonus	-	-	10	41	4	-
Contract Maintenance Charges	-	-	(6)	(4)	-	-
Total Net Contract Transactions	(11)	(18)	9,983	(3,394)	278	-

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	550	-	2,402	1,761	1,327	3,348
Transfers between funds	12,509	-	23,869	(784)	(26,685)	9,970
Surrenders and terminations	(101)	-	(659)	(280)	(1,420)	(885)
Rescissions	(1)	-	(90)	(37)	(76)	(139)
Bonus	1	-	14	17	7	46
Contract Maintenance Charges	(1)	-	(4)	(1)	(10)	(5)
Total Net Contract Transactions	12,957	-	25,532	676	(26,857)	12,335

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,584	1,970	881	871	885	1,980
Transfers between funds	2,931	(422)	65	(88)	(8,695)	(3,558)
Surrenders and terminations	(304)	(177)	(251)	(293)	(435)	(682)
Rescissions	(80)	(40)	(39)	(17)	(39)	(57)
Bonus	7	20	6	9	7	35
Contract Maintenance Charges	(2)	(1)	(2)	(1)	(4)	(3)
Total Net Contract Transactions	4,136	1,350	660	(329)	(8,281)	(2,285)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4,435	5,630	1,197	2,323	1,471	2,254
Transfers between funds	(2,668)	9,710	(861)	(6,789)	(1,691)	(13,732)
Surrenders and terminations	(3,090)	(2,072)	(1,384)	(2,022)	(2,361)	(3,785)
Rescissions	(182)	(203)	(47)	(67)	(59)	(72)
Bonus	16	50	8	21	8	20
Contract Maintenance Charges	(22)	(9)	(9)	(7)	(17)	(14)
Total Net Contract Transactions	(1,511)	13,106	(1,096)	(6,541)	(2,649)	(15,329)

	AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3,054	5,425	1,332	2,252	617	-
Transfers between funds	(14,187)	(1,436)	(566)	(4,829)	364	-
Surrenders and terminations	(352)	(557)	(746)	(999)	(1)	-
Rescissions	(151)	(119)	(52)	(71)	(3)	-
Bonus	31	46	8	29	4	-
Contract Maintenance Charges	(4)	(2)	(6)	(4)	-	-
Total Net Contract Transactions	(11,609)	3,357	(30)	(3,622)	981	-

	AZL Fusion Balanced Fund		AZL Fusion Conservative Fund		AZL Fusion Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	17,177	13,394	240	-	8,808	22,791
Transfers between funds	5,210	(6,273)	337	-	(3,134)	(24,031)
Surrenders and terminations	(2,498)	(2,907)	(1)	-	(3,850)	(4,587)
Rescissions	(616)	(342)	-	-	(489)	(641)
Bonus	156	126	-	-	88	315
Contract Maintenance Charges	(12)	(7)	-	-	(39)	(26)
Total Net Contract Transactions	19,417	3,991	576	-	1,384	(6,179)

	AZL Fusion Moderate Fund		AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	38,156	15,937	46	-	708	1,557
Transfers between funds	1,986	(24,925)	3,581	-	(11,580)	(4,327)
Surrenders and terminations	(3,236)	(4,308)	(34)	-	(738)	(902)
Rescissions	(1,051)	(498)	(1)	-	(41)	(56)
Bonus	283	153	1	-	4	17
Contract Maintenance Charges	(26)	(17)	-	-	(5)	(5)
Total Net Contract Transactions	36,112	(13,658)	3,593	-	(11,652)	(3,716)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL JPMorgan U.S. Equity Fund		AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	679	1,332	-	553	2,381	4,105
Transfers between funds	6,426	(3,408)	-	(12,586)	1,027	2,409
Surrenders and terminations	(525)	(596)	-	(1,037)	(1,268)	(948)
Rescissions	(29)	(40)	-	(12)	(109)	(134)
Bonus	5	21	-	7	14	38
Contract Maintenance Charges	(5)	(3)	-	(3)	(8)	(4)
Total Net Contract Transactions	6,551	(2,694)	-	(13,078)	2,037	5,466

	AZL Moderate Index Strategy Fund		AZL Money Market Fund		AZL NACM International Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	660	-	49,477	42,828	239	694
Transfers between funds	15,796	-	(42,732)	11,198	(1,455)	(12)
Surrenders and terminations	(112)	-	(13,192)	(15,426)	(38)	(55)
Rescissions	(38)	-	(1,822)	(1,259)	(17)	(28)
Bonus	5	-	377	499	1	6
Contract Maintenance Charges	(1)	-	(25)	(13)	-	-
Total Net Contract Transactions	16,310	-	(7,917)	37,827	(1,270)	605

	AZL OCC Growth Fund		AZL OCC Opportunity Fund		AZL OCC Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	8	-	525	1,091	-	544
Transfers between funds	44	-	1,983	(2,511)	-	(28,436)
Surrenders and terminations	-	-	(536)	(661)	-	(2,398)
Rescissions	-	-	(22)	(35)	-	(33)
Bonus	-	-	4	13	-	5
Contract Maintenance Charges	-	-	(4)	(3)	-	(8)
Total Net Contract Transactions	52	-	1,950	(2,106)	-	(30,326)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,002	1,790	711	2,426	492	524
Transfers between funds	(11,329)	(4,346)	(9,692)	(4,418)	(1,776)	321
Surrenders and terminations	(488)	(711)	(404)	(687)	102)	(51)
Rescissions	(71)	(71)	(33)	(83)	(13)	(18)
Bonus	7	22	5	42	5	6
Contract Maintenance Charges	(5)	(4)	(3)	(3)	(1)	-
Total Net Contract Transactions	(10,884)	(3,320)	(9,416)	(2,723)	(1,395)	782

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,137	4,988	1,286	6	1,886	3,489
Transfers between funds	19,881	23,517	(248)	4,928	2,689	8,092
Surrenders and terminations	(2,512)	(756)	(652)	(17)	(1,339)	(720)
Rescissions	(155)	(81)	-	-	(91)	(130)
Bonus	43	61	-	-	22	48
Contract Maintenance Charges	(16)	(4)	(3)	-	(11)	(4)
Total Net Contract Transactions	22,378	27,725	383	4,917	3,156	10,775

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	567	1,437	2,229	1,907	7,903	5,514
Transfers between funds	(2,923)	-	(1,165)	15,759	(13,819)	80
Surrenders and terminations	(74)	(80)	(1,426)	(388)	(348)	(108)
Rescissions	(45)	(39)	(62)	(53)	(241)	(198)
Bonus	4	18	28	19	88	61
Contract Maintenance Charges	(1)	-	(9)	(3)	(2)	-
Total Net Contract Transactions	(2,472)	1,336	(405)	17,241	(6,419)	5,349

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,754	4,875	2,565	8,052	1,869	6,412
Transfers between funds	(13,019)	(1,847)	(13,103)	(660)	(9,271)	(356)
Surrenders and terminations	(267)	(427)	(235)	(215)	(349)	(303)
Rescissions	(90)	(152)	(121)	(224)	(103)	(246)
Bonus	57	60	23	112	12	112
Contract Maintenance Charges	(4)	(2)	(4)	(1)	(2)	(1)
Total Net Contract Transactions	(10,569)	2,507	(10,875)	7,064	(7,844)	5,618

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	450	656	8,275	3,617	1,246	2,214
Transfers between funds	160	(588)	(363)	(7,195)	(59)	(1,705)
Surrenders and terminations	(130)	(131)	(902)	(1,222)	(388)	(394)
Rescissions	(15)	(15)	(146)	(119)	(57)	(90)
Bonus	3	7	63	31	15	26
Contract Maintenance Charges	(1)	(1)	(6)	(4)	(3)	(2)
Total Net Contract Transactions	467	(72)	6,921	(4,892)	754	49

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	AZL Van Kampen Growth and Income Fund		AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,700	2,023	1,448	2,768	2,102	4,574
Transfers between funds	(1,201)	(5,901)	5,878	(7,468)	1,112	(8,589)
Surrenders and terminations	(1,244)	(2,061)	(950)	(1,302)	(1,525)	(1,965)
Rescissions	(54)	(84)	(65)	(91)	(83)	(212)
Bonus	12	20	15	26	17	58
Contract Maintenance Charges	(8)	(6)	(7)	(5)	(11)	(8)
Total Net Contract Transactions	(795)	(6,009)	6,319	(6,072)	1,612	(6,142)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	36,019	11,279	904	1,290	-	-
Transfers between funds	14,000	5,094	419	(1,015)	(6)	(5)
Surrenders and terminations	(1,276)	(236)	(429)	(534)	(7)	(5)
Rescissions	(988)	(272)	(33)	(39)	-	-
Bonus	243	74	9	15	-	-
Contract Maintenance Charges	(6)	(1)	(3)	(2)	-	-
Total Net Contract Transactions	47,992	15,938	867	(285)	(13)	(10)

	Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio		Dreyfus Stock Index Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	131	57	-	114	-	166
Transfers between funds	(620)	(2,549)	-	(15,172)	-	(23,394)
Surrenders and terminations	(716)	(1,205)	-	(828)	-	(1,654)
Rescissions	(4)	(2)	-	(4)	-	(13)
Bonus	-	1	-	1	-	1
Contract Maintenance Charges	(4)	(3)	-	(3)	-	(5)
Total Net Contract Transactions	(1,213)	(3,701)	-	(15,892)	-	(24,899)

	Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	120	724	4,635	89	1,742	819
Transfers between funds	(6,650)	(2,442)	(499)	(1,777)	2,183	(2,048)
Surrenders and terminations	(222)	(727)	(1,840)	(1,188)	(700)	(765)
Rescissions	(5)	(25)	(1)	(9)	(41)	(32)
Bonus	2	13	-	1	12	11
Contract Maintenance Charges	(2)	(4)	(6)	(5)	(3)	(2)
Total Net Contract Transactions	(6,757)	(2,461)	2,289	(2,889)	3,193	(2,017)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,161	3,796	2,680	175	-	-
Transfers between funds	(1,563)	(7,889)	(618)	(3,499)	(1,349)	(26)
Surrenders and terminations	(1,935)	(2,183)	(932)	(1,109)	(70)	(129)
Rescissions	(77)	(135)	(10)	(19)	-	-
Bonus	11	29	1	1	-	-
Contract Maintenance Charges	(10)	(8)	(6)	(5)	-	(1)
Total Net Contract Transactions	1,587	(6,390)	1,115	(4,456)	(1,419)	(156)

	Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	366	53	1,942	94	435	53
Transfers between funds	(205)	(1,578)	(593)	(3,581)	(363)	(2,224)
Surrenders and terminations	(352)	(515)	(1,075)	(1,448)	(525)	(752)
Rescissions	(3)	(3)	(3)	(6)	(4)	(9)
Bonus	1	1	1	-	-	1
Contract Maintenance Charges	(2)	(2)	(6)	(5)	(3)	(2)
Total Net Contract Transactions	(195)	(2,044)	266	(4,946)	(460)	(2,933)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,324	73	4,617	17,286	2,805	1,843
Transfers between funds	(533)	(1,565)	34	(1,115)	153	57
Surrenders and terminations	(732)	(903)	(623)	(458)	(2,065)	(2,040)
Rescissions	(3)	(4)	(292)	(582)	(115)	(79)
Bonus	1	2	19	169	22	18
Contract Maintenance Charges	(4)	(4)	(7)	(2)	(6)	(5)
Total Net Contract Transactions	53	(2,401)	3,748	15,298	794	(206)

	Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio		J.P. Morgan U.S. Large Cap Core Equity Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	562	387	-	-	-	-
Transfers between funds	(618)	562	(25)	(11)	(49)	-
Surrenders and terminations	(272)	(315)	(1)	(4)	(5)	(11)
Rescissions	(55)	(21)	-	-	-	-
Bonus	6	3	-	-	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Total Net Contract Transactions	(378)	615	(26)	(15)	(54)	(11)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Jennison 20/20 Focus Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	41
Transfers between funds	17	-	27	-	-	(6,298)
Surrenders and terminations	(1)	-	(1)	-	-	(395)
Rescissions	-	-	-	-	-	(2)
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	(1)
Total Net Contract Transactions	16	-	26	-	-	(6,655)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	5,080	3,730	7,663	5,542	1,355	2,069
Transfers between funds	(1,014)	(9,111)	(2,967)	(16,040)	446	287
Surrenders and terminations	(2,751)	(2,135)	(4,055)	(3,744)	(264)	(196)
Rescissions	(104)	(176)	(109)	(264)	(52)	(77)
Bonus	11	39	16	50	8	24
Contract Maintenance Charges	(10)	(8)	(18)	(13)	(2)	(1)
Total Net Contract Transactions	1,212	(7,661)	530	(14,469)	1,491	2,106

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	93	75	49	12	287	110
Transfers between funds	(682)	(3,073)	398	1,578	(407)	(2,706)
Surrenders and terminations	(861)	(1,343)	(245)	(244)	(729)	(1,312)
Rescissions	(5)	(5)	(1)	-	(7)	(12)
Bonus	1	1	1	-	1	1
Contract Maintenance Charges	(5)	(4)	(1)	(1)	(5)	(5)
Total Net Contract Transactions	(1,459)	(4,349)	201	1,345	(860)	(3,924)

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4,341	2,990	2,308	4,447	1,402	1,225
Transfers between funds	953	(4,833)	2,602	(36)	1,555	(1,318)
Surrenders and terminations	(878)	(1,001)	(822)	(895)	(263)	(262)
Rescissions	(130)	(69)	(104)	(155)	(49)	(30)
Bonus	28	44	16	60	12	16
Contract Maintenance Charges	(4)	(3)	(6)	(3)	(1)	(1)
Total Net Contract Transactions	4,310	(2,872)	3,994	3,418	2,656	(370)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1,565	2,732	583	-	2,421	1,218
Transfers between funds	114	220	507	-	2,905	(3,281)
Surrenders and terminations	(565)	(691)	(2)	-	(771)	(1,091)
Rescissions	(52)	(115)	(4)	-	(87)	(45)
Bonus	10	27	8	-	15	13
Contract Maintenance Charges	(2)	(2)	-	-	(4)	(3)
Total Net Contract Transactions	1,070	2,171	1,092	-	4,479	(3,189)

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio		PIMCO VIT Total Return Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3,747	4,365	16	12	11,803	5,955
Transfers between funds	2,727	(3,787)	(1,176)	(194)	9,146	(3,342)
Surrenders and terminations	(1,684)	(1,782)	(97)	(259)	(4,526)	(3,978)
Rescissions	(177)	(167)	-	(3)	(334)	(191)
Bonus	30	60	-	-	59	77
Contract Maintenance Charges	(8)	(6)	(1)	(1)	(13)	(10)
Total Net Contract Transactions	4,635	(1,317)	(1,258)	(445)	16,135	(1,489)

	Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	4	-	28	30	36	27
Transfers between funds	(13)	(12)	(154)	(888)	(53)	(981)
Surrenders and terminations	(33)	(26)	(308)	(471)	(140)	(214)
Rescissions	-	-	(1)	-	(2)	(11)
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	(2)	(2)	(1)	(1)
Total Net Contract Transactions	(42)	(38)	(437)	(1,331)	(160)	(1,180)

	SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	10	39	706	-	-	129
Transfers between funds	42	(1,008)	(20)	(18)	-	(12,151)
Surrenders and terminations	(192)	(284)	(107)	(30)	-	(817)
Rescissions	(2)	-	-	-	-	(18)
Bonus	-	1	-	-	-	1
Contract Maintenance Charges	(1)	(1)	-	-	-	(3)
Total Net Contract Transactions	(143)	(1,253)	579	(48)	-	(12,859)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,094	108	1,329	1,509	5,102	3,480
Transfers between funds	(662)	(2,359)	1,417	196	(1,837)	(9,449)
Surrenders and terminations	(1,014)	(1,315)	(364)	(325)	(2,428)	(2,161)
Rescissions	(5)	(4)	(60)	(44)	(62)	(142)
Bonus	1	1	10	15	5	31
Contract Maintenance Charges	(6)	(5)	(2)	(1)	(13)	(10)
Total Net Contract Transactions	408	(3,574)	2,330	1,350	767	(8,251)

	Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Enterprise Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(15)	(48)	(16)	(2)	(13)	(1)
Surrenders and terminations	(33)	(87)	-	(2)	(11)	(3)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(48)	(135)	(16)	(4)	(24)	(4)

	Total All Funds
	2009	2008
Contract Transactions
Purchase payments	299,317	270,756
Transfers between funds	(59,892)	(244,098)
Surrenders and terminations	(88,378)	(100,530)
Rescissions	(9,548)	(8,714)
Bonus	2,048	3,065
Contract Maintenance Charges	(484)	(334)
Total Net Contract Transactions	143,063	(79,855)

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

6.       FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AIM V.I. Capital Appreciation Fund
2009	847	$5.09	to	$5.85	4,645	0.62%	1.15%	to	2.55%	18.03%	to	19.69%
2008	981	$4.31	to	$4.89	4,594	0.00%	1.15%	to	2.55%	-43.94%	to	-43.15%
2007	1,132	$7.69	to	$8.60	9,390	0.00%	1.15%	to	2.55%	9.18%	to	10.73%
2006	1,568	$7.05	to	$7.77	11,798	0.05%	1.15%	to	2.55%	3.63%	to	5.09%
2005	762	$6.80	to	$7.39	5,430	0.05%	1.15%	to	2.55%	6.10%	to	7.59%
AIM V.I. Core Equity Fund
2009	312	$9.68	to	$10.20	3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
2008	364	$7.74	to	$8.04	2,884	2.01%	1.15%	to	2.55%	-31.90%	to	-30.94%
2007	451	$11.37	to	$11.64	5,199	1.02%	1.15%	to	2.55%	5.38%	to	6.87%
2006	609	$10.85	to	$10.95	6,644	1.59%	1.15%	to	2.55%	9.03%	to	9.56%
2005	1,110	$6.41	to	$6.97	7,473	0.79%	1.15%	to	2.55%	3.00%	to	4.45%
AIM V.I. International Growth Fund
2009	143	$9.04	to	$10.19	1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
2008	168	$6.85	to	$7.62	1,221	0.54%	1.15%	to	2.55%	-41.88%	to	-41.06%
2007	202	$11.76	to	$12.93	2,493	0.37%	1.15%	to	2.55%	11.82%	to	13.40%
2006	275	$10.45	to	$11.51	3,037	0.98%	1.15%	to	2.55%	25.01%	to	26.77%
2005	326	$8.28	to	$8.99	2,826	0.65%	1.15%	to	2.55%	14.97%	to	16.58%
Alger American Capital Appreciation Portfolio
2009	241	$9.24	to	$9.77	2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
2008	266	$6.23	to	$6.56	1,750	0.00%	1.15%	to	2.55%	-46.52%	to	-45.76%
2007	318	$11.58	to	$12.11	3,881	0.00%	1.15%	to	2.55%	30.15%	to	32.00%
2006	380	$8.44	to	$9.33	3,523	0.00%	1.15%	to	2.55%	16.27%	to	17.90%
2005	461	$7.55	to	$7.81	3,627	0.00%	1.35%	to	1.90%	12.30%	to	12.92%
Alger American LargeCap Growth Portfolio
2009	491	$6.95	to	$7.65	3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
2008	536	$4.74	to	$5.38	2,797	0.22%	1.15%	to	2.55%	-47.51%	to	-46.77%
2007	644	$9.02	to	$10.11	6,352	0.35%	1.15%	to	2.55%	16.91%	to	18.57%
2006	852	$7.72	to	$8.53	7,105	0.13%	1.15%	to	2.55%	2.51%	to	3.95%
2005	1,088	$7.53	to	$8.20	8,756	0.24%	1.15%	to	2.35%	9.44%	to	10.76%
Alger American MidCap Growth Portfolio
2009	360	$9.37	to	$10.77	3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
2008	431	$6.34	to	$7.18	2,941	0.17%	1.15%	to	2.55%	-59.41%	to	-58.83%
2007	537	$15.62	to	$17.45	8,955	0.00%	1.15%	to	2.55%	28.23%	to	30.05%
2006	732	$12.18	to	$13.42	9,429	0.00%	1.15%	to	2.55%	7.38%	to	8.88%
2005	944	$11.34	to	$12.32	11,240	0.00%	1.15%	to	2.55%	7.07%	to	8.57%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American SmallCap Growth Portfolio
2009	88	$6.34	to	$7.14	609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
2008	99	$4.47	to	$4.98	479	0.00%	1.15%	to	2.55%	-47.95%	to	-47.21%
2007	117	$8.59	to	$9.60	1,076	0.00%	1.15%	to	2.55%	14.27%	to	15.89%
2006	128	$7.52	to	$8.28	1,018	0.00%	1.15%	to	2.55%	17.00%	to	18.65%
2005	164	$6.42	to	$6.98	1,108	0.00%	1.15%	to	2.55%	13.95%	to	15.55%
AZL AIM International Equity Fund
2009	22,266	$13.30	to	$15.56	316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
2008	12,283	$10.31	to	$11.63	133,883	0.47%	1.00%	to	3.00%	-43.24%	to	-42.09%
2007	15,677	$18.42	to	$20.11	300,838	0.53%	1.00%	to	2.95%	11.27%	to	13.48%
2006	12,836	$16.51	to	$17.88	219,438	0.22%	1.00%	to	2.70%	13.31%	to	23.67%
2005	8,473	$13.35	to	$14.13	116,487	0.25%	1.15%	to	2.70%	13.27%	to	15.04%
AZL Allianz Global Investors Select Fund
20096	278	$10.17	to	$10.21	2,830	1.60%	1.15%	to	3.15%	1.73%	to	2.11%
AZL Balanced Index Strategy Fund
20096	12,957	$10.00	to	$10.04	129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2009	30,874	$10.15	to	$11.17	326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
2008	5,342	$7.76	to	$8.30	42,814	0.00%	1.00%	to	3.00%	-38.26%	to	-37.01%
2007	4,666	$12.70	to	$13.16	60,239	0.00%	1.00%	to	2.95%	7.68%	to	9.81%
2006	4,061	$11.75	to	$12.07	48,235	0.00%	1.00%	to	2.60%	-1.03%	to	9.57%
20051	3,038	$11.87	to	$11.97	36,245	0.00%	1.40%	to	2.60%	18.74%	to	19.68%
AZL Columbia Mid Cap Value Fund
2009	9,377	$5.97	to	$6.42	57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
2008	5,241	$4.66	to	$4.90	25,031	0.56%	1.00%	to	3.00%	-53.57%	to	-52.63%
2007	3,891	$10.11	to	$10.36	39,787	0.01%	1.00%	to	2.95%	0.82%	to	2.82%
2006	1,876	$10.00	to	$10.10	18,837	0.61%	1.00%	to	2.60%	10.18%	to	10.79%
AZL Columbia Small Cap Value Fund
2009	5,019	$7.10	to	$10.42	48,201	0.28%	1.00%	to	3.15%	20.83%	to	23.45%
2008	4,359	$5.77	to	$8.43	34,886	0.60%	1.00%	to	3.00%	-34.10%	to	-32.77%
2007	4,688	$11.86	to	$12.55	57,106	0.25%	1.00%	to	2.95%	-10.92%	to	-9.16%
2006	5,250	$13.28	to	$13.90	71,186	0.07%	1.00%	to	2.70%	10.39%	to	12.01%
2005	4,551	$12.03	to	$12.29	55,521	0.00%	1.40%	to	2.70%	0.64%	to	1.96%
AZL Davis NY Venture Fund
2009	41,658	$8.96	to	$10.64	401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
2008	43,169	$7.12	to	$8.10	326,971	0.94%	1.00%	to	3.00%	-42.26%	to	-41.10%
2007	30,063	$12.51	to	$13.77	395,443	0.44%	1.00%	to	2.95%	1.11%	to	3.11%
2006	30,217	$12.34	to	$13.47	389,221	0.29%	1.00%	to	2.70%	9.24%	to	10.88%
2005	23,999	$11.13	to	$11.87	276,557	0.13%	1.15%	to	2.70%	6.77%	to	8.43%
AZL Dreyfus Equity Growth Fund
2009	18,168	$7.67	to	$9.00	150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
2008	19,264	$5.92	to	$6.75	121,848	0.29%	1.00%	to	3.00%	-43.36%	to	-42.21%
2007	25,805	$10.64	to	$11.71	287,472	0.06%	1.00%	to	2.95%	5.57%	to	7.67%
2006	11,304	$10.05	to	$10.97	118,436	0.00%	1.00%	to	2.70%	9.93%	to	10.63%
2005	9,188	$9.14	to	$9.75	86,799	0.28%	1.15%	to	2.70%	1.78%	to	3.37%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Eaton Vance Large Cap Value Fund
2009	29,313	$8.43	to	$10.02	266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%
2008	31,962	$6.92	to	$7.94	236,303	2.04%	1.00%	to	3.00%	-38.08%	to	-36.82%
2007	47,291	$11.36	to	$12.59	564,367	1.45%	1.00%	to	2.95%	-5.08%	to	-3.20%
2006	42,375	$11.93	to	$13.14	528,044	1.04%	1.00%	to	2.70%	9.38%	to	12.69%
2005	43,085	$10.59	to	$11.39	473,191	0.41%	1.15%	to	2.70%	1.16%	to	2.74%
AZL Franklin Small Cap Value Fund
2009	12,961	$13.14	to	$15.06	180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
2008	12,991	$10.43	to	$11.59	142,496	1.14%	1.00%	to	3.00%	-35.69%	to	-34.39%
2007	16,613	$16.45	to	$17.69	282,993	0.50%	1.00%	to	2.95%	-7.17%	to	-5.33%
2006	17,997	$17.68	to	$18.82	327,285	0.28%	1.00%	to	2.70%	10.54%	to	12.35%
2005	14,272	$15.74	to	$16.29	229,386	0.54%	1.40%	to	2.70%	4.19%	to	5.55%
AZL Franklin Templeton Founding Strategy Plus Fund
20096	981	$10.19	to	$10.22	54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%
AZL Fusion Balanced Fund
2009	53,281	$10.01	to	$11.01	558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
2008	33,864	$8.18	to	$8.75	286,477	2.37%	1.00%	to	3.00%	-29.59%	to	-28.17%
2007	29,873	$11.74	to	$12.20	357,955	1.37%	1.00%	to	2.95%	3.98%	to	6.04%
2006	23,672	$11.25	to	$11.55	269,515	0.33%	1.00%	to	2.60%	6.68%	to	6.82%
20051	10,884	$10.54	to	$10.63	115,359	0.00%	1.40%	to	2.60%	5.47%	to	6.31%
AZL Fusion Conservative Fund
20096	576	$10.13	to	$10.15	5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL Fusion Growth Fund
2009	82,691	$9.29	to	$10.22	797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
2008	81,307	$7.27	to	$7.79	610,094	1.49%	1.00%	to	3.00%	-40.75%	to	-39.55%
2007	87,486	$12.41	to	$12.90	1,103,016	0.48%	1.00%	to	2.95%	2.66%	to	4.70%
2006	72,625	$12.04	to	$12.37	883,579	0.07%	1.00%	to	2.60%	9.33%	to	10.05%
20051	30,467	$11.02	to	$11.11	337,345	0.00%	1.40%	to	2.60%	10.18%	to	11.06%
AZL Fusion Moderate Fund
2009	88,601	$9.67	to	$10.61	894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
2008	52,489	$7.75	to	$8.30	419,531	2.29%	1.00%	to	3.00%	-34.92%	to	-33.60%
2007	66,147	$12.00	to	$12.48	809,286	0.95%	1.00%	to	2.95%	3.43%	to	5.48%
2006	54,177	$11.57	to	$11.88	633,894	0.22%	1.00%	to	2.60%	7.88%	to	8.25%
20051	27,565	$10.72	to	$10.81	296,907	0.00%	1.40%	to	2.60%	7.24%	to	8.09%
AZL International Index Fund
20096	3,593	$9.73	to	$9.77	35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%
AZL JPMorgan U.S. Equity Fund
2009	14,506	$9.39	to	$10.52	142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
2008	7,955	$7.28	to	$7.92	60,030	1.00%	1.00%	to	3.00%	-40.50%	to	-39.29%
2007	10,649	$12.34	to	$13.06	134,696	0.53%	1.00%	to	2.95%	0.76%	to	2.76%
2006	9,984	$12.21	to	$12.78	124,274	0.54%	1.00%	to	2.70%	8.92%	to	11.55%
2005	8,614	$10.95	to	$11.19	95,465	0.00%	1.40%	to	2.70%	2.65%	to	3.99%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MFS Investors Trust Fund
2009	20,996	$12.11	to	$13.33	265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
2008	18,959	$8.28	to	$8.86	162,427	0.12%	1.00%	to	3.00%	-41.88%	to	-40.71%
2007	13,493	$14.36	to	$14.97	198,067	0.19%	1.00%	to	2.95%	7.50%	to	9.63%
2006	11,386	$13.35	to	$13.71	153,824	0.00%	1.00%	to	2.60%	9.90%	to	10.78%
20051	6,387	$12.15	to	$12.25	77,994	0.24%	1.40%	to	2.60%	21.50%	to	22.47%
AZL Moderate Index Strategy Fund
20096	16,310	$10.03	to	$10.07	163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL Money Market Fund
2009	83,432	$9.34	to	$11.50	854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
2008	91,349	$9.74	to	$11.49	968,860	2.35%	1.00%	to	3.00%	-0.59%	to	1.42%
2007	53,522	$10.04	to	$11.35	576,147	4.71%	1.00%	to	2.95%	1.74%	to	3.75%
2006	37,014	$9.84	to	$11.07	387,308	4.42%	1.00%	to	2.70%	1.30%	to	1.67%
2005	30,862	$9.68	to	$10.61	314,957	2.56%	1.15%	to	2.70%	-0.15%	to	1.40%
AZL OCC Growth Fund
20096	52	$10.35	to	$10.38	3,399	0.06%	1.15%	to	3.15%	3.43%	to	3.82%
AZL OCC Opportunity Fund
2009	10,032	$11.93	to	$13.91	127,746	0.00%	1.00%	to	3.15%	53.20%	to	56.53%
2008	8,082	$7.83	to	$8.83	66,668	0.00%	1.00%	to	3.00%	-48.72%	to	-47.68%
2007	10,188	$15.49	to	$16.91	163,914	0.00%	1.00%	to	2.95%	5.70%	to	7.80%
2006	10,132	$14.61	to	$15.82	152,821	0.00%	1.00%	to	2.70%	8.71%	to	15.05%
2005	9,449	$13.44	to	$14.23	130,378	0.00%	1.15%	to	2.70%	2.29%	to	3.88%
AZL S&P 500 Index Fund
2009	52,875	$6.11	to	$7.57	386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
2008	30,497	$4.97	to	$6.10	183,421	0.00%	1.00%	to	3.00%	-39.47%	to	-38.24%
20073	2,772	$8.16	to	$9.90	27,330	2.43%	1.00%	to	2.95%	-2.20%	to	-0.91%
AZL Schroder Emerging Markets Equity Fund CL 1
2009	5,324	$10.80	to	$11.03	46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
2008	4,941	$6.40	to	$6.49	32,104	0.03%	1.40%	to	2.20%	-52.87%	to	-52.49%
20073	24	$13.59	to	$13.65	335	0.00%	1.40%	to	2.20%	20.41%	to	21.05%
AZL Schroder Emerging Markets Equity Fund CL 2
2009	26,629	$9.40	to	$10.95	279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
2008	23,473	$5.62	to	$6.43	146,807	0.16%	1.00%	to	3.00%	-53.31%	to	-52.37%
2007	12,698	$12.00	to	$13.51	169,313	0.01%	1.00%	to	2.95%	15.62%	to	29.01%
20062	4,421	$10.39	to	$10.50	46,128	0.19%	1.00%	to	2.60%	17.97%	to	18.63%
AZL Small Cap Stock Index Fund
2009	18,081	$7.47	to	$7.89	137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
2008	18,486	$6.18	to	$6.38	116,150	1.30%	1.00%	to	3.00%	-32.99%	to	-31.63%
20073	1,245	$9.25	to	$9.34	11,585	1.09%	1.00%	to	2.95%	-7.67%	to	-6.45%
AZL Turner Quantitative Small Cap Growth Fund
2009	3,048	$8.56	to	$9.35	27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
2008	2,581	$6.74	to	$7.20	17,898	0.00%	1.00%	to	3.00%	-45.03%	to	-43.91%
2007	2,653	$12.37	to	$12.86	33,333	0.00%	1.00%	to	2.95%	2.97%	to	5.01%
2006	2,943	$11.97	to	$12.29	35,591	0.00%	1.00%	to	2.60%	8.46%	to	13.97%
20051	1,890	$11.04	to	$11.12	20,959	0.00%	1.40%	to	2.60%	10.38%	to	11.26%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Van Kampen Equity and Income Fund
2009	21,215	$10.56	to	$11.83	234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
2008	14,294	$8.95	to	$9.74	133,400	2.66%	1.00%	to	3.00%	-26.17%	to	-24.68%
2007	19,186	$12.23	to	$12.95	242,363	1.55%	1.00%	to	2.95%	0.05%	to	2.03%
2006	17,873	$12.20	to	$12.76	223,287	1.02%	1.00%	to	2.70%	7.23%	to	9.53%
2005	14,278	$11.14	to	$11.38	161,504	0.00%	1.40%	to	2.70%	3.91%	to	5.27%
AZL Van Kampen Global Real Estate Fund
2009	8,690	$7.53	to	$8.09	67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
2008	7,936	$5.55	to	$5.84	45,174	1.84%	1.00%	to	3.00%	-47.44%	to	-46.37%
2007	7,887	$10.64	to	$10.90	84,856	0.49%	1.00%	to	2.95%	-11.35%	to	-9.59%
20062	5,248	$11.96	to	$12.08	63,019	1.20%	1.00%	to	2.60%	18.32%	to	18.98%
AZL Van Kampen Growth and Income Fund
2009	16,633	$9.95	to	$11.84	179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
2008	17,428	$8.37	to	$9.65	156,857	2.14%	1.00%	to	3.00%	-34.85%	to	-33.53%
2007	23,437	$13.10	to	$14.53	323,375	1.23%	1.00%	to	2.95%	-0.36%	to	1.62%
2006	26,601	$13.12	to	$14.44	364,766	0.82%	1.00%	to	2.70%	9.56%	to	12.82%
2005	25,803	$11.63	to	$12.50	311,483	0.35%	1.15%	to	2.70%	6.33%	to	7.99%
AZL Van Kampen International Equity Fund
2009	21,766	$15.16	to	$17.33	349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
2008	15,447	$12.45	to	$13.83	202,363	2.02%	1.00%	to	3.00%	-30.68%	to	-29.28%
2007	21,519	$18.22	to	$19.59	406,292	0.00%	1.00%	to	2.95%	6.61%	to	8.72%
2006	22,029	$17.05	to	$18.14	386,210	1.55%	1.00%	to	2.70%	7.55%	to	18.03%
2005	17,131	$14.44	to	$14.95	252,646	0.00%	1.40%	to	2.70%	8.68%	to	10.10%
AZL Van Kampen Mid Cap Growth Fund
2009	25,366	$10.98	to	$13.12	302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
2008	23,754	$7.27	to	$8.38	184,718	0.30%	1.00%	to	3.00%	-50.04%	to	-49.03%
2007	29,896	$14.85	to	$16.47	464,770	0.03%	1.00%	to	2.95%	18.62%	to	20.97%
2006	18,548	$12.49	to	$13.75	241,109	0.00%	1.00%	to	2.70%	6.31%	to	13.18%
2005	16,140	$11.74	to	$12.63	196,210	0.00%	1.15%	to	2.70%	14.42%	to	16.20%
BlackRock Global Allocations V.I. Fund
2009	63,930	$9.17	to	$16.27	595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
20084	15,938	$7.83	to	$13.67	129,553	5.77%	1.15%	to	3.00%	-21.81%	to	-20.83%
Davis VA Financial Portfolio
2009	7,052	$9.90	to	$12.07	76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
2008	6,185	$7.29	to	$8.56	48,716	0.00%	1.00%	to	3.00%	-47.95%	to	-46.90%
2007	6,470	$14.28	to	$16.15	97,925	0.97%	1.00%	to	2.95%	-8.79%	to	-6.99%
2006	7,986	$15.62	to	$17.57	131,469	0.66%	1.00%	to	2.70%	13.42%	to	15.36%
2005	7,369	$13.54	to	$14.84	104,401	0.52%	1.15%	to	2.70%	5.50%	to	7.15%
Davis VA Real Estate Portfolio
2009	32	$18.05	to	$20.23	635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
2008	45	$14.05	to	$15.57	684	1.66%	1.15%	to	2.55%	-48.25%	to	-47.52%
2007	55	$27.16	to	$29.75	1,605	3.41%	1.15%	to	2.55%	-17.62%	to	-16.45%
2006	71	$32.97	to	$36.32	2,483	2.95%	1.15%	to	2.55%	31.00%	to	32.84%
2005	97	$25.17	to	$26.94	2,565	3.15%	1.40%	to	2.55%	10.29%	to	11.56%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Value Portfolio
2009	7,213	$9.54	to	$11.12	73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
2008	8,426	$7.47	to	$8.58	67,417	0.84%	1.15%	to	2.70%	-41.92%	to	-41.01%
2007	12,127	$12.86	to	$14.54	166,627	1.04%	1.15%	to	2.70%	1.84%	to	3.43%
2006	14,707	$12.63	to	$14.06	196,912	0.75%	1.15%	to	2.70%	11.95%	to	13.69%
2005	16,693	$11.28	to	$12.37	197,991	0.95%	1.15%	to	2.70%	6.54%	to	8.20%
Franklin Growth and Income Securities Fund
2009	11,581	$22.29	to	$30.77	224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
2008	9,292	$18.10	to	$24.59	210,956	3.47%	1.00%	to	2.70%	-36.88%	to	-35.79%
2007	12,181	$28.67	to	$38.36	439,537	2.39%	1.00%	to	2.70%	-6.29%	to	-4.67%
2006	14,586	$30.60	to	$40.54	555,540	2.51%	1.00%	to	2.70%	9.40%	to	13.65%
2005	16,366	$26.92	to	$34.92	543,927	2.72%	1.15%	to	2.70%	0.76%	to	2.33%
Franklin High Income Securities Fund
2009	9,297	$18.70	to	$28.43	211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
2008	6,104	$14.08	to	$20.15	107,397	10.38%	1.00%	to	3.00%	-25.65%	to	-24.14%
2007	8,121	$19.89	to	$26.61	194,157	6.81%	1.00%	to	2.95%	-0.19%	to	1.69%
2006	9,155	$19.89	to	$26.29	217,690	6.24%	1.00%	to	2.70%	5.18%	to	6.46%
2005	9,108	$18.69	to	$24.24	203,114	5.98%	1.15%	to	2.70%	0.57%	to	2.29%
Franklin Income Securities Fund
2009	21,911	$31.50	to	$47.37	762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%
2008	20,324	$24.44	to	$35.34	633,722	5.67%	1.00%	to	3.00%	-31.74%	to	-30.36%
2007	26,714	$37.99	to	$50.82	1,236,149	3.51%	1.00%	to	2.95%	0.83%	to	2.72%
2006	24,645	$37.62	to	$49.71	1,124,778	3.48%	1.00%	to	2.70%	7.12%	to	15.10%
2005	20,445	$32.68	to	$42.39	811,292	3.53%	1.15%	to	2.70%	-1.10%	to	0.45%
Franklin Large Cap Growth Securities Fund
2009	11,029	$14.58	to	$18.02	141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
2008	9,914	$11.54	to	$14.05	128,233	1.42%	1.00%	to	2.70%	-36.28%	to	-35.18%
2007	14,370	$18.12	to	$21.71	293,997	0.81%	1.00%	to	2.70%	3.39%	to	5.17%
2006	17,410	$17.52	to	$21.01	341,776	0.81%	1.00%	to	2.70%	7.95%	to	9.49%
2005	19,427	$16.23	to	$18.86	350,975	0.64%	1.15%	to	2.70%	-1.63%	to	-0.09%
Franklin Real Estate Fund
2009	3,931	$27.26	to	$37.63	116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
2008	4,126	$23.52	to	$31.96	114,219	1.18%	1.15%	to	2.70%	-43.93%	to	-43.03%
2007	6,170	$41.95	to	$56.12	306,481	2.40%	1.15%	to	2.70%	-22.98%	to	-21.76%
2006	8,543	$54.47	to	$71.74	548,475	1.99%	1.15%	to	2.70%	17.38%	to	19.21%
2005	9,882	$46.40	to	$60.18	537,862	1.44%	1.15%	to	2.70%	10.46%	to	12.18%
Franklin Rising Dividends Securities Fund
2009	10,849	$24.44	to	$32.12	262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
2008	10,583	$21.40	to	$27.69	265,219	1.97%	1.15%	to	2.70%	-29.05%	to	-27.93%
2007	15,529	$30.16	to	$38.42	549,522	2.48%	1.15%	to	2.70%	-5.29%	to	-3.78%
2006	19,516	$31.84	to	$39.95	722,650	1.12%	1.15%	to	2.70%	14.01%	to	15.79%
2005	21,765	$27.93	to	$34.50	701,663	0.95%	1.15%	to	2.70%	0.68%	to	2.25%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Small Cap Value Securities Fund
2009	5,229	$13.07	to	$15.66	68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
2008	5,689	$10.40	to	$12.27	64,002	1.22%	1.15%	to	2.70%	-34.81%	to	-33.78%
2007	8,622	$15.95	to	$18.53	149,192	0.70%	1.15%	to	2.70%	-4.99%	to	-3.50%
2006	11,149	$16.78	to	$19.20	201,830	0.65%	1.15%	to	2.70%	13.87%	to	15.65%
2005	13,411	$14.74	to	$16.60	211,689	0.81%	1.15%	to	2.70%	5.88%	to	7.53%
Franklin Small-Mid Cap Growth Securities Fund
2009	7,513	$16.91	to	$20.99	123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
2008	7,460	$12.10	to	$14.79	102,678	0.00%	1.15%	to	2.70%	-44.03%	to	-43.15%
2007	9,861	$21.62	to	$26.02	242,499	0.00%	1.15%	to	2.70%	8.26%	to	9.96%
2006	11,991	$19.97	to	$23.66	269,950	0.00%	1.15%	to	2.70%	5.81%	to	7.45%
2005	14,051	$18.87	to	$22.02	296,641	0.00%	1.15%	to	2.70%	2.00%	to	3.63%
Franklin Templeton VIP Founding Funds Allocation Fund
2009	23,594	$7.21	to	$7.56	173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
2008	19,846	$5.71	to	$5.87	114,681	3.51%	1.00%	to	3.00%	-37.77%	to	-36.51%
20073	4,548	$9.19	to	$9.26	41,977	0.00%	1.00%	to	2.95%	-8.25%	to	-7.36%
Franklin U.S. Government Fund
2009	17,911	$19.63	to	$29.69	450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%
2008	17,117	$20.45	to	$29.14	438,305	4.83%	1.00%	to	3.00%	4.40%	to	6.52%
2007	17,323	$20.48	to	$27.40	429,720	4.94%	1.00%	to	2.95%	2.32%	to	5.54%
2006	19,375	$19.74	to	$26.07	459,275	4.44%	1.00%	to	2.70%	1.25%	to	1.85%
2005	21,379	$19.49	to	$25.28	497,400	4.33%	1.15%	to	2.70%	-0.32%	to	1.24%
Franklin Zero Coupon Fund 2010
2009	2,688	$29.16	to	$44.21	95,054	4.41%	1.00%	to	3.15%	-2.67%	to	-0.56%
2008	3,066	$30.86	to	$44.52	116,167	4.54%	1.00%	to	3.00%	4.31%	to	6.42%
2007	2,451	$31.32	to	$41.90	90,911	4.96%	1.00%	to	2.95%	5.45%	to	7.54%
2006	2,533	$29.63	to	$40.08	88,620	3.96%	1.00%	to	2.70%	-0.02%	to	1.26%
2005	2,783	$29.63	to	$38.43	96,876	4.24%	1.15%	to	2.70%	-1.16%	to	0.38%
JPMIT International Equity Fund
20095	16	$13.88	to	$13.93	228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust U.S. Equity Portfolio
20095	26	$13.75	to	$13.82	357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Mutual Global Discovery Securities Fund
2009	24,682	$20.46	to	$26.62	532,799	1.20%	1.00%	to	3.15%	19.49%	to	22.09%
2008	23,470	$17.32	to	$21.69	463,812	2.28%	1.00%	to	3.00%	-30.57%	to	-29.17%
2007	31,131	$25.83	to	$30.67	893,746	1.50%	1.00%	to	2.95%	8.58%	to	10.73%
2006	30,097	$23.70	to	$24.92	788,452	1.03%	1.00%	to	2.70%	9.77%	to	19.79%
2005	26,246	$19.81	to	$22.76	571,760	1.31%	1.15%	to	2.70%	12.89%	to	14.66%
Mutual Shares Securities Fund
2009	35,649	$14.88	to	$19.49	549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
2008	35,119	$12.33	to	$15.46	497,934	3.06%	1.00%	to	3.00%	-38.97%	to	-37.74%
2007	49,588	$20.91	to	$24.87	1,160,544	1.51%	1.00%	to	2.95%	0.45%	to	2.44%
2006	47,987	$20.76	to	$24.65	1,107,271	1.30%	1.00%	to	2.70%	9.03%	to	15.23%
2005	39,133	$18.02	to	$20.78	781,296	0.94%	1.15%	to	2.70%	7.62%	to	9.29%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
OpCap Mid Cap Portfolio
2009	6,561	$7.84	to	$22.72	53,180	0.67%	1.00%	to	3.15%	34.44%	to	37.36%
2008	5,070	$5.83	to	$6.13	30,318	0.40%	1.00%	to	3.00%	-43.40%	to	-42.26%
2007	2,964	$10.37	to	$10.61	31,117	0.15%	1.00%	to	2.95%	4.10%	to	6.16%
2006	1,451	$9.93	to	$10.04	14,483	0.00%	1.00%	to	2.60%	10.29%	to	10.90%
Oppenheimer Global Securities Fund/VA
2009	7,812	$11.22	to	$13.09	93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
2008	9,271	$8.25	to	$9.47	81,580	1.69%	1.15%	to	2.70%	-41.79%	to	-40.87%
2007	13,620	$14.17	to	$16.02	205,533	1.40%	1.15%	to	2.70%	3.47%	to	5.10%
2006	16,707	$13.70	to	$15.25	241,736	1.06%	1.15%	to	2.70%	14.56%	to	16.35%
2005	19,339	$11.95	to	$13.10	242,446	1.06%	1.15%	to	2.70%	11.27%	to	13.00%
Oppenheimer High Income Fund/VA
2009	3,916	$2.97	to	$3.46	12,389	0.00%	1.15%	to	2.70%	21.98%	to	23.88%
2008	3,715	$2.43	to	$2.79	9,566	7.21%	1.15%	to	2.70%	-79.24%	to	-78.92%
2007	2,370	$11.72	to	$13.25	29,717	7.52%	1.15%	to	2.70%	-2.78%	to	-1.25%
2006	2,977	$12.05	to	$13.42	38,259	7.81%	1.15%	to	2.70%	6.52%	to	8.18%
2005	3,291	$11.32	to	$12.40	39,330	6.94%	1.15%	to	2.70%	-0.40%	to	1.15%
Oppenheimer Main Street Fund/VA
2009	8,370	$7.42	to	$8.65	65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
2008	9,230	$5.94	to	$6.82	58,515	1.63%	1.15%	to	2.70%	-40.11%	to	-39.17%
2007	13,154	$9.92	to	$11.22	139,064	1.04%	1.15%	to	2.70%	1.63%	to	3.22%
2006	15,908	$9.76	to	$10.87	164,300	1.17%	1.15%	to	2.70%	11.97%	to	13.71%
2005	18,526	$8.72	to	$9.56	169,622	1.39%	1.15%	to	2.70%	3.16%	to	4.77%
PIMCO VIT All Asset Portfolio
2009	14,785	$11.67	to	$13.84	188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
2008	10,475	$9.97	to	$11.52	114,617	5.55%	1.00%	to	3.00%	-18.34%	to	-16.68%
2007	13,347	$12.67	to	$13.84	180,302	7.29%	1.00%	to	2.95%	5.27%	to	7.24%
2006	16,148	$12.40	to	$12.98	205,480	5.38%	1.00%	to	2.70%	1.59%	to	1.88%
2005	17,865	$12.18	to	$12.44	222,032	4.74%	1.40%	to	2.70%	3.41%	to	4.76%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2009	16,309	$9.13	to	$11.07	155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%
2008	12,315	$6.70	to	$7.94	85,230	4.50%	1.00%	to	3.00%	-45.46%	to	-44.35%
2007	8,897	$12.41	to	$12.87	112,433	4.81%	1.00%	to	2.95%	19.64%	to	22.01%
2006	8,067	$10.34	to	$10.62	84,388	4.62%	1.00%	to	2.60%	-5.58%	to	-5.58%
20051	4,475	$10.95	to	$11.04	49,229	2.57%	1.40%	to	2.60%	9.31%	to	10.18%
PIMCO VIT Emerging Markets Bond Portfolio
2009	5,930	$12.28	to	$22.00	76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
2008	3,274	$9.77	to	$10.44	33,044	6.48%	1.00%	to	3.00%	-17.13%	to	-15.45%
2007	3,644	$11.90	to	$12.37	44,213	5.82%	1.00%	to	2.95%	2.73%	to	4.76%
2006	3,050	$11.54	to	$11.85	35,627	5.36%	1.00%	to	2.60%	5.08%	to	6.48%
20051	2,030	$10.84	to	$10.93	22,123	3.65%	1.40%	to	2.60%	8.32%	to	9.19%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2009	8,649	$10.84	to	$16.73	98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
2008	7,579	$9.62	to	$14.54	75,572	3.31%	1.00%	to	3.00%	-3.78%	to	-1.84%
2007	5,408	$10.11	to	$10.51	55,781	3.33%	1.00%	to	2.95%	6.54%	to	8.65%
2006	3,080	$9.46	to	$9.71	29,522	3.33%	1.00%	to	2.60%	1.02%	to	1.97%
20051	1,350	$9.27	to	$9.35	12,591	1.98%	1.40%	to	2.60%	-7.18%	to	-6.43%
PIMCO VIT Global Multi-Asset Portfolio
20096	1,092	$9.98	to	$10.02	10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
PIMCO VIT High Yield Portfolio
2009	14,268	$12.55	to	$15.30	193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
2008	9,789	$9.25	to	$11.02	96,790	7.78%	1.00%	to	3.00%	-25.81%	to	-24.30%
2007	12,978	$12.43	to	$14.58	173,285	7.03%	1.00%	to	2.95%	0.59%	to	2.48%
2006	15,336	$12.34	to	$13.88	201,813	6.93%	1.00%	to	2.70%	4.88%	to	6.21%
2005	16,429	$11.62	to	$13.21	202,567	6.57%	1.15%	to	2.70%	1.36%	to	2.94%
PIMCO VIT Real Return Portfolio
2009	23,987	$11.73	to	$18.67	299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
2008	19,352	$10.31	to	$16.01	210,471	3.53%	1.00%	to	3.00%	-9.81%	to	-7.98%
2007	20,669	$11.55	to	$12.41	249,436	4.72%	1.00%	to	2.95%	7.43%	to	9.56%
2006	22,779	$10.72	to	$11.46	253,317	4.25%	1.00%	to	2.70%	-1.96%	to	-1.53%
2005	25,016	$10.94	to	$11.37	281,377	2.82%	1.40%	to	2.70%	-0.61%	to	0.68%
PIMCO VIT Total Return Portfolio
2009	50,292	$14.64	to	$17.86	779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
2008	34,157	$13.43	to	$15.85	492,177	4.47%	1.00%	to	3.00%	1.70%	to	3.76%
2007	35,646	$13.16	to	$15.29	505,831	4.85%	1.00%	to	2.95%	5.69%	to	7.67%
2006	37,062	$12.44	to	$13.99	492,340	4.44%	1.00%	to	2.70%	1.09%	to	1.62%
2005	36,408	$12.30	to	$13.85	474,744	3.44%	1.15%	to	2.70%	-0.27%	to	1.29%
Seligman Global Technology Portfolio
2009	240	$6.84	to	$7.33	1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
2008	282	$4.30	to	$4.58	1,245	0.00%	1.15%	to	2.55%	-41.76%	to	-40.93%
2007	320	$7.34	to	$7.76	2,408	0.00%	1.15%	to	2.55%	12.52%	to	14.12%
2006	446	$6.27	to	$6.91	2,954	0.00%	1.15%	to	2.55%	14.96%	to	16.58%
2005	537	$5.52	to	$5.86	3,070	0.00%	1.35%	to	2.35%	5.63%	to	6.69%
Seligman Small-Cap Value Portfolio
2009	2,904	$19.78	to	$23.07	61,488	0.00%	1.15%	to	2.70%	31.85%	to	33.91%
2008	3,341	$15.00	to	$17.23	53,475	0.00%	1.15%	to	2.70%	-41.15%	to	-40.23%
2007	4,672	$25.49	to	$28.82	126,765	0.00%	1.15%	to	2.70%	1.35%	to	2.95%
2006	6,020	$25.15	to	$28.00	159,979	0.00%	1.15%	to	2.70%	18.03%	to	19.86%
2005	7,502	$21.31	to	$23.36	167,646	9.61%	1.15%	to	2.70%	-6.53%	to	-5.07%
SP International Growth Portfolio
2009	1,666	$5.95	to	$6.84	10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
2008	1,826	$4.48	to	$5.07	8,551	1.45%	1.15%	to	2.70%	-51.81%	to	-51.05%
2007	3,006	$9.29	to	$10.37	29,477	0.45%	1.15%	to	2.70%	15.93%	to	17.76%
2006	2,608	$8.02	to	$8.80	21,901	1.58%	1.15%	to	2.70%	16.98%	to	18.80%
2005	2,982	$6.85	to	$7.41	21,271	0.24%	1.15%	to	2.70%	12.72%	to	14.47%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
SP Strategic Partners Focused Growth Portfolio
2009	2,033	$6.19	to	$7.12	13,247	0.00%	1.15%	to	2.70%	39.56%	to	41.74%
2008	2,176	$4.45	to	$5.02	10,121	0.00%	1.15%	to	2.70%	-40.18%	to	-39.25%
2007	3,429	$7.44	to	$8.26	26,746	0.00%	1.15%	to	2.70%	11.60%	to	13.36%
2006	4,431	$6.64	to	$7.29	30,769	0.00%	1.15%	to	2.70%	-3.74%	to	-2.24%
2005	5,876	$6.90	to	$7.46	42,142	0.00%	1.15%	to	2.70%	11.77%	to	13.52%
Templeton Global Asset Allocation Fund
2009	1,130	$20.67	to	$24.98	10,145	9.49%	1.15%	to	1.49%	20.18%	to	20.51%
2008	551	$17.17	to	$20.79	9,555	10.71%	1.15%	to	1.49%	-26.10%	to	-25.96%
2007	599	$23.23	to	$28.86	15,017	17.69%	1.15%	to	1.49%	8.53%	to	8.78%
2006	742	$21.37	to	$26.53	16,958	7.31%	1.15%	to	1.49%	19.60%	to	19.73%
2005	897	$17.87	to	$22.16	17,048	3.91%	1.15%	to	1.49%	2.17%	to	2.41%
Templeton Foreign Securities Fund
2009	10,934	$20.26	to	$27.23	223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
2008	10,526	$15.19	to	$19.75	192,585	2.58%	1.00%	to	2.70%	-41.97%	to	-40.97%
2007	14,100	$26.18	to	$33.50	443,786	2.13%	1.00%	to	2.70%	12.36%	to	14.30%
2006	16,562	$23.30	to	$30.02	459,162	1.33%	1.00%	to	2.70%	10.98%	to	18.22%
2005	17,208	$19.71	to	$24.44	402,655	1.25%	1.15%	to	2.70%	7.24%	to	8.94%
Templeton Global Bond Securities Fund
2009	6,355	$27.50	to	$42.17	221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
2008	4,025	$24.89	to	$35.86	124,761	3.84%	1.00%	to	3.00%	3.06%	to	5.15%
2007	2,675	$26.00	to	$34.15	84,083	1.99%	1.00%	to	2.95%	7.83%	to	9.96%
2006	909	$29.91	to	$31.13	27,726	3.17%	1.15%	to	1.49%	11.47%	to	11.48%
2005	1,092	$26.83	to	$27.92	29,837	6.41%	1.15%	to	1.49%	-4.37%	to	-4.18%
Templeton Growth Securities Fund
2009	22,893	$16.47	to	$22.59	399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%
2008	22,126	$13.25	to	$17.43	351,451	1.93%	1.00%	to	3.00%	-44.03%	to	-42.90%
2007	30,377	$24.71	to	$30.58	870,214	1.41%	1.00%	to	2.95%	-0.64%	to	1.32%
2006	29,543	$24.80	to	$30.81	844,951	1.34%	1.00%	to	2.70%	11.80%	to	18.57%
2005	26,041	$20.92	to	$25.07	626,812	1.16%	1.15%	to	2.70%	5.97%	to	7.62%
Van Kampen LIT Capital Growth Portfolio
2009	279	$6.60	to	$7.45	1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
2008	327	$4.09	to	$4.55	1,424	0.19%	1.15%	to	2.55%	-50.40%	to	-49.70%
2007	462	$8.24	to	$9.04	4,019	0.00%	1.15%	to	2.55%	13.69%	to	15.30%
2006	685	$7.25	to	$7.84	5,196	0.00%	1.15%	to	2.55%	0.05%	to	1.45%
2005	863	$7.24	to	$7.73	6,486	0.01%	1.15%	to	2.55%	4.93%	to	6.41%
Van Kampen LIT Growth and Income Portfolio
2009	31	$13.24	to	$14.26	446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
2008	55	$10.85	to	$11.60	632	2.10%	1.15%	to	2.55%	-33.75%	to	-32.81%
2007	59	$16.27	to	$17.27	975	1.66%	1.15%	to	2.55%	0.20%	to	1.62%
2006	64	$15.42	to	$16.99	1,043	1.29%	1.15%	to	2.55%	13.32%	to	14.91%
2005	82	$14.15	to	$14.79	1,183	1.14%	1.15%	to	1.90%	7.92%	to	8.73%

 (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2009

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net Investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account. The total return does not include any expenses assessed through the redemption of units.Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.As the total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and is not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.Total net assets of annuitized contracts at December 31, 2009 and 2008 are $7,434 and $6,151, respectively.

1.           Period from May 2, 2005 (fund commencement) to December 31, 2005
2.           Period from May 2, 2006 (fund commencement) to December 31, 2006
3.           Period from May 1, 2007 (fund commencement) to December 31, 2007
4.           Period from May 1, 2008 (fund commencement) to December 31, 2008
5.           Period from April 23, 2009 (fund commencement) to December 31, 2009
6.           Period from October 23, 2009 (fund commencement) to December 31, 2009

7.       SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2009 that requires adjustment to the financial statements.

PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements
The following financial statements of the Company are included in Part B hereof:
1.	Report of Independent Registered Public Accounting Firm
2.	Consolidated Balance Sheets – December 31, 2009 and 2008
3.	Consolidated Statements of Operations – Years ended December 31, 2009, 2008, and 2007
4.	Consolidated Statements of Comprehensive Income – Years ended December 31, 2009, 2008, and 2007
5.	Consolidated Statements of Stockholder's Equity – Years ended December 31, 2009, 2008, and 2007
6.	Consolidated Statements of Cash Flows – Years ended December 31, 2009, 2008, and 2007
7.	Notes to Consolidated Financial Statements – December 31, 2009, 2008, and 2007
8.	Supplemental Schedules:
	–	Schedule I – Summary of Investments – Other Than Investments in Related Parties
	–	Schedule II – Supplementary Insurance Information
	–	Schedule III – Reinsurance
The following financial statements of the Variable Account are included in Part B hereof:
1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2009
3.	Statements of Operations for the year ended December 31, 2009
4.	Statements of Changes in Net Assets for the year ended December 31, 2009 and 2008
5.	Notes to the Financial Statements – December 31, 2009
b.	Exhibits
1.	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985(1) incorporated by reference as exhibit EX-99.B1.
2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988.(2) incorporated by reference as exhibit EX-99.B3.a. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement between North American Life and Casualty Company and NALAC Financial Plans, Inc. dated November 19, 1987; Amendment #1 dated April 12, 2000; Amendment #2 dated September 30, 2002; Amendment #3 dated October 1, 2003.(14) incorporated by reference as exhibit EX-99.B3.b. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc, is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference(12) as exhibit EX-99.B3.b. The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.	Individual Variable Annuity "Original" Contract & Schedule Pages - L30570(1) incorporated by reference as exhibit EX-99.B4.
	b.	Waiver of CDSC Endorsement - S30074(1) incorporated by reference as exhibit EX-99.B4.a.
	c.	Enhanced Death Benefit Endorsement(1) incorporated by reference as exhibit EX-99.B4.b.
	d.	GMIB Endorsements-Opt 1 & Opt 2(7) incorporated by reference as exhibit EX-99.B4.c.
	e.	Endorsement for DB option 2(7) incorporated by reference as exhibit EX-99.B4.d.
	f.	Traditional GMDB Endorsement - S40381(8) incorporated by reference as exhibit EX-99.B4.e.
	g.	Enhanced GMDB Endorsement - S40390(8) incorporated by reference as exhibit EX-99.B4.f.
	h.	Earnings Protection GMDB Endorsement(8) incorporated by reference as exhibit EX-99.B4.g.
	i.	Traditional GMIB Endorsement - S40388(8) incorporated by reference as exhibit EX-99.B4.h.
	j.	Contract Schedule Page-May 2003(8) incorporated by reference as exhibit EX-99.B4.i.
	k.	DCA Fixed Account Endorsement - S40394(8) incorporated by reference as exhibit EX-99.B4.j.
	l.	Inherited IRA/Roth IRA Endorsement(11) incorporated by reference as exhibit EX-99.B4.k.
5.	a.	Application for Individual Variable Annuity "Original" Contract(1) incorporated by reference as exhibit EX-99.B5.
	b.	Application for Individual Variable Annuity "May 2003" Contract - F40112(8) incorporated by reference as exhibit EX-99.B5.b.
6.	(i).	Certificate of the Amendment of Charter of the Company dated October 5, 1988 and the Declaration of Intention and Charter dated August 26, 1996(12) incorporated by reference as exhibit EX-99.B6.(i).
	(ii).	The Restated Bylaws of the Company (as amended October 2, 1996)(12) incorporated by reference as exhibit EX-99.B6.(ii).
7.	Not Applicable
8.	a.	22c-2 Agreements(15) incorporated by reference as exhibit EX-99.B8.a.
	b.	22c-2 Agreement-BlackRock Distributors, Inc.(16) incorporated by reference as exhibit EX-99.B8.b.
c.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC (16) incorporated by reference as exhibit EX-99.B8.c.

	d.	Adminstrative Service Agreement between BlackRock Advisors, LLC and Allianz Life (16)incorporated by reference as exhibit EX-99.B8.d.
e.
Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America, dated 11/1/1999(6) incorporated by reference as exhibit EX-99.B8.e.

f.
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08(16) incorporated by reference as exhibit EX-99.B8.f.

	g.	Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 5/1/2002(14) incorporated by reference as exhibit EX-99.B8.f.
h.
Amendments to Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 8/7/02, 10/16/06(14) incorporated by reference as exhibit EX-99.B8.g.

i.
Disribution/12 b-1 Letter Agreement between Dreyfus Service Corporation and USAllianz Investor Services, LLC (predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2002(14) incorporated by reference as exhibit EX-99.B8.h.

j.
Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and The Dreyfus Life and Annuity Index Fund, dated 5/1/2002(5) incorporated by reference as exhibit EX-99.B8.h.

k.
Amendment to Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and the Dreyfus Stock Index Fund, Inc., dated 5/1/2007(15) incorporated by reference as exhibit EX-99.B8.j.

	l.	Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003(10) incorporated by reference as exhibit EX-99.B8.ac.
m.
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/8/2008(16) incorporated by reference as exhibit EX-99.B8.h.

n.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003(10) incorporated by reference as exhibit EX-99.B8.h.

o.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08(16) incorporated by reference as exhibit EX-99.B8.j.

p.
Participation Agreement between Premier VIT, Allianz Life Insurance Company of North America and Allianz Global Investors Distributors LLC, dated 5/1/2006(13) incorporated by reference as exhibit EX-99.B8.ai.

	q.	Administrative Service Agreement between OpCap Advisors LLC and Allianz Life Insurance Company of North America, dated 5/1/2006(13) incorporated by reference as exhibit EX-99.B8.aj.
	r.	Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999(9) incorporated by reference as exhibit EX-99.B8.u.
s.
Amendment to Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00(14) incorporated by reference as exhibit EX-99.B8.r.

t.
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999(6) incorporated by reference as exhibit EX-99.B8.n.

u.
Amendments to Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 4/30/04, 4/29/05, 5/1/06(14) incorporated by reference as exhibit EX-99.B8.t.

v.
Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of North America, dated 01/01/2007(14) incorporated by reference as exhibit EX-99.B8.u.

w.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999(3) incorporated by reference as exhibit EX-99.B8.i.

x.
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05(14)incorporated by reference as exhibit EX-99.B8.w.

y.
Distribution Services Agreement between Allianz Life Insurance Company of North America and Allianz Global Investors Distributors, LLC, dated 01/01/2007(14) incorporated by reference as exhibit EX-99.B8.x.

	z.	Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 12/15/2000(9) incorporated by reference as exhibit EX-99.B8.w.
aa.
Amendment to Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 9/9/2002(14) incorporated by reference as exhibit EX-99.B8.z.

ab.
Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services, LLC, dated 12/15/2000(4) incorporated by reference as exhibit EX-99.B8.k.

	ac.	Service Agreement between J.&W. Seligman & Co. Incorporated and Allianz Life Insurance Company of North America, dated 12/16/1999(9) incorporated by reference as exhibit EX-99.B8.x.
	ad.	Fund Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999(6) incorporated by reference as exhibit EX-99.B8.j.
ae.
Amendments to Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 5/1/03, 4/30/04, 5/1/06(14) incorporated by reference as exhibit EX-99.B8.ad.

9.	Opinion and Consent of Counsel*
10.	Consent of Independent Registered Public Accounting Firm*
11.	Not Applicable
12.	Not Applicable
13.	Power of Attorney(17) incorporated by reference as exhibit EX-99.B13.

*	Filed herewith

(1)	Incorporated by reference from Registrant's Form N-4 (File Nos. 333-06709 and 811-05616) electronically filed on June 25, 1996.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant's form N-4 (File Nos. 333-06709 and 811-05616) electronically filed on December 13, 1996.
(3)	Incorporated by reference from Post-Effective Amendment No. 8 Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on April 27, 2000.
(4)	Incorporated by reference from Post-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on December 15, 2000.
(5)	Incorporated by reference from Post-Effective Amendment No.3 to Allianz Life Variable Account A Form N-6 (File Nos. 333-60206 and 811-04965) electronically filed on January 6, 2003.
(6)	Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on December 30, 1999.
(7)	Incorporated by reference to Post-Effective Amendment No.19 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on August 27, 2001.
(8)	Incorporated by reference from Post-Effective Amendment No. 26 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically Filed on April 24, 2003.
(9)	Incorporated by reference to Registrant's Post-Effective Amendment No.12 to Registrant's Form N-4(File Nos. 333-95729 and 811-05618) electronically filed on April 26, 2004.
(10)	Incorporated by reference from Pre-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-120181 and 811-05618) electronically filed on March 30, 2005.
(11)	Incorporated by reference to Registrant's Post-Effective Amendment No. 28 to Registrant's Form N-4(File Nos. 333-06709 and 811-05618) electronically filed on April 27, 2005.
(12)	Incorporated by reference from the Initial Registration Statement to Registrant's Form N-4 (file Nos. 333-134267 and 811-05618 electronically filed on May 19, 2006.
(13)	Incorporated by reference from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on September 25, 2006.
(14)	Incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.
(15)	Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 24, 2008.
(16)	Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.
(17)	Incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 10, 2010.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gary C. Bhojwani	Director, President and Chief Executive Officer
Giulio Terzariol	Director, Senior Vice President and Chief Financial Officer
Thomas P. Burns	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Maureen A. Phillips	Senior Vice President, Secretary and General Counsel
Axel Zehren	Senior Vice President, Chief Investment Officer
Walter R. White	Senior Vice President, Chief Administrative Officer
Nancy E. Jones	Senior Vice President, Chief Marketing Officer
Patrick L. Nelson	Vice President, Chief Suitability Officer
Marc B. Olson	Vice President, Controller
Jay Ralph Allianz SE Koniginstr. 28 80802 Munchen Germany	Director and Chairman of the Board
Dr. Helmut Perlet Koniginstr. 80802 Munchen Germany	Director
Dr. Brigitte Bovermann Koniginstr. 28 80802 Munchen Germany	Director
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is incorporated by reference from Registrant's Post-Effective No. 21 to

Form N-4 File Nos. 333-139701 and 811-05618 filed electronically on April 23, 2010.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2010 there were 4,269 qualified Contract Owners and 6,894 non-qualified Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION

The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

a.	Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
b.	The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Robert DeChellis	Chief Executive Officer, President and Governor
Thomas Burns	Governor
Angela Forsman	Chief Financial Officer and Vice President
Jeffrey W. Kletti	Senior Vice President
Kristine Klitzke	Chief Compliance Officer
Stewart D. Gregg	Vice President and Secretary
Bernt vonOhlen	Assistant Secretary

c.	For the period 1-1-2009 to 12-31-2009
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$169,464,504.26	$0	$0	$0
The $169,464,504.26 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 27th day of April, 2010.

ALLIANZ LIFE VARIABLE ACCOUNT B

(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: GARY C. BHOJWANI*

Gary C. Bhojwani

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2010.

Signature	Title
Gary C. Bhojwani* Gary C. Bhojwani	Director, President & Chief Executive Officer
Giulio Terzariol* Giulio Terzariol	Director, Vice President, Chief Financial Officer and Treasurer
Peter Huehne* Peter Huehne	Director
Charles Kavitsky* Charles Kavitsky	Director
Brigitte Bovermann* Brigitte Bovermann	Director
*	By Power of Attorney filed as Exhibit 13 to this Registration Statement

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 35

TO FORM N-4

(FILE NOS. 333-06709 AND 811-05816)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firm